UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

300 East Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-474-2737

Date of fiscal year end: August 31, 2010

Date of reporting period: August 31, 2010

Item 1. Reports to Stockholders.

2010 ANNUAL REPORT TO SHAREHOLDERS

iSHARES® MSCI SERIES

AUGUST 31, 2010

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iShares MSCI Austria Investable Market Index Fund  |  EWO  |  NYSE Arca

iShares MSCI Belgium Investable Market Index Fund  |  EWK  |  NYSE Arca

iShares MSCI Emerging Markets Eastern Europe Index Fund  |  ESR  |  NYSE Arca

iShares MSCI EMU Index Fund  |  EZU  |  NYSE Arca

iShares MSCI France Index Fund  |  EWQ  |  NYSE Arca

iShares MSCI Germany Index Fund  |  EWG  |  NYSE Arca

iShares MSCI Italy Index Fund  |  EWI  |  NYSE Arca

iShares MSCI Netherlands Investable Market Index Fund  |  EWN  |  NYSE Arca

iShares MSCI Spain Index Fund  |  EWP  |  NYSE Arca

iShares MSCI Sweden Index Fund  |  EWD  |  NYSE Arca

iShares MSCI Switzerland Index Fund  |  EWL  |  NYSE Arca

iShares MSCI United Kingdom Index Fund  |  EWU  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(11.07)%	(12.28)%	(11.56)%	(5.44)%	(5.78)%	(6.44)%	10.63%	10.37%	10.27%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(11.07)%	(12.28)%	(11.56)%	(24.41)%	(25.74)%	(28.30)%	174.53%	168.24%	165.79%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Financial	38.94%

Industrial	19.12

Energy	12.07

Basic Materials	8.95

Communications	8.85

Utilities	4.90

Consumer Cyclical	3.83

Consumer Non-Cyclical	2.19

Short-Term and Other Net Assets	1.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Erste Group Bank AG	15.06%

OMV AG	10.65

Telekom Austria AG	8.85

voestalpine AG	7.29

IMMOFINANZ AG	7.03

Verbund AG	4.90

Andritz AG	4.76

Raiffeisen International Bank Holding AG	4.71

Vienna Insurance Group AG	4.38

Wienerberger AG	3.61

TOTAL	71.24%

The iShares MSCI Austria Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Austrian market, as measured by the MSCI Austria Investable Market IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was (11.07)%, while the total return for the Index was (11.56)%.

Stock markets around the world delivered mixed results during the reporting period. Underlying the uneven stock market performance was an environment of generally improving economic conditions and rising investor confidence, followed by investor uncertainty and market declines. As the reporting period began, the global financial crisis abated, while expansive monetary and fiscal measures employed by governments around the world appeared to help the global economic recovery gain momentum. As the reporting period progressed, however, stock markets reversed course. Triggered by Greece’s inability to repay loans, concerns about large levels of sovereign debt spread to other peripheral European countries with massive debt burdens, including Italy, Ireland, Portugal, and Spain.

In response to the European sovereign debt crisis, the European Union and International Monetary Fund agreed on a $1 trillion emergency package of standby funds to be available to Greece and other eurozone countries in financial distress. As other eurozone nations evaluated their fiscal conditions, many proposed austerity measures and tax increases that ran the risk of severely impeding economic recovery. Many international markets declined sharply amid investor concern about the dampened potential for economic growth throughout Europe, as well as the impact that a slowdown in Europe would have on the global economy. European markets experienced the most significant pullbacks, although most markets did not erase all gains achieved earlier in the reporting period. As concerns about the creditworthiness of peripheral eurozone countries mounted, the euro depreciated relative to the U.S. dollar. This hurt revenues for companies with significant European exposure, but did benefit certain eurozone countries with export-driven economies.

Austria’s equity market, as represented by the Index, finished the reporting period in negative territory. Because Austria relies on its European neighbors for the vast majority of its exports, it is vulnerable to the economic health of the constituent markets of the European Union, particularly Germany. During the reporting period, Austria’s economy emerged from the recession that had accompanied the global economic downturn of 2008. Following five consecutive quarters of contraction, Austrian GDP grew for the first two quarters of 2010. However, Austria’s banking sector, which has strong relationships with peripheral European countries, suffered exposure to the sovereign debt crisis and required government intervention to remain stable during the reporting period.

2	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

The Fund’s ten largest holdings as of August 31, 2010 represented approximately 71% of Fund net assets. Eight of the Fund’s ten largest holdings declined for the reporting period. Wienerberger AG, the world’s largest producer of bricks, suffered the steepest decline, followed by Verbund AG, Austria’s largest electricity provider, and telecommunications company Telekom Austria AG. Banks also experienced double-digit declines, including Raiffeisen International Bank Holding AG and Erste Group Bank AG, the Fund’s largest holding. On the positive side, plant engineering company Andritz AG logged solid gains and property developer IMMOFINANZ AG posted a modest gain for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(0.60)%	(1.37)%	1.41%	(5.50)%	(5.75)%	(6.05)%	2.10%	1.97%	0.73%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(0.60)%	(1.37)%	1.41%	(24.66)%	(25.64)%	(26.82)%	23.13%	21.58%	7.51%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

4	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Consumer Non-Cyclical	41.84%

Financial	19.49

Basic Materials	10.66

Diversified	9.22

Communications	8.97

Industrial	6.45

Consumer Cyclical	1.59

Technology	0.48

Short-Term and Other Net Assets	1.30

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Anheuser-Busch InBev NV	24.40%

Delhaize Group SA	6.61

KBC Groep NV	6.24

Groupe Bruxelles Lambert SA	5.70

Ageas	5.11

Belgacom SA	4.81

Solvay SA	4.75

Colruyt SA	4.48

Umicore	3.99

UCB SA	3.19

TOTAL	69.28%

The iShares MSCI Belgium Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Belgian market, as measured by the MSCI Belgium Investable Market IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was (0.60)%, while the total return for the Index was 1.41%.

Stock markets around the world delivered mixed results during the reporting period. Underlying the uneven stock market performance was an environment of generally improving economic conditions and rising investor confidence, followed by investor uncertainty and market declines. As the reporting period began, the global financial crisis abated, while expansive monetary and fiscal measures employed by governments around the world appeared to help the global economic recovery gain momentum. As the reporting period progressed, however, stock markets reversed course. Triggered by Greece’s inability to repay loans, concerns about large levels of sovereign debt spread to other peripheral European countries with massive debt burdens, including Italy, Ireland, Portugal, and Spain.

In response to the European sovereign debt crisis, the European Union and International Monetary Fund agreed on a $1 trillion emergency package of standby funds to be available to Greece and other eurozone countries in financial distress. As other eurozone nations evaluated their fiscal conditions, many proposed austerity measures and tax increases that ran the risk of severely impeding economic recovery. Many international markets declined sharply amid investor concern about the dampened potential for economic growth throughout Europe, as well as the impact that a slowdown in Europe would have on the global economy. European markets experienced the most significant pullbacks, although most markets did not erase all gains achieved earlier in the reporting period. As concerns about the creditworthiness of peripheral eurozone countries mounted, the euro depreciated relative to the U.S. dollar. This hurt revenues for companies with significant European exposure, but did benefit certain eurozone countries with export-driven economies.

Belgium’s equity market, as represented by the Index, delivered a slight gain during the reporting period. With few natural resources, Belgium imports raw materials and exports end products, making the country highly sensitive to the economic state of its trading partners. During the reporting period, Belgium’s economy emerged from the recession that had accompanied the global economic downturn of 2008. Following five consecutive quarters of contraction, Belgian GDP was flat during the first quarter of 2010 and grew during the second quarter of 2010, as it benefited from improvement in neighboring countries, particularly Germany. Beginning in February 2010, industrial production expanded for the first time since September 2008. The depreciating euro, caused by concerns about

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

European sovereign debt, lowered prices of Belgian goods for non-European countries, helping Belgium’s export demand. However, unemployment remained a problem, climbing to 8.9% in August 2010.

The ten largest holdings as of August 31, 2010 accounted for approximately 69% of the net assets of the Fund. Six of the ten largest Fund holdings delivered positive results for the reporting period. Materials technology company Umicore SA logged solid gains, as did brewer Anheuser-Busch InBev NV, the Fund’s largest holding. Retailer Colruyt SA also posted positive returns. Financial companies among the Fund’s ten largest holdings delivered mixed results: KBC Groep NV logged sound gains, but banking group UCB SA lost ground. Insurance company Ageas also declined for the reporting period.

6	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE INDEX FUND

Performance as of August 31, 2010

Cumulative Total Return

Inception to 8/31/10

NAV	MARKET	INDEX
4.68%	4.39%	4.31%

“Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated and is calculated from an inception date of 9/30/09.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/2/09), the NAV of the Fund is used as a proxy for the Market Price to calculated market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Energy	45.65%

Financial	22.01

Basic Materials	12.49

Communications	9.04

Consumer Non-Cyclical	4.81

Utilities	4.40

Industrial	0.68

Short-Term and Other Net Assets	0.92

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
OAO Gazprom SP ADR (Russia)	19.70%

LUKOIL SP ADR (Russia)	9.47

Sberbank GDR (Russia)	8.31

MMC Norilsk Nickel SP ADR (Russia)	5.02

Mobile TeleSystems SP ADR (Russia)	4.23

OJSC Rosneft Oil Co. SP GDR (Russia)	3.66

Surgutneftegaz SP ADR (Russia)	3.08

OAO Tatneft SP ADR (Russia)	2.87

CEZ AS (Czech Republic)	2.86

Powszechna Kasa Oszczednosci Bank Polski SA (Poland)	2.84

TOTAL	62.04%

The iShares MSCI Emerging Markets Eastern Europe Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Eastern Europe IndexSM (the “Index”). The Index is a free float-adjusted market capitalization weighted index designed to measure the equity performance of the following four emerging market countries: the Czech Republic, Hungary, Poland and Russia. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from September 30, 2009 (inception date of the Fund) through August 31, 2010 (the “reporting period”), the total return for the Fund was 4.68%, while the total return for the Index was 4.31%.

Stock markets around the world delivered mixed results during the reporting period. Underlying the uneven stock market performance was an environment of generally improving economic conditions and rising investor confidence, followed by investor uncertainty and market declines. As the reporting period began, the global financial crisis abated, while expansive monetary and fiscal measures employed by governments around the world appeared to help the global economic recovery gain momentum. As the reporting period progressed, however, stock markets reversed course. Triggered by Greece’s inability to repay loans, concerns about large levels of sovereign debt spread to other peripheral European countries with massive debt burdens, including Italy, Ireland, Portugal, and Spain.

In response to the European sovereign debt crisis, the European Union and International Monetary Fund agreed on a $1 trillion emergency package of standby funds to be available to Greece and other eurozone countries in financial distress. As other eurozone nations evaluated their fiscal conditions, many proposed austerity measures and tax increases that ran the risk of severely impeding economic recovery. Many international markets declined sharply amid investor concern about the dampened potential for economic growth throughout Europe, as well as the impact that a slowdown in Europe would have on the global economy. European markets experienced the most significant pullbacks, although most markets did not erase all gains achieved earlier in the reporting period. As concerns about the creditworthiness of peripheral eurozone countries mounted, the euro depreciated relative to the U.S. dollar. This hurt revenues for companies with significant European exposure, but did benefit certain eurozone countries with export-driven economies.

The emerging markets of Eastern Europe, as represented by the Index, collectively achieved positive returns for the reporting period. As was the case with many emerging markets, the Russian equity market struggled as the economic crises in Southern European markets eroded investors’ appetite for risk. However, the equity market delivered moderately positive returns as the Central Bank of Russia

8	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE INDEX FUND

successfully lowered rates to stimulate the economy. The European debt crisis affected Hungary more than any other emerging market. Hungarian stocks declined, driven almost as much by the drop in its currency, the forint, as by underlying equity performance. With Hungary’s high government debt balances and weak economy, investors have seen parallels between Hungary and Greece. The Czech Republic’s economy, by comparison, was relatively resilient to the effects of the sovereign debt crisis. The country’s equity market gained ground as export growth lifted economic activity. Poland, the sole country in the 27-nation European Union not to fall into recession in 2009, delivered stock market gains as its economy expanded.

The Fund’s ten largest holdings as of August 31, 2010 represented approximately 62% of Fund net assets. Six of the Fund’s ten largest holdings delivered positive returns for the reporting period. Russian nickel producer MMC Norilsk Nickel and Russian bank Sberbank both logged solid gains. Russian oil company OAO Tatneft and Polish bank Powszechna Kasa Oszczednosci Bank Polski SA also performed well. On the negative side, Czech electric company CEZ AS and Russian oil company OJSC Rosneft Oil Co. declined, as did the Fund’s largest holding, Russian natural gas company OAO Gazprom.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EMU INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(11.19)%	(12.07)%	(11.17)%	(0.61)%	(0.93)%	(0.45)%	0.08%	(0.01)%	0.32%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(11.19)%	(12.07)%	(11.17)%	(3.03)%	(4.55)%	(2.24)%	0.85%	(0.07)%	3.25%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

10	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMU INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Financial	24.08%

Consumer Non-Cyclical	15.26

Communications	12.47

Industrial	12.33

Utilities	8.84

Basic Materials	8.08

Energy	7.47

Consumer Cyclical	7.10

Technology	2.67

Diversified	1.46

Short-Term and Other Net Assets	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Total SA (France)	3.55%

Banco Santander SA (Spain)	3.47

Telefonica SA (Spain)	3.27

Siemens AG Registered (Germany)	2.69

Sanofi-Aventis (France)	2.18

BNP Paribas (France)	2.13

Eni SpA (Italy)	1.86

E.ON AG (Germany)	1.82

Bayer AG (Germany)	1.81

BASF SE (Germany)	1.74

TOTAL	24.52%

The iShares MSCI EMU Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the European Monetary Union (EMU) markets, as measured by the MSCI EMU IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was (11.19)%, while the total return for the Index was (11.17)%.

Stock markets around the world delivered mixed results during the reporting period. Underlying the uneven stock market performance was an environment of generally improving economic conditions and rising investor confidence, followed by investor uncertainty and market declines. As the reporting period began, the global financial crisis abated, while expansive monetary and fiscal measures employed by governments around the world appeared to help the global economic recovery gain momentum. As the reporting period progressed, however, stock markets reversed course. Triggered by Greece’s inability to repay loans, concerns about large levels of sovereign debt spread to other peripheral European countries with massive debt burdens, including Italy, Ireland, Portugal, and Spain.

In response to the European sovereign debt crisis, the European Union and International Monetary Fund agreed on a $1 trillion emergency package of standby funds to be available to Greece and other eurozone countries in financial distress. As other eurozone nations evaluated their fiscal conditions, many proposed austerity measures and tax increases that ran the risk of severely impeding economic recovery. Many international markets declined sharply amid investor concern about the dampened potential for economic growth throughout Europe, as well as the impact that a slowdown in Europe would have on the global economy. European markets experienced the most significant pullbacks, although most markets did not erase all gains achieved earlier in the reporting period. As concerns about the creditworthiness of peripheral eurozone countries mounted, the euro depreciated relative to the U.S. dollar. This hurt revenues for companies with significant European exposure, but did benefit certain eurozone countries with export-driven economies.

The collective equity markets of the European Monetary Union, as represented by the Index, declined for the period. Countries across the European Monetary Union grappled with economic recovery as the sovereign debt crisis unfolded. France emerged from recession, as the French government’s massive fiscal stimulus plan appeared to lift economic activity. In the first half of 2010, France’s economy expanded. Unemployment levels remained a problem, however, climbing to 10%. Germany’s economy recovered from recession at an accelerating pace. Following five quarters of declines, GDP grew for the first two quarters of 2010. The depreciating euro helped spur export demand

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMU INDEX FUND

for German goods, particularly automobiles. As a result, unemployment levels dropped from a high of 8.3% in August 2009 to 7.6% by August 2010.

The Spanish economy continued to struggle. Economic activity continued to contract, the jobless rate climbed to 20%, household debt grew to unprecedented levels, and corporate debt climbed to 150% of GDP. As economic conditions worsened, government attempts to stimulate activity resulted in a budget deficit that represented 11.4% of GDP. Consequently, two of the three major international rating agencies downgraded Spain’s long-term sovereign debt rating. Italy struggled with affects from the sovereign debt crisis. After contracting for five consecutive quarters, GDP levels grew for the first two quarters of 2010. Although the debt crisis in Greece had no direct impact on Italy, concerns grew that investor perception of a contagion among Mediterranean countries would put pressure on Italy’s banking system.

The Fund’s ten largest holdings as of August 31, 2010 represented approximately 25% of Fund net assets. Seven of the Fund’s ten largest holdings declined for the reporting period. German utility company E.ON AG, Spanish bank Banco Santander SA, and French banking group BNP Paribas were among the weakest performers. The Fund’s largest holding, French oil company Total SA, also detracted meaningfully from returns. On the positive side, German engineering company Siemens AG posted a gain.

12	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI FRANCE INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(10.98)%	(11.96)%	(10.82)%	(0.85)%	(1.09)%	(0.66)%	(0.40)%	(0.50)%	(0.15)%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(10.98)%	(11.96)%	(10.82)%	(4.18)%	(5.35)%	(3.26)%	(3.90)%	(4.88)%	(1.45)%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRANCE INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Consumer Non-Cyclical	20.92%

Financial	18.51

Industrial	13.79

Energy	11.81

Communications	10.92

Utilities	6.71

Basic Materials	6.12

Consumer Cyclical	5.92

Diversified	3.13

Technology	1.97

Short-Term and Other Net Assets	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Total SA	10.83%

Sanofi-Aventis	6.60

BNP Paribas	6.50

GDF Suez	4.22

France Telecom SA	4.13

Societe Generale	3.51

Danone SA	3.44

L’Air Liquide SA	3.22

Vivendi SA	3.15

LVMH Moet Hennessy Louis Vuitton SA	3.13

TOTAL	48.73%

The iShares MSCI France Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the French market, as measured by the MSCI France IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was (10.98)%, while the total return for the Index was (10.82)%.

Stock markets around the world delivered mixed results during the reporting period. Underlying the uneven stock market performance was an environment of generally improving economic conditions and rising investor confidence, followed by investor uncertainty and market declines. As the reporting period began, the global financial crisis abated, while expansive monetary and fiscal measures employed by governments around the world appeared to help the global economic recovery gain momentum. As the reporting period progressed, however, stock markets reversed course. Triggered by Greece’s inability to repay loans, concerns about large levels of sovereign debt spread to other peripheral European countries with massive debt burdens, including Italy, Ireland, Portugal, and Spain.

In response to the European sovereign debt crisis, the European Union and International Monetary Fund agreed on a $1 trillion emergency package of standby funds to be available to Greece and other eurozone countries in financial distress. As other eurozone nations evaluated their fiscal conditions, many proposed austerity measures and tax increases that ran the risk of severely impeding economic recovery. Many international markets declined sharply amid investor concern about the dampened potential for economic growth throughout Europe, as well as the impact that a slowdown in Europe would have on the global economy. European markets experienced the most significant pullbacks, although most markets did not erase all gains achieved earlier in the reporting period. As concerns about the creditworthiness of peripheral eurozone countries mounted, the euro depreciated relative to the U.S. dollar. This hurt revenues for companies with significant European exposure, but did benefit certain eurozone countries with export-driven economies.

The French equity market, as represented by the Index, registered declines for the reporting period. France emerged from recession during the reporting period, as the French government’s massive fiscal stimulus plan appeared to lift economic activity. In the first half of 2010, France’s economy expanded, as evidenced by GDP figures of 1.2% and 1.7% for the first and second quarters, respectively. Industrial production turned positive in 2010 for the first time since May 2008. Unemployment levels remained a problem, however, climbing to 10%

14	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRANCE INDEX FUND

late in the reporting period. Consequently, consumer confidence fell amid worries over unemployment. In addition, concerns began to grow about the sustainability of economic growth once fiscal stimulus measures were phased out.

The ten largest Fund holdings represented approximately 49% of the net assets of the Fund as of August 31, 2010. Seven of the Fund’s ten largest holdings declined for the reporting period. Financial companies among the ten largest holdings were among the negative performers: both investment bank Societe Generale and banking group BNP Paribas posted double-digit declines. Energy companies GDF Suez, a natural gas producer, and the Fund’s largest holding, oil company Total SA, both declined for the reporting period, as did media conglomerate Vivendi SA and pharmaceutical company Sanofi-Aventis. On the positive side, LVMH Moet Henessey Louis Vuitton SA delivered double-digit gains for the reporting period. Industrial gas producer L’Air Liquide SA also posted a gain.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI GERMANY INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(5.35)%	(6.31)%	(5.44)%	2.95%	2.59%	3.07%	1.23%	1.12%	1.39%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(5.35)%	(6.31)%	(5.44)%	15.64%	13.63%	16.33%	13.04%	11.79%	14.75%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

16	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/2010
Sector	Percentage of Net Assets
Financial	18.49%

Industrial	18.01

Basic Materials	17.09

Consumer Cyclical	15.25

Utilities	11.32

Consumer Non-Cyclical	8.07

Communications	5.56

Technology	5.47

Diversified	0.48

Short-Term and Other Net Assets	0.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Siemens AG Registered	10.57%

E.ON AG	7.15

Bayer AG	7.12

BASF SE	6.84

Allianz SE Registered	6.62

Daimler AG Registered	6.18

Deutsche Telekom AG Registered	5.30

Deutsche Bank AG Registered	4.90

SAP AG	4.59

RWE AG	3.85

TOTAL	63.12%

The iShares MSCI Germany Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the German market, as measured by the MSCI Germany IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was (5.35)%, while the total return for the Index was (5.44)%.

Stock markets around the world delivered mixed results during the reporting period. Underlying the uneven stock market performance was an environment of generally improving economic conditions and rising investor confidence, followed by investor uncertainty and market declines. As the reporting period began, the global financial crisis abated, while expansive monetary and fiscal measures employed by governments around the world appeared to help the global economic recovery gain momentum. As the reporting period progressed, however, stock markets reversed course. Triggered by Greece’s inability to repay loans, concerns about large levels of sovereign debt spread to other peripheral European countries with massive debt burdens, including Italy, Ireland, Portugal, and Spain.

In response to the European sovereign debt crisis, the European Union and International Monetary Fund agreed on a $1 trillion emergency package of standby funds to be available to Greece and other eurozone countries in financial distress. As other eurozone nations evaluated their fiscal conditions, many proposed austerity measures and tax increases that ran the risk of severely impeding economic recovery. Many international markets declined sharply amid investor concern about the dampened potential for economic growth throughout Europe, as well as the impact that a slowdown in Europe would have on the global economy. European markets experienced the most significant pullbacks, although most markets did not erase all gains achieved earlier in the reporting period. As concerns about the creditworthiness of peripheral eurozone countries mounted, the euro depreciated relative to the U.S. dollar. This hurt revenues for companies with significant European exposure, but did benefit certain eurozone countries with export-driven economies.

Germany’s equity market, as represented by the Index, finished the reporting period in negative territory, due largely to the dampening effects of the sovereign debt crisis. The German economy recovered from recession at an accelerating pace during the reporting period. Following five quarters of declining GDP levels, GDP grew for the first two quarters of 2010. The depreciating euro helped spur export demand for German goods, particularly automobiles. As a result, unemployment levels dropped more quickly than analysts had anticipated, falling from a high of 8.3% in August 2009 to 7.6% by August 2010. Industrial production expanded sharply in 2010,

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY INDEX FUND

following 20 months of declines. However, equity markets suffered setbacks during the reporting period amid concerns that the debt crisis in Mediterranean European countries would cause a contagion effect and hinder economic growth in Europe.

The ten largest Fund holdings represented approximately 63% of the net assets of the Fund as of August 31, 2010. Five of the Fund’s ten largest holdings delivered positive returns for the reporting period. Car maker Daimler AG and engineering conglomerate Siemens AG, the Fund’s largest holding, both logged positive returns. Telecommunications company Deutsche Telekom AG also delivered gains for the reporting period. On the negative side, utility companies E.ON AG and RWE AG experienced the most significant declines among the Fund’s ten largest holdings. Financial companies Allianz SE and Deutsche Bank AG also declined for the reporting period.

18	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI ITALY INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(19.11)%	(19.95)%	(18.70)%	(6.75)%	(7.02)%	(6.76)%	(1.03)%	(1.17)%	(1.22)%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(19.11)%	(19.95)%	(18.70)%	(29.50)%	(30.51)%	(29.51)%	(9.85)%	(11.11)%	(11.52)%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ITALY INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Financial	35.30%

Energy	22.12

Utilities	16.10

Communications	7.12

Industrial	6.85

Consumer Non-Cyclical	6.84

Consumer Cyclical	4.92

Diversified	0.63

Short-Term and Other Net Assets	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Eni SpA	18.34%

UniCredit SpA	11.56

Enel SpA	10.71

Intesa Sanpaolo SpA	7.58

Assicurazioni Generali SpA	4.88

Terna SpA	3.87

Saipem SpA	3.78

Telecom Italia SpA	3.53

Fiat SpA	3.48

Tenaris SA	3.44

TOTAL	71.17%

The iShares MSCI Italy Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Italian market, as measured by the MSCI Italy IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was (19.11)%, while the total return for the Index was (18.70)%.

Stock markets around the world delivered mixed results during the reporting period. Underlying the uneven stock market performance was an environment of generally improving economic conditions and rising investor confidence, followed by investor uncertainty and market declines. As the reporting period began, the global financial crisis abated, while expansive monetary and fiscal measures employed by governments around the world appeared to help the global economic recovery gain momentum. As the reporting period progressed, however, stock markets reversed course. Triggered by Greece’s inability to repay loans, concerns about large levels of sovereign debt spread to other peripheral European countries with massive debt burdens, including Italy, Ireland, Portugal, and Spain.

In response to the European sovereign debt crisis, the European Union and International Monetary Fund agreed on a $1 trillion emergency package of standby funds to be available to Greece and other eurozone countries in financial distress. As other eurozone nations evaluated their fiscal conditions, many proposed austerity measures and tax increases that ran the risk of severely impeding economic recovery. Many international markets declined sharply amid investor concern about the dampened potential for economic growth throughout Europe, as well as the impact that a slowdown in Europe would have on the global economy. European markets experienced the most significant pullbacks, although most markets did not erase all gains achieved earlier in the reporting period. As concerns about the creditworthiness of peripheral eurozone countries mounted, the euro depreciated relative to the U.S. dollar. This hurt revenues for companies with significant European exposure, but did benefit certain eurozone countries with export-driven economies.

Italy’s equity market, as represented by the Index, finished the reporting period in negative territory. Like many European countries, Italy struggled to recover from the recession early in the reporting period. After contracting for five consecutive quarters, GDP levels grew for the first two quarters of 2010. In February 2010, industrial production grew for the first time since April 2008. Just as the country began to experience improved economic activity, however, the sovereign debt crisis dealt it a second blow. Although the debt crisis in Greece had no direct impact on Italy, concerns grew that investor perception of a contagion among Mediterranean countries would put pressure on Italy’s banking system. In May 2010, Italy cut its economic growth outlook for 2011 from 2.0% to 1.5%, and raised its debt forecast for 2011

20	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ITALY INDEX FUND

to 118.4% of GDP. However, at 5.3% of GDP, Italy’s budget deficit remained substantially that of its Mediterranean neighbors associated with the sovereign debt crisis.

The ten largest Fund holdings represented 71% of the net assets of the Fund as of August 31, 2010. For the reporting period, six of the Fund’s ten largest holdings declined. Financial companies Assicurazioni Generali SpA, UniCredit SpA, and Intesa Sanpaolo SpA all detracted significantly from Fund performance. The Fund’s largest holding, utility company Eni SpA, posted a double-digit decline, as did Enel SpA, Italy’s largest power company. On the positive side, oil and gas industry contractor Saipem SpA gained ground for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(1.44)%	(2.33)%	(1.17)%	2.09%	1.81%	2.70%	(0.33)%	(0.48)%	0.45%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(1.44)%	(2.33)%	(1.17)%	10.88%	9.36%	14.26%	(3.21)%	(4.66)%	4.61%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

22	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Consumer Non-Cyclical	30.92%

Financial	20.27

Industrial	18.04

Communications	14.55

Basic Materials	7.15

Technology	4.98

Energy	2.38

Diversified	0.81

Consumer Cyclical	0.52

Short-Term and Other Net Assets	0.38

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Unilever NV CVA	16.78%

ING Groep NV CVA	12.71

Koninklijke Philips Electronics NV	10.32

Koninklijke KPN NV	9.20

Akzo Nobel NV	4.65

Koninklijke Ahold NV	4.50

ASML Holding NV	4.04

Heineken NV	3.67

TNT NV	3.62

Reed Elsevier NV	3.24

TOTAL	72.73%

The iShares MSCI Netherlands Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Dutch market, as measured by the MSCI Netherlands Investable Market IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was (1.44)%, while the total return for the Index was (1.17)%.

Stock markets around the world delivered mixed results during the reporting period. Underlying the uneven stock market performance was an environment of generally improving economic conditions and rising investor confidence, followed by investor uncertainty and market declines. As the reporting period began, the global financial crisis abated, while expansive monetary and fiscal measures employed by governments around the world appeared to help the global economic recovery gain momentum. As the reporting period progressed, however, stock markets reversed course. Triggered by Greece’s inability to repay loans, concerns about large levels of sovereign debt spread to other peripheral European countries with massive debt burdens, including Italy, Ireland, Portugal, and Spain.

In response to the European sovereign debt crisis, the European Union and International Monetary Fund agreed on a $1 trillion emergency package of standby funds to be available to Greece and other eurozone countries in financial distress. As other eurozone nations evaluated their fiscal conditions, many proposed austerity measures and tax increases that ran the risk of severely impeding economic recovery. Many international markets declined sharply amid investor concern about the dampened potential for economic growth throughout Europe, as well as the impact that a slowdown in Europe would have on the global economy. European markets experienced the most significant pullbacks, although most markets did not erase all gains achieved earlier in the reporting period. As concerns about the creditworthiness of peripheral eurozone countries mounted, the euro depreciated relative to the U.S. dollar. This hurt revenues for companies with significant European exposure, but did benefit certain eurozone countries with export-driven economies.

The Netherlands equity market, as represented by the Index, registered declines for the reporting period. Because the Dutch economy is based heavily on export trade, it is sensitive to the economic health of its trading partners. Neighboring European countries, in particular, account for roughly 75% of the Netherlands’ export market. Sluggish economic conditions in Europe as well as the U.S. had hampered the Netherlands’ economy during the global economic downturn that began in 2008, and the economy fell into deep recession. The Dutch financial sector, which had significant exposure to U.S. mortgage debt, had also suffered significant losses and required government intervention to stabilize. During the reporting period, though, the Dutch economy began to emerge from recession. Following five

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

consecutive quarters of contraction, Dutch GDP grew for the first two quarters of 2010 as it benefited from economic improvement in neighboring countries, particularly Germany. Industrial production enjoyed renewed strength as export levels trended upward. Government stimulus programs also boosted economic activity during the period.

The ten largest Fund holdings accounted for approximately 73% of the net assets of the Fund as of August 31, 2010. Five of the ten largest holdings delivered positive returns for the reporting period. Koninklijke Philips Electronics NV delivered the strongest gains among the Fund’s ten largest holdings. Global publisher Reed Elsevier NV also gained ground, as did beer maker Heineken NV. On the negative side, financial company ING Groep NV, the Fund’s second largest holding, detracted from Fund returns. Technology company ASML Holding NV and Akzo Nobel NV, the world’s largest manufacturer of powder coatings, also declined.

24	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SPAIN INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(17.91)%	(18.53)%	(17.65)%	4.50%	4.24%	4.76%	6.74%	6.62%	6.23%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(17.91)%	(18.53)%	(17.65)%	24.59%	23.07%	26.21%	92.00%	89.82%	83.07%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SPAIN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Financial	46.40%

Communications	18.43

Utilities	10.80

Consumer Non-Cyclical	5.71

Energy	5.65

Consumer Cyclical	5.45

Industrial	5.06

Technology	1.21

Basic Materials	1.16

Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Banco Santander SA	23.60%

Telefonica SA	17.59

Banco Bilbao Vizcaya Argentaria SA	8.56

Iberdrola SA	4.94

Industria de Diseno Textil SA	4.81

Repsol YPF SA	4.68

Criteria CaixaCorp SA	3.85

Abertis Infraestructuras SA	3.60

Mapfre SA	2.95

Banco Popular Espanol SA	2.79

TOTAL	77.37%

The iShares MSCI Spain Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Spanish market, as measured by the MSCI Spain IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was (17.91)%, while the total return for the Index was (17.65)%.

Stock markets around the world delivered mixed results during the reporting period. Underlying the uneven stock market performance was an environment of generally improving economic conditions and rising investor confidence, followed by investor uncertainty and market declines. As the reporting period began, the global financial crisis abated, while expansive monetary and fiscal measures employed by governments around the world appeared to help the global economic recovery gain momentum. As the reporting period progressed, however, stock markets reversed course. Triggered by Greece’s inability to repay loans, concerns about large levels of sovereign debt spread to other peripheral European countries with massive debt burdens, including Italy, Ireland, Portugal, and Spain.

In response to the European sovereign debt crisis, the European Union and International Monetary Fund agreed on a $1 trillion emergency package of standby funds to be available to Greece and other eurozone countries in financial distress. As other eurozone nations evaluated their fiscal conditions, many proposed austerity measures and tax increases that ran the risk of severely impeding economic recovery. Many international markets declined sharply amid investor concern about the dampened potential for economic growth throughout Europe, as well as the impact that a slowdown in Europe would have on the global economy. European markets experienced the most significant pullbacks, although most markets did not erase all gains achieved earlier in the reporting period. As concerns about the creditworthiness of peripheral eurozone countries mounted, the euro depreciated relative to the U.S. dollar. This hurt revenues for companies with significant European exposure, but did benefit certain eurozone countries with export-driven economies.

The Spanish equity market, as represented by the Index, declined for the reporting period. While many of its European neighbors began to recover from the economic slowdown that had begun in 2008, Spain continued to struggle. Economic activity, as measured by GDP, continued to contract throughout the reporting period. The jobless rate climbed, reaching 20% by June 2010. Household debt grew to unprecedented levels, and corporate debt climbed to 150% of GDP. As economic conditions worsened, government attempts to stimulate activity resulted in a budget deficit that represented 11.4% of GDP. As a result, two of the three major international rating agencies downgraded Spain’s long-term sovereign debt rating. Although the Spanish government was able to pass an austerity plan that would

26	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SPAIN INDEX FUND

include spending cuts and labor reforms, the narrowness of the victory caused concern about its ability to enact such measures. Worries grew that Spain might require a bailout similar to Greece’s, but on a much larger scale, as Spain is the eurozone’s fourth largest economy.

The ten largest Fund holdings represented 77% of the net assets of the Fund as of August 31, 2010. Nine of the ten largest holdings declined for the reporting period. Financial companies were the largest detractors from Fund performance, including Banco Bilbao Vizcaya Argentaria SA, Banco Popular Espanol SA, and the Fund’s largest holding, Banco Santander SA. Electric utility company Iberdrola SA and telephone company Telefonica SA also declined for the reporting period. On the positive side, clothing retailer Industria de Diseno Textil SA delivered double-digit gains.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance

iSHARES® MSCI SWEDEN INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
9.70%	8.68%	9.82%	5.93%	5.58%	5.93%	2.08%	1.97%	1.65%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
9.70%	8.68%	9.82%	33.39%	31.17%	33.36%	22.84%	21.58%	17.74%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

28	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWEDEN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Financial	26.45%

Industrial	24.44

Communications	22.04

Consumer Cyclical	15.91

Basic Materials	5.64

Consumer Non-Cyclical	5.35

Short-Term and Other Net Assets	0.17

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Hennes & Mauritz AB Class B	12.10%

Telefonaktiebolaget LM Ericsson Class B	10.57

Nordea Bank AB	10.49

TeliaSonera AB	5.84

Svenska Handelsbanken AB Class A	4.62

Volvo AB Class B	4.57

Sandvik AB	4.32

Atlas Copco AB Class A	3.69

Skandinaviska Enskilda Banken AB Class A	3.18

Swedbank AB Class A	2.90

TOTAL	62.28%

The iShares MSCI Sweden Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Swedish market, as measured by the MSCI Sweden IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 9.70%, while the total return for the Index was 9.82%.

Stock markets around the world delivered mixed results during the reporting period. Underlying the uneven stock market performance was an environment of generally improving economic conditions and rising investor confidence, followed by investor uncertainty and market declines. As the reporting period began, the global financial crisis abated, while expansive monetary and fiscal measures employed by governments around the world appeared to help the global economic recovery gain momentum. As the reporting period progressed, however, stock markets reversed course. Triggered by Greece’s inability to repay loans, concerns about large levels of sovereign debt spread to other peripheral European countries with massive debt burdens, including Italy, Ireland, Portugal, and Spain.

In response to the European sovereign debt crisis, the European Union and International Monetary Fund agreed on a $1 trillion emergency package of standby funds to be available to Greece and other eurozone countries in financial distress. As other eurozone nations evaluated their fiscal conditions, many proposed austerity measures and tax increases that ran the risk of severely impeding economic recovery. Many international markets declined sharply amid investor concern about the dampened potential for economic growth throughout Europe, as well as the impact that a slowdown in Europe would have on the global economy. European markets experienced the most significant pullbacks, although most markets did not erase all gains achieved earlier in the reporting period. As concerns about the creditworthiness of peripheral eurozone countries mounted, the euro depreciated relative to the U.S. dollar. This hurt revenues for companies with significant European exposure, but did benefit certain eurozone countries with export-driven economies.

Sweden’s equity market, as represented by the Index, delivered positive returns for the reporting period. Because Sweden’s economy relies heavily on exports, it is sensitive to the economic health of its export partners. Sluggish economic conditions in Europe and the U.S., Sweden’s largest export destinations, had hampered the Swedish economy during the global economic downturn that began in 2008. Driven by weak export and consumption levels, Sweden experienced its deepest recession since World War II. As the reporting period progressed, though, Sweden’s economy rebounded. Following five consecutive quarters of contraction, Swedish GDP grew 2.8% and 4.5% in the first and second quarters of 2010, respectively. Escalating export demand, particularly to China and other emerging markets, drove

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWEDEN INDEX FUND

economic recovery. Personal consumption within Sweden also climbed, further fueling economic growth. Sweden’s budget deficit remained distinctly lower than that of many of its European neighbors, projected to be a modest 2.1% of GDP for 2010. Unemployment levels, though, remained stubbornly high, nearing 8%.

The ten largest Fund holdings represented 62% of the net assets of the Fund as of August 31, 2010. Eight of the Fund’s ten largest holdings delivered positive returns for the reporting period. Automaker Volvo AB and clothing retailer Hennes & Mauritz AB, the Fund’s largest holding, both achieved double-digit gains. Industrial equipment manufacturer Atlas Copco AB also performed well. Banks among the ten largest holdings delivered mixed results: Swedbank AB posted sound positive returns, while Nordea Bank AB declined.

30	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SWITZERLAND INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
6.35%	5.93%	6.08%	5.81%	5.67%	5.02%	4.37%	4.25%	4.63%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
6.35%	5.93%	6.08%	32.62%	31.75%	27.75%	53.33%	51.55%	57.25%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	31

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWITZERLAND INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Consumer Non-Cyclical	54.84%

Financial	20.74

Industrial	9.57

Basic Materials	5.78

Consumer Cyclical	5.74

Communications	1.90

Technology	0.34

Short-Term and Other Net Assets	1.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Nestle SA Registered	21.71%

Novartis AG Registered	12.93

Roche Holding AG Genusschein	11.36

UBS AG Registered	4.79

Credit Suisse Group AG Registered	4.70

ABB Ltd. Registered	4.58

Zurich Financial Services AG Registered	4.44

Compagnie Financiere Richemont SA Class A Bearer Units	3.62

Syngenta AG Registered	3.33

Swiss Reinsurance Co. Registered	2.27

TOTAL	73.73%

The iShares MSCI Switzerland Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Swiss market, as measured by the MSCI Switzerland IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 6.35%, while the total return for the Index was 6.08%.

Stock markets around the world delivered mixed results during the reporting period. Underlying the uneven stock market performance was an environment of generally improving economic conditions and rising investor confidence, followed by investor uncertainty and market declines. As the reporting period began, the global financial crisis abated, while expansive monetary and fiscal measures employed by governments around the world appeared to help the global economic recovery gain momentum. As the reporting period progressed, however, stock markets reversed course. Triggered by Greece’s inability to repay loans, concerns about large levels of sovereign debt spread to other peripheral European countries with massive debt burdens, including Italy, Ireland, Portugal, and Spain.

In response to the European sovereign debt crisis, the European Union and International Monetary Fund agreed on a $1 trillion emergency package of standby funds to be available to Greece and other eurozone countries in financial distress. As other eurozone nations evaluated their fiscal conditions, many proposed austerity measures and tax increases that ran the risk of severely impeding economic recovery. Many international markets declined sharply amid investor concern about the dampened potential for economic growth throughout Europe, as well as the impact that a slowdown in Europe would have on the global economy. European markets experienced the most significant pullbacks, although most markets did not erase all gains achieved earlier in the reporting period. As concerns about the creditworthiness of peripheral eurozone countries mounted, the euro depreciated relative to the U.S. dollar. This hurt revenues for companies with significant European exposure, but did benefit certain eurozone countries with export-driven economies.

Switzerland’s equity market, as represented by the Index, delivered positive results for the reporting period. Switzerland is an export-driven economy, with exports accounting for more than 50% of Swiss GDP. Because it relies on countries in the eurozone and the U.S. for the majority of its exports, Switzerland’s economy is sensitive to the financial health of its trading partners. Sluggish economic conditions in Europe and the U.S. had hampered the Swiss economy during the global economic downturn that began in 2008. During the reporting period though, improving economic conditions led to increased demand for Swiss exports. As export levels rebounded, economic activity

32	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWITZERLAND INDEX FUND

within Switzerland accelerated. Following five consecutive quarters of contraction, Swiss GDP grew 1.9% and 3.4% in the first two quarters of 2010, respectively. In May, the KOF economic indicators that aim to predict the economy’s direction several months in advance, posted a jump of 2.2%, marking its thirteenth consecutive monthly advance. Although Swiss banks have relatively low direct exposure to Greece, Switzerland is exposed to indirect contagion and exchange rate risk. As the Swiss franc appreciated relative to the euro, the Swiss National Bank took steps to weaken the franc, in an effort to maintain prices of Swiss export goods.

The ten largest Fund holdings accounted for 74% of the net assets of the Fund as of August 31, 2010. Five of the ten largest holdings delivered gains for the reporting period. The Fund’s largest holding, packaged foods company Nestle SA posted solid gains, as did luxury goods company Compagnie Financiere Richemont SA. Pharmaceutical company Roche Holding AG and financial company Credit Suisse Group AG were among the detractors from Fund performance.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	33

Management’s Discussion of Fund Performance

iSHARES® MSCI UNITED KINGDOM INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
2.87%	2.56%	3.48%	(0.48)%	(0.72)%	0.11%	1.04%	0.92%	1.75%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
2.87%	2.56%	3.48%	(2.38)%	(3.53)%	0.54%	10.90%	9.58%	18.92%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

34	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Consumer Non-Cyclical	25.52%

Financial	22.36

Energy	17.46

Basic Materials	12.26

Communications	9.71

Utilities	4.40

Consumer Cyclical	3.73

Industrial	2.84

Technology	0.85

Diversified	0.21

Short-Term and Other Net Assets	0.66

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
HSBC Holdings PLC	8.40%

Vodafone Group PLC	6.17

BP PLC	5.33

GlaxoSmithKline PLC	4.72

Royal Dutch Shell PLC Class A	4.58

Rio Tinto PLC	3.57

AstraZeneca PLC	3.47

Royal Dutch Shell PLC Class B	3.35

British American Tobacco PLC	3.30

BHP Billiton PLC	3.01

TOTAL	45.90%

The iShares MSCI United Kingdom Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the British market, as measured by the MSCI United Kingdom IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 2.87%, while the total return for the Index was 3.48%.

Stock markets around the world delivered mixed results during the reporting period. Underlying the uneven stock market performance was an environment of generally improving economic conditions and rising investor confidence, followed by investor uncertainty and market declines. As the reporting period began, the global financial crisis abated, while expansive monetary and fiscal measures employed by governments around the world appeared to help the global economic recovery gain momentum. As the reporting period progressed, however, stock markets reversed course. Triggered by Greece’s inability to repay loans, concerns about large levels of sovereign debt spread to other peripheral European countries with massive debt burdens, including Italy, Ireland, Portugal, and Spain.

In response to the European sovereign debt crisis, the European Union and International Monetary Fund agreed on a $1 trillion emergency package of standby funds to be available to Greece and other eurozone countries in financial distress. As other eurozone nations evaluated their fiscal conditions, many proposed austerity measures and tax increases that ran the risk of severely impeding economic recovery. Many international markets declined sharply amid investor concern about the dampened potential for economic growth throughout Europe, as well as the impact that a slowdown in Europe would have on the global economy. European markets experienced the most significant pullbacks, although most markets did not erase all gains achieved earlier in the reporting period. As concerns about the creditworthiness of peripheral eurozone countries mounted, the euro depreciated relative to the U.S. dollar. This hurt revenues for companies with significant European exposure, but did benefit certain eurozone countries with export-driven economies.

The United Kingdom’s equity market, as represented by the Index, delivered positive returns for the reporting period. As with many of its European neighbors, the UK grappled with recession early in the reporting period, struggling to emerge from the global economic slowdown that had begun in 2008. As the period progressed, the UK economy recovered more quickly than analysts had anticipated. After contracting by more than 6% during the recession, the UK economy expanded by 1.7% in the second quarter 2010, its largest increase since 1999. Largely driving the growth was a sharp increase in construction activity, as evidenced by an 8.5% increase for the second

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	35

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

quarter 2010. Following 22 consecutive months of decline, industrial production began to grow in March 2010. However, with unemployment continuing to hover near 8%, consumer confidence remained low. Although the UK has little direct exposure to countries already involved in the sovereign debt crisis, it is susceptible to regional contagion.

The ten largest Fund holdings represented approximately 46% of the net assets of the Fund as of August 31, 2010. Seven of the Fund’s ten largest holdings logged gains for the reporting period. Metals and mining company Rio Tinto PLC delivered solid results, as did wireless telecommunications company Vodafone Group PLC and British American Tobacco PLC. Oil company BP PLC detracted from Fund performance, as did the Fund’s largest holding, financial company HSBC Holdings PLC.

36	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® , INC.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2010 to August 31, 2010.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value (3/1/10)	Ending Account Value (8/31/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/10 to 8/31/10)
Austria Investable Market
Actual	$1,000.00	$946.40	0.53%	$2.60
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70
Belgium Investable Market
Actual	1,000.00	951.90	0.53	2.61
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70
Emerging Markets Eastern Europe
Actual	1,000.00	992.50	0.69	3.47
Hypothetical (5% return before expenses)	1,000.00	1,021.70	0.69	3.52
EMU
Actual	1,000.00	933.20	0.54	2.63
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.54	2.75

SHAREHOLDER EXPENSES	37

Shareholder Expenses (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Index Fund	Beginning Account Value (3/1/10)	Ending Account Value (8/31/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/10 to 8/31/10)
France
Actual	$1,000.00	$910.40	0.54%	$2.60
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.54	2.75
Germany
Actual	1,000.00	980.70	0.53	2.65
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70
Italy
Actual	1,000.00	895.80	0.53	2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70
Netherlands Investable Market
Actual	1,000.00	953.3	0.53	2.61
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70
Spain
Actual	1,000.00	939.50	0.53	2.59
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70
Sweden
Actual	1,000.00	1,048.80	0.53	2.74
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70
Switzerland
Actual	1,000.00	1,006.10	0.53	2.68
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70
United Kingdom
Actual	1,000.00	1,000.80	0.53	2.67
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

38	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 98.85%

AUTO MANUFACTURERS – 0.53%
Rosenbauer International AG	14,656	$588,149

		588,149

BANKS – 19.77%
Erste Group Bank AG	457,088	16,638,007
Raiffeisen International Bank Holding AGa	127,040	5,207,133

		21,845,140

BIOTECHNOLOGY – 1.70%
Intercell AGb	101,824	1,876,492

		1,876,492

BUILDING MATERIALS – 3.61%
Wienerberger AGb	306,944	3,986,929

		3,986,929

COMMERCIAL SERVICES – 0.49%
Kapsch TrafficCom AGb	12,338	543,973

		543,973

ELECTRIC – 4.90%
Verbund AG	151,936	5,416,541

		5,416,541

ELECTRICAL COMPONENTS & EQUIPMENT – 1.15%
Zumtobel AG	76,096	1,266,473

		1,266,473

ELECTRONICS – 0.37%
Austria Technologie & Systemtechnik AG	30,784	404,747

		404,747

ENGINEERING & CONSTRUCTION – 1.54%
Flughafen Wien AG	29,056	1,698,721

		1,698,721

ENTERTAINMENT – 3.30%
bwin Interactive Entertainment AG	76,160	3,650,644

		3,650,644

ENVIRONMENTAL CONTROL – 0.72%
BWT AG	34,624	790,777

		790,777

FOREST PRODUCTS & PAPER – 1.66%
Mayr-Melnhof Karton AG	19,200	1,833,340

		1,833,340

Security	Shares	Value
INSURANCE – 4.38%
Vienna Insurance Group AG	102,528	$4,840,941

		4,840,941

IRON & STEEL – 7.29%
voestalpine AG	270,720	8,058,157

		8,058,157

MACHINERY – 4.96%
Andritz AG	86,336	5,266,980
A-TEC Industries AGb	30,272	217,033

		5,484,013

MACHINERY – CONSTRUCTION & MINING – 0.76%
Palfinger AGb	39,872	841,717

		841,717

MANUFACTURING – 3.97%
RHI AGb	68,160	1,824,818
Semperit AG Holding	27,008	892,471
Strabag SE	79,296	1,666,418

		4,383,707

OIL & GAS – 10.65%
OMV AG	364,480	11,775,455

		11,775,455

OIL & GAS SERVICES – 1.42%
Schoeller-Bleckmann Oilfield Equipment AG	29,888	1,574,526

		1,574,526

REAL ESTATE – 14.79%
Atrium European Real Estate Ltd.	524,928	2,768,035
CA Immobilien Anlagen AGb	208,000	2,458,526
conwert Immobilien Invest SE	196,032	2,275,458
IMMOEAST AG Escrow[b,c]	998,769	127
IMMOFINANZ AGb	2,368,801	7,767,419
IMMOFINANZ AG Escrow[b,c]	897,599	114
Sparkassen Immobilien AGb	163,712	1,081,963

		16,351,642

TELECOMMUNICATIONS – 8.85%
Telekom Austria AG	762,752	9,781,444

		9,781,444

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRIA INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
TRANSPORTATION – 2.04%
Oesterreichische Post AG	86,848	$2,251,741

		2,251,741

TOTAL COMMON STOCKS
(Cost: $183,256,977)		109,245,269

SHORT-TERM INVESTMENTS – 0.65%

MONEY MARKET FUNDS – 0.65%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.31%[d,e,f]	467,158	467,158
BlackRock Cash Funds: Prime, SL Agency Shares
0.30%[d,e,f]	90,779	90,779
BlackRock Cash Funds: Treasury, SL Agency Shares
0.13%[d,e]	165,061	165,061

		722,998

TOTAL SHORT-TERM INVESTMENTS
(Cost: $722,998)		722,998

TOTAL INVESTMENTS IN SECURITIES – 99.50%
(Cost: $183,979,975)		109,968,267

Other Assets, Less Liabilities – 0.50%		551,394

NET ASSETS – 100.00%		$110,519,661

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

40	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 98.70%

AGRICULTURE – 0.62%
SIPEF NV	5,500	$363,492

		363,492

BANKS – 13.58%
Ageas	1,185,750	3,012,551
Dexia SAa,b	313,876	1,312,050
KBC Groep NVa	88,250	3,674,405

		7,999,006

BEVERAGES – 24.40%
Anheuser-Busch InBev NV	275,500	14,371,772

		14,371,772

BIOTECHNOLOGY – 0.23%
Ablynx NVa	9,375	85,432
Devgen NVa	5,524	48,794

		134,226

BUILDING MATERIALS – 0.13%
Deceuninck NVa	35,082	76,690

		76,690

CHEMICALS – 5.62%
Recticel SA	15,250	137,612
Solvay SA	30,750	2,794,733
Tessenderlo Chemie NV	13,250	375,534

		3,307,879

COMPUTERS – 0.16%
Econocom Group SA	6,625	91,778

		91,778

DIVERSIFIED FINANCIAL SERVICES – 0.57%
KBC Ancora SCA[a]	16,500	337,208

		337,208

ELECTRICAL COMPONENTS & EQUIPMENT – 2.83%
NV Bekaert SA	8,194	1,666,266

		1,666,266

ELECTRONICS – 0.98%
Barco NVa	6,250	288,665
EVS Broadcast Equipment SA	5,750	290,857

		579,522

ENGINEERING & CONSTRUCTION – 0.55%
Compagnie d’Entreprises CFE SA	5,152	253,405

Security	Shares	Value
Hamon & Cie (International) SA	2,125	$71,516

		324,921

ENTERTAINMENT – 0.36%
Kinepolis Group NV	3,750	209,707

		209,707

FOOD – 11.09%
Colruyt SA	10,625	2,638,651
Delhaize Group SA	57,875	3,892,596

		6,531,247

HEALTH CARE – PRODUCTS – 0.17%
Ion Beam Applications SAa	10,128	99,759

		99,759

HOLDING COMPANIES – DIVERSIFIED – 9.22%
Ackermans & van Haaren NV	14,875	1,011,627
Compagnie Nationale a Portefeuille SA	23,500	1,064,471
Groupe Bruxelles Lambert SA	45,375	3,356,933

		5,433,031

INVESTMENT COMPANIES – 0.65%
RHJ International SAa	47,244	380,684

		380,684

MANUFACTURING – 1.00%
Agfa-Gevaert NVa	85,875	589,371

		589,371

MEDIA – 0.08%
Roularta Media Group NVa	2,125	50,099

		50,099

MINING – 5.04%
Nyrstar NV	57,500	617,523
Umicore	67,500	2,353,196

		2,970,719

PHARMACEUTICALS – 5.33%
Arseus NV	17,375	206,474
Galapagos NVa	20,125	272,660
Omega Pharma SA	11,625	423,372
ThromboGenics NVa,b	17,276	361,411
UCB SA	65,656	1,878,358

		3,142,275

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI BELGIUM INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
REAL ESTATE – 0.21%
Atenor Group SA	2,812	$121,906

		121,906

REAL ESTATE INVESTMENT TRUSTS – 3.65%
Befimmo SCA	8,875	665,501
Cofinimmo SA	6,875	824,410
Intervest Offices NV	4,750	135,531
Leasinvest Real Estate SCA	1,125	88,649
Warehouses De Pauw SCA	6,764	300,885
Wereldhave Belgium NV	1,750	136,764

		2,151,740

RETAIL – 1.23%
SA D’Ieteren NV	1,541	726,420

		726,420

SEMICONDUCTORS – 0.32%
Melexis NVa	15,086	189,051

		189,051

TELECOMMUNICATIONS – 8.89%
Belgacom SA	79,250	2,832,325
Mobistar SA	20,546	1,154,584
Telenet Group Holding NVa	41,640	1,246,322

		5,233,231

TRANSPORTATION – 0.96%
Compagnie Maritime Belge SA	9,750	264,936
Euronav SA	17,000	297,733

		562,669

VENTURE CAPITAL – 0.83%
GIMV NV	10,155	488,511

		488,511

TOTAL COMMON STOCKS
(Cost: $86,354,837)		58,133,180

SHORT-TERM INVESTMENTS – 0.71%

MONEY MARKET FUNDS – 0.71%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.31%[c,d,e]	322,826	322,826
BlackRock Cash Funds: Prime, SL Agency Shares
0.30%[c,d,e]	62,732	62,732

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.13%[c,d]	30,565	$30,565

		416,123

TOTAL SHORT-TERM INVESTMENTS
(Cost: $416,123)		416,123

TOTAL INVESTMENTS IN SECURITIES – 99.41%
(Cost: $86,770,960)		58,549,303

Other Assets, Less Liabilities – 0.59%		346,874

NET ASSETS – 100.00%		$58,896,177

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

42	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.08%

CZECH REPUBLIC – 5.13%
Central European Media Enterprises Ltd. Class Aa	1,420	$30,246
CEZ AS	8,730	366,963
Komercni Banka AS	700	135,445
Telefonica O2 Czech Republic AS	5,570	125,471

		658,125

HUNGARY – 4.74%
MOL Hungarian Oil and Gas Nyrt[a]	2,320	215,526
OTP Bank Nyrt[a]	10,240	216,984
Richter Gedeon Nyrt	850	176,354

		608,864

POLAND – 17.00%
Bank Handlowy w Warszawie SA	1,620	40,099
Bank Millennium SAa	16,361	22,978
Bank Pekao SA	5,590	273,004
Bank Zachodni WBK SA	1,090	65,078
BRE Bank SAa	680	54,881
Cyfrowy Polsat SA	5,520	24,854
Getin Holding SAa	16,130	49,203
Globe Trade Centre SAa	5,270	38,079
Grupa Lotos SAa	2,690	25,480
ING Bank Slaski SAa	180	46,185
Kernel Holding SAa	2,450	48,032
KGHM Polska Miedz SA	5,470	185,801
PBG SA	520	37,507
Polska Grupa Energetyczna SAa	16,040	116,459
Polski Koncern Naftowy Orlen SAa	16,270	201,052
Polskie Gornictwo Naftowe i Gazownictwo SA	74,170	82,957
Powszechna Kasa Oszczednosci Bank Polski SA	30,100	364,396
Powszechny Zaklad Ubezpieczen SA	1,790	214,767
Tauron Polska Energia SAa	47,150	80,452
Telekomunikacja Polska SA	31,350	170,738
TVN SA	7,180	39,195

		2,181,197

RUSSIA – 72.21%
Cherepovets MK Severstal SP GDR[a,b]	11,482	138,243
LUKOIL SP ADR	22,800	1,215,240
Magnit OJSC SP GDR[b]	14,960	318,648
Mechel OAO SP ADR	7,310	166,303
MMC Norilsk Nickel SP ADR	38,000	644,100
Mobile TeleSystems SP ADR	26,020	542,777

Security	Shares	Value
Novolipetsk Steel SP GDR[b]	4,620	$134,442
OAO Gazprom SP ADR	122,125	2,527,988
OAO NovaTek SP GDR[b]	4,850	355,990
OAO Tatneft SP ADR	12,340	368,719
OAO TMK SP GDR[a,b]	3,190	49,700
OJSC Comstar United Telesystems SP GDR[a]	13,600	87,992
OJSC Rosneft Oil Co. SP GDR[a,b]	74,026	469,325
Polyus Gold SP ADR	5,815	142,758
Sberbank GDR[b]	3,730	1,066,645
Sistema JSFC SP GDR[b]	5,410	139,308
Surgutneftegaz SP ADR	41,997	394,772
Uralkali SP GDR[b]	8,188	189,552
VTB Bank OJSC SP GDR[b]	46,000	237,360
Wimm-Bill-Dann Foods OJSC SP ADR	4,110	75,336

		9,265,198

TOTAL COMMON STOCKS
(Cost: $12,973,390)		12,713,384

SHORT-TERM INVESTMENTS – 0.06%

MONEY MARKET FUNDS – 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.13%[c,d]	7,712	7,712

		7,712

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,712)		7,712

TOTAL INVESTMENTS IN SECURITIES – 99.14%
(Cost: $12,981,102)		12,721,096

Other Assets, Less Liabilities – 0.86%		110,504

NET ASSETS – 100.00%		$12,831,600

GDR – Global Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI EMU INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 98.03%

AUSTRIA – 1.05%
Erste Group Bank AG	55,112	$2,006,077
IMMOEAST AG Escrow[a,b]	105,078	13
IMMOFINANZ AGa	285,836	937,271
IMMOFINANZ AG Escrow[a,b]	68,575	9
OMV AG	44,756	1,445,957
Raiffeisen International Bank Holding AGc	17,164	703,520
Telekom Austria AG	94,256	1,208,728
Verbund AGc	22,244	793,002
Vienna Insurance Group AG	12,596	594,730
voestalpine AG	32,160	957,263

		8,646,570

BELGIUM – 3.25%
Ageas	670,804	1,704,264
Anheuser-Busch InBev NV	212,256	11,072,577
Belgacom SA	45,024	1,609,118
Colruyt SA	5,092	1,264,566
Compagnie Nationale a Portefeuille SA	9,112	412,743
Delhaize Group SA	29,748	2,000,811
Dexia SAa	176,793	739,022
Groupe Bruxelles Lambert SA	24,924	1,843,927
KBC Groep NVa	47,168	1,963,902
Mobistar SA	7,504	421,688
Solvay SA	17,420	1,583,228
UCB SA	30,427	870,489
Umicore	35,660	1,243,185

		26,729,520

FINLAND – 3.53%
Elisa OYJ[a]	35,376	703,192
Fortum OYJ	128,662	2,971,212
Kesko OYJ Class B	20,005	779,033
Kone OYJ Class B	45,024	2,076,632
Metso OYJ	38,324	1,404,248
Neste Oil OYJ	36,984	499,191
Nokia OYJ	1,106,036	9,481,557
Nokian Renkaat OYJ	32,964	947,678
Orion OYJ Class B	28,408	520,636
Outokumpu OYJ	38,860	637,120
Pohjola Bank PLC	41,004	450,526

Security	Shares	Value
Rautaruukki OYJ	25,996	$457,599
Sampo OYJ Class A	120,868	2,920,263
Sanoma OYJ	25,838	479,447
Stora Enso OYJ Class R	173,396	1,340,998
UPM-Kymmene OYJ	157,496	2,167,836
Wartsila OYJ Class B	23,584	1,261,309

		29,098,477

FRANCE – 32.71%
Accor SA	43,148	1,327,651
Aeroports de Paris	8,845	625,930
Air France-KLM[a]	38,056	501,569
Alcatel-Lucent[a]	683,668	1,767,359
ALSTOM	61,372	2,935,948
ArcelorMittal	252,724	7,395,620
Atos Origin SAa	14,204	550,964
AXA	508,932	7,933,335
BioMerieux SA	3,484	356,232
BNP Paribas	280,328	17,589,685
Bouygues SA	69,412	2,826,101
Bureau Veritas SA	14,204	866,524
Cap Gemini SA	43,416	1,840,790
Carrefour SA	177,148	8,066,990
Casino Guichard-Perrachon SA	16,348	1,327,474
Christian Dior SA	18,492	1,875,962
CNP Assurances SA	43,952	748,535
Compagnie de Saint-Gobain	113,632	4,193,974
Compagnie Generale de Geophysique-Veritas[a]	41,808	709,364
Compagnie Generale des Etablissements Michelin Class B	43,684	3,254,038
Credit Agricole SA	276,576	3,495,809
Danone SA	172,860	9,316,227
Dassault Systemes SA	18,224	1,102,154
Edenred SAa	39,785	687,681
Eiffage SAc	12,596	576,160
Electricite de France	75,308	3,008,250
Eramet	1,608	409,044
Essilor International SA	60,300	3,670,591
Eurazeo	8,576	501,494
European Aeronautic Defence and Space Co.[a]	119,952	2,647,346
Eutelsat Communications	27,068	975,987

44	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2010

Security	Shares	Value
Fonciere des Regions	7,504	$701,939
France Telecom SA	543,772	11,085,357
GDF Suez	367,696	11,419,043
Gecina SA	5,628	562,791
Groupe Eurotunnel SA	131,613	980,725
Hermes International	15,812	2,873,765
Icade	6,432	611,635
Iliad SA	4,288	404,378
Imerys SA	10,988	547,226
Ipsen SA	7,504	257,028
JCDecaux SAa	18,500	443,330
Klepierre	26,800	820,711
Lafarge SA	59,764	2,761,419
Lagardere SCA	35,912	1,297,384
L’Air Liquide SA	82,813	8,636,912
Legrand SA	37,252	1,134,633
L’Oreal SA	70,484	7,032,159
LVMH Moet Hennessy Louis Vuitton SA	72,360	8,439,714
M6-Metropole Television	19,832	414,756
Natixis[a]	254,064	1,388,481
Neopost SA	9,648	683,736
PagesJaunes Groupe SA	34,433	328,176
Pernod Ricard SA	58,156	4,559,716
PPR SA	22,512	2,939,845
PSA Peugeot Citroen SAa	45,828	1,207,421
Publicis Groupe SA	35,376	1,485,965
Renault SAa	56,280	2,293,222
Safran SA	52,260	1,287,881
Sanofi-Aventis	311,684	17,933,021
Schneider Electric SA	71,020	7,554,099
SCOR SE	51,992	1,134,250
SES SA FDR	86,587	1,993,515
Societe BIC	7,504	551,632
Societe Generale	186,260	9,511,697
Societe Television Francaise 1	35,916	533,847
Sodexo	28,140	1,621,743
STMicroelectronics NV	184,920	1,236,227
Suez Environnement SA	80,936	1,306,393
Technip SA	29,212	1,919,094
Thales SA	25,996	833,589
Total SA	623,636	29,223,537
Unibail-Rodamco SE	26,800	5,068,345

Security	Shares	Value
Vallourec SA	32,696	$2,817,012
Veolia Environnement	102,912	2,402,723
Vinci SA	128,908	5,672,808
Vivendi SA	363,408	8,503,089

		269,500,757

GERMANY – 24.19%
Adidas AG	60,568	3,091,857
Allianz SE Registered	134,536	13,839,811
BASF SE	271,216	14,351,667
Bayer AG	244,148	14,950,249
Bayerische Motoren Werke AG	97,820	5,179,973
Beiersdorf AG	29,748	1,594,940
Celesio AG	21,440	435,987
Commerzbank AGa,c	216,168	1,706,677
Continental AGa	14,740	893,602
Daimler AG Registered[a]	266,124	12,974,514
Deutsche Bank AG Registered	183,312	11,551,168
Deutsche Boerse AG	57,620	3,531,254
Deutsche Lufthansa AG Registered[a]	66,196	1,047,862
Deutsche Post AG Registered	252,656	4,143,965
Deutsche Postbank AGa	24,924	757,242
Deutsche Telekom AG Registered	832,944	10,999,167
E.ON AG	532,516	15,028,371
Fraport AG	9,916	516,964
Fresenius Medical Care AG & Co. KGaA	58,960	3,348,105
Fresenius SE	7,772	553,059
GEA Group AG	48,370	1,007,589
Hannover Rueckversicherung AG Registered	18,760	834,625
HeidelbergCement AG	42,076	1,692,531
Henkel AG & Co. KGaA	37,252	1,501,087
Hochtief AG	12,596	835,824
Infineon Technologies AGa	319,724	1,788,360
K+S AG	42,880	2,249,691
Linde AG	49,580	5,601,918
MAN SE	31,892	2,751,795
Merck KGaA	19,564	1,704,238
METRO AG	37,523	1,915,940
Muenchener Rueckversicherungs- Gesellschaft AG Registered	58,156	7,450,467

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2010

Security	Shares	Value
Puma AG	1,608	$437,758
QIAGEN NVa	71,020	1,279,476
RWE AG	124,396	8,170,665
Salzgitter AG	13,132	799,206
SAP AG	253,260	11,090,403
Siemens AG Registered	242,808	22,151,080
Suedzucker AG	20,636	377,280
ThyssenKrupp AG	99,790	2,738,853
TUI AGa	42,538	430,131
United Internet AG Registered	37,254	478,925
Volkswagen AG	9,112	830,929
Wacker Chemie AG	4,692	713,807

		199,329,012

GREECE – 1.05%
Alpha Bank AEa	128,430	832,463
Bank of Cyprus Public Co. Ltd.	135,713	722,710
Coca-Cola Hellenic Bottling Co. SA SP ADR	71,292	1,665,381
EFG Eurobank Ergasias SAa	74,494	486,646
Hellenic Telecommunications Organization SA SP ADR	327,886	1,098,418
National Bank of Greece SA SP ADR[a]	877,993	2,168,643
OPAP SA	59,440	902,766
Piraeus Bank SAa	78,525	409,185
Public Power Corp. SA	27,000	385,022

		8,671,234

IRELAND – 0.82%
Anglo Irish Bank Corp. Ltd.[b]	446,666	57
Bank of Ireland[a]	1,018,936	997,163
CRH PLC	206,628	3,223,585
Elan Corp. PLC[a]	147,672	653,139
Kerry Group PLC Class A	40,736	1,341,708
Ryanair Holdings PLC[a]	43,520	211,844
Ryanair Holdings PLC SP ADR[a]	12,482	353,865

		6,781,361

ITALY – 9.22%
A2A SpA	214,692	300,695
Assicurazioni Generali SpA	349,740	6,343,044
Atlantia SpA	66,673	1,260,055
Autogrill SpA[a]	35,108	406,047
Banca Carige SpA	209,308	445,051

Security	Shares	Value
Banca Monte dei Paschi di Siena SpA[a]	709,407	$851,130
Banca Popolare di Milano Scrl	141,605	617,307
Banco Popolare SpA	198,200	1,117,816
Enel SpA	1,928,796	9,217,276
Eni SpA	769,964	15,334,439
Exor SpA	23,265	429,632
Fiat SpA	228,604	2,686,082
Finmeccanica SpA	125,500	1,264,071
Intesa Sanpaolo SpA	2,295,152	6,461,207
Luxottica Group SpA	32,318	749,200
Mediaset SpA	208,236	1,294,175
Mediobanca SpA[a]	134,698	1,063,117
Mediolanum SpA	52,796	195,935
Parmalat SpA	475,603	1,147,884
Pirelli & C. SpA	66,144	440,504
Prysmian SpA	49,149	772,703
Saipem SpA	76,994	2,702,770
Snam Rete Gas SpA	436,036	2,025,528
Telecom Italia SpA	2,699,832	3,661,252
Tenaris SA	140,802	2,394,382
Terna SpA	402,000	1,620,900
UniCredit SpA	4,042,780	9,515,893
Unione di Banche Italiane ScpA	186,260	1,638,152

		75,956,247

NETHERLANDS – 8.60%
AEGON NVa	464,712	2,384,947
Akzo Nobel NV	69,147	3,661,619
ASML Holding NV	127,568	3,189,958
Corio NV	16,080	925,382
Delta Lloyd NV	18,224	311,642
Fugro NV CVA	20,535	1,159,316
Heineken Holding NV	30,284	1,169,309
Heineken NV	74,236	3,334,338
ING Groep NV CVA[a]	1,131,764	10,094,800
Koninklijke Ahold NV	353,492	4,364,664
Koninklijke DSM NV	44,294	1,846,210
Koninklijke KPN NV	475,968	6,920,417
Koninklijke Philips Electronics NV	291,316	8,186,185
Randstad Holding NVa	31,088	1,158,669
Reed Elsevier NV	202,876	2,437,411

46	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2010

Security	Shares	Value
Royal Boskalis Westminster NV CVA	21,247	$794,994
Royal Vopak NV	19,832	798,888
SBM Offshore NV	52,260	797,370
TNT NV	109,756	2,794,073
Unilever NV CVA	481,596	12,936,405
Wolters Kluwer NV	85,224	1,595,486

		70,862,083

PORTUGAL – 0.97%
Banco Comercial Portugues SA Registered	885,698	709,177
Banco Espirito Santo SA Registered	154,490	668,569
BRISA – Auto-estradas de Portugal SA	53,639	338,136
CIMPOR – Cimentos de Portugal SGPS SA	63,248	389,064
EDP Renovaveis SAa	71,020	396,254
Energias de Portugal SA	534,928	1,631,680
Galp Energia SGPS SA Class B	68,608	1,117,870
Jeronimo Martins SGPS SA	65,151	721,800
Portugal Telecom SGPS SA Registered	171,681	2,016,149

		7,988,699

SPAIN – 12.64%
Abertis Infraestructuras SA	86,987	1,446,074
Acciona SA	7,785	616,319
Acerinox SA	29,212	462,045
Actividades de Construcciones y Servicios SA	39,537	1,644,416
Banco Bilbao Vizcaya Argentaria SA	1,054,312	12,751,229
Banco de Sabadell SAc	290,378	1,407,948
Banco de Valencia SAc	60,196	319,795
Banco Popular Espanol SA	274,261	1,640,380
Banco Santander SA	2,431,296	28,573,745
Bankinter SA	91,120	594,216
Criteria CaixaCorp SA	258,084	1,215,284
Enagas SA	55,819	989,657
Ferrovial SA	121,297	1,068,962
Fomento de Construcciones y Contratas SA	11,364	268,280
Gamesa Corporacion Tecnologica SAa	58,424	393,546

Security	Shares	Value
Gas Natural SDG SA	68,270	$1,035,573
Gestevision Telecinco SA	31,892	323,860
Grifols SA	39,800	464,815
Iberdrola Renovables SA	252,016	826,694
Iberdrola SA	1,167,944	8,253,255
Iberia Lineas Aereas de Espana SAa	139,896	452,503
Indra Sistemas SA	28,140	472,271
Industria de Diseno Textil SA	64,052	4,286,073
Mapfre SA	221,424	637,976
Red Electrica Corporacion SA	35,914	1,484,372
Repsol YPF SA	217,080	4,970,299
Telefonica SA	1,210,288	26,918,772
Zardoya Otis SA	40,871	639,443

		104,157,802

TOTAL COMMON STOCKS
(Cost: $1,210,381,524)		807,721,762

PREFERRED STOCKS – 1.73%

GERMANY – 1.43%
Bayerische Motoren Werke AG	16,348	607,326
Fresenius SE	23,852	1,701,867
Henkel AG & Co. KGaA	53,332	2,514,724
Porsche Automobil Holding SE	26,814	1,251,901
RWE AG NVS	12,060	744,541
Volkswagen AG	50,116	5,001,963

		11,822,322

ITALY – 0.30%
Intesa Sanpaolo SpA RNC	270,412	614,500
Telecom Italia SpA RNC	1,675,268	1,849,194

		2,463,694

TOTAL PREFERRED STOCKS
(Cost: $20,233,641)		14,286,016

SHORT-TERM INVESTMENTS – 0.48%

MONEY MARKET FUNDS – 0.48%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.31%[d,e,f]	3,003,998	3,003,998

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI EMU INDEX FUND

August 31, 2010

Security	Shares	Value
BlackRock Cash Funds: Prime,
SL Agency Shares
0.30%[d,e,f]	583,738	$583,738
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[d,e]	338,258	338,258

		3,925,994

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,925,994)		3,925,994

TOTAL INVESTMENTS IN SECURITIES – 100.24%
(Cost: $1,234,541,159)		825,933,772

Other Assets, Less Liabilities – (0.24)%		(1,961,735)

NET ASSETS – 100.00%		$823,972,037

FDR – Fiduciary Depositary Receipts

NVS – Non-Voting Shares

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FRANCE INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.80%

ADVERTISING – 0.87%
JCDecaux SAa	17,328	$415,244
PagesJaunes Groupe SAb	33,402	318,350
Publicis Groupe SA	32,433	1,362,345

		2,095,939

AEROSPACE & DEFENSE – 1.75%
European Aeronautic Defence and
Space Co.[a]	106,939	2,360,149
Safran SA	43,838	1,080,331
Thales SA	23,313	747,556

		4,188,036

AIRLINES – 0.19%
Air France-KLM[a]	35,226	464,270

		464,270

APPAREL – 1.05%
Hermes International	13,851	2,517,362

		2,517,362

AUTO MANUFACTURERS – 1.30%
PSA Peugeot Citroen SAa	40,019	1,054,372
Renault SAa	50,449	2,055,628

		3,110,000

AUTO PARTS & EQUIPMENT – 1.20%
Compagnie Generale des Etablissements Michelin Class B	38,589	2,874,509

		2,874,509

BANKS – 11.82%
BNP Paribas	248,349	15,583,105
Credit Agricole SA	243,105	3,072,749
Natixis[a]	229,625	1,254,920
Societe Generale	164,908	8,421,319

		28,332,093

BEVERAGES – 1.70%
Pernod Ricard SA	51,929	4,071,488

		4,071,488

BUILDING MATERIALS – 2.77%
Compagnie de Saint-Gobain	100,951	3,725,939
Imerys SA	9,804	488,261
Lafarge SA	52,554	2,428,278

		6,642,478

Security	Shares	Value
CHEMICALS – 3.22%
L’Air Liquide SA	74,100	$7,728,197

		7,728,197

COMMERCIAL SERVICES – 0.60%
Bureau Veritas SA	12,768	778,919
Edenred SAa	38,418	664,052

		1,442,971

COMPUTERS – 0.87%
Atos Origin SAa	11,799	457,676
Cap Gemini SA	38,589	1,636,131

		2,093,807

COSMETICS & PERSONAL CARE – 3.32%
Christian Dior SA	16,703	1,694,473
L’Oreal SA	62,759	6,261,439

		7,955,912

ELECTRIC – 1.13%
Electricite de France	67,773	2,707,257

		2,707,257

ELECTRICAL COMPONENTS & EQUIPMENT – 0.44%
Legrand SA	34,314	1,045,147

		1,045,147

ENGINEERING & CONSTRUCTION – 3.55%
Aeroports de Paris	7,752	548,582
Bouygues SA	60,425	2,460,198
Eiffage SAb	10,602	484,951
Vinci SA	114,175	5,024,458

		8,518,189

FOOD – 6.91%
Carrefour SA	157,041	7,151,355
Casino Guichard-Perrachon SA	14,478	1,175,628
Danone SA	152,988	8,245,232

		16,572,215

FOOD SERVICE – 0.60%
Sodexo	24,795	1,428,966

		1,428,966

GAS – 4.22%
GDF Suez	325,934	10,122,097

		10,122,097

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE INDEX FUND

August 31, 2010

Security	Shares	Value
HAND & MACHINE TOOLS – 2.79%
Schneider Electric SA	62,985	$6,699,450

		6,699,450

HEALTH CARE – PRODUCTS – 1.34%
Essilor International SA	52,782	3,212,954

		3,212,954

HEALTH CARE – SERVICES – 0.13%
BioMerieux SA	3,135	320,547

		320,547

HOLDING COMPANIES – DIVERSIFIED – 3.13%
LVMH Moet Hennessy Louis Vuitton SA	64,241	7,492,754

		7,492,754

HOUSEHOLD PRODUCTS & WARES – 0.21%
Societe BIC	6,954	511,201

		511,201

INSURANCE – 3.60%
AXA	450,549	7,023,249
CNP Assurances SA	38,760	660,111
SCOR SE	43,833	956,254

		8,639,614

INTERNET – 0.17%
Iliad SA	4,275	403,152

		403,152

INVESTMENT COMPANIES – 0.19%
Eurazeo	7,605	444,713

		444,713

IRON & STEEL – 2.75%
ArcelorMittal	225,160	6,588,997

		6,588,997

LODGING – 0.49%
Accor SA	38,537	1,185,772

		1,185,772

MACHINERY – 1.08%
ALSTOM	53,926	2,579,742

		2,579,742

MEDIA – 3.95%
Lagardere SCA	30,837	1,114,041
M6-Metropole Television	16,758	350,468
Societe Television Francaise 1	30,723	456,659

Security	Shares	Value
Vivendi SA	322,175	$7,538,312

		9,459,480

MEDICAL – DRUGS – 0.11%
Ipsen SA	7,809	267,475

		267,475

METAL FABRICATE & HARDWARE – 1.02%
Vallourec SA	28,500	2,455,494

		2,455,494

MINING – 0.15%
Eramet	1,368	347,993

		347,993

OFFICE & BUSINESS EQUIPMENT – 0.24%
Neopost SA	8,208	581,686

		581,686

OIL & GAS – 11.10%
Compagnie Generale de Geophysique-Veritas[a]	37,563	637,338
Total SA	553,999	25,960,352

		26,597,690

OIL & GAS SERVICES – 0.71%
Technip SA	25,881	1,700,263

		1,700,263

PHARMACEUTICALS – 6.60%
Sanofi-Aventis	274,911	15,817,254

		15,817,254

REAL ESTATE – 2.41%
Gecina SA	4,959	495,892
Klepierre	24,852	761,056
Unibail-Rodamco SE	23,940	4,527,470

		5,784,418

REAL ESTATE INVESTMENT TRUSTS – 0.49%
Fonciere des Regions	6,327	591,840
Icade	6,042	574,549

		1,166,389

RETAIL – 1.09%
PPR SA	19,952	2,605,534

		2,605,534

SEMICONDUCTORS – 0.47%
STMicroelectronics NV	167,254	1,118,126

		1,118,126

50	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE INDEX FUND

August 31, 2010

Security	Shares	Value
SOFTWARE – 0.39%
Dassault Systemes SA	15,561	$941,101

		941,101

TELECOMMUNICATIONS – 5.93%
Alcatel-Lucent[a]	608,182	1,572,219
Eutelsat Communications	25,821	931,024
France Telecom SA	485,878	9,905,127
SES SA FDR	78,660	1,811,010

		14,219,380

TRANSPORTATION – 0.39%
Groupe Eurotunnel SA	124,545	928,057

		928,057

WATER – 1.36%
Suez Environnement SA	70,281	1,134,410
Veolia Environnement	90,637	2,116,134

		3,250,544

TOTAL COMMON STOCKS
(Cost: $365,296,893)		239,230,713

SHORT-TERM INVESTMENTS – 0.24%

MONEY MARKET FUNDS – 0.24%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.31%[c,d,e]	440,966	440,966
BlackRock Cash Funds: Prime,
SL Agency Shares
0.30%[c,d,e]	85,689	85,689
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[c,d]	34,919	34,919

		561,574

TOTAL SHORT-TERM INVESTMENTS
(Cost: $561,574)		561,574

TOTAL INVESTMENTS IN SECURITIES – 100.04%
(Cost: $365,858,467)		239,792,287

Other Assets, Less Liabilities – (0.04)%		(85,853)

NET ASSETS – 100.00%		$239,706,434

FDR – Fiduciary Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® MSCI GERMANY INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 94.10%

AIRLINES – 0.53%
Deutsche Lufthansa
AG Registered[a]	497,250	$7,871,310

		7,871,310

APPAREL – 1.74%
Adidas AG	440,895	22,506,679
Puma AG	12,558	3,418,758

		25,925,437

AUTO MANUFACTURERS – 9.04%
Bayerische Motoren Werke AG	696,660	36,891,025
Daimler AG Registered[a]	1,885,725	91,935,962
Volkswagen AGb	62,339	5,684,735

		134,511,722

AUTO PARTS & EQUIPMENT – 0.44%
Continental AGa	107,610	6,523,782

		6,523,782

BANKS – 6.12%
Commerzbank AGa,b	1,539,435	12,154,057
Deutsche Bank AG Registered	1,156,935	72,902,756
Deutsche Postbank AGa	198,477	6,030,140

		91,086,953

BIOTECHNOLOGY – 0.57%
QIAGEN NVa	475,065	8,558,636

		8,558,636

BUILDING MATERIALS – 0.81%
HeidelbergCement AG	298,605	12,011,556

		12,011,556

CHEMICALS – 15.41%
BASF SE	1,924,995	101,863,042
Bayer AG	1,730,940	105,993,022
K+S AG	305,490	16,027,477
Wacker Chemie AG	35,955	5,469,932

		229,353,473

COSMETICS & PERSONAL CARE – 0.70%
Beiersdorf AG	194,055	10,404,264

		10,404,264

DIVERSIFIED FINANCIAL SERVICES – 1.73%
Deutsche Boerse AG	420,750	25,785,752

		25,785,752

Security	Shares	Value
ELECTRIC – 11.00%
E.ON AG	3,771,705	$106,442,964
RWE AG	870,825	57,198,134

		163,641,098

ENGINEERING & CONSTRUCTION – 3.32%
Fraport AG	86,445	4,506,756
Hochtief AG	100,554	6,672,391
Linde AG	338,385	38,233,260

		49,412,407

FOOD – 1.09%
METRO AG	262,395	13,397,998
Suedzucker AG	153,255	2,801,902

		16,199,900

HEALTH CARE – PRODUCTS – 1.86%
Fresenius Medical Care AG &
Co. KGaA	410,040	23,284,550
Fresenius SE	62,730	4,463,898

		27,748,448

HOLDING COMPANIES – DIVERSIFIED – 0.48%
GEA Group AG	347,055	7,229,458

		7,229,458

HOUSEHOLD PRODUCTS & WARES – 0.76%
Henkel AG & Co. KGaA	280,245	11,292,604

		11,292,604

INSURANCE – 10.64%
Allianz SE Registered	957,015	98,448,796
Hannover Rueckversicherung
AG Registered	137,955	6,137,563
Muenchener
Rueckversicherungs-
Gesellschaft AG Registered	418,965	53,674,344

		158,260,703

INTERNET – 0.26%
United Internet AG Registered	298,350	3,835,486

		3,835,486

IRON & STEEL – 1.68%
Salzgitter AG	87,720	5,338,590
ThyssenKrupp AG	715,020	19,624,557

		24,963,147

52	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY INDEX FUND

August 31, 2010

Security	Shares	Value
LEISURE TIME – 0.22%
TUI AGa	325,635	$3,292,716

		3,292,716

MACHINERY – DIVERSIFIED – 1.32%
MAN SE	226,977	19,584,664

		19,584,664

MANUFACTURING – 10.57%
Siemens AG Registered	1,723,800	157,260,190

		157,260,190

PHARMACEUTICALS – 1.05%
Celesio AG	171,105	3,479,454
Merck KGaA	139,995	12,195,092

		15,674,546

SEMICONDUCTORS – 0.88%
Infineon Technologies AGa	2,333,250	13,050,919

		13,050,919

SOFTWARE – 4.59%
SAP AG	1,558,305	68,239,083

		68,239,083

TELECOMMUNICATIONS – 5.30%
Deutsche Telekom
AG Registered	5,967,765	78,805,354

		78,805,354

TRANSPORTATION – 1.99%
Deutsche Post AG Registered	1,806,420	29,628,196

		29,628,196

TOTAL COMMON STOCKS
(Cost: $1,669,076,485)		1,400,151,804

PREFERRED STOCKS – 5.64%

AUTO MANUFACTURERS – 3.28%
Bayerische Motoren Werke AG	119,340	4,433,465
Porsche Automobil Holding SE	188,190	8,786,280
Volkswagen AG	357,000	35,631,350

		48,851,095

ELECTRIC – 0.32%
RWE AG NVS	75,735	4,675,606

		4,675,606

Security	Shares	Value
HEALTH CARE – SERVICES – 0.83%
Fresenius SE	173,145	$12,354,092

		12,354,092

HOUSEHOLD PRODUCTS & WARES – 1.21%
Henkel AG & Co. KGaA	383,010	18,059,782

		18,059,782

TOTAL PREFERRED STOCKS
(Cost: $91,355,640)		83,940,575

SHORT-TERM INVESTMENTS – 1.11%

MONEY MARKET FUNDS – 1.11%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.31%[c,d,e]	13,493,716	13,493,716
BlackRock Cash Funds: Prime,
SL Agency Shares
0.30%[c,d,e]	2,622,105	2,622,105
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[c,d]	323,992	323,992

		16,439,813

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,439,813)		16,439,813

TOTAL INVESTMENTS IN SECURITIES – 100.85%
(Cost: $1,776,871,938)		1,500,532,192

Other Assets, Less Liabilities – (0.85)%		(12,651,190)

NET ASSETS – 100.00%		$1,487,881,002

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® MSCI ITALY INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 98.08%

AEROSPACE & DEFENSE – 2.13%
Finmeccanica SpA	161,490	$1,626,572

		1,626,572

AUTO MANUFACTURERS – 3.48%
Fiat SpA	226,450	2,660,772

		2,660,772

AUTO PARTS & EQUIPMENT – 0.65%
Pirelli & C. SpA	74,712	497,565

		497,565

BANKS – 26.75%
Banca Carige SpA	325,430	691,962
Banca Monte dei Paschi di
Siena SpA[a]	948,124	1,137,537
Banca Popolare di Milano Scrl	189,947	828,047
Banco Popolare SpA	224,049	1,263,601
Intesa Sanpaolo SpA	2,059,414	5,797,568
UniCredit SpA	3,755,395	8,839,446
Unione di Banche Italiane ScpA	216,716	1,906,012

		20,464,173

COMMERCIAL SERVICES – 2.80%
Atlantia SpA	113,563	2,146,230

		2,146,230

DIVERSIFIED FINANCIAL SERVICES – 2.05%
Mediobanca SpA[a]	199,240	1,572,522

		1,572,522

ELECTRIC – 16.10%
A2A SpA	831,600	1,164,728
Enel SpA	1,714,620	8,193,778
Terna SpA	733,040	2,955,682

		12,314,188

ELECTRICAL COMPONENTS & EQUIPMENT – 1.28%
Prysmian SpA	62,475	982,210

		982,210

FOOD – 2.29%
Parmalat SpA	726,425	1,753,252

		1,753,252

Security	Shares	Value
HEALTH CARE – PRODUCTS – 1.75%
Luxottica Group SpA	57,630	$1,335,986

		1,335,986

HOLDING COMPANIES – DIVERSIFIED – 0.63%
Exor SpA	26,025	480,601

		480,601

INSURANCE – 6.11%
Assicurazioni Generali SpA	205,765	3,731,848
Mediolanum SpA[b]	253,190	939,632

		4,671,480

MEDIA – 2.18%
Mediaset SpA	268,660	1,669,707

		1,669,707

METAL FABRICATE & HARDWARE – 3.44%
Tenaris SA	154,972	2,635,347

		2,635,347

OIL & GAS – 18.34%
Eni SpA	704,515	14,030,970

		14,030,970

OIL & GAS SERVICES – 3.78%
Saipem SpA	82,285	2,888,503

		2,888,503

RETAIL – 0.79%
Autogrill SpA[a]	52,115	602,744

		602,744

TELECOMMUNICATIONS – 3.53%
Telecom Italia SpA	1,989,260	2,697,643

		2,697,643

TOTAL COMMON STOCKS
(Cost: $133,903,238)		75,030,465

PREFERRED STOCKS – 1.80%

BANKS – 0.39%
Intesa Sanpaolo SpA RNC	131,852	299,628

		299,628

TELECOMMUNICATIONS – 1.41%
Telecom Italia SpA RNC	974,576	1,075,757

		1,075,757

TOTAL PREFERRED STOCKS
(Cost: $1,845,008)		1,375,385

54	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ITALY INDEX FUND

August 31, 2010

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.26%

MONEY MARKET FUNDS – 0.26%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.31%[c,d,e]	165,366	$165,366
BlackRock Cash Funds: Prime,
SL Agency Shares
0.30%[c,d,e]	32,134	32,134
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[c,d]	995	995

		198,495

TOTAL SHORT-TERM INVESTMENTS
(Cost: $198,495)		198,495

TOTAL INVESTMENTS IN SECURITIES – 100.14%
(Cost: $135,946,741)		76,604,345

Other Assets, Less Liabilities – (0.14)%		(104,293)

NET ASSETS – 100.00%		$76,500,052

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.62%

BANKS – 0.21%
SNS REAAL NVa	72,105	$305,626

		305,626

BEVERAGES – 4.83%
Heineken Holding NV	44,385	1,713,770
Heineken NV	120,615	5,417,468

		7,131,238

BIOTECHNOLOGY – 0.46%
Crucell NVa	36,135	681,079

		681,079

BUILDING MATERIALS – 0.19%
Wavin NVa	25,029	277,070

		277,070

CHEMICALS – 7.15%
Akzo Nobel NV	129,690	6,867,621
Koninklijke DSM NV	88,605	3,693,128

		10,560,749

COMMERCIAL SERVICES – 1.92%
Brunel International NV	5,775	147,529
Randstad Holding NVa	59,400	2,213,874
USG People NVa	36,465	464,842

		2,826,245

DIVERSIFIED FINANCIAL SERVICES – 0.32%
BinckBank NV	26,235	339,436
KAS Bank NV CVA	9,405	136,267

		475,703

ELECTRICAL COMPONENTS & EQUIPMENT – 0.39%
Draka Holding NVa	16,005	209,721
TKH Group NV	18,645	367,301

		577,022

ELECTRONICS – 10.32%
Koninklijke Philips Electronics NV	542,190	15,235,921

		15,235,921

ENGINEERING & CONSTRUCTION – 1.64%
Arcadis NV	28,875	587,913
Koninklijke BAM Groep NV	92,565	464,700
Royal Boskalis Westminster
NV CVA	36,630	1,370,576

		2,423,189

Security	Shares	Value
FOOD – 23.31%
CSM NV CVA	39,270	$1,024,157
Koninklijke Ahold NV	538,230	6,645,676
Koninklijke Wessanen NVa	47,600	154,268
Nutreco NV	20,790	1,209,912
Sligro Food Group NV	20,460	601,724
Unilever NV CVA	922,185	24,771,298

		34,407,035

HOLDING COMPANIES – DIVERSIFIED – 0.81%
Imtech NV	40,095	1,129,500
Ordina NVa	22,440	67,479

		1,196,979

HOUSEWARES – 0.10%
Hunter Douglas NV	4,290	147,269

		147,269

INSURANCE – 16.32%
AEGON NVa	859,320	4,410,113
Delta Lloyd NV	53,790	919,843
ING Groep NV CVA[a]	2,102,925	18,757,097

		24,087,053

INVESTMENT COMPANIES – 0.10%
Kardan NVa	33,000	145,075

		145,075

LEISURE TIME – 0.13%
Accell Group NV	4,477	188,198

		188,198

MANUFACTURING – 0.76%
Aalberts Industries NV	51,810	735,851
Koninklijke Ten Cate NV	15,345	389,469

		1,125,320

MEDIA – 5.35%
Reed Elsevier NV	398,475	4,787,394
Wolters Kluwer NV	166,320	3,113,692

		7,901,086

METAL FABRICATE & HARDWARE – 0.04%
Advanced Metallurgical Group NVa	6,435	55,369

		55,369

OIL & GAS SERVICES – 2.38%
Fugro NV CVA	37,290	2,105,229

56	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
SBM Offshore NV	92,400	$1,409,817

		3,515,046

PHARMACEUTICALS – 0.40%
Mediq NV	35,735	587,474

		587,474

REAL ESTATE INVESTMENT TRUSTS – 3.32%
Corio NV	33,495	1,927,591
Eurocommercial Properties NV	20,955	808,837
Nieuwe Steen Investments NV	19,470	355,096
VastNed Offices/ Industrial NV	8,910	128,529
VastNed Retail NV	10,725	581,769
Wereldhave NV	13,200	1,091,482

		4,893,304

RETAIL – 0.29%
Beter Bed Holding NV	11,220	236,931
Macintosh Retail Group NV	9,592	187,131

		424,062

SEMICONDUCTORS – 4.38%
ASM International NVa	22,935	508,217
ASML Holding NV	238,260	5,957,916

		6,466,133

SOFTWARE – 0.60%
Exact Holding NV	9,185	212,169
TomTom NVa,b	66,589	356,890
Unit 4 NV	14,442	320,663

		889,722

TELECOMMUNICATIONS – 9.20%
Koninklijke KPN NV	934,395	13,585,793

		13,585,793

TRANSPORTATION – 4.70%
Royal Vopak NV	39,600	1,595,197
TNT NV	210,045	5,347,143

		6,942,340

TOTAL COMMON STOCKS
(Cost: $193,452,008)		147,051,100

Security	Shares	Value

SHORT-TERM INVESTMENTS – 0.27%

MONEY MARKET FUNDS – 0.27%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.31%[c,d,e]	299,968	$299,968
BlackRock Cash Funds: Prime,
SL Agency Shares
0.30%[c,d,e]	58,290	58,290
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[c,d]	32,472	32,472

		390,730

TOTAL SHORT-TERM INVESTMENTS
(Cost: $390,730)		390,730

TOTAL INVESTMENTS IN SECURITIES – 99.89%
(Cost: $193,842,738)		147,441,830

Other Assets, Less Liabilities – 0.11%		168,677

NET ASSETS – 100.00%		$147,610,507

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments

iSHARES® MSCI SPAIN INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.87%

AIRLINES – 0.64%
Iberia Lineas Aereas de Espana SAa	384,790	$1,244,629

		1,244,629

BANKS – 39.60%
Banco Bilbao Vizcaya Argentaria SA	1,375,570	16,636,639
Banco de Sabadell SAb	956,482	4,637,670
Banco de Valencia SAb	343,591	1,825,352
Banco Popular Espanol SAb	906,570	5,422,277
Banco Santander SA	3,902,780	45,867,323
Bankinter SA	394,940	2,575,500

		76,964,761

COMMERCIAL SERVICES – 5.14%
Abertis Infraestructuras SA	421,149	7,001,192
Ferrovial SA	339,150	2,988,850

		9,990,042

COMPUTERS – 1.21%
Indra Sistemas SA	139,580	2,342,556

		2,342,556

DIVERSIFIED FINANCIAL SERVICES – 3.85%
Criteria CaixaCorp SA	1,589,840	7,486,350

		7,486,350

ELECTRIC – 7.40%
Iberdrola SA	1,357,510	9,592,820
Red Electrica Corporacion SA	115,689	4,781,576

		14,374,396

ENERGY – ALTERNATE SOURCES – 0.97%
Gamesa Corporacion
Tecnologica SAa	280,560	1,889,862

		1,889,862

ENGINEERING & CONSTRUCTION – 4.45%
Acciona SA	29,120	2,305,357
Actividades de Construcciones y
Servicios SAb	129,341	5,379,530
Fomento de Construcciones y
Contratas SA	40,740	961,786

		8,646,673

GAS – 3.40%
Enagas SA	166,530	2,952,536

Security	Shares	Value
Gas Natural SDG SA	241,150	$3,657,953

		6,610,489

INSURANCE – 2.95%
Mapfre SA	1,989,654	5,732,678

		5,732,678

IRON & STEEL – 1.16%
Acerinox SA	142,120	2,247,908

		2,247,908

MACHINERY – 0.61%
Zardoya Otis SA	76,313	1,193,947

		1,193,947

MEDIA – 0.84%
Gestevision Telecinco SA	160,230	1,627,118

		1,627,118

OIL & GAS – 4.68%
Repsol YPF SA	397,670	9,105,118

		9,105,118

PHARMACEUTICALS – 0.57%
Grifols SA	94,850	1,107,730

		1,107,730

RETAIL – 4.81%
Industria de Diseno Textil SA	139,790	9,354,120

		9,354,120

TELECOMMUNICATIONS – 17.59%
Telefonica SA	1,537,480	34,196,054

		34,196,054

TOTAL COMMON STOCKS
(Cost: $294,678,951)		194,114,431

SHORT-TERM INVESTMENTS – 5.53%

MONEY MARKET FUNDS – 5.53%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.31%[c,d,e]	8,901,269	8,901,269
BlackRock Cash Funds: Prime,
SL Agency Shares
0.30%[c,d,e]	1,729,699	1,729,699

58	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SPAIN INDEX FUND

August 31, 2010

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[c,d]	111,481	$111,481

		10,742,449

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,742,449)		10,742,449

TOTAL INVESTMENTS IN SECURITIES – 105.40%
(Cost: $305,421,400)		204,856,880

Other Assets, Less Liabilities – (5.40)%		(10,495,358)

NET ASSETS – 100.00%		$194,361,522

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments

iSHARES® MSCI SWEDEN INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.83%

AGRICULTURE – 1.93%
Swedish Match AB	207,944	$4,804,806

		4,804,806

AUTO MANUFACTURERS – 2.14%
Scania AB Class B	288,048	5,330,821

		5,330,821

BANKS – 21.19%
Nordea Bank AB	2,910,944	26,165,833
Skandinaviska Enskilda Banken AB
Class A	1,269,560	7,939,164
Svenska Handelsbanken AB
Class A	440,504	11,535,117
Swedbank AB Class Aa	643,008	7,236,817

		52,876,931

COMMERCIAL SERVICES – 1.04%
Securitas AB Class B	281,792	2,601,786

		2,601,786

DIVERSIFIED FINANCIAL SERVICES – 1.43%
Kinnevik Investment AB Class B	195,432	3,561,119

		3,561,119

ENGINEERING & CONSTRUCTION – 2.22%
Skanska AB Class B	359,448	5,540,248

		5,540,248

FOREST PRODUCTS & PAPER – 3.26%
Holmen AB Class B	47,600	1,263,254
Svenska Cellulosa AB Class B	515,712	6,878,212

		8,141,466

HAND & MACHINE TOOLS – 4.32%
Sandvik AB	907,664	10,781,920

		10,781,920

HEALTH CARE – PRODUCTS – 1.45%
Getinge AB Class B	180,200	3,628,303

		3,628,303

HOME FURNISHINGS – 1.67%
Electrolux AB Class B	215,968	4,175,602

		4,175,602

HOUSEHOLD PRODUCTS & WARES – 0.93%
Husqvarna AB Class B	366,656	2,308,794

		2,308,794

Security	Shares	Value
INVESTMENT COMPANIES – 3.83%
Investor AB Class B	410,040	$7,098,911
Ratos AB Class B	91,392	2,450,248

		9,549,159

IRON & STEEL – 1.26%
SSAB AB Class A	162,520	2,231,527
SSAB AB Class B	74,800	907,306

		3,138,833

MACHINERY – 11.32%
Atlas Copco AB Class A	604,384	9,217,096
Atlas Copco AB Class B	351,288	4,832,992
Hexagon AB Class B	171,224	2,806,380
Volvo AB Class Ba	979,472	11,389,055

		28,245,523

MANUFACTURING – 1.79%
Alfa Laval AB	303,960	4,462,298

		4,462,298

MEDIA – 1.05%
Modern Times Group MTG AB
Class B	45,424	2,619,940

		2,619,940

METAL FABRICATE & HARDWARE – 4.79%
Assa Abloy AB Class B	280,840	5,628,003
SKF AB Class B	350,744	6,315,038

		11,943,041

MINING – 1.12%
Boliden AB	246,160	2,797,159

		2,797,159

RETAIL – 12.10%
Hennes & Mauritz AB Class B	920,312	30,192,997

		30,192,997

TELECOMMUNICATIONS – 20.99%
Millicom International Cellular
SA SDR	68,408	6,297,549
Tele2 AB Class B	284,104	5,126,770
Telefonaktiebolaget LM Ericsson
Class B	2,710,752	26,370,829

60	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SWEDEN INDEX FUND

August 31, 2010

Security	Shares	Value
TeliaSonera AB	2,020,960	$14,573,901

		52,369,049

TOTAL COMMON STOCKS
(Cost: $300,548,076)		249,069,795

SHORT-TERM INVESTMENTS – 0.01%

MONEY MARKET FUNDS – 0.01%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[b,c]	32,861	32,861

		32,861

TOTAL SHORT-TERM INVESTMENTS
(Cost: $32,861)		32,861

TOTAL INVESTMENTS IN SECURITIES – 99.84%
(Cost: $300,580,937)		249,102,656

Other Assets, Less Liabilities – 0.16%		388,532

NET ASSETS – 100.00%		$249,491,188

SDR – Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments

iSHARES® MSCI SWITZERLAND INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 98.91%

BANKS – 7.84%
Baloise Holding AG Registered	39,600	$3,210,178
Credit Suisse Group AG Registered	433,350	19,056,288
GAM Holding AGa	259,650	3,239,223
Julius Baer Group Ltd.	178,249	6,294,967

		31,800,656
BUILDING MATERIALS – 3.02%
Geberit AG Registered	19,660	3,171,969
Holcim Ltd. Registered	146,700	8,839,615
Sika AG Bearer	150	263,905

		12,275,489

CHEMICALS – 5.78%
Givaudan SA Registered	6,512	6,229,428
Lonza Group AG Registered	44,850	3,726,442
Syngenta AG Registered	58,419	13,504,353

		23,460,223

COMMERCIAL SERVICES – 2.41%
Adecco SA Registered	78,902	3,683,650
SGS SA Registered	4,200	6,088,757

		9,772,407

COMPUTERS – 0.34%
Logitech International SA Registered[a]	92,250	1,372,833

		1,372,833

DIVERSIFIED FINANCIAL SERVICES – 4.79%
UBS AG Registered[a]	1,146,134	19,418,720

		19,418,720

ENGINEERING & CONSTRUCTION – 4.58%
ABB Ltd. Registered[a]	961,500	18,604,172

		18,604,172

FOOD – 24.02%
Aryzta AG	62,850	2,696,228
Lindt & Spruengli AG
Participation Certificates	1,145	2,685,217
Lindt & Spruengli AG Registered	150	3,966,716
Nestle SA Registered	1,698,400	88,102,405

		97,450,566

Security	Shares	Value
HAND & MACHINE TOOLS – 1.17%
Schindler Holding AG
Participation Certificates	31,730	$3,166,742
Schindler Holding AG Registered	15,900	1,567,263

		4,734,005

HEALTH CARE – PRODUCTS – 3.30%
Nobel Biocare Holding
AG Registered	84,938	1,336,894
Sonova Holding AG Registered	37,200	4,765,562
Straumann Holding AG Registered	7,813	1,648,898
Synthes Inc.	51,150	5,649,704

		13,401,058

INSURANCE – 7.33%
Swiss Life Holding AG Registered[a]	24,000	2,506,509
Swiss Reinsurance Co. Registered	221,850	9,210,932
Zurich Financial Services
AG Registered	80,700	18,018,225

		29,735,666

INVESTMENT COMPANIES – 0.78%
Pargesa Holding SA Bearer	48,369	3,157,818

		3,157,818

PHARMACEUTICALS – 25.11%
Actelion Ltd. Registered[a]	77,259	3,315,889
Novartis AG Registered	997,050	52,458,203
Roche Holding AG Genusschein	338,700	46,095,266

		101,869,358

RETAIL – 5.74%
Compagnie Financiere Richemont
SA Class A Bearer Units	377,550	14,692,429
Swatch Group AG (The) Bearer	19,112	6,159,568
Swatch Group AG (The) Registered	41,328	2,449,520

		23,301,517

TELECOMMUNICATIONS – 1.90%
Swisscom AG Registered	19,800	7,709,112

		7,709,112

TRANSPORTATION – 0.80%
Kuehne & Nagel International
AG Registered	31,205	3,258,984

		3,258,984

TOTAL COMMON STOCKS
(Cost: $424,867,406)		401,322,584

62	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SWITZERLAND INDEX FUND

August 31, 2010

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.05%

MONEY MARKET FUNDS – 0.05%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[b,c]	200,001	$200,001

		200,001

TOTAL SHORT-TERM INVESTMENTS
(Cost: $200,001)		200,001

TOTAL INVESTMENTS IN SECURITIES – 98.96% (Cost: $425,067,407)		401,522,585

Other Assets, Less Liabilities – 1.04%		4,232,025

NET ASSETS – 100.00%		$405,754,610

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments

iSHARES® MSCI UNITED KINGDOM INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.34%

AEROSPACE & DEFENSE – 1.70%
BAE Systems PLC	1,554,960	$7,042,794
Cobham PLC	518,010	1,663,911
Rolls-Royce Group PLC[a]	835,450	7,113,377

		15,820,082

AGRICULTURE – 4.66%
British American Tobacco PLC	900,550	30,670,665
Imperial Tobacco Group PLC	459,420	12,709,487

		43,380,152

AIRLINES – 0.09%
British Airways PLC[a,b]	259,780	842,430

		842,430

APPAREL – 0.28%
Burberry Group PLC	196,540	2,567,530

		2,567,530

BANKS – 16.34%
Barclays PLC	5,160,880	23,985,632
HSBC Holdings PLC	7,898,180	78,136,895
Lloyds Banking Group PLC[a]	18,421,440	19,673,947
Royal Bank of Scotland Group PLC[a]	7,841,760	5,372,782
Standard Chartered PLC	924,110	24,833,327

		152,002,583

BEVERAGES – 3.29%
Diageo PLC	1,130,260	18,395,853
SABMiller PLC	428,110	12,218,359

		30,614,212

CHEMICALS – 0.25%
Johnson Matthey PLC	97,030	2,369,603

		2,369,603

COMMERCIAL SERVICES – 2.06%
Aggreko PLC	118,420	2,582,576
Babcock International Group PLC	162,130	1,259,593
Bunzl PLC	147,560	1,612,441
Capita Group PLC	278,070	3,004,381
Experian PLC	464,070	4,432,719
G4S PLC	636,740	2,470,001
Intertek Group PLC	71,920	1,861,390
Serco Group PLC	221,340	1,979,833

		19,202,934

Security	Shares	Value
DISTRIBUTION & WHOLESALE – 0.27%
Wolseley PLC[a]	128,030	$2,477,326

		2,477,326

DIVERSIFIED FINANCIAL SERVICES – 1.31%
ICAP PLC	250,170	1,576,394
Investec PLC	217,930	1,575,207
London Stock Exchange Group PLC	68,510	695,460
Man Group PLC	773,450	2,474,905
Old Mutual PLC	2,453,030	4,799,289
Schroders PLC	51,150	1,079,349

		12,200,604

ELECTRIC – 2.63%
International Power PLC	688,510	3,930,047
National Grid PLC	1,567,360	13,224,727
Scottish & Southern Energy PLC	416,950	7,337,280

		24,492,054

ENGINEERING & CONSTRUCTION – 0.35%
AMEC PLC	150,040	2,114,570
Balfour Beatty PLC	307,210	1,131,746

		3,246,316

FOOD – 4.87%
J Sainsbury PLC	542,500	3,044,922
Tesco PLC	3,618,320	22,630,473
Unilever PLC	579,080	15,325,594
Wm Morrison Supermarkets PLC	957,590	4,267,988

		45,268,977

FOOD SERVICE – 1.03%
Associated British Foods PLC	161,200	2,621,177
Compass Group PLC	849,090	6,961,996

		9,583,173

GAS – 1.25%
Centrica PLC	2,322,830	11,613,072

		11,613,072

HEALTH CARE – PRODUCTS – 0.36%
Smith & Nephew PLC	401,450	3,344,078

		3,344,078

HOLDING COMPANIES – DIVERSIFIED – 0.21%
Tomkins PLC	395,560	1,969,713

		1,969,713

64	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

August 31, 2010

Security	Shares	Value
HOUSEHOLD PRODUCTS & WARES – 1.50%
Reckitt Benckiser Group PLC	278,070	$13,944,945

		13,944,945

INSURANCE – 3.15%
Admiral Group PLC	89,900	2,102,906
Aviva PLC	1,265,110	7,369,077
Legal & General Group PLC	2,649,260	3,772,382
Prudential PLC	1,143,900	9,950,619
RSA Insurance Group PLC	1,544,730	2,922,512
Standard Life PLC	1,021,140	3,198,417

		29,315,913

INVESTMENT COMPANIES – 0.27%
Resolution Ltd.	654,410	2,546,591

		2,546,591

LEISURE TIME – 0.48%
Carnival PLC	78,120	2,541,726
Thomas Cook Group PLC	391,840	1,094,232
TUI Travel PLC	256,370	793,152

		4,429,110

LODGING – 0.21%
InterContinental Hotels Group PLC	129,890	1,960,346

		1,960,346

MANUFACTURING – 0.47%
Invensys PLC	361,150	1,277,728
Smiths Group PLC	175,460	3,087,658

		4,365,386

MEDIA – 2.43%
British Sky Broadcasting Group PLC	514,910	5,598,909
ITV PLC[a]	1,690,120	1,454,625
Pearson PLC	366,730	5,481,276
Reed Elsevier PLC	548,080	4,413,883
WPP PLC	566,990	5,629,289

		22,577,982

MINING – 12.01%
Anglo American PLC	594,580	21,383,154
Antofagasta PLC	177,010	2,807,522
BHP Billiton PLC	995,720	28,027,849
Eurasian Natural Resources Corp. PLC	116,250	1,515,076

Security	Shares	Value
Fresnillo PLC	82,150	$1,376,194
Kazakhmys PLC	96,720	1,718,382
Lonmin PLC[a]	72,850	1,710,797
Randgold Resources Ltd.	40,610	3,794,741
Rio Tinto PLC	654,100	33,174,448
Vedanta Resources PLC	53,630	1,556,988
Xstrata PLC	928,140	14,635,463

		111,700,614

OIL & GAS – 17.19%
BG Group PLC	1,525,200	24,601,118
BP PLC	8,474,780	49,572,729
Cairn Energy PLC[a]	632,400	4,542,827
Royal Dutch Shell PLC Class A	1,599,290	42,596,253
Royal Dutch Shell PLC Class B	1,216,130	31,185,436
Tullow Oil PLC	399,900	7,485,905

		159,984,268

OIL & GAS SERVICES – 0.27%
Petrofac Ltd.	116,870	2,516,441

		2,516,441

PACKAGING & CONTAINERS – 0.20%
Rexam PLC	396,180	1,842,498

		1,842,498

PHARMACEUTICALS – 8.78%
AstraZeneca PLC	650,380	32,266,088
GlaxoSmithKline PLC	2,342,360	43,955,671
Shire PLC	254,200	5,492,960

		81,714,719

REAL ESTATE – 0.76%
British Land Co. PLC	392,150	2,750,702
Capital Shopping Centres Group PLC	212,970	1,084,717
Land Securities Group PLC	342,550	3,219,334

		7,054,753

REAL ESTATE INVESTMENT TRUSTS – 0.34%
Hammerson PLC	319,920	1,768,099
SEGRO PLC	338,520	1,406,814

		3,174,913

RETAIL – 1.37%
Home Retail Group PLC	384,400	1,291,455
Kingfisher PLC	1,067,330	3,354,576
Marks & Spencer Group PLC	714,550	3,800,842

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM INDEX FUND

August 31, 2010

Security	Shares	Value
Next PLC	85,250	$2,594,210
Whitbread PLC	78,430	1,682,725

		12,723,808
SEMICONDUCTORS – 0.36%
ARM Holdings PLC	591,790	3,336,127

		3,336,127
SOFTWARE – 0.49%
Autonomy Corp. PLC[a]	97,650	2,341,221
Sage Group PLC (The)	594,580	2,237,921

		4,579,142
TELECOMMUNICATIONS – 7.28%
BT Group PLC	3,502,380	7,169,900
Cable & Wireless Worldwide PLC	1,166,220	1,197,299
Inmarsat PLC	196,540	2,020,797
Vodafone Group PLC	23,758,090	57,381,450

		67,769,446
TRANSPORTATION – 0.12%
FirstGroup PLC	216,070	1,155,299

		1,155,299
VENTURE CAPITAL – 0.19%
3i Group PLC	435,550	1,744,448

		1,744,448
WATER – 0.52%
Severn Trent PLC	106,020	2,110,101
United Utilities Group PLC	308,140	2,701,776

		4,811,877

TOTAL COMMON STOCKS
(Cost: $1,127,518,022)		924,243,465

SHORT-TERM INVESTMENTS – 0.11%

MONEY MARKET FUNDS – 0.11%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.31%[c,d,e]	777,523	777,523
BlackRock Cash Funds: Prime,
SL Agency Shares
0.30%[c,d,e]	151,088	151,088

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[c,d]	124,450	$124,450

		1,053,061

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,053,061)		1,053,061

TOTAL INVESTMENTS IN SECURITIES – 99.45%
(Cost: $1,128,571,083)		925,296,526

Other Assets, Less Liabilities – 0.55%		5,115,123

NET ASSETS – 100.00%		$930,411,649

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

66	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® , INC.

August 31, 2010

	iShares MSCI Austria Investable Market Index Fund	iShares MSCI Belgium Investable Market Index Fund	iShares MSCI Emerging Markets Eastern Europe Index Fund	iShares MSCI EMU Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$183,256,977	$86,354,837	$12,973,390	$1,230,615,165
Affiliated issuers (Note 2)	722,998	416,123	7,712	3,925,994

Total cost of investments	$183,979,975	$86,770,960	$12,981,102	$1,234,541,159

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$109,245,269	$58,133,180	$12,713,384	$822,007,778
Affiliated issuers (Note 2)	722,998	416,123	7,712	3,925,994

Total fair value of investments	109,968,267	58,549,303	12,721,096	825,933,772
Foreign currencies, at value[b]	44,383	42,564	12,636	1,036,665
Receivables:
Investment securities sold	146,229	290,528	150,459	2,000,426
Dividends and interest	1,221,108	707,098	102,888	1,282,760

Total Assets	111,379,987	59,589,493	12,987,079	830,253,623

LIABILITIES
Payables:
Investment securities purchased	252,149	280,807	147,901	2,295,352
Collateral for securities on loan (Note 5)	557,937	385,558	–	3,587,736
Investment advisory fees (Note 2)	50,240	26,951	7,578	398,498

Total Liabilities	860,326	693,316	155,479	6,281,586

NET ASSETS	$110,519,661	$58,896,177	$12,831,600	$823,972,037

Net assets consist of:
Paid-in capital	$236,901,049	$122,432,589	$13,261,092	$1,371,974,824
Undistributed net investment income	197,221	75,785	39,362	596,192
Accumulated net realized loss	(52,400,940)	(35,245,088)	(208,846)	(139,914,210)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(74,177,669)	(28,367,109)	(260,008)	(408,684,769)

NET ASSETS	$110,519,661	$58,896,177	$12,831,600	$823,972,037

Shares outstanding[c]	6,400,000	5,000,000	500,000	26,800,000

Net asset value per share	$17.27	$11.78	$25.66	$30.75

[a]	Securities on loan with values of $519,156, $364,726, $ – and $3,411,544, respectively. See Note 5.
[b]	Cost of foreign currencies: $45,941, $42,530, $12,717 and $1,059,843, respectively.
[c]	$0.001 par value, number of shares authorized: 100 million, 136.2 million, 200 million and 1 billion, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Assets and Liabilities (Continued)

iSHARES® , INC.

August 31, 2010

	iShares MSCI France Index Fund	iShares MSCI Germany Index Fund	iShares MSCI Italy Index Fund	iShares MSCI Netherlands Investable Market Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$365,296,893	$1,760,432,125	$135,748,246	$193,452,008
Affiliated issuers (Note 2)	561,574	16,439,813	198,495	390,730

Total cost of investments	$365,858,467	$1,776,871,938	$135,946,741	$193,842,738

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$239,230,713	$1,484,092,379	$76,405,850	$147,051,100
Affiliated issuers (Note 2)	561,574	16,439,813	198,495	390,730

Total fair value of investments	239,792,287	1,500,532,192	76,604,345	147,441,830
Foreign currencies, at value[b]	189,869	1,748,641	59,305	301,160
Cash	–	–	–	1,604
Receivables:
Investment securities sold	233,761	–	1,552,218	–
Due from custodian (Note 4)	–	–	–	15,077
Dividends and interest	361,283	2,410,430	9	293,928

Total Assets	240,577,200	1,504,691,263	78,215,877	148,053,599

LIABILITIES
Payables:
Investment securities purchased	229,894	–	1,418,954	15,077
Collateral for securities on loan (Note 5)	526,655	16,115,821	197,500	358,258
Capital shares redeemed	–	–	61,889	–
Investment advisory fees (Note 2)	114,217	694,440	37,482	69,757

Total Liabilities	870,766	16,810,261	1,715,825	443,092

NET ASSETS	$239,706,434	$1,487,881,002	$76,500,052	$147,610,507

Net assets consist of:
Paid-in capital	$386,549,486	$1,887,751,662	$173,560,598	$233,352,537
Undistributed (distributions in excess of) net investment income	346,395	–	(452)	396,156
Accumulated net realized loss	(21,123,855)	(123,550,885)	(37,715,991)	(39,727,370)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(126,065,592)	(276,319,775)	(59,344,103)	(46,410,816)

NET ASSETS	$239,706,434	$1,487,881,002	$76,500,052	$147,610,507

Shares outstanding[c]	11,400,000	76,500,000	5,100,000	8,250,000

Net asset value per share	$21.03	$19.45	$15.00	$17.89

[a]	Securities on loan with values of $496,770, $15,325,053, $185,559 and $345,967, respectively. See Note 5.
[b]	Cost of foreign currencies: $189,907, $1,702,206, $61,053 and $306,460, respectively.
[c]	$0.001 par value, number of shares authorized: 340.2 million, 382.2 million, 63.6 million and 255 million, respectively.

See notes to financial statements.

68	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® , INC.

August 31, 2010

	iShares MSCI Spain Index Fund	iShares MSCI Sweden Index Fund	iShares MSCI Switzerland Index Fund	iShares MSCI United Kingdom Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$294,678,951	$300,548,076	$424,867,406	$1,127,518,022
Affiliated issuers (Note 2)	10,742,449	32,861	200,001	1,053,061

Total cost of investments	$305,421,400	$300,580,937	$425,067,407	$1,128,571,083

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$194,114,431	$249,069,795	$401,322,584	$924,243,465
Affiliated issuers (Note 2)	10,742,449	32,861	200,001	1,053,061

Total fair value of investments	204,856,880	249,102,656	401,522,585	925,296,526
Foreign currencies, at value[b]	159,709	94,601	149,251	2,227,669
Receivables:
Investment securities sold	1,160,472	3,214,480	2,479,722	2,166,243
Dividends and interest	80,912	–	4,040,716	5,421,674

Total Assets	206,257,973	252,411,737	408,192,274	935,112,112

LIABILITIES
Payables:
Investment securities purchased	1,169,700	2,805,259	2,255,395	3,339,515
Collateral for securities on loan (Note 5)	10,630,968	–	–	928,611
Investment advisory fees (Note 2)	95,783	115,290	182,269	432,337

Total Liabilities	11,896,451	2,920,549	2,437,664	4,700,463

NET ASSETS	$194,361,522	$249,491,188	$405,754,610	$930,411,649

Net assets consist of:
Paid-in capital	$326,270,923	$336,048,150	$472,915,698	$1,264,623,900
Undistributed (distributions in excess of) net investment income	1,264,766	(2,828)	–	5,184,563
Accumulated net realized loss	(32,606,648)	(35,080,190)	(43,836,668)	(135,961,906)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(100,567,519)	(51,473,944)	(23,324,420)	(203,434,908)

NET ASSETS	$194,361,522	$249,491,188	$405,754,610	$930,411,649

Shares outstanding[c]	5,250,000	10,200,000	18,750,000	62,000,000

Net asset value per share	$37.02	$24.46	$21.64	$15.01

[a]	Securities on loan with values of $10,119,716, $ –, $ – and $883,095, respectively. See Note 5.
[b]	Cost of foreign currencies: $161,274, $90,264, $144,980 and $2,283,777, respectively.
[c]	$0.001 par value, number of shares authorized: 127.8 million, 63.6 million, 318.625 million and 934.2 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2010

	iShares MSCI Austria Investable Market Index Fund	iShares MSCI Belgium Investable Market Index Fund	iShares MSCI Emerging Markets Eastern Europe Index Fund[a]	iShares MSCI EMU Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[b]	$3,839,764	$1,507,115	$169,696	$23,463,682
Interest from affiliated issuers (Note 2)	104	48	7	483
Securities lending income from affiliated issuers (Note 2)	356,492	8,159	876	148,678

Total investment income	4,196,360	1,515,322	170,579	23,612,843

EXPENSES
Investment advisory fees (Note 2)	822,617	389,142	67,428	4,463,524
Foreign taxes (Note 1)	–	–	–	6,208

Total expenses	822,617	389,142	67,428	4,469,732

Net investment income	3,373,743	1,126,180	103,151	19,143,111

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(16,644,648)	(22,247,306)	(204,004)	(47,532,171)
In-kind redemptions	8,493,770	12,230,298	–	32,507,786
Foreign currency transactions	(51,011)	(59,088)	561	(410,544)

Net realized loss	(8,201,889)	(10,076,096)	(203,443)	(15,434,929)

Net change in unrealized appreciation (depreciation) on:
Investments	(14,300,063)	14,469,611	(260,006)	(93,899,880)
Translation of assets and liabilities in foreign currencies	(119,225)	(94,964)	(2)	(100,079)

Net change in unrealized appreciation (depreciation)	(14,419,288)	14,374,647	(260,008)	(93,999,959)

Net realized and unrealized gain (loss)	(22,621,177)	4,298,551	(463,451)	(109,434,888)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,247,434)	$5,424,731	$(360,300)	$(90,291,777)

[a]	For the period from September 30, 2009 (commencement of operations) to August 31, 2010.
[b]	Net of foreign withholding tax of $472,243, $234,912, $27,809 and $3,763,458, respectively.

See notes to financial statements.

70	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2010

	iShares MSCI France Index Fund	iShares MSCI Germany Index Fund	iShares MSCI Italy Index Fund	iShares MSCI Netherlands Investable Market Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$9,510,202	$23,546,320	$3,143,623	$3,175,266
Interest from affiliated issuers (Note 2)	180	639	64	77
Securities lending income from affiliated issuers (Note 2)	12,357	358,732	5,423	19,311

Total investment income	9,522,739	23,905,691	3,149,110	3,194,654

EXPENSES
Investment advisory fees (Note 2)	1,568,843	5,468,927	623,082	599,732
Foreign taxes (Note 1)	7,136	–	–	–

Total expenses	1,575,979	5,468,927	623,082	599,732

Net investment income	7,946,760	18,436,764	2,526,028	2,594,922

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(13,874,817)	(42,280,143)	(12,344,751)	(5,622,865)
In-kind redemptions	5,367,408	44,894,150	4,569,172	1,761,019
Foreign currency transactions	(101,486)	(117,254)	(15,889)	(211,372)

Net realized gain (loss)	(8,608,895)	2,496,753	(7,791,468)	(4,073,218)

Net change in unrealized appreciation (depreciation) on:
Investments	(40,527,458)	(95,595,703)	(14,932,371)	(4,938,301)
Translation of assets and liabilities in foreign currencies	(380)	(99,385)	(1,902)	(10,749)

Net change in unrealized appreciation (depreciation)	(40,527,838)	(95,695,088)	(14,934,273)	(4,949,050)

Net realized and unrealized loss	(49,136,733)	(93,198,335)	(22,725,741)	(9,022,268)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(41,189,973)	$(74,761,571)	$(20,199,713)	$(6,427,346)

[a]	Net of foreign withholding tax of $1,618,838, $3,448,041, $545,643 and $557,210, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2010

	iShares MSCI Spain Index Fund	iShares MSCI Sweden Index Fund	iShares MSCI Switzerland Index Fund	iShares MSCI United Kingdom Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$10,090,929	$5,163,440	$7,796,880	$32,630,701
Dividends from affiliated issuers (Note 2)	–	–	–	77,129
Interest from affiliated issuers (Note 2)	162	75	311	470
Securities lending income from affiliated issuers (Note 2)	229,266	12,102	37	9,718

Total investment income	10,320,357	5,175,617	7,797,228	32,718,018

EXPENSES
Investment advisory fees (Note 2)	1,298,278	1,105,743	1,783,191	4,977,068

Total expenses	1,298,278	1,105,743	1,783,191	4,977,068

Net investment income	9,022,079	4,069,874	6,014,037	27,740,950

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(12,011,619)	(10,098,629)	(8,754,001)	(42,066,328)
Investments in affiliated issuers (Note 2)	–	–	–	1,499,143
In-kind redemptions	(22,617,839)	7,553,416	5,641,249	44,629,732
Foreign currency transactions	(107,010)	(115,865)	(36,464)	(380,967)

Net realized gain (loss)	(34,736,468)	(2,661,078)	(3,149,216)	3,681,580

Net change in unrealized appreciation (depreciation) on:
Investments	(22,170,236)	9,085,803	13,478,956	(20,555,177)
Translation of assets and liabilities in foreign currencies	(2,184)	1,946	187,120	(82,494)

Net change in unrealized appreciation (depreciation)	(22,172,420)	9,087,749	13,666,076	(20,637,671)

Net realized and unrealized gain (loss)	(56,908,888)	6,426,671	10,516,860	(16,956,091)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(47,886,809)	$10,496,545	$16,530,897	$10,784,859

[a]	Net of foreign withholding tax of $1,536,283, $911,196, $1,870,939 and $417,186, respectively.

See notes to financial statements.

72	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Austria Investable Market Index Fund		iShares MSCI Belgium Investable Market Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009	Year ended August 31, 2010	Year ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,373,743	$3,099,628	$1,126,180	$1,365,882
Net realized loss	(8,201,889)	(87,858,013)	(10,076,096)	(47,188,282)
Net change in unrealized appreciation (depreciation)	(14,419,288)	5,402,819	14,374,647	7,864,840

Net increase (decrease) in net assets resulting from operations	(19,247,434)	(79,355,566)	5,424,731	(37,957,560)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,965,890)	(4,361,827)	(1,145,981)	(1,992,257)

Total distributions to shareholders	(5,965,890)	(4,361,827)	(1,145,981)	(1,992,257)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	154,605,120	153,297,660	122,747,250	71,837,760
Cost of shares redeemed	(178,538,062)	(103,516,511)	(121,172,070)	(98,800,329)

Net increase (decrease) in net assets from capital share transactions	(23,932,942)	49,781,149	1,575,180	(26,962,569)

INCREASE (DECREASE) IN NET ASSETS	(49,146,266)	(33,936,244)	5,853,930	(66,912,386)

NET ASSETS
Beginning of year	159,665,927	193,602,171	53,042,247	119,954,633

End of year	$110,519,661	$159,665,927	$58,896,177	$53,042,247

Undistributed net investment income included in net assets at end of year	$197,221	$1,306,425	$75,785	$124,156

SHARES ISSUED AND REDEEMED
Shares sold	7,600,000	8,000,000	10,160,000	7,480,000
Shares redeemed	(9,100,000)	(6,600,000)	(9,560,000)	(9,880,000)

Net increase (decrease) in shares outstanding	(1,500,000)	1,400,000	600,000	(2,400,000)

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI Emerging Markets Eastern Europe Index Fund	iShares MSCI EMU Index Fund
	Period from September 30, 2009[a] to August 31, 2010	Year ended August 31, 2010	Year ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$103,151	$19,143,111	$21,630,080
Net realized loss	(203,443)	(15,434,929)	(230,656,541)
Net change in unrealized appreciation (depreciation)	(260,008)	(93,999,959)	(85,463,372)

Net decrease in net assets resulting from operations	(360,300)	(90,291,777)	(294,489,833)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(64,350)	(21,378,328)	(28,747,455)
From net realized gain	(4,842)	–	–

Total distributions to shareholders	(69,192)	(21,378,328)	(28,747,455)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,261,092	616,111,927	245,678,933
Cost of shares redeemed	–	(421,739,675)	(472,979,784)

Net increase (decrease) in net assets from capital share transactions	13,261,092	194,372,252	(227,300,851)

INCREASE (DECREASE) IN NET ASSETS	12,831,600	82,702,147	(550,538,139)

NET ASSETS
Beginning of period	–	741,269,890	1,291,808,029

End of period	$12,831,600	$823,972,037	$741,269,890

Undistributed net investment income included in net assets at end of period	$39,362	$596,192	$3,153,761

SHARES ISSUED AND REDEEMED
Shares sold	500,000	18,100,000	8,100,000
Shares redeemed	–	(12,100,000)	(15,400,000)

Net increase (decrease) in shares outstanding	500,000	6,000,000	(7,300,000)

[a]	Commencement of operations.

See notes to financial statements.

74	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI France Index Fund		iShares MSCI Germany Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009	Year ended August 31, 2010	Year ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,946,760	$5,159,611	$18,436,764	$13,569,608
Net realized gain (loss)	(8,608,895)	(62,251,944)	2,496,753	(135,012,966)
Net change in unrealized appreciation (depreciation)	(40,527,838)	(18,839,973)	(95,695,088)	(22,143,511)

Net decrease in net assets resulting from operations	(41,189,973)	(75,932,306)	(74,761,571)	(143,586,869)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,068,942)	(6,641,215)	(20,484,235)	(14,693,409)

Total distributions to shareholders	(8,068,942)	(6,641,215)	(20,484,235)	(14,693,409)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	358,661,968	138,974,524	1,389,774,707	443,092,148
Cost of shares redeemed	(254,208,011)	(99,092,138)	(426,285,646)	(334,626,102)

Net increase in net assets from capital share transactions	104,453,957	39,882,386	963,489,061	108,466,046

INCREASE (DECREASE) IN NET ASSETS	55,195,042	(42,691,135)	868,243,255	(49,814,232)

NET ASSETS
Beginning of year	184,511,392	227,202,527	619,637,747	669,451,979

End of year	$239,706,434	$184,511,392	$1,487,881,002	$619,637,747

Undistributed net investment income included in net assets at end of year	$346,395	$559,560	$–	$487,996

SHARES ISSUED AND REDEEMED
Shares sold	15,000,000	5,600,000	67,200,000	23,400,000
Shares redeemed	(11,200,000)	(5,400,000)	(20,400,000)	(18,000,000)

Net increase in shares outstanding	3,800,000	200,000	46,800,000	5,400,000

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI Italy Index Fund		iShares MSCI Netherlands Investable Market Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009	Year ended August 31, 2010	Year ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,526,028	$2,932,100	$2,594,922	$2,396,987
Net realized loss	(7,791,468)	(71,721,832)	(4,073,218)	(62,756,045)
Net change in unrealized appreciation (depreciation)	(14,934,273)	17,636,967	(4,949,050)	(4,703,274)

Net decrease in net assets resulting from operations	(20,199,713)	(51,152,765)	(6,427,346)	(65,062,332)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,028,440)	(3,732,985)	(2,418,715)	(4,230,257)
From return of capital	(96,798)	–	–	–

Total distributions to shareholders	(3,125,238)	(3,732,985)	(2,418,715)	(4,230,257)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	87,900,548	100,094,796	94,430,557	43,167,203
Cost of shares redeemed	(113,791,470)	(163,647,572)	(21,325,132)	(100,176,018)

Net increase (decrease) in net assets from capital share transactions	(25,890,922)	(63,552,776)	73,105,425	(57,008,815)

INCREASE (DECREASE) IN NET ASSETS	(49,215,873)	(118,438,526)	64,259,364	(126,301,404)

NET ASSETS
Beginning of year	125,715,925	244,154,451	83,351,143	209,652,547

End of year	$76,500,052	$125,715,925	$147,610,507	$83,351,143

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(452)	$481,431	$396,156	$431,321

SHARES ISSUED AND REDEEMED
Shares sold	5,250,000	5,850,000	4,850,000	2,350,000
Shares redeemed	(6,750,000)	(9,000,000)	(1,100,000)	(6,450,000)

Net increase (decrease) in shares outstanding	(1,500,000)	(3,150,000)	3,750,000	(4,100,000)

See notes to financial statements.

76	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI Spain Index Fund		iShares MSCI Sweden Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009	Year ended August 31, 2010	Year ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,022,079	$10,459,303	$4,069,874	$3,182,626
Net realized loss	(34,736,468)	(75,719,084)	(2,661,078)	(52,284,424)
Net change in unrealized appreciation (depreciation)	(22,172,420)	22,806,027	9,087,749	18,464,900

Net increase (decrease) in net assets resulting from operations	(47,886,809)	(42,453,754)	10,496,545	(30,636,898)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,300,415)	(13,662,798)	(4,773,557)	(3,282,327)

Total distributions to shareholders	(11,300,415)	(13,662,798)	(4,773,557)	(3,282,327)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	185,418,132	168,127,511	136,592,737	119,540,017
Cost of shares redeemed	(210,603,819)	(154,625,074)	(83,157,268)	(122,941,857)

Net increase (decrease) in net assets from capital share transactions	(25,185,687)	13,502,437	53,435,469	(3,401,840)

INCREASE (DECREASE) IN NET ASSETS	(84,372,911)	(42,614,115)	59,158,457	(37,321,065)

NET ASSETS
Beginning of year	278,734,433	321,348,548	190,332,731	227,653,796

End of year	$194,361,522	$278,734,433	$249,491,188	$190,332,731

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$1,264,766	$3,516,332	$(2,828)	$299,283

SHARES ISSUED AND REDEEMED
Shares sold	4,800,000	4,200,000	5,400,000	6,675,000
Shares redeemed	(5,400,000)	(4,725,000)	(3,525,000)	(7,650,000)

Net increase (decrease) in shares outstanding	(600,000)	(525,000)	1,875,000	(975,000)

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI Switzerland Index Fund		iShares MSCI United Kingdom Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009	Year ended August 31, 2010	Year ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,014,037	$3,684,012	$27,740,950	$22,176,317
Net realized gain (loss)	(3,149,216)	(66,136,127)	3,681,580	(108,752,296)
Net change in unrealized appreciation (depreciation)	13,666,076	(2,696,547)	(20,637,671)	(66,350,023)

Net increase (decrease) in net assets resulting from operations	16,530,897	(65,148,662)	10,784,859	(152,926,002)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,459,032)	(4,322,291)	(27,007,036)	(25,389,028)

Total distributions to shareholders	(6,459,032)	(4,322,291)	(27,007,036)	(25,389,028)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	150,874,722	105,041,546	352,106,687	148,897,281
Cost of shares redeemed	(27,046,917)	(130,240,566)	(144,597,222)	(113,959,957)

Net increase (decrease) in net assets from capital share transactions	123,827,805	(25,199,020)	207,509,465	34,937,324

INCREASE (DECREASE) IN NET ASSETS	133,899,670	(94,669,973)	191,287,288	(143,377,706)

NET ASSETS
Beginning of year	271,854,940	366,524,913	739,124,361	882,502,067

End of year	$405,754,610	$271,854,940	$930,411,649	$739,124,361

Undistributed net investment income included in net assets at end of year	$–	$373,773	$5,184,563	$4,727,610

SHARES ISSUED AND REDEEMED
Shares sold	6,875,000	5,125,000	22,200,000	12,400,000
Shares redeemed	(1,250,000)	(7,875,000)	(9,400,000)	(8,800,000)

Net increase (decrease) in shares outstanding	5,625,000	(2,750,000)	12,800,000	3,600,000

See notes to financial statements.

78	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Austria Investable Market Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$20.21	$29.78	$37.28	$31.08	$26.62

Income from investment operations:
Net investment income[a]	0.43	0.51	0.56	0.51	0.44
Net realized and unrealized gain (loss)[b]	(2.62)	(9.36)	(6.98)	6.42	4.31

Total from investment operations	(2.19)	(8.85)	(6.42)	6.93	4.75

Less distributions from:
Net investment income	(0.75)	(0.72)	(1.08)	(0.73)	(0.29)

Total distributions	(0.75)	(0.72)	(1.08)	(0.73)	(0.29)

Net asset value, end of year	$17.27	$20.21	$29.78	$37.28	$31.08

Total return	(11.07)%	(28.52)%	(17.64)%	22.35%	18.00%

Ratios/Supplemental data:
Net assets, end of year (000s)	$110,520	$159,666	$193,602	$473,514	$391,637
Ratio of expenses to average net assets	0.54%	0.55%	0.52%	0.51%	0.54%
Ratio of net investment income to average net assets	2.20%	3.25%	1.57%	1.36%	1.48%
Portfolio turnover rate[c]	11%	26%	26%	21%	32%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Belgium Investable Market Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$12.06	$17.64	$25.89	$22.83	$18.94

Income from investment operations:
Net investment income[a]	0.19	0.22	0.78	0.76	0.75
Net realized and unrealized gain (loss)[b]	(0.27)	(5.46)	(7.27)	2.74	3.95

Total from investment operations	(0.08)	(5.24)	(6.49)	3.50	4.70

Less distributions from:
Net investment income	(0.20)	(0.34)	(1.76)	(0.44)	(0.81)

Total distributions	(0.20)	(0.34)	(1.76)	(0.44)	(0.81)

Net asset value, end of year	$11.78	$12.06	$17.64	$25.89	$22.83

Total return	(0.60)%	(29.15)%	(26.21)%	15.36%	25.66%

Ratios/Supplemental data:
Net assets, end of year (000s)	$58,896	$53,042	$119,955	$303,483	$152,484
Ratio of expenses to average net assets	0.54%	0.56%	0.52%	0.51%	0.54%
Ratio of net investment income to average net assets	1.55%	2.23%	3.32%	2.90%	3.60%
Portfolio turnover rate[c]	17%	33%	31%	12%	10%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout the period)

iShares MSCI Emerging Markets Eastern Europe Index Fund

Period from Sep. 30, 2009[a] to Aug. 31, 2010
Net asset value, beginning of period	$24.65

Income from investment operations:
Net investment income[b]	0.26
Net realized and unrealized gain[c]	0.89

Total from investment operations	1.15

Less distributions from:
Net investment income	(0.13)
Net realized gain	(0.01)[d]

Total distributions	(0.14)

Net asset value, end of period	$25.66

Total return	4.68%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$12,832
Ratio of expenses to average net assets[f]	0.69%
Ratio of net investment income to average net assets[f]	1.05%
Portfolio turnover rate[g]	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Represents all short-term capital gain distributions. Short-term capital gain distributions are treated as ordinary income dividends for tax purposes.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI EMU Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]	Year ended Aug. 31, 2006[a]
Net asset value, beginning of year	$35.64	$45.97	$57.15	$46.14	$37.49

Income from investment operations:
Net investment income[b]	0.80	0.93	1.71	1.40	1.37
Net realized and unrealized gain (loss)[c]	(4.76)	(9.97)	(9.59)	10.54	7.94

Total from investment operations	(3.96)	(9.04)	(7.88)	11.94	9.31

Less distributions from:
Net investment income	(0.93)	(1.29)	(3.30)	(0.93)	(0.66)

Total distributions	(0.93)	(1.29)	(3.30)	(0.93)	(0.66)

Net asset value, end of year	$30.75	$35.64	$45.97	$57.15	$46.14

Total return	(11.19)%	(19.05)%	(14.52)%	26.10%	25.18%

Ratios/Supplemental data:
Net assets, end of year (000s)	$823,972	$741,270	$1,291,808	$2,971,565	$1,794,921
Ratio of expenses to average net assets	0.54%	0.56%	0.52%	0.51%	0.54%
Ratio of expenses to average net assets exclusive of foreign taxes	0.54%	0.56%	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.29%	3.07%	3.06%	2.60%	3.23%
Portfolio turnover rate[d]	5%	8%	27%	5%	8%

[a]	Per share amounts were adjusted to reflect a two-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI France Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$24.28	$30.70	$36.53	$31.16	$25.41

Income from investment operations:
Net investment income[a]	0.65	0.66	0.93	0.77	0.55
Net realized and unrealized gain (loss)[b]	(3.30)	(6.13)	(5.17)	5.06	5.52

Total from investment operations	(2.65)	(5.47)	(4.24)	5.83	6.07

Less distributions from:
Net investment income	(0.60)	(0.95)	(1.59)	(0.46)	(0.32)

Total distributions	(0.60)	(0.95)	(1.59)	(0.46)	(0.32)

Net asset value, end of year	$21.03	$24.28	$30.70	$36.53	$31.16

Total return	(10.98)%	(17.11)%	(11.96)%	18.83%	24.13%

Ratios/Supplemental data:
Net assets, end of year (000s)	$239,706	$184,511	$227,203	$445,696	$211,886
Ratio of expenses to average net assets	0.54%	0.55%	0.52%	0.51%	0.54%
Ratio of expenses to average net assets exclusive of foreign taxes	0.53%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.71%	3.18%	2.60%	2.17%	1.95%
Portfolio turnover rate[c]	6%	6%	10%	6%	10%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Germany Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$20.86	$27.55	$32.18	$23.68	$19.08

Income from investment operations:
Net investment income[a]	0.38	0.58	0.88	0.68	0.57
Net realized and unrealized gain (loss)[b]	(1.49)	(6.65)	(3.84)	8.33	4.15

Total from investment operations	(1.11)	(6.07)	(2.96)	9.01	4.72

Less distributions from:
Net investment income	(0.30)	(0.62)	(1.67)	(0.51)	(0.12)

Total distributions	(0.30)	(0.62)	(1.67)	(0.51)	(0.12)

Net asset value, end of year	$19.45	$20.86	$27.55	$32.18	$23.68

Total return	(5.35)%	(21.62)%	(9.81)%	38.47%	24.82%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,487,881	$619,638	$669,452	$1,641,245	$802,795
Ratio of expenses to average net assets	0.53%	0.55%	0.52%	0.51%	0.54%
Ratio of net investment income to average net assets	1.80%	3.18%	2.72%	2.32%	2.62%
Portfolio turnover rate[c]	5%	15%	11%	4%	12%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Italy Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$19.05	$25.04	$33.82	$30.48	$25.77

Income from investment operations:
Net investment income[a]	0.39	0.47	1.53	1.35	1.07
Net realized and unrealized gain (loss)[b]	(3.99)	(5.82)	(7.71)	2.66	4.15

Total from investment operations	(3.60)	(5.35)	(6.18)	4.01	5.22

Less distributions from:
Net investment income	(0.44)	(0.64)	(2.60)	(0.67)	(0.51)
Return of capital	(0.01)	–	–	–	–

Total distributions	(0.45)	(0.64)	(2.60)	(0.67)	(0.51)

Net asset value, end of year	$15.00	$19.05	$25.04	$33.82	$30.48

Total return	(19.11)%	(20.78)%	(19.43)%	13.20%	20.61%

Ratios/Supplemental data:
Net assets, end of year (000s)	$76,500	$125,716	$244,154	$172,495	$146,324
Ratio of expenses to average net assets	0.54%	0.59%	0.52%	0.52%	0.54%
Ratio of expenses to average net assets exclusive of foreign taxes	n/a	0.55%	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.17%	2.85%	5.06%	4.02%	3.87%
Portfolio turnover rate[c]	12%	18%	29%	16%	15%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Netherlands Investable Market Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$18.52	$24.38	$29.75	$24.17	$19.10

Income from investment operations:
Net investment income[a]	0.45	0.35	1.10	0.98	0.60
Net realized and unrealized gain (loss)[b]	(0.70)	(5.55)	(4.68)	5.05	4.95

Total from investment operations	(0.25)	(5.20)	(3.58)	6.03	5.55

Less distributions from:
Net investment income	(0.38)	(0.66)	(1.79)	(0.45)	(0.48)

Total distributions	(0.38)	(0.66)	(1.79)	(0.45)	(0.48)

Net asset value, end of year	$17.89	$18.52	$24.38	$29.75	$24.17

Total return	(1.44)%	(20.59)%	(12.67)%	25.22%	29.53%

Ratios/Supplemental data:
Net assets, end of year (000s)	$147,611	$83,351	$209,653	$251,354	$109,991
Ratio of expenses to average net assets	0.53%	0.55%	0.52%	0.51%	0.54%
Ratio of net investment income to average net assets	2.31%	2.24%	3.86%	3.50%	2.78%
Portfolio turnover rate[c]	9%	15%	26%	8%	17%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Spain Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$47.65	$50.41	$58.06	$44.81	$35.70

Income from investment operations:
Net investment income[a]	1.64	1.75	1.98	1.30	1.07
Net realized and unrealized gain (loss)[b]	(10.01)	(2.14)	(7.33)	12.33	8.78

Total from investment operations	(8.37)	(0.39)	(5.35)	13.63	9.85

Less distributions from:
Net investment income	(2.26)	(2.37)	(2.30)	(0.38)	(0.74)

Total distributions	(2.26)	(2.37)	(2.30)	(0.38)	(0.74)

Net asset value, end of year	$37.02	$47.65	$50.41	$58.06	$44.81

Total return	(17.91)%	0.64%	(9.76)%	30.47%	28.09%

Ratios/Supplemental data:
Net assets, end of year (000s)	$194,362	$278,734	$321,349	$522,556	$178,130
Ratio of expenses to average net assets	0.54%	0.56%	0.52%	0.51%	0.54%
Ratio of net investment income to average net assets	3.72%	4.70%	3.28%	2.36%	2.67%
Portfolio turnover rate[c]	9%	19%	22%	12%	6%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Sweden Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$22.86	$24.48	$34.57	$25.88	$21.58

Income from investment operations:
Net investment income[a]	0.48	0.40	0.91	1.15	0.76
Net realized and unrealized gain (loss)[b]	1.73	(1.56)	(8.63)	7.88	3.96

Total from investment operations	2.21	(1.16)	(7.72)	9.03	4.72

Less distributions from:
Net investment income	(0.61)	(0.46)	(2.37)	(0.34)	(0.42)

Total distributions	(0.61)	(0.46)	(2.37)	(0.34)	(0.42)

Net asset value, end of year	$24.46	$22.86	$24.48	$34.57	$25.88

Total return	9.70%	(4.04)%	(23.16)%	35.01%	22.16%

Ratios/Supplemental data:
Net assets, end of year (000s)	$249,491	$190,333	$227,654	$573,026	$151,427
Ratio of expenses to average net assets	0.53%	0.55%	0.51%	0.51%	0.54%
Ratio of net investment income to average net assets	1.97%	2.34%	2.91%	3.42%	3.13%
Portfolio turnover rate[c]	10%	9%	17%	7%	14%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

88	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Switzerland Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$20.71	$23.09	$25.78	$22.49	$17.63

Income from investment operations:
Net investment income[a]	0.39	0.25	0.49	0.36	0.27
Net realized and unrealized gain (loss)[b]	0.90	(2.30)	(2.51)	3.12	4.71

Total from investment operations	1.29	(2.05)	(2.02)	3.48	4.98

Less distributions from:
Net investment income	(0.36)	(0.33)	(0.67)	(0.19)	(0.12)

Total distributions	(0.36)	(0.33)	(0.67)	(0.19)	(0.12)

Net asset value, end of year	$21.64	$20.71	$23.09	$25.78	$22.49

Total return	6.35%	(8.63)%	(7.97)%	15.53%	28.36%

Ratios/Supplemental data:
Net assets, end of year (000s)	$405,755	$271,855	$366,525	$318,998	$188,319
Ratio of expenses to average net assets	0.53%	0.56%	0.52%	0.51%	0.54%
Ratio of net investment income to average net assets	1.80%	1.42%	1.93%	1.42%	1.34%
Portfolio turnover rate[c]	7%	16%	11%	5%	11%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$15.02	$19.35	$24.73	$21.92	$18.74

Income from investment operations:
Net investment income[a]	0.46	0.50	0.83	0.84	0.97
Net realized and unrealized gain (loss)[b]	(0.03)	(4.26)	(4.89)	2.78	2.79

Total from investment operations	0.43	(3.76)	(4.06)	3.62	3.76

Less distributions from:
Net investment income	(0.44)	(0.57)	(1.32)	(0.81)	(0.58)

Total distributions	(0.44)	(0.57)	(1.32)	(0.81)	(0.58)

Net asset value, end of year	$15.01	$15.02	$19.35	$24.73	$21.92

Total return	2.87%	(18.68)%	(17.16)%	16.77%	20.61%

Ratios/Supplemental data:
Net assets, end of year (000s)	$930,412	$739,124	$882,502	$1,127,738	$872,409
Ratio of expenses to average net assets	0.53%	0.55%	0.52%	0.51%	0.54%
Ratio of net investment income to average net assets	2.98%	3.90%	3.64%	3.51%	4.81%
Portfolio turnover rate[c]	7%	11%	14%	8%	10%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

90	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the iShares MSCI Austria Investable Market, iShares MSCI Belgium Investable Market, iShares MSCI Emerging Markets Eastern Europe, iShares MSCI EMU, iShares MSCI France, iShares MSCI Germany, iShares MSCI Italy, iShares MSCI Netherlands Investable Market, iShares MSCI Spain, iShares MSCI Sweden, iShares MSCI Switzerland and iShares MSCI United Kingdom Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded equity securities in a particular market, as measured by that market’s equity securities index compiled by MSCI Inc. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund invests in the securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® , INC.

liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

92	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of August 31, 2010, the value of each of the Funds’ investments was classified as a Level 1 Price. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are disclosed in their Statements of Operations. Foreign taxes payable as of August 31, 2010, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are generally declared and paid semi-annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® , INC.

a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of August 31, 2010, the tax year-end of the Funds, the components of net accumulated losses on a tax basis were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Unrealized Depreciation	Capital and Other Losses	Net Accumulated Losses
Austria Investable Market	$202,354	$(76,981,933)	$(49,601,809)	$(126,381,388)
Belgium Investable Market	93,113	(29,103,344)	(34,526,181)	(63,536,412)
Emerging Markets Eastern Europe	39,362	(265,368)	(203,486)	(429,492)
EMU	784,220	(428,900,694)	(119,886,313)	(548,002,787)
France	346,683	(131,148,544)	(16,041,191)	(146,843,052)
Germany	–	(301,606,472)	(98,264,188)	(399,870,660)
Italy	–	(64,858,953)	(32,201,593)	(97,060,546)
Netherlands Investable Market	396,443	(49,808,593)	(36,329,880)	(85,742,030)
Spain	1,355,500	(103,141,330)	(30,123,571)	(131,909,401)
Sweden	–	(56,105,341)	(30,451,621)	(86,556,962)
Switzerland	–	(31,277,705)	(35,883,383)	(67,161,088)
United Kingdom	5,263,710	(257,622,146)	(81,853,815)	(334,212,251)

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 were as follows:

iShares MSCI Index Fund	2010	2009

Austria Investable Market
Distributions paid from: Ordinary income	$5,965,890	$4,361,827

Total Distributions	$5,965,890	$4,361,827

Belgium Investable Market
Distributions paid from: Ordinary income	$1,145,981	$1,992,257

Total Distributions	$1,145,981	$1,992,257

Emerging Markets Eastern Europe[a]
Distributions paid from: Ordinary income	$69,192	$–

Total Distributions	$69,192	$–

EMU
Distributions paid from: Ordinary income	$21,378,328	$28,747,455

Total Distributions	$21,378,328	$28,747,455

94	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

iShares MSCI Index Fund	2010	2009

France
Distributions paid from: Ordinary income	$8,068,942	$6,641,215

Total Distributions	$8,068,942	$6,641,215

Germany
Distributions paid from: Ordinary income	$20,484,235	$14,693,409

Total Distributions	$20,484,235	$14,693,409

Italy
Distributions paid from: Ordinary income	$3,028,440	$3,732,985
Return of capital	96,798	–

Total Distributions	$3,125,238	$3,732,985

Netherlands Investable Market
Distributions paid from: Ordinary income	$2,418,715	$4,230,257

Total Distributions	$2,418,715	$4,230,257

Spain
Distributions paid from: Ordinary income	$11,300,415	$13,662,798

Total Distributions	$11,300,415	$13,662,798

Sweden
Distributions paid from: Ordinary income	$4,773,557	$3,282,327

Total Distributions	$4,773,557	$3,282,327

Switzerland
Distributions paid from: Ordinary income	$6,459,032	$4,322,291

Total Distributions	$6,459,032	$4,322,291

United Kingdom
Distributions paid from: Ordinary income	$27,007,036	$25,389,028

Total Distributions	$27,007,036	$25,389,028

[a]	Commencement of operations on September 30, 2009.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® , INC.

account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2010.

From November 1, 2009 to August 31, 2010, the Funds incurred net realized capital and net foreign currency losses. As permitted by tax regulations, the Funds have elected to defer those losses and treat them as arising in the year ending August 31, 2011, as follows:

iShares MSCI Index Fund	Deferred Net Realized Capital/Net Foreign Currency Losses
Austria Investable Market	$12,232,287
Belgium Investable Market	15,720,926
Emerging Markets Eastern Europe	203,486
EMU	22,672,960
France	2,492,526
Germany	17,992,610

iShares MSCI Index Fund	Deferred Net Realized Capital/Net Foreign Currency Losses
Italy	$8,898,333
Netherlands Investable Market	2,287,033
Spain	8,060,301
Sweden	5,346,672
Switzerland	6,954,489
United Kingdom	22,590,373

Certain Funds had tax basis net capital loss carryforwards as of August 31, 2010, the tax year-end of the Funds, as follows:

iShares MSCI Index Fund	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Total
Austria Investable Market	$370,948	$855,364	$–	$–	$9,795,917	$2,587,916	$7,102,366	$16,657,011	$37,369,522
Belgium Investable Market	117,767	175,781	33,969	–	–	1,698,444	5,953,120	10,826,174	18,805,255
EMU	–	659,648	1,873,963	–	–	–	26,644,200	68,035,542	97,213,353
France	236,944	2,400,550	–	–	158,472	335,795	3,408,374	7,008,530	13,548,665
Germany	5,469,732	8,656,712	2,241,687	–	4,227,713	3,394,735	27,790,050	28,490,949	80,271,578
Italy	848,408	541,980	527,327	–	–	472,268	2,743,650	18,169,627	23,303,260
Netherlands Investable Market	1,497,810	2,481,175	129,137	403,525	260,715	1,195,162	5,819,153	22,256,170	34,042,847
Spain	–	995,671	–	–	–	–	5,946,927	15,120,672	22,063,270
Sweden	1,577,551	1,149,514	–	107,613	–	100,015	13,686,746	8,483,510	25,104,949
Switzerland	1,018,305	2,149,171	354,252	–	–	–	2,837,786	22,569,380	28,928,894
United Kingdom	6,448,554	4,272,059	1,517,783	7,063,063	–	261,754	16,140,312	23,559,917	59,263,442

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Each Fund reclassifies at the end of its tax year certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

96	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

As of August 31, 2010, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Austria Investable Market	$186,784,239	$32,946	$(76,848,918)	$(76,815,972)
Belgium Investable Market	87,507,195	1,543,102	(30,500,994)	(28,957,892)
Emerging Markets Eastern Europe	12,986,462	604,909	(870,275)	(265,366)
EMU	1,254,757,084	4,022,780	(432,846,092)	(428,823,312)
France	370,941,419	534,882	(131,684,014)	(131,149,132)
Germany	1,802,158,635	5,784,609	(307,411,052)	(301,626,443)
Italy	141,461,591	–	(64,857,246)	(64,857,246)
Netherlands Investable Market	197,240,515	384,649	(50,183,334)	(49,798,685)
Spain	307,995,211	85,874	(103,224,205)	(103,138,331)
Sweden	305,212,334	1,799,983	(57,909,661)	(56,109,678)
Switzerland	433,020,692	18,000,241	(49,498,348)	(31,498,107)
United Kingdom	1,182,758,321	21,531,110	(278,992,905)	(257,461,795)

Management has reviewed the tax positions as of August 31, 2010, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A., and certain affiliated companies to BlackRock, Inc. (“BlackRock,” and such sale, the “Transaction”). BTC is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Under the 1940 Act, upon completion of the Transaction on December 1, 2009, each Fund’s investment advisory agreement with BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, was automatically terminated. The Board and shareholders of the Funds approved a new investment advisory agreement with BFA. The investment advisory fee rates and expense arrangements for the Funds remained the same after the Transaction.

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for all expenses (“Covered Expenses”) of the Company, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® , INC.

For its investment advisory services to the Funds except for the iShares MSCI Emerging Markets Eastern Europe Index Fund, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Funds and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

For its investment advisory services to the iShares MSCI Emerging Markets Eastern Europe Index Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended August 31, 2010, BTC earned securities lending agent fees from the Funds as follows:

iShares MSCI Index Fund	Securities Lending Agent Fees
Austria Investable Market	$220,506
Belgium Investable Market	5,212
Emerging Markets Eastern Europe	471
EMU	99,681
France	8,039
Germany	214,080

iShares MSCI Index Fund	Securities Lending Agent Fees
Italy	$3,285
Netherlands Investable Market	10,618
Spain	170,209
Sweden	11,775
Switzerland	36
United Kingdom	5,521

Cross trades for the year ended August 31, 2010, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statements of Operations.

98	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

Investments in issuers considered to be an affiliate of the iShares MSCI United Kingdom Index Fund (excluding short-term investments) for the period September 1, 2009 to November 30, 2009, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Period (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held as of 11/30/09 (in 000s)	Value as of 11/30/09	Dividend Income	Net Realized Gain
Barclays PLC	4,025	1,003	(313)	4,715	$22,623,237	$77,129	$1,499,143

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2010 were as follows:

iShares MSCI Index Fund	Purchases	Sales
Austria Investable Market	$16,165,103	$18,466,596
Belgium Investable Market	11,942,900	14,424,982
Emerging Markets Eastern Europe	1,928,669	1,352,696
EMU	41,888,618	50,699,640
France	18,523,104	18,241,799
Germany	52,800,271	53,096,566
Italy	16,429,720	13,824,265
Netherlands Investable Market	10,214,648	10,521,153
Spain	21,766,008	25,174,045
Sweden	20,959,384	22,469,890
Switzerland	39,636,633	24,015,246
United Kingdom	67,198,810	62,580,461

In-kind transactions (see Note 4) for the year ended August 31, 2010 were as follows:

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
Austria Investable Market	$152,292,545	$176,706,123
Belgium Investable Market	116,411,746	112,323,126
Emerging Markets Eastern Europe	12,601,421	–
EMU	609,833,394	409,464,082
France	357,089,602	253,073,419
Germany	1,385,028,404	425,014,375
Italy	79,952,382	108,961,556
Netherlands Investable Market	93,755,141	20,741,603

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements (Continued)

iSHARES® , INC.

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
Spain	$183,636,556	$208,666,374
Sweden	136,448,607	82,401,394
Switzerland	132,886,475	26,383,926
United Kingdom	345,937,583	143,394,085

4. CAPITAL SHARE TRANSACTIONS

The Company issues and redeems capital shares of each Fund only in aggregations of a specified number of shares (each, a “Creation Unit”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the corresponding MSCI Index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statements of Assets and Liabilities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of August 31, 2010, certain Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of August 31, 2010 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

100	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, each a portfolio of the iShares MSCI Series (the “Funds”) at August 31, 2010, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	101

Tax Information (Unaudited)

iSHARES® , INC.

For corporate shareholders, 1.33% of the income dividends paid by the iShares MSCI Switzerland Index Fund during the fiscal year ended August 31, 2010 qualified for the dividends-received deduction.

For the fiscal year ended August 31, 2010, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
Austria Investable Market	$4,312,007	$469,813
Belgium Investable Market	1,742,027	231,540
Emerging Markets Eastern Europe	197,505	27,420
EMU	27,227,140	3,723,541
France	11,129,040	1,572,116
Germany	26,994,361	3,448,041
Italy	3,689,266	533,847
Netherlands Investable Market	3,732,476	557,122
Spain	11,627,212	1,536,283
Sweden	6,074,636	906,885
Switzerland	9,581,811	1,870,010
United Kingdom	33,125,016	417,186

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2010:

iShares MSCI Index Fund	Qualified Dividend Income
Austria Investable Market	$3,011,360
Belgium Investable Market	1,145,981
Emerging Markets Eastern Europe	69,192
EMU	21,378,328
France	8,068,942
Germany	20,484,235

iShares MSCI Index Fund	Qualified Dividend Income
Italy	$3,028,440
Netherlands Investable Market	2,418,715
Spain	11,091,843
Sweden	4,773,557
Switzerland	6,459,032
United Kingdom	27,007,036

Under Section 871(k)(2)(C) of the Code, the iShares MSCI Emerging Markets Eastern Europe Index Fund designates $4,842 as short-term capital gain dividends for the fiscal year ended August 31, 2010.

In February 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2010. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

102	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® , INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares MSCI Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Emerging Markets Eastern Europe	$0.12870	$0.00968	$–	$0.13838	93%	7%	–%	100%

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Austria Investable Market Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	5	0.36%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	20	1.45
Greater than 1.0% and Less than 1.5%	75	5.43
Greater than 0.5% and Less than 1.0%	192	13.89
Between 0.5% and –0.5%	750	54.28
Less than –0.5% and Greater than –1.0%	158	11.43
Less than –1.0% and Greater than –1.5%	79	5.72
Less than –1.5% and Greater than –2.0%	30	2.17
Less than –2.0% and Greater than –2.5%	22	1.59
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –3.5% and Greater than –4.0%	5	0.36
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5%	5	0.36

	1,382	100.00%

104	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Belgium Investable Market Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	3	0.22%
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	61	4.41
Greater than 0.5% and Less than 1.0%	190	13.75
Between 0.5% and –0.5%	822	59.49
Less than –0.5% and Greater than –1.0%	149	10.78
Less than –1.0% and Greater than –1.5%	59	4.27
Less than –1.5% and Greater than –2.0%	26	1.88
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0%	5	0.36

	1,382	100.00%

iShares MSCI Emerging Markets Eastern Europe Index Fund

Period Covered: October 1, 2009 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.53%
Greater than 2.5% and Less than 3.0%	1	0.53
Greater than 2.0% and Less than 2.5%	1	0.53
Greater than 1.5% and Less than 2.0%	13	6.95
Greater than 1.0% and Less than 1.5%	19	10.16
Greater than 0.5% and Less than 1.0%	56	29.95
Between 0.5% and –0.5%	65	34.78
Less than –0.5% and Greater than –1.0%	12	6.42
Less than –1.0% and Greater than –1.5%	8	4.28
Less than –1.5% and Greater than –2.0%	6	3.21
Less than –2.0% and Greater than –2.5%	3	1.60
Less than –2.5% and Greater than –3.0%	1	0.53
Less than –3.0% and Greater than –3.5%	1	0.53

	187	100.00%

SUPPLEMENTAL INFORMATION	105

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI EMU Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	12	0.87%
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	25	1.81
Greater than 1.0% and Less than 1.5%	54	3.91
Greater than 0.5% and Less than 1.0%	198	14.33
Between 0.5% and –0.5%	840	60.79
Less than –0.5% and Greater than –1.0%	133	9.62
Less than –1.0% and Greater than –1.5%	57	4.12
Less than –1.5% and Greater than –2.0%	22	1.59
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0%	2	0.14

	1,382	100.00%

106	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI France Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	4	0.29%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	24	1.74
Greater than 1.0% and Less than 1.5%	57	4.12
Greater than 0.5% and Less than 1.0%	168	12.16
Between 0.5% and –0.5%	891	64.49
Less than –0.5% and Greater than –1.0%	115	8.32
Less than –1.0% and Greater than –1.5%	52	3.76
Less than –1.5% and Greater than –2.0%	24	1.74
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	8	0.58
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0% and Greater than –5.5%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	107

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Germany Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	6	0.43%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	13	0.94
Greater than 1.0% and Less than 1.5%	61	4.41
Greater than 0.5% and Less than 1.0%	169	12.23
Between 0.5% and –0.5%	892	64.57
Less than –0.5% and Greater than –1.0%	129	9.33
Less than –1.0% and Greater than –1.5%	54	3.91
Less than –1.5% and Greater than –2.0%	12	0.87
Less than –2.0% and Greater than –2.5%	11	0.80
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	2	0.14

	1,382	100.00%

108	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Italy Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	2	0.14%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	3	0.22
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	23	1.66
Greater than 1.0% and Less than 1.5%	67	4.85
Greater than 0.5% and Less than 1.0%	149	10.78
Between 0.5% and –0.5%	873	63.19
Less than –0.5% and Greater than –1.0%	134	9.70
Less than –1.0% and Greater than –1.5%	56	4.05
Less than –1.5% and Greater than –2.0%	21	1.52
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	4	0.29
Less than –4.5%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	109

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Netherlands Investable Market Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	3	0.22%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	59	4.27
Greater than 0.5% and Less than 1.0%	203	14.69
Between 0.5% and –0.5%	826	59.79
Less than –0.5% and Greater than –1.0%	137	9.91
Less than –1.0% and Greater than –1.5%	60	4.34
Less than –1.5% and Greater than –2.0%	21	1.52
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	6	0.43
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5%	3	0.22

	1,382	100.00%

110	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Spain Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	10	0.72%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	20	1.45
Greater than 1.0% and Less than 1.5%	59	4.27
Greater than 0.5% and Less than 1.0%	161	11.65
Between 0.5% and –0.5%	853	61.73
Less than –0.5% and Greater than –1.0%	156	11.29
Less than –1.0% and Greater than –1.5%	54	3.91
Less than –1.5% and Greater than –2.0%	23	1.66
Less than –2.0% and Greater than –2.5%	11	0.80
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	111

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Sweden Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.22%
Greater than 5.5% and Less than 6.0%	2	0.14
Greater than 5.0% and Less than 5.5%	3	0.22
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	9	0.65
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	30	2.17
Greater than 1.0% and Less than 1.5%	76	5.50
Greater than 0.5% and Less than 1.0%	204	14.76
Between 0.5% and –0.5%	738	53.41
Less than –0.5% and Greater than –1.0%	146	10.56
Less than –1.0% and Greater than –1.5%	71	5.14
Less than –1.5% and Greater than –2.0%	34	2.46
Less than –2.0% and Greater than –2.5%	16	1.16
Less than –2.5% and Greater than –3.0%	9	0.65
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5% and Greater than –6.0%	1	0.07
Less than –6.0%	1	0.07

	1,382	100.00%

112	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Switzerland Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	6	0.43%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	59	4.27
Greater than 0.5% and Less than 1.0%	247	17.87
Between 0.5% and –0.5%	847	61.30
Less than –0.5% and Greater than –1.0%	103	7.45
Less than –1.0% and Greater than –1.5%	45	3.26
Less than –1.5% and Greater than –2.0%	15	1.09
Less than –2.0% and Greater than –2.5%	14	1.01
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0%	6	0.43

	1,382	100.00%

SUPPLEMENTAL INFORMATION	113

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI United Kingdom Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	14	1.01%
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	37	2.68
Greater than 1.0% and Less than 1.5%	122	8.83
Greater than 0.5% and Less than 1.0%	316	22.87
Between 0.5% and –0.5%	686	49.64
Less than –0.5% and Greater than –1.0%	111	8.03
Less than –1.0% and Greater than –1.5%	39	2.82
Less than –1.5% and Greater than –2.0%	20	1.45
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0%	1	0.07

	1,382	100.00%

114	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares, Inc., iShares Trust, BlackRock Funds III (formerly, Barclays Global Investors Funds) and Master Investment Portfolio, each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and, as a result, oversees a total of 214 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (53)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); Chairman, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Director (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Trustee of iShares Trust (since 2010).

a	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
b	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	115

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (71)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2002); Independent Chairman of iShares Trust (since 2010); Director of Continental Airlines Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

Darrell Duffie (56)	Director (since 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Trustee of iShares Trust (since 2008); Director of Moody’s Corp. (since 2008).

Cecilia H. Herbert (61)	Director (since 2005).	Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School; Chair of Investment Committee, Archdiocese of San Francisco (1994-2005).	Trustee of iShares Trust (since 2005); Director, Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (67)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005).

John E. Martinez (49)	Director (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Trustee of iShares Trust (since 2003); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).

116	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

Robert H. Silver (55)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007).

DIRECTOR AND OFFICER INFORMATION	117

Director and Officer Information (Unaudited) (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (53)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002- 2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (43)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (47)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (45)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

118	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	119

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares Russell Domestic Index Funds	Trading Symbol
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC

iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS

iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL

iShares Dow Jones Domestic Index Fund
iShares Dow Jones U.S.	IYY

iShares MSCI Domestic Index Fund
iShares MSCI USA	EUSA

iShares MSCI Socially Responsible Index Funds
iShares MSCI KLD 400 Social	DSI
iShares MSCI USA ESG Select Social	KLD

iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

iShares Domestic Specialty Index Funds	Trading Symbol
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY

iShares North American Sector/Subsector Index Funds
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia
Networking	IGN
iShares S&P North American Technology-
Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE

iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU

iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration &
Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB

iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL

iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

120	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

iShares International Country Index Funds	Trading Symbol
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Brazil Small Cap	EWZS
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI China Small Cap	ECNS
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares S&P India Nifty 50	INDY
iShares MSCI Indonesia Investable Market	EIDO
iShares MSCI Ireland Capped Investable Market	EIRL
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI New Zealand Investable Market	ENZL
iShares MSCI All Peru Capped	EPU
iShares MSCI Philippines Investable Market	EPHE
iShares MSCI Poland Investable Market	EPOL
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU

iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF

iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed
Real Estate ex-U.S.	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

iShares Target Date Index Funds	Trading Symbol
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV

iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK

iShares International/Global Sector Index Funds
iShares MSCI ACWI ex US Consumer Discretionary Sector	AXDI
iShares MSCI ACWI ex US Consumer Staples Sector	AXSL
iShares MSCI ACWI ex US Energy Sector	AXEN
iShares MSCI ACWI ex US Financials Sector	AXFN
iShares MSCI ACWI ex US Health Care Sector	AXHE
iShares MSCI ACWI ex US Industrials Sector	AXID
iShares MSCI ACWI ex US Information Technology
Sector	AXIT
iShares MSCI ACWI ex US Materials Sector	AXMT
iShares MSCI ACWI ex US Telecommunication Services
Sector	AXTE
iShares MSCI ACWI ex US Utilities Sector	AXUT
iShares MSCI Emerging Markets Financials Sector	EMFN
iShares MSCI Emerging Markets Materials Sector	EMMT
iShares MSCI Europe Financials Sector	EUFN
iShares MSCI Far East Financials Sector	FEFN
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI

iShares International/Global Theme Based and Specialty Index Funds
iShares Dow Jones International Select Dividend	IDV
iShares S&P Emerging Markets Infrastructure	EMIF
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD

iShares U.S. Multisector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI
iShares 10+ Year Government/Credit	GLJ

iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

THE iSHARES FAMILY OF FUNDS	121

The iShares® Family of Funds (Continued)

iShares U.S. Credit Bond Funds	Trading Symbol
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares 10+ Year Credit	CLY
iShares iBoxx $ High Yield Corporate	HYG

iShares AMT-Free Municipal Bond Funds	Trading Symbol
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF
iShares 2012 S&P AMT-Free Municipal Series	MUAA
iShares 2013 S&P AMT-Free Municipal Series	MUAB
iShares 2014 S&P AMT-Free Municipal Series	MUAC
iShares 2015 S&P AMT-Free Municipal Series	MUAD
iShares 2016 S&P AMT-Free Municipal Series	MUAE
iShares 2017 S&P AMT-Free Municipal Series	MUAF

iShares U.S. Securitized Bond Fund
iShares Barclays MBS	MBB

iShares International Bond Funds
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

The iShares Funds that are registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 as iShares, Inc. and iShares Trust (“Funds”) are distributed in the U.S. by SEI Investments Distribution Co. (“SEI”). iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. The Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, JPMorgan Chase & Co., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Russell Investment Group or Standard & Poor’s, nor are they sponsored, endorsed or issued by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Developed Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2010 Annual Report.

iS-3594-1010

122	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

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Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

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Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a monthly basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2010 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-82-0810

2010 ANNUAL REPORT TO SHAREHOLDERS

iSHARES® MSCI SERIES

AUGUST 31, 2010

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See inside back cover for details.

iShares MSCI Brazil Index Fund  |  EWZ  |  NYSE Arca

iShares MSCI BRIC Index Fund  |  BKF  |  NYSE Arca

iShares MSCI Canada Index Fund  |  EWC  |  NYSE Arca

iShares MSCI Chile Investable Market Index Fund  |  ECH  |  NYSE Arca

iShares MSCI Israel Capped Investable Market Index Fund  |  EIS  |  NYSE Arca

iShares MSCI Mexico Investable Market Index Fund  |  EWW  |  NYSE Arca

iShares MSCI South Africa Index Fund  |  EZA  |  NYSE Arca

iShares MSCI Turkey Investable Market Index Fund  |  TUR  |  NYSE Arca

iShares MSCI USA Index Fund  |  EUSA  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
21.12%	20.64%	21.16%	22.92%	22.83%	23.97%	16.41%	16.10%	18.35%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
21.12%	20.64%	21.16%	180.63%	179.59%	192.86%	356.82%	344.96%	439.21%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector*	Percentage of Net Assets
Basic Materials	25.16%

Financial	24.91

Energy	19.68

Consumer Non-Cyclical	11.16

Utilities	5.61

Diversified	4.30

Communications	3.32

Consumer Cyclical	2.54

Industrial	2.28

Short-Term and Other Net Assets	1.04

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Vale SA Class A Preferred	9.29%

Itau Unibanco Holding
SA Preferred	9.21

Petroleo Brasileiro SA Preferred	9.11

Petroleo Brasileiro SA	7.53

Vale SA SP ADR	6.78

Banco Bradesco SA Preferred	4.79

Itausa – Investimentos Itau
SA Preferred	3.32

Companhia de Bebidas das
Americas Preferred	3.23

OGX Petroleo e Gas
Participacoes SA	3.04

BM&F Bovespa SA	2.81

TOTAL	59.11%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI Brazil Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Brazilian market, as measured by the MSCI Brazil IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 21.12%, while the total return for the Index was 21.16%.

As represented by the Index, the Brazilian stock market advanced for the reporting period. Much of the Index’s advance occurred early in the reporting period as investors grew increasingly confident about a robust global economic recovery after the sharp downturn in late 2008 and early 2009. Many developed countries around the world returned to positive GDP growth in the latter half of 2009 after several quarters of economic contraction. As a result, rising global demand for energy and other commodities – which comprise two-thirds of Brazil’s exports – provided a lift to South America’s largest economy. For the 12 months ended June 30, 2010, Brazil’s GDP grew by 8.8%, surpassing expectations. Despite the strong GDP growth rate, inflation in Brazil rose by 4.5% for the reporting period, low by historical standards and in line with the Brazilian central bank’s inflation target. To help keep inflation in check, the central bank embarked on a series of interest rate hikes in mid-2010, raising short-term rates from a record low of 8.75% to 10.75% between April and July.

Healthy economic growth provided a strong boost to Brazil’s stock market; the Index rallied by more than 40% during the first three months of the reporting period. However, after peaking in late 2009, the Index gave back some ground over the remaining months of the reporting period. A sovereign debt crisis in Greece spread to other European countries facing sizable budget shortfalls, and with memories of the 2008 credit crisis still fresh, these fiscal problems led to a significant flight to quality as investors fled riskier markets. In addition, evidence of a slowdown in the pace of economic recovery in many developed countries led to concerns that Brazilian exports would weaken.

Financial and basic materials companies comprised just over half of the Fund and were the sectors that contributed the most to performance while consumer stocks contributed more modestly to Fund returns. Energy holdings were the weakest component of the Fund.

2	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

Eight of the Fund’s ten largest holdings as of August 31, 2010 advanced for the reporting period. The top contributor was energy exploration and production company OGX Petroleo e Gas Participacoes SA, returning triple-digits. Beverage maker Companhia de Bebidas das Americas Preferred (known more commonly as AmBev) and investment holding company Itausa – Investimentos Itau SA Preferred were also strong performers. The only two stocks among the top ten holdings to decline for the reporting period were the common and preferred shares of energy producer Petroleo Brasileiro SA.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance

iSHARES® MSCI BRIC INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/10			Inception to 8/31/10			Inception to 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.95%	17.13%	16.73%	(8.07)%	(7.93)%	(8.30)%	(21.04)%	(20.69)%	(21.55)%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculated market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

4	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRIC INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Financial	29.38%

Energy	23.65

Basic Materials	12.20

Communications	8.75

Consumer Non-Cyclical	7.85

Technology	5.12

Industrial	3.92

Consumer Cyclical	3.26

Diversified	3.01

Utilities	2.37

Short-Term and Other Net Assets	0.49

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
China Mobile Ltd. (China)	4.03%

OAO Gazprom SP ADR (Russia)	3.54

Vale SA Class A Preferred (Brazil)	3.30

Petroleo Brasileiro SA
Preferred (Brazil)	3.18

Infosys Technologies Ltd. SP
ADR (India)	3.02

Itau Unibanco Holding SA
Preferred (Brazil)	3.01

Reliance Industries Ltd. SP
GDR (India)	2.89

HDFC Bank Ltd. SP ADR (India)	2.72

Petroleo Brasileiro SA (Brazil)	2.59

Vale SA (Brazil)	2.36

TOTAL	30.64%

The iShares MSCI BRIC Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI BRIC IndexSM (the “Index”). The Index is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance in Brazil, Russia, India and China (“BRIC”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 15.95%, while the total return for the Index was 16.73%.

As represented by the Index, the stock markets in the BRIC countries (Brazil, Russia, India, and China) posted double-digit gains, as a group, for the reporting period. Much of the Index’s advance occurred during the first half of the period as investors grew increasingly confident about a robust global economic recovery after the sharp downturn in late 2008 and early 2009. As many developed countries around the world returned to positive GDP growth in the latter half of 2009, rising global demand for exports provided a lift to many emerging economies, including the four countries represented in the Index. In particular, Brazil and Russia benefited from growing demand for energy and commodities, which helped their economies grow by 8.8% and 5.2%, respectively, for the 12 months ended June 30, 2010. Strength in agricultural and industrial exports helped India’s GDP grow by 8.8% for the same 12-month period. Although China’s GDP expanded by 10.3% over the same period – fastest among the four BRIC countries – this represented a slowdown in year-over-year growth from the prior two quarters.

Thanks to the improving economic environment, the Index rallied by more than 30% in the first seven months of the reporting period. However, after peaking in early April 2010, the Index gave back some ground over the last several months of the period as market conditions grew increasingly volatile. A sovereign debt crisis in Greece spread to other European countries facing sizable budget shortfalls, and with memories of the 2008 credit crisis still fresh, these fiscal problems led to a significant flight to quality as investors fled riskier markets. In addition, evidence of a slowdown in the pace of economic recovery in many developed countries led to concerns that exports in BRIC countries and other emerging markets would weaken.

Three of the four markets represented in the Index – Brazil, Russia, and India – generated returns of just over 20% for the reporting period, based on MSCI country indexes. In contrast, China (the largest country weighting in the Index) returned 9% for the reporting period, reflecting evidence of a slowdown in economic activity. In addition, China’s economy remained resilient through the severe global

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRIC INDEX FUND

economic downturn in late 2008 and early 2009, and its stock market also held up well during that time. As a result, the Chinese market did not experience as sharp of a rebound as the other three markets did when global economic activity began to recover.

Seven of the Fund’s ten largest holdings as of August 31, 2010 advanced for the reporting period. The best performers were Brazilian firms Vale SA, a metals and mining company, and Itau Unibanco Holding SA, as well as Indian firms Infosys Technologies Ltd., a technology services firm, and commercial bank HDFC Bank Ltd. The only stocks among the top ten holdings to decline for the reporting period were energy companies – Indian energy conglomerate Reliance Industries Ltd. and Brazilian energy producer Petroleo Brasileiro SA.

6	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI CANADA INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
11.91%	11.39%	12.20%	6.72%	6.56%	6.97%	5.82%	5.80%	5.37%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
11.91%	11.39%	12.20%	38.45%	37.42%	40.08%	76.13%	75.72%	68.78%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CANADA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector*	Percentage of Net Assets
Financial	30.93%

Energy	24.58

Basic Materials	23.07

Industrial	5.68

Communications	4.97

Consumer Cyclical	3.00

Technology	2.56

Consumer Non-Cyclical	2.27

Diversified	1.67

Utilities	1.22

Short-Term and Other Net Assets	0.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Royal Bank of Canada	6.40%

Toronto-Dominion Bank (The)	5.54

Bank of Nova Scotia	4.64

Suncor Energy Inc.	4.45

Barrick Gold Corp.	4.35

Potash Corp. of Saskatchewan Inc.	4.11

Canadian Natural Resources Ltd.	3.30

Goldcorp Inc.	3.07

Bank of Montreal	2.91

Canadian National Railway Co.	2.70

TOTAL	41.47%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI Canada Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Canadian market, as measured by the MSCI Canada IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 11.91%, while the total return for the Index was 12.20%.

As represented by the Index, the Canadian stock market posted a double-digit gain for the reporting period. Much of the Index’s advance occurred during the first half of the period as investors grew increasingly confident about a robust global economic recovery after the sharp downturn in late 2008 and early 2009. As many developed countries around the world returned to positive GDP growth in the latter half of 2009, rising global demand for energy and other commodities – Canada is one of the few developed nations that is a net exporter of energy – provided a lift to the Canadian economy. For the 12-months ended June 30, 2010, Canadian GDP grew by 3.9%, while inflation remained at a modest 1% over the same period. Despite the benign inflationary environment, the Bank of Canada (the country’s central bank) raised short-term interest rates twice late in the period, its first rate hikes in three years.

Improving economic activity provided a boost to Canada’s stock market – the Index rallied by more than 20% during the first eight months of the reporting period. However, after peaking in April 2010, the Index gave back some ground over the last few months of the period as market conditions grew increasingly volatile. A sovereign debt crisis in Greece spread to other European countries facing sizable budget shortfalls, and with memories of the 2008 credit crisis still fresh, these fiscal problems led to a significant flight to quality. In addition, evidence of a slowdown in the pace of economic recovery in many developed countries – particularly in the U.S., by far Canada’s largest trading partner – led to concerns that Canadian exports would weaken.

8	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CANADA INDEX FUND

Basic materials companies provided the strongest contribution to performance. Financial and energy stocks, which were the largest sectors of the Fund, contributed more modestly to returns. Technology holdings did not fare as well, as the sector was the only one to detract from performance.

Nine of the Fund’s ten largest holdings as of August 31, 2010 advanced for the reporting period. By far, the top contributor was fertilizer producer Potash Corp. of Saskatchewan Inc. Other strong performers included gold producer Barrick Gold Corp. and railroad operator Canadian National Railway Co. The only decliner among the top ten holdings was Royal Bank of Canada.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/10			Inception to 8/31/10			Inception to 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
52.88%	54.09%	54.65%	13.66%	13.80%	14.06%	43.22%	43.73%	44.54%

Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/16/07), the NAV of the Fund is used as a proxy for the Market Price to calculated market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

10	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector*	Percentage of Net Assets
Utilities	24.76%

Basic Materials	18.70

Consumer Non-Cyclical	12.87

Consumer Cyclical	12.86

Diversified	12.77

Financial	10.92

Industrial	3.65

Communications	2.70

Technology	0.79

Short-Term and Other Net Assets	(0.02)

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Empresas Copec SA	12.77%

Enersis SA	9.26

Empresa Nacional de Electricidad SA	8.97

Cencosud SA	8.80

Empresas CMPC SA	8.24

Banco Santander (Chile) SA	4.98

LAN Airlines SA	4.92

CAP SA	4.90

Sociedad Quimica y Minera de Chile SA Series B	4.86

S.A.C.I. Falabella SA	4.12

TOTAL	71.82%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI Chile Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Chile Investable Market IndexSM (the “Index”). The Index is a free float-adjusted market capitalization index that is designed to measure broad based equity market performance in Chile. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 52.88%, while the total return for the Index was 54.65%.

As represented by the Index, the Chilean stock market posted strong gains for the reporting period. Chile’s equity market rallied steadily throughout the period as the country’s GDP grew at its fastest pace in five years. For the 12 months ended June 30, 2010, Chile’s GDP grew by 6.5%, after contracting by 4.5% during the prior 12-month period. The recovery in the Chilean economy was driven by robust demand for commodities and other exports as many developed countries around the world returned to positive GDP growth in the latter half of 2009 after several quarters of economic contraction. In particular, Chile is the world’s largest exporter of copper, and rising demand for the metal helped boost economic activity. State ownership of copper production and a government mandate to run a fiscal surplus enabled Chile to establish and support a sovereign wealth fund that is used to support the economy in lean times.

In late February, the Chilean economic recovery was disrupted by a massive earthquake that caused $30 billion in damage to the central-southern coastal area of the country. However, the reconstruction effort in the wake of the earthquake, led by the construction and transportation industries, was a key factor in getting the recovery back on track. Chile’s renewed recovery, which was in contrast to evidence of a broad slowdown in many developed economies, sparked concerns about rising inflation. The Chilean inflation rate was 2.6% as of August 2010, below the Chilean central bank’s 3% target rate, but higher than the 2% inflation rate for calendar year 2009. To head off this trend, Chile’s central bank raised short-term interest rates three times in the last three months of the reporting period, from 0.5% to 2.0%, removing some of its accommodative monetary policy at a measured pace.

All sectors within the Fund increased more than 20% for the reporting period with industrial, basic materials, financial and consumer stocks contributing the most.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

Each of the Fund’s ten largest holdings as of August 31, 2010 posted double-digit gains for the reporting period, with the top three performers returned triple-digit gains. Reflecting the robust returns of consumer stocks, the best contributor was diversified retailer Cencosud SA, followed by airline operator LAN Airlines SA and retailer S.A.C.I. Falabella SA. Banco Santander Chile SA, iron and steel firm CAP SA and forest products and paper company Empresas CMPC SA also had strong returns. Electric power producer Empresa Nacional de Electricidad SA and specialty minerals and chemicals producer Sociedad Quimica y Minera de Chile SA were the only stocks of the top ten holdings to return less than 30% for the reporting period.

12	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/10			Inception to 8/31/10			Inception to 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
8.57%	8.47%	9.62%	1.71%	1.71%	2.70%	4.21%	4.21%	6.69%

Total returns for the period since inception are calculated from the inception date of the Fund (3/26/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/28/08), the NAV of the Fund is used as a proxy for the Market Price to calculated market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector*	Percentage of Net Assets
Financial	29.30%

Consumer Non-Cyclical	27.79

Communications	15.26

Basic Materials	11.83

Industrial	5.23

Energy	3.93

Diversified	3.69

Technology	2.05

Consumer Cyclical	0.81

Short-Term and Other Net Assets	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Teva Pharmaceutical Industries Ltd.	23.10%

Israel Chemicals Ltd.	9.21

Bank Leumi le-Israel	7.92

Bank Hapoalim Ltd.	5.88

Bezeq The Israel Telecommunication Corp. Ltd.	4.80

NICE Systems Ltd.	3.15

Partner Communications Co. Ltd.	2.90

Israel Corp. Ltd. (The)	2.78

Cellcom Israel Ltd.	2.31

Elbit Systems Ltd.	2.28

TOTAL	64.33%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI Israel Capped Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Israel Capped Investable Market IndexSM (the “Index”). The Index is a custom, free float-adjusted market capitalization index designed to measure broad based equity market performance in Israel. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 8.57%, while the total return for the Index was 9.62%.

As represented by the Index, the Israel stock market gained ground for the reporting period. Much of the Index’s advance occurred during the first half of the period as investors grew increasingly confident about a robust global economic recovery after the sharp downturn in late 2008 and early 2009. Many developed countries – led by the U.S., Israel’s largest trading partner – returned to positive GDP growth in the latter half of 2009 after several quarters of economic contraction. As a result, rising global demand for exports – which comprise almost half of Israel’s GDP – provided a lift to the country’s economy. For the 12 months ended June 30, 2010, Israel’s GDP grew by 4.8%, compared with a growth rate of just 0.1% for the prior 12-month period. Better economic conditions led Israel’s central bank to raise short-term interest rates from 0.5% to 1.75% during the reporting period.

The improving global economic environment provided a boost to Israel’s stock market – the Index rallied by more than 25% during the first seven months of the reporting period. However, after peaking in April 2010, the Index retraced most of its gains over the last few months of the period as market conditions grew increasingly volatile. A sovereign debt crisis in Greece spread to other European countries facing sizable budget shortfalls, and with memories of the 2008 credit crisis still fresh, these fiscal problems led to a significant flight to quality. In addition, evidence of a slowdown in the pace of economic recovery in many developed countries, particularly in the U.S., led to concerns that Israel’s exports would weaken.

14	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

All sectors of the Fund had positive performance for the reporting period where financials and basic materials contributed the most.

Six of the Fund’s ten largest holdings as of August 31, 2010 advanced for the reporting period. The top performer was energy and chemicals conglomerate, The Israel Corp. Ltd., which posted double-digit gain for the reporting period. Two commercial banks, Bank Hapoalim Ltd. and Bank Leumi le-Israel, were also among the better performers. The most significant decliner among the Fund’s top ten holdings was aerospace and defense company Elbit Systems Ltd., which recorded a double-digit decline for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
14.83%	14.96%	14.16%	12.52%	12.33%	11.86%	13.00%	13.00%	13.22%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
14.83%	14.96%	14.16%	80.40%	78.84%	75.17%	239.51%	239.32%	246.27%
“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

16	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector*	Percentage of Net Assets
Communications	34.41%

Consumer Cyclical	15.93

Basic Materials	13.79

Consumer Non-Cyclical	13.57

Industrial	9.06

Financial	8.37

Diversified	4.78

Short-Term and Other Net Assets	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
America Movil SAB de CV Series L	24.25%

Wal-Mart de Mexico SAB de CV Series V	10.29

Grupo Mexico SAB de CV Series B	6.33

Fomento Economico Mexicano SAB de CV BD Units	6.18

Grupo Televisa SA CPO	4.76

Cemex SAB de CV CPO	4.76

Grupo Financiero Banorte SAB de CV Series O	3.70

Telefonos de Mexico SAB de CV Series L	3.50

Kimberly-Clark de Mexico SAB de CV Series A	3.20

Grupo Modelo SAB de CV Series C	3.15

TOTAL	70.12%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI Mexico Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Mexican market, as measured by the MSCI Mexico Investable Market IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 14.83%, while the total return for the Index was 14.16%.

As represented by the Index, the Mexican stock market posted a double-digit gain for the reporting period. Much of the Index’s advance occurred during the first half of the period as investors grew increasingly confident about a robust global economic recovery after the sharp downturn in late 2008 and early 2009. In particular, the United States – Mexico’s largest trading partner, where more than 80% of the country’s exports are distributed – was one of the first developed nations to return to positive GDP growth in the latter half of 2009 after several quarters of economic contraction. Furthermore, rising global demand for oil, Mexico’s largest export, provided an additional lift to the country’s economy. For the 12 months ended June 30, 2010, Mexican GDP grew by 7.6%, compared with a 10.3% contraction for the previous 12-month period. Domestic demand, however, remained tepid amid sluggish consumer spending and weak tourism.

The improving global economic environment provided a boost to Mexico’s stock market – the Index rallied by more than 30% during the first seven months of the reporting period. However, after peaking in mid-April 2010, the Index gave back some ground over the last few months of the period as market conditions grew increasingly volatile. A sovereign debt crisis in Greece spread to other European countries facing sizable budget shortfalls, and with memories of the 2008 credit crisis still fresh, these fiscal problems led to a significant flight to quality as investors fled riskier markets. In addition, evidence of a slowdown in the pace of economic recovery in many developed countries – especially in the U.S. – led to concerns that Mexican exports would weaken.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

Every sector within the Fund advanced for the reporting period. By far, the best performing sector was consumer holdings followed by communications.

Eight of the Fund’s ten largest holdings as of August 31, 2010 gained ground for the reporting period. The best performer was metals and mining company Grupo Mexico SAB de CV, which recorded strong double-digit gains for the reporting period. Other top contributors included brewery Grupo Modelo SAB de CV and paper products maker Kimberly-Clark de Mexico SAB de CV. The only two stocks among the Fund’s top ten holdings to decline for the reporting period were cement producer Cemex SAB de CV and telecom services provider Telefonos de Mexico SAB de CV. Wireless telecom services firm America Movil SAB de CV, the Fund’s largest holding as of August 31, 2010, posted a modest gain for the reporting period.

18	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH AFRICA INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Inception to 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.80%	14.66%	16.53%	10.69%	10.13%	11.87%	18.89%	18.80%	20.22%

			Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Inception to 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.80%	14.66%	16.53%	66.16%	62.02%	75.22%	270.90%	268.71%	303.37%

Total returns for the period since inception are calculated from the inception date of the Fund (2/3/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/7/03), the NAV of the Fund is used as a proxy for the Market Price to calculated market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH AFRICA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector*	Percentage of Net Assets

Basic Materials	25.52%

Financial	23.69

Communications	19.96

Energy	9.31

Consumer Cyclical	6.50

Consumer Non-Cyclical	5.89

Diversified	5.82

Industrial	3.09

Short-Term and Other Net Assets	0.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
MTN Group Ltd.	11.51%

Sasol Ltd.	9.31

Standard Bank Group Ltd.	7.15

Naspers Ltd. Class N	6.62

AngloGold Ashanti Ltd.	6.61

Impala Platinum Holdings Ltd.	5.07

Gold Fields Ltd.	4.31

FirstRand Ltd.	3.15

Sanlam Ltd.	2.54

Remgro Ltd.	2.49

TOTAL	58.76%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI South Africa Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the South African market, as measured by the MSCI South Africa IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 15.80%, while the total return for the Index was 16.53%.

As represented by the Index, the South African stock market posted a double-digit gain for the reporting period. Much of the Index’s advance occurred during the first half of the period as investors grew increasingly confident about a robust global economic recovery after the sharp downturn in late 2008 and early 2009. Many developed countries around the world returned to positive GDP growth in the latter half of 2009 after several quarters of economic contraction. As a result, rising global demand for commodities – a major component of South Africa’s exports – provided a lift to the country’s economy. For the 12 months ended June 30, 2010, South Africa’s GDP grew by 3.0%, compared with a contraction of 2.7% for the prior 12-month period (the country’s first recession since 1992). Despite the improvement in South Africa’s GDP growth rate, inflation decelerated – South Africa’s inflation rate for the 12 months ended June 30, 2010, was 4.2%, down from 6.9% for the previous 12 months.

Healthy economic growth provided a strong boost to South Africa’s stock market – the Index rallied by more than 20% during the first seven months of the reporting period. However, after peaking in April 2010, the Index gave back some ground over the last few months of the period as market conditions grew increasingly volatile. A sovereign debt crisis in Greece spread to other European countries facing sizable budget shortfalls, and with memories of the 2008 credit crisis still fresh, these fiscal problems led to a significant flight to quality as investors fled riskier markets. In addition, evidence of a slowdown in the pace of economic recovery in many developed countries led to concerns that South African exports would weaken. In response, the South African central bank lowered interest rates from 7% to 6.5% to help stimulate additional economic activity.

20	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH AFRICA INDEX FUND

All sectors within the Fund returned positive performance for the reporting period, led by financial, consumer and basic materials.

Each of the Fund’s ten largest holdings as of August 31, 2010 advanced for the reporting period. The best performers were financial services firms FirstRand Ltd., which posted double-digit gains for the reporting period, and Sanlam Ltd. Other top contributors included electronic media company Naspers Ltd. and industrial conglomerate Remgro Ltd. Laggards among the Fund’s top ten holdings included wireless telecommunications company MTN Group Ltd. along with energy producer Sasol Ltd. and metals and mining company Impala Platinum Holdings Ltd.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/10			Inception to 8/31/10			Inception to 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
29.55%	28.05%	29.99%	10.49%	10.28%	10.79%	27.51%	26.92%	28.27%

Total returns for the period since inception are calculated from the inception date of the Fund (3/26/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/28/08), the NAV of the Fund is used as a proxy for the Market Price to calculated market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

22	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector*	Percentage of Net Assets
Financial	48.10%

Communications	11.03

Consumer Non-Cyclical	10.56

Diversified	9.76

Consumer Cyclical	6.16

Industrial	5.02

Basic Materials	4.56

Energy	4.10

Utilities	0.63

Short-Term and Other Net Assets	0.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Turkiye Garanti Bankasi AS	14.87%

Akbank TAS	9.30

Turkiye Is Bankasi AS	8.44

Turkcell Iletisim Hizmetleri AS	7.11

Turkiye Petrol Rafinerileri AS	4.10

Haci Omer Sabanci Holding AS	4.05

Anadolu Efes Biracilik ve Malt Sanayii AS	3.97

Yapi ve Kredi Bankasi AS	3.79

Turkiye Halk Bankasi AS	3.71

KOC Holding AS	3.44

TOTAL	62.78%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI Turkey Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Turkey Investable Market IndexSM (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure broad based equity market performance in Turkey. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 29.55%, while the total return for the Index was 29.99%.

As represented by the Index, the Turkish stock market advanced for the reporting period. Much of the Index’s advance occurred during the first half of the period as investors grew increasingly confident about a robust global economic recovery after the sharp downturn in late 2008 and early 2009. Many developed countries around the world returned to positive GDP growth in the latter half of 2009 after several quarters of economic contraction. In particular, evidence of a recovery in Europe – where half of Turkey’s exports are distributed – provided a lift to the country’s economy. Furthermore, the Turkish central bank slashed interest rates from 16.75% in late 2008 to 6.50% by the beginning of 2010 to help stimulate domestic economic activity. As a result, Turkey’s GDP grew by 10.3% for the 12 months ended June 30, 2010, a dramatic improvement over a contraction of 7% for the prior 12-month period.

The improving economic environment provided a strong boost to Turkey’s stock market – the Index rallied by as much as 35% during the first eight months of the reporting period. However, after peaking in April 2010, the Index gave back some ground over the last few months of the period as market conditions grew increasingly volatile. A sovereign debt crisis in Greece spread to other European countries facing sizable budget shortfalls, and with memories of the 2008 credit crisis still fresh, these fiscal problems led to a significant flight to quality as investors fled riskier markets. In addition, evidence of a slowdown in the pace of economic recovery in many developed countries led to concerns that Turkish exports would weaken.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

Each sector within the Fund advanced for the reporting period, led by financial stocks, which represented almost 48% of the Fund and made the most substantial contribution to performance.

Each of the Fund’s ten largest holdings advanced for the reporting period. The top performers included oil producer Turkiye Petrol Rafinerileri AS, along with commercial bank Turkiye Halk Bankasi AS and industrial conglomerate KOC Holding AS. Each of these stocks posted double-digit gain for the reporting period. Wireless telecommunication services provider Turkcell Iletisim Hizmitleri AS was the only stock among the Fund’s top ten holdings to post a single-digit gain.

24	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI USA INDEX FUND

Performance as of August 31, 2010

Cumulative Total Returns

Inception to 8/31/10

NAV	MARKET	INDEX
(9.37)%	(9.41)%	(9.36)%

“Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated and is calculated from an inception date of 5/5/10.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/7/10), the NAV of the Fund is used as a proxy for the Market Price to calculated market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

As of the fiscal year ended 8/31/10, the Fund did not have six months of performance and therefore line graphs are not presented.

PORTFOLIO ALLOCATION As of 8/31/10
Sector*	Percentage of Net Assets
Consumer Non-cyclical	22.88%

Financial	15.11

Technology	12.46

Communications	11.60

Energy	11.25

Industrial	10.75

Consumer Cyclical	8.40

Utilities	3.69

Basic Materials	3.48

Diversified	0.04

Short-term And Other Net Assets	0.34

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Exxon Mobil Corp.	3.03%

Apple Inc.	2.21

Microsoft Corp.	1.87

Procter & Gamble Co. (The)	1.74

AT&T Inc.	1.61

International Business Machines Corp.	1.59

Johnson & Johnson	1.59

General Electric Co.	1.56

Chevron Corp.	1.50

JPMorgan Chase & Co.	1.46

TOTAL	18.16%

*	Sector classifications used to describe the Fund’s portfolio may differ from sector classifications used to describe the Fund’s corresponding index elsewhere in this report.

The iShares MSCI USA Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI USA IndexSM (the “Index”). The Index is a market capitalization weighted index designed to measure the performance of equity securities in the top 85% by market capitalization of equity securities listed on stock exchanges in the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from May 5, 2010 (inception date of the Fund) through August 31, 2010 (the “reporting period”), the total return for the Fund was (9.37)%, while the total return for the Index was (9.36)%.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA INDEX FUND

As represented by the Index, the U.S. stock market declined for the reporting period in an increasingly volatile market environment. One contributing factor was a sovereign debt crisis in Greece, which spread to other European countries facing sizable budget shortfalls. With memories of the 2008 credit crisis still fresh, these fiscal problems led to a significant flight to quality as investors fled stocks for the relative safety of bonds. Although the European Central Bank provided liquidity to Greece and other fiscally challenged countries, investors remained concerned about the risk of default, as well as the potential impact that could have on the European financial sector.

In addition, evidence of a slowdown in the pace of economic recovery put downward pressure on the U.S. equity market. Persistently high unemployment, sluggish retail sales, and fresh deterioration in the housing market all contributed to concerns about the sustainability of the U.S. economic expansion. These concerns, in turn, sparked renewed speculation about additional fiscal stimulus from Congress or the Federal Reserve. As a result, the Index generally declined throughout the reporting period, though it enjoyed a modest rebound in July before resuming its downward trajectory in August.

Communications and utilities were the only two sectors that contributed positively to Fund performance for the reporting period while financial and technology holdings were hardest hit.

Nine of the Fund’s ten largest holdings as of August 31, 2010 declined for the reporting period. The biggest decliners included software maker Microsoft Corp. and industrial conglomerate General Electric Co., both of which recorded a double-digit decline for the reporting period. Investment bank JPMorgan Chase & Co. and healthcare company Johnson & Johnson also posted double-digit declines overall. Energy producer Exxon Mobil Corp., the Fund’s largest holding as of August 31, 2010 was another notable decliner. The lone stock among the top ten holdings to advance for the reporting period was diversified telecommunication services company AT&T Inc.

26	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® , INC.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2010 to August 31, 2010.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value[a] (3/1/10)	Ending Account Value[a] (8/31/10)	Annualized Expense Ratio	Expenses Paid During Period[b] (3/1/10 to 8/31/10)
Brazil
Actual	$1,000.00	$996.50	0.61%	$3.07
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.61	3.11
BRIC
Actual	1,000.00	1,010.30	0.69	3.50
Hypothetical (5% return before expenses)	1,000.00	1,021.70	0.69	3.52
Canada
Actual	1,000.00	1,017.00	0.53	2.69
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70
Chile Investable Market
Actual	1,000.00	1,206.70	0.61	3.39
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.61	3.11

SHAREHOLDER EXPENSES	27

Shareholder Expenses (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Index Fund	Beginning Account Value[a] (3/1/10)	Ending Account Value[a] (8/31/10)	Annualized Expense Ratio	Expenses Paid During Period[b] (3/1/10 to 8/31/10)
Israel Capped Investable Market
Actual	$1,000.00	$916.10	0.61%	$2.95
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.61	3.11
Mexico Investable Market
Actual	1,000.00	992.30	0.53	2.66
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70
South Africa
Actual	1,000.00	1,092.90	0.61	3.22
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.61	3.11
Turkey Investable Market
Actual	1,000.00	1,242.70	0.61	3.45
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.61	3.11
USA
Actual	1,000.00	906.30	0.15	0.46
Hypothetical (5% return before expenses)	1,000.00	1,024.40	0.15	0.77

[a]	Account values are based on a start date of May 5, 2010 (commencement of operations) for the iShares MSCI USA Index Fund.
[b]

Except for the actual expenses of the iShares MSCI USA Index Fund, actual and hypothetical expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Actual expenses for the iShares MSCI USA Index Fund, which commenced operations on May 5, 2010, are calculated using the Fund’s annualized expenses ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (118 days) and divided by the number of days in the year (365 days).

28	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BRAZIL INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 44.72%

AEROSPACE & DEFENSE – 0.60%
Empresa Brasileira de Aeronautica SA	8,959,532	$55,104,183

		55,104,183

AGRICULTURE – 0.81%
Souza Cruz SA	1,629,000	75,095,416

		75,095,416

BANKS – 3.43%
Banco do Brasil SA	10,588,597	171,733,054
Banco Santander (Brasil) SA	11,403,041	144,810,828

		316,543,882

BUILDING MATERIALS – 0.42%
Duratex SA	3,801,000	38,529,499

		38,529,499

COMMERCIAL SERVICES – 2.19%
Cielo SA	11,131,500	95,086,845
Companhia de Concessoes Rodoviarias	3,529,500	81,001,623
Localiza Rent A Car SA	1,900,500	26,516,088

		202,604,556

COSMETICS & PERSONAL CARE – 0.85%
Natura Cosmeticos SA	3,258,000	78,481,435

		78,481,435

DIVERSIFIED FINANCIAL SERVICES – 3.69%
BM&F Bovespa SA	35,566,500	259,254,670
Redecard SA	5,973,000	81,635,535

		340,890,205

ELECTRIC – 1.57%
Centrais Eletricas Brasileiras SA	4,072,599	49,562,324
CPFL Energia SA	1,900,550	43,887,986
EDP Energias do Brasil SA	1,086,000	23,185,729
Tractebel Energia SA	2,172,000	28,733,235

		145,369,274

ENGINEERING & CONSTRUCTION – 0.22%
Multiplan Empreendimentos Imobiliarios SA	1,086,000	20,594,419

		20,594,419

FOOD – 2.73%
BRF – Brasil Foods SA	11,674,550	156,569,278

Security	Shares	Value
Cosan SA Industria e Comercio	2,172,090	$28,313,861
JBS SA	9,119,722	38,691,304
Marfrig Alimentos SA	2,986,500	28,912,585

		252,487,028

FOREST PRODUCTS & PAPER – 0.50%
Fibria Celulose SAa	2,986,526	46,022,434

		46,022,434

HOME BUILDERS – 0.68%
Brookfield Incorporacoes SA	3,801,000	19,611,082
MRV Engenharia e Participacoes SA	5,158,547	43,036,853

		62,647,935

INSURANCE – 0.37%
Porto Seguro SA	2,172,000	26,469,704
SulAmerica SA	814,500	7,954,826

		34,424,530

INTERNET – 0.19%
B2W Companhia Global do Varejo	1,086,030	17,317,107

		17,317,107

IRON & STEEL – 2.86%
Companhia Siderurgica Nacional SA	13,575,054	207,954,984
MMX Mineracao e Metalicos SAa	1,900,500	13,582,731
Usinas Siderurgicas de Minas Gerais SA	1,629,000	42,802,995

		264,340,710

MINING – 6.78%
Vale SA SP ADR	23,428,454	626,711,145

		626,711,145

OIL & GAS – 10.57%
OGX Petroleo e Gas Participacoes SAa	23,620,500	280,863,348
Petroleo Brasileiro SA	41,268,044	695,399,443

		976,262,791

PHARMACEUTICALS – 0.70%
Hypermarcas SAa	4,887,000	64,371,475

		64,371,475

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

August 31, 2010

Security	Shares	Value
REAL ESTATE – 3.01%
BR Malls Participacoes SA	2,443,500	$38,266,657
Cyrela Brazil Realty SA	5,430,000	67,503,929
Gafisa SA	6,787,500	46,770,359
PDG Realty SA Empreendimentos e Participacoes	9,502,500	97,622,494
Rossi Residencial SA	3,258,000	28,127,153

		278,290,592

RETAIL – 0.76%
Lojas Renner SA	2,172,000	70,132,346

		70,132,346

TELECOMMUNICATIONS – 0.25%
Tele Norte Leste Participacoes SA	1,357,538	23,540,451

		23,540,451

TRANSPORTATION – 1.04%
ALL – America Latina Logistica SA	7,602,000	70,089,055
LLX Logistica SAa	5,158,500	26,145,017

		96,234,072

WATER – 0.50%
Companhia de Saneamento Basico do Estado de Sao Paulo	2,443,500	46,490,510

		46,490,510

TOTAL COMMON STOCKS
(Cost: $2,554,704,765)		4,132,485,995

PREFERRED STOCKS – 54.24%

AIRLINES – 0.55%
GOL Linhas Aereas Inteligentes SA	1,900,500	24,567,967
TAM SA	1,357,500	26,485,165

		51,053,132

BANKS – 14.41%
Banco Bradesco SA	25,521,044	442,694,191
Banco do Estado do Rio Grande do Sul SA	4,344,010	38,294,576
Itau Unibanco Holding SA	39,500,549	850,746,448

		1,331,735,215

Security	Shares	Value
BEVERAGES – 3.26%
Companhia de Bebidas das Americas	2,713,180	$298,959,680
Companhia de Bebidas das Americas New[a]	25,274	2,669,890

		301,629,570

CHEMICALS – 1.32%
Braskem SA Class A	2,715,036	23,934,372
Fertilizantes Fosfatados SAa	2,443,580	23,559,117
Ultrapar Participacoes SA	1,357,500	74,600,655

		122,094,144

ELECTRIC – 3.54%
AES Tiete SA	1,956,000	23,748,246
Centrais Eletricas Brasileiras SA Class B	3,529,500	50,972,734
Companhia de Transmissao de Energia Eletrica Paulista	824,776	23,390,572
Companhia Energetica de Minas Gerais	6,877,235	109,659,784
Companhia Energetica de Sao Paulo Class B	3,258,070	47,368,182
Companhia Paranaense de Energia Class B	1,900,500	41,614,023
Eletropaulo Metropolitana Electricidade de Sao Paulo SA Class B	1,629,020	30,613,702

		327,367,243

FOOD – 0.62%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	1,629,028	57,424,165

		57,424,165

FOREST PRODUCTS & PAPER – 0.66%
Klabin SA	11,131,500	31,061,703
Suzano Bahia Sul Papel e Celulose SA	3,258,207	29,613,316

		60,675,019

HOLDING COMPANIES – DIVERSIFIED – 4.30%
Bradespar SA	4,344,000	90,541,230
Itausa – Investimentos Itau SA	43,737,384	306,360,947

		396,902,177

30	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL INDEX FUND

August 31, 2010

Security	Shares	Value
IRON & STEEL – 3.75%
Gerdau SA	11,946,046	$158,917,787
Metalurgica Gerdau SA	4,887,090	78,399,388
Usinas Siderurgicas de Minas Gerais SA Class A	4,344,000	108,921,595

		346,238,770

MEDIA – 0.45%
Net Servicos de Comunicacao SAa	3,258,082	41,338,307

		41,338,307

MINING – 9.29%
Vale SA Class A	36,381,000	858,351,270

		858,351,270

OIL & GAS – 9.11%
Petroleo Brasileiro SA	56,743,550	842,105,304

		842,105,304

RETAIL – 0.55%
Lojas Americanas SA	5,973,000	50,307,899

		50,307,899

TELECOMMUNICATIONS – 2.43%
Brasil Telecom SAa	6,787,515	42,943,788
Tele Norte Leste Participacoes SA	4,887,039	66,514,938
Telemar Norte Leste SA Class A	543,000	13,763,627
TIM Participacoes SA	10,588,519	29,908,345
Vivo Participacoes SA	2,986,580	71,773,164

		224,903,862

TOTAL PREFERRED STOCKS
(Cost: $2,761,432,332)		5,012,126,077

RIGHTS – 0.00%

FOOD – 0.00%
Marfrig Alimentos SAa	2,154	797

		797

TOTAL RIGHTS
(Cost: $0)		797

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.00%

MONEY MARKET FUNDS – 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares 0.13%[b,c]	1,000	$1,000

		1,000

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,000)		1,000

TOTAL INVESTMENTS IN SECURITIES – 98.96%
(Cost: $5,316,138,097)		9,144,613,869

Other Assets, Less Liabilities – 1.04%		95,838,647

NET ASSETS – 100.00%		$9,240,452,516

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® MSCI BRIC INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 80.62%

BRAZIL – 14.24%
ALL – America Latina
Logistica SA	308,700	$2,846,158
B2W Companhia Global
do Varejo	44,100	703,189
Banco do Brasil SA	314,989	5,108,705
Banco Santander (Brasil) SA	308,737	3,920,749
BM&F Bovespa SA	1,015,369	7,401,323
BR Malls Participacoes SA	88,200	1,381,264
BRF – Brasil Foods SA	308,700	4,140,026
Centrais Eletricas Brasileiras SA	176,400	2,146,736
Cielo SA	338,200	2,888,952
Companhia de Concessoes Rodoviarias	132,300	3,036,270
Companhia Siderurgica Nacional SA	529,200	8,106,765
Cosan SA Industria e Comercio	88,200	1,149,714
CPFL Energia SA	88,200	2,036,737
Cyrela Brazil Realty SA	176,400	2,192,945
Duratex SA	176,400	1,788,109
Empresa Brasileira de Aeronautica SA	352,800	2,169,841
Fibria Celulose SAa	143,441	2,210,429
Gafisa SA	176,400	1,215,513
Hypermarcas SAa	132,300	1,742,653
JBS SA	264,652	1,122,812
LLX Logistica SAa	176,400	894,055
Lojas Renner SA	44,100	1,423,958
Marfrig Alimentos SA	132,300	1,280,809
MMX Mineracao e
Metalicos SAa	88,200	630,359
MRV Engenharia e Participacoes SA	220,500	1,839,593
Multiplan Empreendimentos Imobiliarios SA	44,100	836,293
OGX Petroleo e Gas Participacoes SAa	705,600	8,390,050
PDG Realty SA Empreendimentos e Participacoes	220,500	2,265,273
Petroleo Brasileiro SA	1,455,300	24,522,965
Redecard SA	220,500	3,013,667
Rossi Residencial SA	132,300	1,142,180
Souza Cruz SA	88,200	4,065,940
Tele Norte Leste
Participacoes SA	44,100	764,718

Security	Shares	Value
Tractebel Energia SA	132,300	$1,750,187
Usinas Siderurgicas de Minas Gerais SA	88,200	2,317,510
Vale SA	837,900	22,369,449

		134,815,896

CHINA – 38.63%
Agile Property Holdings Ltd.[b]	1,764,000	2,061,421
Agricultural Bank of China Ltd. Class Ha	5,292,000	2,394,786
Air China Ltd. Class Ha	1,764,000	1,882,265
Alibaba.com Ltd.[b]	882,000	1,721,252
Aluminum Corp. of China Ltd. Class Ha,b	2,646,000	2,102,241
Angang New Steel Co. Ltd. Class Hb	882,000	1,247,284
Anhui Conch Cement Co. Ltd. Class H	76,000	270,155
Anta Sports Products Ltd.	441,040	903,796
Bank of China Ltd. Class H	35,721,000	17,955,790
Bank of Communications Co.
Ltd. Class H	3,969,000	4,209,584
BBMG Corp. Class H	1,102,500	1,417,368
Beijing Capital International Airport Co. Ltd. Class H	882,000	426,344
Belle International Holdings Ltd.	3,087,000	5,389,402
BYD Co. Ltd. Class Hb	441,000	2,539,924
Chaoda Modern Agriculture (Holdings) Ltd.	1,086,556	810,185
China Agri-Industries Holdings Ltd.[b]	1,764,000	2,145,329
China CITIC Bank Class H	3,528,000	2,290,467
China Coal Energy Co. Class H	2,646,000	3,728,246
China Communications Construction Co. Ltd. Class H	3,087,000	2,730,419
China Construction Bank Corp. Class H	25,137,000	20,746,871
China COSCO Holdings Co.
Ltd. Class Ha,b	1,764,000	1,834,642
China Dongxiang (Group) Co. Ltd.	2,646,000	1,394,691
China Everbright Ltd.[b]	882,000	1,945,763
China High Speed Transmission Equipment Group Co. Ltd.	882,000	1,966,173

32	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRIC INDEX FUND

August 31, 2010

Security	Shares	Value
China Life Insurance Co. Ltd.
Class H	4,851,000	$18,522,170
China Longyuan Power Group
Corp. Ltd. Class Ha,b	882,000	890,107
China Mengniu Dairy Co. Ltd.	882,000	2,437,874
China Merchants Bank Co. Ltd.
Class H	2,425,797	6,252,778
China Merchants Holdings
(International) Co. Ltd.	882,000	2,976,474
China Minsheng Banking Corp.
Ltd. Class H	1,850,000	1,681,494
China Mobile Ltd.	3,748,500	38,142,802
China National Building
Material Co. Ltd. Class Hb	882,000	1,612,398
China Oilfield Services Ltd.
Class H	1,764,000	2,256,451
China Overseas Land &
Investment Ltd.	2,646,800	5,648,503
China Pacific Insurance (Group)
Co. Ltd. Class H	176,400	633,847
China Petroleum & Chemical
Corp. Class H	10,584,000	8,381,750
China Railway Construction
Corp. Ltd. Class H	1,764,000	2,249,647
China Railway Group Ltd. Class H	2,646,000	1,925,353
China Resources Enterprise Ltd.[b]	882,000	3,673,819
China Resources Land Ltd.[b]	1,764,000	3,374,471
China Resources Power
Holdings Co. Ltd.	916,200	2,021,211
China Shenhua Energy Co. Ltd.
Class H	1,984,500	7,232,831
China Shipping Container Lines
Co. Ltd. Class Ha,b	2,646,000	911,651
China Shipping Development
Co. Ltd. Class Hb	882,000	1,167,912
China Taiping Insurance
Holdings Co. Ltd.[a]	441,000	1,369,178
China Telecom Corp. Ltd. Class H	7,938,000	3,837,100
China Unicom (Hong Kong) Ltd.	3,555,900	4,900,591
China Yurun Food Group Ltd.	882,000	3,203,252
China Zhongwang Holdings Ltd.[b]	830,800	491,313
CITIC Pacific Ltd.	882,000	1,802,893
CNOOC Ltd.	10,584,000	18,287,454

Security	Shares	Value
CNPC (Hong Kong) Ltd.	2,646,000	$3,275,822
COSCO Pacific Ltd.	882,000	1,161,108
Country Garden Holdings Co. Ltd.	1,323,000	396,296
CSR Corp Ltd.	1,323,000	1,114,052
Datang International Power
Generation Co. Ltd. Class H	1,764,000	698,479
Dongfeng Motor Group Co.
Ltd. Class H	1,764,000	2,739,490
Fosun International Ltd.	2,425,500	1,852,217
Franshion Properties (China) Ltd.[b]	2,646,000	761,977
Fushan International Energy
Group Ltd.	2,646,000	1,384,485
Geely Automobile Holdings Ltd.[b]	4,410,000	1,445,716
GOME Electrical Appliances
Holdings Ltd.[a]	5,292,400	1,605,716
Greentown China Holdings Ltd.	441,000	472,834
Guangdong Investment Ltd.	2,646,000	1,289,238
Guangzhou Automobile Group
Co. Ltd. Class Ha	2,090,454	2,450,979
Guangzhou R&F Properties
Co. Ltd. Class H	705,600	1,023,226
Hengan International Group
Co. Ltd.	882,000	7,818,204
Hidili Industry International
Development Ltd.	882,000	722,291
Hopson Development
Holdings Ltd.[b]	882,000	1,029,576
Huabao International
Holdings Ltd.	441,000	644,052
Huaneng Power International
Inc. Class H	2,646,000	1,588,586
Industrial and Commercial Bank
of China Ltd. Class H	29,547,000	21,461,792
Jiangsu Expressway Co. Ltd.
Class H	1,764,000	1,721,252
Jiangxi Copper Co. Ltd. Class Hb	1,323,000	2,871,022
Kingboard Chemical Holdings
Co. Ltd.	220,500	1,041,766
Lee & Man Paper
Manufacturing Ltd.	441,000	306,152
Lenovo Group Ltd.	2,646,000	1,517,151
Li Ning Co. Ltd.	882,000	2,840,406
Longfor Properties Co. Ltd.	1,543,500	1,726,355

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI BRIC INDEX FUND

August 31, 2010

Security	Shares	Value
Maanshan Iron & Steel Co. Ltd. Class H	1,764,000	$900,312
Metallurgical Corp. of China Ltd. Class Ha	2,646,000	1,149,769
Nine Dragons Paper
(Holdings) Ltd.[b]	882,000	1,211,000
Parkson Retail Group Ltd.[b]	661,500	1,098,744
PetroChina Co. Ltd. Class H	13,230,000	14,355,107
PICC Property and Casualty
Co. Ltd. Class Ha,b	1,764,000	2,018,333
Ping An Insurance (Group) Co. of China Ltd. Class Hc	1,075,000	8,893,263
Poly (Hong Kong)
Investments Ltd.	1,331,984	1,421,285
Renhe Commercial Holdings
Co. Ltd.	2,646,000	523,859
Semiconductor Manufacturing
International Corp.[a]	3,528,000	224,511
Shanghai Electric Group Co. Ltd. Class Ha	2,646,000	1,173,581
Shanghai Industrial Holdings Ltd.[b]	441,000	2,148,730
Shimao Property Holdings Ltd.	1,323,000	2,146,463
Shui On Land Ltd.	3,087,000	1,357,272
Sinofert Holdings Ltd.[a]	1,764,000	918,455
Sino-Ocean Land Holdings Ltd.	2,866,500	2,008,411
Sinopharm Group Co. Ltd. Class H	176,400	672,400
Soho China Ltd.	2,646,000	1,694,039
Tencent Holdings Ltd.	529,200	9,681,193
Tingyi (Cayman Islands)
Holding Corp.	1,764,000	4,458,474
Want Want China Holdings Ltd.	2,205,000	1,783,049
Weichai Power Co. Ltd. Class H	441,000	3,668,149
Yanzhou Coal Mining Co. Ltd. Class H	882,000	1,809,696
Zhejiang Expressway Co. Ltd. Class H	1,764,000	1,567,042
Zijin Mining Group Co. Ltd. Class H	2,254,000	1,558,979
ZTE Corp. Class H	88,200	327,696

		365,729,774

Security	Shares	Value
INDIA – 14.54%
Dr. Reddy’s Laboratories Ltd.
SP ADR[b]	438,795	$12,641,684
HDFC Bank Ltd. SP ADR[b]	160,965	25,722,207
ICICI Bank Ltd. SP ADR	535,815	22,134,518
Infosys Technologies Ltd. SP ADR	498,330	28,549,326
Mahanagar Telephone Nigam
Ltd. SP ADR[b]	285,241	750,184
Reliance Industries Ltd. SP GDR[b,d]	699,426	27,340,562
Satyam Computer Services
Ltd. SP ADR[a]	933,597	4,219,858
Tata Communications Ltd.
SP ADR[a]	164,566	2,320,381
Wipro Ltd. SP ADR	1,091,463	14,003,470

		137,682,190

RUSSIA – 13.21%
Cherepovets MK Severstal
SP GDR[a,e]	238,581	2,872,515
JSC MMC Norilsk Nickel SP ADR	589,111	9,985,431
LUKOIL SP ADR	331,191	17,652,480
Magnit OJSC SP GDR[e]	148,176	3,156,149
Mechel OAO SP ADR[b]	120,834	2,748,974
Mobile TeleSystems SP ADR	330,750	6,899,445
Novolipetsk Steel SP GDR[e]	78,498	2,284,292
OAO Gazprom SP ADR	1,621,071	33,556,170
OAO NovaTek SP GDR[e]	65,268	4,790,671
OAO Tatneft SP ADR[e]	162,323	4,850,211
OAO TMK SP GDR[a,e]	61,299	955,038
OJSC Comstar United
Telesystems SP GDR[a]	185,220	1,198,373
OJSC Rosneft Oil Co. SP GDR[a,e]	925,218	5,865,882
Polyus Gold SP ADR	54,684	1,342,492
Sberbank GDR[e]	50,274	14,376,542
Sistema JSFC SP GDR[e]	83,349	2,146,237
Surgutneftegaz SP ADR	480,690	4,518,486
Uralkali SP GDR[e]	106,281	2,460,405
VTB Bank OJSC SP GDR[e]	436,149	2,250,529
Wimm-Bill-Dann Foods OJSC
SP ADR	67,032	1,228,697

		125,139,019

TOTAL COMMON STOCKS
(Cost: $732,423,298)		763,366,879

34	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRIC INDEX FUND

August 31, 2010

Security	Shares	Value
PREFERRED STOCKS – 18.89%

BRAZIL – 18.89%
AES Tiete SA	44,100	$535,428
Banco Bradesco SA	1,212,376	21,030,167
Banco do Estado do Rio Grande do Sul SA	44,100	388,763
Bradespar SA	176,400	3,676,674
Brasil Telecom SAa	163,098	1,031,902
Braskem SA Class A	132,300	1,166,289
Centrais Eletricas Brasileiras SA Class B	132,300	1,910,665
Companhia de Bebidas das Americas	89,295	9,839,231
Companhia de Bebidas das Americas New[a]	968	102,257
Companhia de Transmissao de Energia Eletrica Paulista	44,271	1,255,521
Companhia Energetica de Minas Gerais	242,193	3,861,847
Companhia Energetica de Sao Paulo Class B	132,300	1,923,473
Companhia Paranaense de Energia Class B	88,200	1,931,259
Eletropaulo Metropolitana Electricidade de Sao Paulo SA Class B	44,100	828,759
Fertilizantes Fosfatados SAa	88,220	850,549
Gerdau SA	485,100	6,453,266
GOL Linhas Aereas Inteligentes SA	44,100	570,085
Itau Unibanco Holding SA	1,323,067	28,495,669
Itausa – Investimentos Itau SA	1,608,817	11,269,048
Klabin SA	352,800	984,465
Lojas Americanas SA	264,600	2,228,607
Metalurgica Gerdau SA	183,200	2,938,920
Net Servicos de Comunicacao SAa	132,640	1,682,927
Petroleo Brasileiro SA	2,028,600	30,105,533
Suzano Bahia Sul Papel e Celulose SA	44,100	400,818
TAM SA	44,100	860,402
Tele Norte Leste Participacoes SA	176,400	2,400,888

Security	Shares	Value
Telemar Norte Leste SA Class A	44,100	$1,117,820
TIM Participacoes SA	397,057	1,121,528
Usinas Siderurgicas de Minas Gerais SA Class A	178,550	4,476,969
Vale SA Class A	1,323,000	31,214,060
Vivo Participacoes SA	90,519	2,175,343

		178,829,132

TOTAL PREFERRED STOCKS
(Cost: $168,558,465)		178,829,132

RIGHTS – 0.00%

BRAZIL – 0.00%
Marfrig Alimentos SAa	93	35

		35

TOTAL RIGHTS
(Cost: $0)		35

WARRANTS – 0.00%

CHINA – 0.00%
Kingboard Chemical Holdings Ltd. (Expires 10/31/12)[a]	20,200	8,881

		8,881

TOTAL WARRANTS
(Cost: $0)		8,881

SHORT-TERM INVESTMENTS – 5.80%

MONEY MARKET FUNDS – 5.80%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.31%[f,g,h]	45,558,546	45,558,546
BlackRock Cash Funds: Prime,
SL Agency Shares
0.30%[f,g,h]	8,852,957	8,852,957
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[f,g]	494,565	494,565

		54,906,068

TOTAL SHORT-TERM INVESTMENTS
(Cost: $54,906,068)		54,906,068

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI BRIC INDEX FUND

August 31, 2010

Value
TOTAL INVESTMENTS
IN SECURITIES – 105.31%
(Cost: $955,887,831)	$997,110,995

Other Assets, Less Liabilities – (5.31)%	(50,296,541)

NET ASSETS – 100.00%	$946,814,454

GDR – Global Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

36	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI CANADA INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.95%

AEROSPACE & DEFENSE – 0.23%
CAE Inc.	831,195	$7,833,741

		7,833,741

APPAREL – 0.30%
Gildan Activewear Inc.[a]	372,709	10,223,415

		10,223,415

AUTO PARTS & EQUIPMENT – 0.78%
Magna International Inc. Class A	345,920	26,937,869

		26,937,869

BANKS – 22.86%
Bank of Montreal	1,818,543	100,447,492
Bank of Nova Scotia	3,329,281	160,009,051
Canadian Imperial Bank of Commerce	1,261,230	85,749,683
National Bank of Canada	526,215	30,388,071
Royal Bank of Canada	4,613,512	220,649,048
Toronto-Dominion Bank (The)	2,822,102	190,945,430

		788,188,775

CHEMICALS – 5.14%
Agrium Inc.	511,158	35,591,955
Potash Corp. of Saskatchewan Inc.	961,402	141,548,379

		177,140,334

COMMERCIAL SERVICES – 0.16%
Ritchie Bros. Auctioneers Inc.[b]	309,422	5,678,613

		5,678,613

COMPUTERS – 2.33%
CGI Group Inc. Class Aa	817,228	11,296,423
Research In Motion Ltd.[a]	1,613,649	69,155,305

		80,451,728

DIVERSIFIED FINANCIAL SERVICES – 0.89%
CI Financial Corp.	523,782	9,725,591
IGM Financial Inc.	385,057	14,461,980
TMX Group Inc.	240,673	6,403,051

		30,590,622

ELECTRIC – 0.86%
Fortis Inc.	559,008	15,459,414
TransAlta Corp.	707,368	14,016,679

		29,476,093

Security	Shares	Value

ENGINEERING & CONSTRUCTION – 0.66%
SNC-Lavalin Group Inc.	489,344	$22,646,529

		22,646,529

FOOD – 1.80%
Empire Co. Ltd. Class A	95,112	4,855,720
George Weston Ltd.	168,259	12,877,214
Loblaw Companies Ltd.	359,782	14,673,343
Metro Inc. Class A	346,379	14,662,679
Saputo Inc.	472,523	15,035,125

		62,104,081

FOREST PRODUCTS & PAPER – 0.39%
Sino-Forest Corp. Class Aa	789,507	13,600,829

		13,600,829

GAS – 0.36%
Canadian Utilities Ltd. Class A	278,668	12,465,385

		12,465,385

HAND & MACHINE TOOLS – 0.31%
Finning International Inc.	553,468	10,692,025

		10,692,025

HOLDING COMPANIES – DIVERSIFIED – 1.67%
Brookfield Asset Management Inc. Class A	1,675,123	43,105,336
Onex Corp.	313,367	8,251,836
Sherritt International Corp.	946,828	6,082,217

		57,439,389

INSURANCE – 6.56%
Fairfax Financial Holdings Ltd.	64,698	25,657,746
Great-West Lifeco Inc.	918,970	21,113,860
Industrial Alliance Insurance and
Financial Services Inc.	271,100	7,652,375
Intact Financial Corp.	374,859	15,601,109
Manulife Financial Corp.	5,709,979	63,560,229
Power Corp. of Canada	1,129,077	27,836,484
Power Financial Corp.	800,595	21,374,726
Sun Life Financial Inc.	1,838,502	43,171,651

		225,968,180

IRON & STEEL – 0.16%
Gerdau Ameristeel Corp.[a]	486,660	5,335,073

		5,335,073

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI CANADA INDEX FUND

August 31, 2010

Security	Shares	Value
MANUFACTURING – 0.56%
Bombardier Inc. Class B	4,656,032	$19,386,489

		19,386,489

MEDIA – 3.47%
Rogers Communications Inc. Class B	1,452,876	50,425,227
Shaw Communications Inc. Class B	1,127,052	23,114,950
Thomson Reuters Corp.	1,213,000	42,122,558
Yellow Pages Income Fund	838,835	4,059,069

		119,721,804

MINING – 17.38%
Agnico-Eagle Mines Ltd.	542,146	35,304,186
Barrick Gold Corp.	3,198,043	149,802,830
Cameco Corp.	1,276,991	31,159,850
Eldorado Gold Corp.	1,748,880	34,342,896
First Quantum Minerals Ltd.	260,822	15,037,592
Franco-Nevada Corp.	371,301	11,076,180
Goldcorp Inc.	2,382,691	105,688,830
IAMGOLD Corp.	1,144,269	21,461,415
Inmet Mining Corp.	163,708	7,840,360
Ivanhoe Mines Ltd.[a]	860,049	15,324,172
Kinross Gold Corp.	2,281,519	38,576,253
Pan American Silver Corp.	330,896	8,226,242
Red Back Mining Inc.[a]	789,449	23,564,647
Silver Wheaton Corp.[a]	1,053,743	23,765,667
Teck Resources Ltd. Class B	1,599,934	53,518,681
Yamana Gold Inc.	2,404,409	24,351,871

		599,041,672

OIL & GAS – 20.59%
ARC Energy Trust	444,761	8,262,499
Athabasca Oil Sands Corp.[a]	629,760	6,136,078
Bonavista Energy Trust	216,316	4,998,383
Canadian Natural Resources Ltd.	3,534,730	113,697,416
Canadian Oil Sands Trust	769,240	18,092,127
Cenovus Energy Inc.	2,441,073	65,676,733
Crescent Point Energy Corp.	723,304	25,470,123
EnCana Corp.	2,400,623	65,849,133
Enerplus Resources Fund	573,873	13,142,007
Ensign Energy Services Inc.	421,286	4,570,994
Husky Energy Inc.	826,219	19,246,289
Imperial Oil Ltd.	963,943	35,543,901

Security	Shares	Value
Nexen Inc.	1,700,797	$31,500,671
Niko Resources Ltd.	148,695	14,676,371
Pacific Rubiales Energy Corp.[a]	810,878	19,124,660
Penn West Energy Trust	1,383,058	25,978,948
PetroBakken Energy Ltd. Class A	243,920	4,604,595
Petrobank Energy and Resources Ltd.[a]	326,330	11,316,813
Progress Energy Resources Corp.	589,941	6,494,966
Provident Energy Trust	866,471	5,427,886
Suncor Energy Inc.	5,068,505	153,573,776
Talisman Energy Inc.	3,307,167	52,010,307
Vermilion Energy Trust	130,311	4,358,975

		709,753,651

PHARMACEUTICALS – 0.31%
Biovail Corp.	464,414	10,622,270

		10,622,270

PIPELINES – 3.99%
Enbridge Inc.	1,166,298	58,022,327
TransCanada Corp.	2,230,754	79,494,211

		137,516,538

REAL ESTATE – 0.40%
Brookfield Properties Corp.	973,318	13,946,921

		13,946,921

REAL ESTATE INVESTMENT TRUSTS – 0.22%
RioCan Real Estate Investment Trust	385,988	7,557,959

		7,557,959

RETAIL – 1.92%
Alimentation Couche-Tard Inc.
Class B	405,473	8,703,781
Canadian Tire Corp. Ltd. Class A	254,885	13,220,509
Shoppers Drug Mart Corp.	704,596	23,992,011
Tim Hortons Inc.	568,137	20,139,334

		66,055,635

SOFTWARE – 0.23%
Open Text Corp.[a]	183,062	8,058,264

		8,058,264

TELECOMMUNICATIONS – 1.50%
BCE Inc.	820,412	25,673,699
TELUS Corp.	186,158	7,681,298

38	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA INDEX FUND

August 31, 2010

Security	Shares	Value
TELUS Corp. NVS	469,109	$18,498,648

		51,853,645

TRANSPORTATION – 3.92%
Canadian National Railway Co.	1,527,911	93,235,025
Canadian Pacific Railway Ltd.	547,698	32,260,432
Viterra Inc.[a]	1,210,780	9,537,724

		135,033,181

TOTAL COMMON STOCKS
(Cost: $3,730,000,989)		3,445,320,710

SHORT-TERM INVESTMENTS – 0.18%

MONEY MARKET FUNDS – 0.18%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.31%[c,d,e]	4,899,739	4,899,739
BlackRock Cash Funds: Prime, SL Agency Shares
0.30%[c,d,e]	952,119	952,119
BlackRock Cash Funds: Treasury, SL Agency Shares
0.13%[c,d]	453,081	453,081

		6,304,939

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,304,939)		6,304,939

TOTAL INVESTMENTS IN SECURITIES – 100.13%
(Cost: $3,736,305,928)		3,451,625,649

Other Assets, Less Liabilities – (0.13)%		(4,383,152)

NET ASSETS – 100.00%		$3,447,242,497

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 100.02%

AIRLINES – 4.92%
LAN Airlines SA	1,233,601	$32,999,072

		32,999,072

APPAREL – 0.34%
Forus SA	965,548	2,267,924

		2,267,924

BANKS – 9.84%
Banco de Credito e Inversiones	389,642	21,155,980
Banco Santander (Chile) SA	401,718,514	33,356,697
CorpBanca SA	948,748,611	11,432,914

		65,945,591

BEVERAGES – 4.07%
Compania Cervecerias Unidas SA	1,357,976	15,799,840
Vina Concha y Toro SA	4,944,155	11,505,879

		27,305,719

BUILDING MATERIALS – 0.72%
SalfaCorp SA	1,842,939	4,801,611

		4,801,611

CHEMICALS – 4.86%
Sociedad Quimica y Minera de Chile SA Series B	760,976	32,615,419

		32,615,419

COMPUTERS – 0.79%
Sonda SA	3,018,850	5,313,608

		5,313,608

ELECTRIC – 23.62%
AES Gener SA	25,658,065	14,186,440
Colbun SA	74,636,542	20,767,010
Empresa Electrica Pilmaiquen SA	263,675	1,127,488
Empresa Nacional de Electricidad SA	34,953,554	60,132,904
Enersis SA	140,010,828	62,097,086

		158,310,928

ENGINEERING & CONSTRUCTION – 0.48%
Socovesa SA	5,782,741	3,254,804

		3,254,804

Security	Shares	Value
FOOD – 8.80%
Cencosud SA	9,837,366	$58,988,979

		58,988,979

FOREST PRODUCTS & PAPER – 8.94%
Empresas CMPC SA	1,207,731	55,265,463
Masisa SAa	28,590,131	4,662,670

		59,928,133

HOLDING COMPANIES – DIVERSIFIED – 12.77%
Empresas Copec SA	4,919,280	85,607,995

		85,607,995

IRON & STEEL – 4.90%
CAP SA	829,631	32,835,435

		32,835,435

METAL FABRICATE & HARDWARE – 0.40%
Madeco SA	44,882,858	2,673,512

		2,673,512

REAL ESTATE – 1.08%
Parque Arauco SA	4,458,993	7,227,684

		7,227,684

RETAIL – 7.60%
La Polar SA	2,454,665	16,842,869
Ripley Corp. SA	5,141,165	6,522,572
S.A.C.I. Falabella SA	3,304,992	27,594,186

		50,959,627

TELECOMMUNICATIONS – 2.70%
Empresa Nacional de Telecomunicaciones SA	1,126,738	18,106,689

		18,106,689

TRANSPORTATION – 2.05%
Compania SudAmericana de Vapores SAa	10,565,507	13,763,737

		13,763,737

WATER – 1.14%
Inversiones Aguas Metropolitanas SA	5,468,122	7,612,739

		7,612,739

TOTAL COMMON STOCKS
(Cost: $486,780,244)		670,519,206

40	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHILE INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
SHORT-TERM INVESTMENTS – 0.12%

MONEY MARKET FUNDS – 0.12%
BlackRock Cash Funds: Treasury, SL Agency Shares 0.13%[b,c]	782,832	$782,832

		782,832

TOTAL SHORT-TERM INVESTMENTS
(Cost: $782,832)		782,832

TOTAL INVESTMENTS IN SECURITIES – 100.14%
(Cost: $487,563,076)		671,302,038

Other Assets, Less Liabilities – (0.14)%		(951,632)

NET ASSETS – 100.00%		$670,350,406

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.89%

AEROSPACE & DEFENSE – 2.28%
Elbit Systems Ltd.	58,604	$2,924,428

		2,924,428

BANKS – 18.48%
Bank Hapoalim Ltd.[a]	1,846,208	7,549,694
Bank Leumi le-Israel[a]	2,457,728	10,173,025
Israel Discount Bank Ltd. Class Aa,b	1,468,064	2,594,897
Mizrahi Tefahot Bank Ltd.	352,612	2,894,058
Union Bank of Israel[a]	127,296	527,573

		23,739,247

BIOTECHNOLOGY – 0.13%
Clal Biotechnology Industries Ltd.[a]	37,024	161,126

		161,126

CHEMICALS – 11.47%
Frutarom[b]	109,148	960,330
Israel Chemicals Ltd.	935,844	11,829,855
Makhteshim-Agan Industries Ltd.	566,748	1,949,941

		14,740,126

COMMERCIAL SERVICES – 0.72%
AL-ROV (Israel) Ltd.[a]	11,128	283,497
Nitsba Holdings 1995 Ltd.[a]	75,400	647,163

		930,660

COMPUTERS – 0.34%
MATRIX IT Ltd.	86,216	440,647

		440,647

DIVERSIFIED FINANCIAL SERVICES – 0.80%
FIBI Holdings Ltd.[a]	28,704	580,262
Mivtach Shamir Holdings Ltd.[a,c]	14,910	442,111

		1,022,373

ELECTRICAL COMPONENTS & EQUIPMENT – 0.27%
Electra (Israel) Ltd.[a]	3,640	348,943

		348,943

ELECTRONICS – 0.59%
Elron Electronic Industries Ltd.[a]	45,552	219,894
Ituran Location and Control Ltd.	39,885	541,577

		761,471

ENGINEERING & CONSTRUCTION – 0.74%
Shikun & Binui Ltd.	472,524	947,034

		947,034

Security	Shares	Value
FOOD – 3.38%
Blue Square-Israel Ltd.	40,508	$432,688
Osem Investment Ltd.	83,304	1,184,744
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	26,572	646,801
Shufersal Ltd.	161,096	924,477
Strauss Group Ltd.	82,955	1,154,943

		4,343,653

FOREST PRODUCTS & PAPER – 0.36%
Hadera Paper Ltd.[a]	6,604	459,808

		459,808

HEALTH CARE – PRODUCTS – 0.46%
Given Imaging Ltd.[a]	41,808	590,308

		590,308

HOLDING COMPANIES – DIVERSIFIED – 3.69%
Clal Industries and Investments Ltd.	92,664	588,961
Elco Holdings Ltd.[a]	24,290	321,017
Granite Hacarmel Investments Ltd.	135,304	262,008
Israel Corp. Ltd. (The)[a,b]	4,420	3,563,861

		4,735,847

HOME BUILDERS – 0.14%
Bayside Land Corp. Ltd.	52	11,917
Property & Building Corp. Ltd.	2,132	164,289

		176,206

INSURANCE – 2.52%
Clal Insurance Enterprises Holdings Ltd.[a]	33,332	720,041
Harel Insurance Investments & Financial Services Ltd.[b]	25,428	1,175,398
Menorah Mivtachim Holdings Ltd.[a]	78,468	840,221
Phoenix Holdings Ltd.[a]	195,313	502,555

		3,238,215

INTERNET – 0.34%
Internet Gold-Golden Lines Ltd.[a]	8,268	151,810
NetVision Ltd.	27,612	283,481

		435,291

INVESTMENT COMPANIES – 3.14%
Delek Group Ltd. (The)[b]	9,776	2,457,159
Discount Investment Corp. Ltd.	32,708	616,964
Elbit Imaging Ltd.[a]	33,956	428,073

42	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
Koor Industries Ltd.	26,520	$536,320

		4,038,516

MACHINERY – 0.91%
Ormat Industries Ltd.[b]	158,704	1,175,431

		1,175,431

MANUFACTURING – 0.44%
FMS Enterprises Migun Ltd.	11,752	297,141
Plasson Industries Ltd.	11,908	262,148

		559,289

MEDIA – 0.36%
Hot Telecommunication
Systems Ltd.[a]	46,488	463,354

		463,354

OIL & GAS – 3.93%
Delek Drilling LPa,b	461,656	1,600,488
Delek Energy Systems Ltd.[a]	1,456	493,300
Delek Israeli Fuel Corp. Ltd.	4,548	137,007
Jerusalem Oil Exploration Ltd.[a]	20,671	326,176
Naphtha Israel Petroleum
Corp. Ltd.[a]	61,564	225,559
Oil Refineries Ltd.	2,374,164	1,190,979
Paz Oil Co. Ltd.	7,644	1,079,897

		5,053,406

PHARMACEUTICALS – 23.10%
Teva Pharmaceutical Industries Ltd.	585,988	29,672,616

		29,672,616

REAL ESTATE – 4.36%
Africa Israel Investments Ltd.[a,b]	96,460	506,683
Africa Israel Properties Ltd.[a]	27,249	308,805
Airport City Ltd.[a]	74,360	308,572
Alony Hetz Properties &
Investments Ltd.	156,988	721,547
Amot Investments Ltd.	192,504	497,957
Azorim-Investment Development & Construction Co. Ltd.[a]	25,595	102,111

British Israel Investments Ltd.	124,436	364,402
Delek Real Estate Ltd.[a,b]	188,708	81,778
Electra Real Estate Ltd.[a]	25,272	167,001
Gazit Globe Ltd.[b]	142,636	1,399,575
Gazit Inc.	14,196	318,371
Jerusalem Economy Ltd.[a]	33,484	244,479

Security	Shares	Value
Melisron Ltd.	25,480	$575,115

		5,596,396
RETAIL – 0.67%
Delek Automotive Systems Ltd.	79,040	863,576

		863,576
SEMICONDUCTORS – 1.35%
Mellanox Technologies Ltd.[a]	68,068	1,101,423
Tower Semiconductor Ltd.[a]	453,076	636,865

		1,738,288
SOFTWARE – 0.36%
Retalix Ltd.[a]	38,792	464,485

		464,485
TELECOMMUNICATIONS – 14.56%
012 Smile.Communications Ltd.[a]	21,372	465,890
Alvarion Ltd.[a]	130,072	246,001
AudioCodes Ltd.[a]	79,924	204,517
Bezeq The Israel Telecommunication Corp. Ltd.	2,790,060	6,169,275
Cellcom Israel Ltd.	106,392	2,970,314
Ceragon Networks Ltd.[a]	66,825	562,681
Gilat Satellite Networks Ltd.[a]	57,370	268,957
NICE Systems Ltd.[a]	150,228	4,040,275
Partner Communications Co. Ltd.	223,236	3,722,457
Suny Electronic Inc. Ltd.[a]	6,064	52,032

		18,702,399

TOTAL COMMON STOCKS
(Cost: $152,236,948)		128,323,139

SHORT-TERM INVESTMENTS – 3.56%

MONEY MARKET FUNDS – 3.56%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.31%[d,e,f]	3,755,686	3,755,686
BlackRock Cash Funds: Prime,
SL Agency Shares
0.30%[d,e,f]	729,807	729,807

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI ISRAEL CAPPED INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[d,e]	90,194	$90,194

		4,575,687

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,575,687)		4,575,687

TOTAL INVESTMENTS IN SECURITIES – 103.45%
(Cost: $156,812,635)		132,898,826

Other Assets, Less Liabilities – (3.45)%		(4,426,122)

NET ASSETS – 100.00%		$128,472,704

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.91%

BANKS – 1.42%
Banco Compartamos SAa	3,723,400	$20,569,489

		20,569,489

BEVERAGES – 9.33%
Fomento Economico Mexicano
SAB de CV BD Units	18,240,608	89,583,973
Grupo Modelo SAB de CV
Series C	8,578,556	45,703,111

		135,287,084

BUILDING MATERIALS – 4.76%
Cemex SAB de CV CPO[a,b]	88,283,380	68,954,360

		68,954,360

CHEMICALS – 1.74%
Mexichem SAB de CV	9,800,031	25,301,163

		25,301,163

DIVERSIFIED FINANCIAL SERVICES – 6.95%
Bolsa Mexicana de Valores SAB de CVa	4,515,000	7,052,946
Financiera Independencia SAB
de CVa,b	1,355,568	1,249,315
Grupo Financiero Banorte SAB
de CV Series O	14,884,500	53,706,405
Grupo Financiero Inbursa SAB
de CV Series O	10,444,700	38,710,379

		100,719,045

ENGINEERING & CONSTRUCTION – 4.11%
Carso Infraestructura y
Construccion SAB de CV
Series B1[a,b]	10,655,400	6,233,761
Empresas ICA SAB de CVa,b	6,471,574	14,839,485
Grupo Aeroportuario del Centro Norte SAB de CVa	2,408,000	3,602,399
Grupo Aeroportuario del Pacifico SAB de CV Series B	6,832,700	19,021,181
Grupo Aeroportuario del
Sureste SAB de CV Series B
SP ADR	382,452	15,883,232

		59,580,058

FOOD – 3.36%
Alsea SAB de CVa	4,876,245	4,582,947

Security	Shares	Value
Gruma SAB de CV Series Ba,b	3,130,469	$4,181,364
Grupo Bimbo SAB de CV Series A	5,809,300	39,971,448

		48,735,759

FOREST PRODUCTS & PAPER – 3.23%
Bio Pappel SAB de CVa,b	511,700	414,052
Kimberly-Clark de Mexico SAB
de CV Series A	8,006,600	46,476,258

		46,890,310

HOLDING COMPANIES - DIVERSIFIED – 4.78%
Alfa SAB de CV Series A	4,153,800	28,621,649
Grupo Carso SAB de CV Series A1	9,180,530	40,749,189

		69,370,838

HOME BUILDERS – 3.10%
Consorcio ARA SAB de CVa	10,775,800	6,230,513
Corporacion Geo SAB de CV Series Bb	4,966,960	12,857,379
Desarrolladora Homex SAB de CVb	2,618,730	12,095,185
Sare Holding SAB de CV Series Ba,b	1,715,700	333,711
Urbi Desarrollos Urbanos SAB
de CVb	7,103,600	13,395,839

		44,912,627

IRON & STEEL – 0.26%
Compania Minera Autlan SAB
de CV Series Ba,b	711,800	1,313,636
Grupo Simec SAB de CV Series Ba,b	1,053,500	2,462,928

		3,776,564

MACHINERY – 0.62%
Industrias CH SAB de CV Series Ba,b	2,528,400	8,942,421

		8,942,421

MEDIA – 6.08%
Grupo Televisa SA CPO	18,541,699	68,973,235
Megacable Holdings SAB de CV CPO[a,b]	3,250,800	7,970,377
TV Azteca SAB de CV CPO[a]	17,307,500	11,203,755

		88,147,367

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
MINING – 8.13%
Grupo Mexico SAB de CV
Series B	35,698,610	$91,784,918
Industrias Penoles SAB de CV	1,232,300	26,081,038

		117,865,956

PHARMACEUTICALS – 0.88%
Genomma Lab Internacional
SAB de CV Series Ba,b	6,953,100	12,821,473

		12,821,473

RETAIL – 12.83%
Controladora Comercial Mexicana SA de CV BC Units[a,b]	8,064,800	6,770,887
Grupo Elektra SA de CVa	830,760	26,662,412
Grupo Famsa SAB de CV Series Aa,b	3,040,115	3,333,082
Wal-Mart de Mexico SAB de
CV Series V	66,551,100	149,215,559

		185,981,940

TELECOMMUNICATIONS – 28.33%
America Movil SAB de CV
Series L	150,138,885	351,572,974
Axtel SAB de CV CPO[a,b]	14,417,900	7,405,227
Maxcom Telecomunicaciones
SAB de CVa,b	2,252,400	1,064,451
Telefonos de Mexico SAB de
CV Series L	72,691,500	50,756,165

		410,798,817

TOTAL COMMON STOCKS (Cost: $1,658,371,574)		1,448,655,271

SHORT-TERM INVESTMENTS – 4.91%

MONEY MARKET FUNDS – 4.91%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.31%[c,d,e]	59,606,860	59,606,860
BlackRock Cash Funds: Prime,
SL Agency Shares
0.30%[c,d,e]	11,582,832	11,582,832

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[c,d]	25,314	$25,314

		71,215,006

TOTAL SHORT-TERM INVESTMENTS
(Cost: $71,215,006)		71,215,006

TOTAL INVESTMENTS IN SECURITIES – 104.82%
(Cost: $1,729,586,580)		1,519,870,277

Other Assets, Less Liabilities – (4.82)%		(69,831,706)

NET ASSETS – 100.00%		$1,450,038,571

CPO – Certificates of Participation (Ordinary)

SP ADR – Sponsored American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

46	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SOUTH AFRICA INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.78%

BANKS – 14.05%
Absa Group Ltd.	695,998	$11,630,241
FirstRand Ltd.	6,067,730	15,902,006
Nedbank Group Ltd.	384,162	7,310,576
Standard Bank Group Ltd.	2,548,524	36,117,983

		70,960,806

BUILDING MATERIALS – 0.92%
Pretoria Portland Cement Co. Ltd.	1,134,168	4,617,709

		4,617,709

DIVERSIFIED FINANCIAL SERVICES – 3.48%
African Bank Investments Ltd.	1,555,912	6,834,769
Investec Ltd.	492,522	3,701,386
RMB Holdings Ltd.	1,559,610	7,047,663

		17,583,818

ELECTRONICS – 0.59%
Reunert Ltd.	383,474	2,988,973

		2,988,973

ENGINEERING & CONSTRUCTION – 1.58%
Aveng Ltd.	808,056	4,163,119
Murray & Roberts Holdings Ltd.	677,250	3,810,579

		7,973,698

FOOD – 3.81%
Shoprite Holdings Ltd.	878,060	10,761,838
Tiger Brands Ltd.	347,010	8,503,821

		19,265,659

FOREST PRODUCTS & PAPER – 1.08%
Sappi Ltd.[a]	1,154,722	5,471,652

		5,471,652

HEALTH CARE - PRODUCTS – 1.26%
Aspen Pharmacare Holdings Ltd.[a]	555,818	6,337,565

		6,337,565

HEALTH CARE - SERVICES – 0.82%
Netcare Ltd.[a]	2,305,574	4,135,545

		4,135,545

HOLDING COMPANIES - DIVERSIFIED – 5.82%
Bidvest Group Ltd.	637,432	11,770,768
Imperial Holdings Ltd.	366,360	5,071,397
Remgro Ltd.	932,412	12,578,381

		29,420,546

Security	Shares	Value
HOME FURNISHINGS – 1.28%
Steinhoff International Holdings Ltd.[a]	2,538,720	$6,470,927

		6,470,927

INSURANCE – 3.49%
Discovery Holdings Ltd.	575,254	2,732,081
Liberty Holdings Ltd.	216,290	2,052,713
Sanlam Ltd.	4,061,952	12,820,695

		17,605,489

IRON & STEEL – 2.40%
ArcelorMittal South Africa Ltd.	383,044	4,279,270
Kumba Iron Ore Ltd.	172,774	7,853,566

		12,132,836

MEDIA – 6.62%
Naspers Ltd. Class N	828,438	33,446,398

		33,446,398

MINING – 22.04%
African Rainbow Minerals Ltd.	228,158	4,772,425
Anglo Platinum Ltd.[a]	141,556	11,716,766
AngloGold Ashanti Ltd.	778,988	33,416,507
Exxaro Resources Ltd.	268,578	4,167,178
Gold Fields Ltd.	1,516,180	21,789,659
Harmony Gold Mining Co. Ltd.[b]	827,234	8,575,441
Impala Platinum Holdings Ltd.	1,085,750	25,613,734
Northam Platinum Ltd.[b]	233,576	1,274,641

		111,326,351

OIL & GAS – 9.31%
Sasol Ltd.	1,235,734	47,053,641

		47,053,641

REAL ESTATE – 2.67%
Growthpoint Properties Ltd.	3,326,824	7,600,174
Redefine Properties Ltd.	5,447,928	5,901,630

		13,501,804

RETAIL – 5.22%
Foschini Ltd.	439,202	4,227,820
Massmart Holdings Ltd.	411,338	6,829,468
Pick’n Pay Stores Ltd.	466,894	2,809,308
Truworths International Ltd.	930,176	7,383,901
Woolworths Holdings Ltd.	1,541,292	5,140,600

		26,391,097

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH AFRICA INDEX FUND

August 31, 2010

Security	Shares	Value
TELECOMMUNICATIONS – 13.34%
MTN Group Ltd.	3,558,508	$58,136,490
Telkom South Africa Ltd.	562,870	2,564,137
Vodacom Group (Proprietary) Ltd.	799,714	6,688,724

		67,389,351

TOTAL COMMON STOCKS
(Cost: $540,229,937)		504,073,865

SHORT-TERM INVESTMENTS – 1.12%

MONEY MARKET FUNDS – 1.12%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.31%[c,d,e]	4,708,194	4,708,194
BlackRock Cash Funds: Prime,
SL Agency Shares
0.30%[c,d,e]	914,899	914,899
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[c,d]	18,200	18,200

		5,641,293

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,641,293)		5,641,293

TOTAL INVESTMENTS IN SECURITIES – 100.90%
(Cost: $545,871,230)		509,715,158

Other Assets, Less Liabilities – (0.90)%		(4,524,420)

NET ASSETS – 100.00%		$505,190,738

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.92%

AEROSPACE & DEFENSE – 0.29%
Aselsan Elektronik Sanayi ve TAS[a]	415,008	$1,757,700

		1,757,700

AIRLINES – 1.84%
Turk Hava Yollari Anonim Ortakligi[b]	3,507,372	11,054,820

		11,054,820

AUTO MANUFACTURERS – 0.12%
Otokar Otomotiv Ve Savunma
Sanayi ASa	74,052	739,110

		739,110

BANKS – 45.50%
Akbank TAS	10,528,650	55,999,780
Albaraka Turk Katilim Bankasi ASa	1,656,468	2,762,774
Asya Katilim Bankasi AS	3,951,288	8,769,685
Sekerbank TAS[a]	2,304,918	2,330,799
Tekstil Bankasi ASb	928,224	633,891
Turkiye Garanti Bankasi AS	18,428,454	89,546,628
Turkiye Halk Bankasi AS	2,741,904	22,325,569
Turkiye Is Bankasi AS	13,818,816	50,814,479
Turkiye Vakiflar Bankasi TAO	6,579,738	17,887,002
Yapi ve Kredi Bankasi ASb	7,628,743	22,842,647

		273,913,254

BEVERAGES – 4.95%
Anadolu Efes Biracilik ve Malt
Sanayii AS	1,776,654	23,915,823
Coca-Cola Icecek ASa	558,360	5,866,281

		29,782,104

BUILDING MATERIALS – 2.31%
Adana Cimento Sanayii TAS
Class A	502,128	1,641,999
Afyon Cimento Sanayi TAS	6,336	744,727
Akcansa Cimento Sanayi ve TAS[a]	420,354	2,083,967
Baticim Bati Anodolu Cimento
Sanayii AS	279,576	1,358,502
Bolu Cimento Sanayii AS	618,552	633,621
Bursa Cimento Fabrikasi AS	417,978	1,262,525
Cimsa Cimento Sanayi ve TAS[a]	355,806	2,207,871
Goltas Goller Bolgesi Cimento
Sanayi ve TAS	25,344	1,031,800

Security	Shares	Value
Konya Cimento Sanayii AS	8,514	$771,510
Mardin Cimento Sanayii ve TAS	432,828	2,145,808

		13,882,330

CHEMICALS – 1.50%
Aksa Akrilik Kimya Sanayii AS	730,620	1,285,745
Bagfas Bandirma Gubre
Fabrikalari ASa,b	15,840	1,237,744
Gubre Fabrikalari TAS[a,b]	183,348	1,444,730
Petkim Petrokimya Holding ASa,b	3,512,322	5,050,880

		9,019,099

COMMERCIAL SERVICES – 0.57%
Ihlas Holding ASa,b	2,608,452	1,250,358
Koza Anadolu Metal Madencilik
Isletmeleri ASa,b	851,994	2,204,253

		3,454,611

DISTRIBUTION & WHOLESALE – 0.57%
Aygaz AS	790,218	3,450,620

		3,450,620

DIVERSIFIED FINANCIAL SERVICES – 0.93%
Finans Finansal Kiralama ASb	259,657	494,455
Is Finansal Fabrikasi ASb	1,165,626	872,555
Is Yatirim Menkul Degerler AS	527,472	682,330
Turkiye Sinai Kalkinma Bankasi ASa	2,469,131	3,534,510

		5,583,850

ELECTRIC – 0.63%
Akenerji Elektrik Uretim ASa,b	990,000	2,301,267
Zorlu Enerji Elektrik Uretim ASa,b	864,666	1,498,928

		3,800,195

ENGINEERING & CONSTRUCTION – 1.52%
Enka Insaat ve Sanayi AS	2,511,235	9,151,851

		9,151,851

ENTERTAINMENT – 0.38%
Fenerbahce Sportif Hizmetler Sanayi ve TAS	33,066	1,139,907
Galatasaray Sportif Sinai ve Ticari
Yatirimlar AS	7,173	1,153,973

		2,293,880

FOOD – 4.17%
Banvit Bandirma Vitaminli Yem Sanayii ASa,b	220,572	760,393

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
BIM Birlesik Magazalar ASa	732,600	$20,084,083
Pinar Sut Mamulleri Sanayii AS	158,202	1,033,627
Tat Konserve Sanayii ASa,b	412,632	872,464
Ulker Biskuvi Sanayi ASa	825,462	2,330,742

		25,081,309

FOREST PRODUCTS & PAPER – 0.51%
Ipek Matbaacilik Sanayi ve TAS[b]	456,192	976,549
Kartonsan Karton Sanayi ve TAS	16,236	1,343,316
Tire Kutu Ve Kagit Sanayii ASb	705,870	741,606

		3,061,471

HOLDING COMPANIES - DIVERSIFIED – 9.76%
Alarko Holding ASa	589,248	1,253,637
Dogan Sirketler Grubu
Holdings AS	7,529,545	4,944,215
Eczacibasi Yatirim Holding Ortakligi AS	273,240	882,751
Haci Omer Sabanci Holding AS	5,374,908	24,352,791
KOC Holding AS	5,297,688	20,698,172
Tekfen Holding ASa	1,137,114	4,181,390
Yazicilar Holding AS	351,252	2,421,791

		58,734,747

HOME FURNISHINGS – 1.58%
Arcelik ASa	1,483,416	7,062,030
Vestel Beyaz Esya Sanayi ve TAS[a]	584,100	1,373,089
Vestel Elektronik Sanayi ve TAS[a,b]	729,234	1,082,192

		9,517,311

HOUSEWARES – 0.95%
Anadolu Cam Sanayii ASb	760,914	1,219,141
Turk Sise ve Cam Fabrikalari ASa,b	3,013,560	4,511,732

		5,730,873

INSURANCE – 1.05%
Aksigorta ASa	1,074,942	1,334,060
Anadolu Anonim Turk Sigorta Sirketi[a]	1,981,114	1,456,988
Anadolu Hayat Emeklilik AS	438,372	1,306,855
Gunes Sigorta ASa,b	323,334	399,152
Yapi Kredi Sigorta ASa,b	245,916	1,840,858

		6,337,913

IRON & STEEL – 2.40%
Eregli Demir ve Celik Fabrikalari TAS[b]	3,512,322	10,194,015

Security	Shares	Value
Izmir Demir Celik Sanayi ASb	331,254	$511,161
Kardemir Karabuk Demir Celik
Sanayi ve TAS Class Ab	1,609,938	1,110,010
Kardemir Karabuk Demir Celik
Sanayi ve TAS Class Bb	811,998	575,847
Kardemir Karabuk Demir Celik
Sanayi ve TAS Class Da,b	5,009,400	2,039,417

		14,430,450

LODGING – 0.20%
Net Holding ASa,b	1,935,252	1,181,814

		1,181,814

MACHINERY – 0.22%
Turk Traktor ve Ziraat Makineleri ASa	117,216	1,308,472

		1,308,472

MANUFACTURING – 0.44%
Trakya Cam Sanayii ASa,b	1,588,949	2,639,728

		2,639,728

MEDIA – 0.64%
Dogan Gazetecilik ASb	273,473	492,033
Dogan Yayin Holding ASa,b	2,195,226	1,830,676
Hurriyet Gazetecilik ve Matbaacilik ASa	1,694,682	1,557,919

		3,880,628

METAL FABRICATE & HARDWARE – 0.15%
Borusan Mannesmann Boru Sanayi ve TAS	75,042	891,891

		891,891

MINING – 0.15%
Park Elektrik Madencilik Sanayi ve TAS[a,b]	581,922	920,896

		920,896

OIL & GAS – 4.10%
Turkiye Petrol Rafinerileri AS	1,098,702	24,709,793

		24,709,793

PHARMACEUTICALS – 0.87%
Deva Holding ASb	714,384	1,341,610
EIS Eczacibasi Ilac Sanayi ve TAS[a]	1,444,014	2,294,644
Selcuk Ecza Deposu Ticaret ve Sanayi AS	1,087,614	1,578,322

		5,214,576

50	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 0.62%
Is Gayrimenkul Yatirim Ortakligi ASa	1,975,644	$2,062,692
Sinpas Gayrimenkul Yatirim Ortakligi ASa,b	1,543,125	1,651,647

		3,714,339

RETAIL – 0.52%
Dogus Otomotiv Servis ve TAS[b]	337,986	1,842,067
Turcas Petrolculuk ASa	359,568	1,310,397

		3,152,464

TELECOMMUNICATIONS – 10.39%
Nortel Networks Netas Telekomunikasyon AS	20,196	709,492
Turk Telekomunikasyon AS	4,606,074	19,054,610
Turkcell Iletisim Hizmetleri AS	6,755,958	42,809,767

		62,573,869

TRANSPORTATION – 0.09%
Celebi Hava Servisi AS	53,262	573,575

		573,575

TOTAL COMMON STOCKS (Cost: $548,973,892)		601,539,543

SHORT-TERM INVESTMENTS – 4.08%

MONEY MARKET FUNDS – 4.08%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.31%[c,d,e]	20,330,266	20,330,266
BlackRock Cash Funds: Prime,
SL Agency Shares
0.30%[c,d,e]	3,950,587	3,950,587
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[c,d]	269,858	269,858

		24,550,711

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,550,711)		24,550,711

Value
TOTAL INVESTMENTS
IN SECURITIES – 104.00%
(Cost: $573,524,603)	$626,090,254

Other Assets, Less Liabilities – (4.00)%	(24,102,115)

NET ASSETS – 100.00%	$601,988,139

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® MSCI USA INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.66%

ADVERTISING – 0.16%
Interpublic Group of Companies Inc. (The)[a]	108	$921
Omnicom Group Inc.	74	2,591

		3,512

AEROSPACE & DEFENSE – 2.00%
Boeing Co. (The)	157	9,597
General Dynamics Corp.	76	4,246
Goodrich Corp.	28	1,917
L-3 Communications Holdings Inc.	26	1,732
Lockheed Martin Corp.	72	5,006
Northrop Grumman Corp.	66	3,572
Raytheon Co.	88	3,865
Rockwell Collins Inc.	34	1,834
United Technologies Corp.	202	13,172

		44,941

AGRICULTURE – 2.23%
Altria Group Inc.	470	10,490
Archer-Daniels-Midland Co.	146	4,494
Bunge Ltd.	30	1,590
Lorillard Inc.	36	2,736
Monsanto Co.	124	6,529
Philip Morris International Inc.	426	21,913
Reynolds American Inc.	42	2,291

		50,043

AIRLINES – 0.04%
Delta Air Lines Inc.[a]	44	460
Southwest Airlines Co.	40	442

		902

APPAREL – 0.48%
Coach Inc.	70	2,509
Nike Inc. Class B	86	6,020
Polo Ralph Lauren Corp.	12	909
VF Corp.	20	1,412

		10,850

AUTO MANUFACTURERS – 0.48%
Ford Motor Co.[a]	670	7,564
PACCAR Inc.	76	3,115

		10,679

Security	Shares	Value
AUTO PARTS & EQUIPMENT – 0.26%
BorgWarner Inc.[a]	26	$1,135
Goodyear Tire & Rubber Co. (The)[a]	50	462
Johnson Controls Inc.	156	4,139

		5,736

BANKS – 4.34%
Bank of America Corp.	2,266	28,212
Bank of New York Mellon Corp. (The)	274	6,650
BB&T Corp.	160	3,539
Comerica Inc.	38	1,307
Fifth Third Bancorp	182	2,011
KeyCorp	194	1,430
M&T Bank Corp.	20	1,713
Marshall & Ilsley Corp.	110	720
Northern Trust Corp.	48	2,215
PNC Financial Services Group Inc. (The)[b]	118	6,013
Regions Financial Corp.	262	1,685
State Street Corp.	116	4,069
SunTrust Banks Inc.	112	2,519
U.S. Bancorp	434	9,027
Wells Fargo & Co.	1,112	26,188

		97,298

BEVERAGES – 2.57%
Brown-Forman Corp. Class B NVS	18	1,103
Coca-Cola Co. (The)	468	26,171
Coca-Cola Enterprises Inc.	64	1,821
Constellation Brands Inc. Class Aa	44	733
Dr Pepper Snapple Group Inc.	56	2,062
Hansen Natural Corp.[a]	16	721
Molson Coors Brewing Co. Class B NVS	34	1,481
PepsiCo Inc.	368	23,618

		57,710

BIOTECHNOLOGY – 1.35%
Amgen Inc.[a]	218	11,127
Biogen Idec Inc.[a]	60	3,228
Celgene Corp.[a]	106	5,461
Charles River Laboratories International Inc.[a]	14	395
Genzyme Corp.[a]	62	4,347
Human Genome Sciences Inc.[a]	44	1,280
Illumina Inc.[a]	28	1,201
Life Technologies Corp.[a]	40	1,711

52	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2010

Security	Shares	Value
Vertex Pharmaceuticals Inc.[a]	48	$1,600

		30,350

BUILDING MATERIALS – 0.07%
Martin Marietta Materials Inc.	10	732
Masco Corp.	80	839

		1,571

CHEMICALS – 1.89%
Air Products and Chemicals Inc.	50	3,702
Airgas Inc.	16	1,053
Celanese Corp. Series A	32	854
CF Industries Holdings Inc.	16	1,480
Dow Chemical Co. (The)	260	6,336
E.I. du Pont de Nemours and Co.	206	8,399
Eastman Chemical Co.	16	985
Ecolab Inc.	52	2,465
FMC Corp.	16	997
International Flavors & Fragrances Inc.	18	822
Lubrizol Corp.	16	1,493
Mosaic Co. (The)	34	1,994
PPG Industries Inc.	40	2,633
Praxair Inc.	70	6,022
Sherwin-Williams Co. (The)	22	1,548
Sigma-Aldrich Corp.	30	1,595

		42,378

COAL – 0.26%
Alpha Natural Resources Inc.[a]	26	965
Arch Coal Inc.	36	810
CONSOL Energy Inc.	48	1,546
Peabody Energy Corp.	60	2,568

		5,889

COMMERCIAL SERVICES – 1.35%
Alliance Data Systems Corp.[a]	12	674
Apollo Group Inc. Class Aa	32	1,359
DeVry Inc.	14	534
Equifax Inc.	28	825
H&R Block Inc.	74	951
Iron Mountain Inc.	40	811
ITT Educational Services Inc.[a]	8	426
Lender Processing Services Inc.	22	645
Manpower Inc.	18	765
MasterCard Inc. Class A	22	4,364
McKesson Corp.	60	3,483

Security	Shares	Value
Moody’s Corp.	44	$930
Pharmaceutical Product Development Inc.	24	551
Quanta Services Inc.[a]	46	825
R.R. Donnelley & Sons Co.	46	697
Robert Half International Inc.	32	691
SAIC Inc.[a]	88	1,310
Verisk Analytics Inc. Class Aa	24	668
Visa Inc. Class A	108	7,450
Western Union Co.	152	2,383

		30,342

COMPUTERS – 6.19%
Accenture PLC Class A	144	5,270
Apple Inc.[a]	204	49,648
Cognizant Technology Solutions Corp.
Class Aa	66	3,802
Computer Sciences Corp.[a]	34	1,354
Dell Inc.[a]	398	4,684
EMC Corp.[a]	462	8,427
Hewlett-Packard Co.	532	20,471
IHS Inc. Class Aa	10	618
International Business Machines Corp.	290	35,737
NetApp Inc.[a]	74	2,993
SanDisk Corp.[a]	50	1,662
Seagate Technology PLC[a]	110	1,114
Synopsys Inc.[a]	32	732
Teradata Corp.[a]	38	1,244
Western Digital Corp.[a]	50	1,208

		138,964

COSMETICS & PERSONAL CARE – 2.31%
Avon Products Inc.	96	2,794
Colgate-Palmolive Co.	114	8,418
Estee Lauder Companies Inc. (The) Class A	24	1,346
Procter & Gamble Co. (The)	656	39,143

		51,701

DISTRIBUTION & WHOLESALE – 0.19%
Fastenal Co.[c]	30	1,358
Genuine Parts Co.	36	1,510
W.W. Grainger Inc.	14	1,481

		4,349

DIVERSIFIED FINANCIAL SERVICES – 5.27%
American Express Co.	242	9,649

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2010

Security	Shares	Value
Ameriprise Financial Inc.	56	$2,441
BlackRock Inc.[b]	8	1,136
Capital One Financial Corp.	106	4,013
Charles Schwab Corp. (The)	230	2,935
CIT Group Inc.[a]	44	1,614
Citigroup Inc.[a]	5,566	20,706
CME Group Inc.	16	3,969
Discover Financial Services	120	1,741
Eaton Vance Corp.	24	624
Franklin Resources Inc.	36	3,474
Goldman Sachs Group Inc. (The)	110	15,063
IntercontinentalExchange Inc.[a]	14	1,338
Invesco Ltd.	94	1,701
Jefferies Group Inc.	22	495
JPMorgan Chase & Co.	898	32,651
Legg Mason Inc.	36	912
Morgan Stanley	286	7,061
NASDAQ OMX Group Inc. (The)[a]	32	573
NYSE Euronext Inc.	58	1,609
SLM Corp.[a]	104	1,149
T. Rowe Price Group Inc.	60	2,627
TD AMERITRADE Holding Corp.[a]	58	847

		118,328

ELECTRIC – 3.46%
AES Corp. (The)[a]	148	1,516
Allegheny Energy Inc.	38	857
Alliant Energy Corp.	24	840
Ameren Corp.	52	1,460
American Electric Power Co. Inc.	106	3,753
Calpine Corp.[a]	78	992
CenterPoint Energy Inc.	82	1,213
Consolidated Edison Inc.	66	3,137
Constellation Energy Group Inc.	40	1,173
Dominion Resources Inc.	138	5,901
DTE Energy Co.	36	1,687
Duke Energy Corp.	300	5,157
Edison International	68	2,295
Entergy Corp.	42	3,311
Exelon Corp.	152	6,189
FirstEnergy Corp.	68	2,484
FPL Group Inc.	90	4,836
Integrys Energy Group Inc.	16	775

Security	Shares	Value
MDU Resources Group Inc.	40	$752
Northeast Utilities	38	1,101
NRG Energy Inc.[a]	56	1,138
NSTAR	24	913
Pepco Holdings Inc.	48	862
PG&E Corp.	82	3,834
Pinnacle West Capital Corp.	24	956
PPL Corp.	105	2,852
Progress Energy Inc.	62	2,660
Public Service Enterprise Group Inc.	112	3,580
SCANA Corp.	26	1,015
Southern Co.	182	6,678
Wisconsin Energy Corp.	26	1,449
Xcel Energy Inc.	100	2,231

		77,597

ELECTRICAL COMPONENTS & EQUIPMENT – 0.44%
AMETEK Inc.	24	1,032
Emerson Electric Co.	172	8,024
Energizer Holdings Inc.[a]	14	882

		9,938

ELECTRONICS – 0.71%
Agilent Technologies Inc.[a]	76	2,050
Amphenol Corp. Class A	38	1,547
Arrow Electronics Inc.[a]	26	595
Avnet Inc.[a]	34	779
Dolby Laboratories Inc. Class Aa	12	665
Flextronics International Ltd.[a,c]	180	887
FLIR Systems Inc.[a]	34	854
Garmin Ltd.	26	692
Thermo Fisher Scientific Inc.[a]	94	3,959
Tyco Electronics Ltd.	102	2,501
Waters Corp.[a]	24	1,453

		15,982

ENERGY - ALTERNATE SOURCES – 0.07%
First Solar Inc.[a]	12	1,534

		1,534

ENGINEERING & CONSTRUCTION – 0.22%
Fluor Corp.	40	1,787
Foster Wheeler AGa,c	28	597
Jacobs Engineering Group Inc.[a]	28	971
KBR Inc.	36	835

54	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2010

Security	Shares	Value
URS Corp.[a]	18	$642

		4,832

ENTERTAINMENT – 0.04%
International Game Technology	66	964

		964

ENVIRONMENTAL CONTROL – 0.32%
Republic Services Inc.	84	2,472
Stericycle Inc.[a]	18	1,179
Waste Management Inc.	108	3,574

		7,225

FOOD – 2.07%
Campbell Soup Co.	46	1,714
ConAgra Foods Inc.	98	2,116
Dean Foods Co.[a]	40	409
General Mills Inc.	152	5,496
H.J. Heinz Co.	70	3,237
Hershey Co. (The)	36	1,673
Hormel Foods Corp.	16	690
J.M. Smucker Co. (The)	26	1,521
Kellogg Co.	62	3,080
Kraft Foods Inc. Class A	396	11,860
Kroger Co. (The)	140	2,762
McCormick & Co. Inc. NVS	26	1,037
Ralcorp Holdings Inc.[a]	12	716
Safeway Inc.	90	1,692
Sara Lee Corp.	146	2,108
SUPERVALU Inc.	46	447
Sysco Corp.	138	3,794
Tyson Foods Inc. Class A	64	1,048
Whole Foods Market Inc.[a]	32	1,113

		46,513

FOREST PRODUCTS & PAPER – 0.25%
International Paper Co.	90	1,842
MeadWestvaco Corp.	38	827
Plum Creek Timber Co. Inc.[c]	36	1,241
Rayonier Inc.	18	851
Weyerhaeuser Co.	46	722

		5,483

GAS – 0.20%
Energen Corp.	16	683
NiSource Inc.	60	1,040

Security	Shares	Value
Sempra Energy	52	$2,648

		4,371

HAND & MACHINE TOOLS – 0.08%
Stanley Black & Decker Inc.	34	1,824

		1,824

HEALTH CARE - PRODUCTS – 3.50%
Baxter International Inc.	136	5,788
Beckman Coulter Inc.	16	730
Becton, Dickinson and Co.	52	3,546
Boston Scientific Corp.[a]	334	1,734
C.R. Bard Inc.	22	1,690
CareFusion Corp.[a]	42	906
Covidien PLC	116	4,099
DENTSPLY International Inc.	32	890
Edwards Lifesciences Corp.[a]	28	1,612
Henry Schein Inc.[a]	20	1,056
Hologic Inc.[a]	56	795
Intuitive Surgical Inc.[a]	9	2,385
Johnson & Johnson	624	35,581
Medtronic Inc.	252	7,933
Patterson Companies Inc.	20	506
St. Jude Medical Inc.[a]	74	2,558
Stryker Corp.	66	2,851
Varian Medical Systems Inc.[a]	28	1,491
Zimmer Holdings Inc.[a]	48	2,264

		78,415

HEALTH CARE - SERVICES – 1.05%
Aetna Inc.	96	2,565
Covance Inc.[a]	14	531
Coventry Health Care Inc.[a]	32	619
DaVita Inc.[a]	22	1,422
Humana Inc.[a]	38	1,816
Laboratory Corp. of America Holdings[a]	24	1,743
Quest Diagnostics Inc.	34	1,479
UnitedHealth Group Inc.	264	8,374
WellPoint Inc.[a]	102	5,067

		23,616

HOLDING COMPANIES - DIVERSIFIED – 0.04%
Leucadia National Corp.[a]	42	897

		897

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2010

Security	Shares	Value
HOME BUILDERS – 0.08%
D.R. Horton Inc.	64	$657
Pulte Homes Inc.[a]	76	610
Toll Brothers Inc.[a]	30	518

		1,785

HOME FURNISHINGS – 0.06%
Whirlpool Corp.	18	1,335

		1,335

HOUSEHOLD PRODUCTS & WARES – 0.51%
Avery Dennison Corp.	22	715
Church & Dwight Co. Inc.	16	980
Clorox Co. (The)	30	1,945
Fortune Brands Inc.	34	1,523
Kimberly-Clark Corp.	96	6,182

		11,345

HOUSEWARES – 0.04%
Newell Rubbermaid Inc.	62	931

		931

INSURANCE – 3.77%
ACE Ltd.	78	4,171
Aflac Inc.	106	5,009
Allstate Corp. (The)	114	3,146
American International Group Inc.[a]	26	882
Aon Corp.	54	1,957
Arch Capital Group Ltd.[a]	12	958
Assurant Inc.	26	951
Axis Capital Holdings Ltd.	30	926
Berkshire Hathaway Inc. Class Ba	186	14,653
Chubb Corp.	76	4,189
CIGNA Corp.	60	1,933
Cincinnati Financial Corp.	34	907
Everest Re Group Ltd.	14	1,108
Fidelity National Financial Inc. Class A	48	696
Genworth Financial Inc. Class Aa	108	1,170
Hartford Financial Services Group Inc. (The)	92	1,855
Lincoln National Corp.	66	1,542
Loews Corp.	76	2,671
Marsh & McLennan Companies Inc.	116	2,752
MetLife Inc.	202	7,595
Old Republic International Corp.	54	690
PartnerRe Ltd.	14	1,042

Security	Shares	Value
Principal Financial Group Inc.	70	$1,614
Progressive Corp. (The)	142	2,812
Prudential Financial Inc.	106	5,360
RenaissanceRe Holdings Ltd.	14	795
Torchmark Corp.	18	888
Transatlantic Holdings Inc.	14	667
Travelers Companies Inc. (The)	118	5,780
Unum Group	74	1,484
Validus Holdings Ltd.	20	509
W.R. Berkley Corp.	32	843
White Mountains Insurance Group Ltd.	2	607
Willis Group Holdings PLC	38	1,105
XL Group PLC	76	1,361

		84,628

INTERNET – 2.67%
Akamai Technologies Inc.[a]	38	1,751
Amazon.com Inc.[a]	80	9,986
eBay Inc.[a]	268	6,228
Expedia Inc.	44	1,006
F5 Networks Inc.[a]	18	1,574
Google Inc. Class Aa	55	24,751
Liberty Media Corp. - Liberty Interactive Group Series Aa	126	1,329
McAfee Inc.[a]	34	1,600
Netflix Inc.[a]	10	1,255
Priceline.com Inc.[a]	10	2,915
Symantec Corp.[a]	180	2,453
VeriSign Inc.[a]	42	1,224
Yahoo! Inc.[a]	300	3,924

		59,996

IRON & STEEL – 0.29%
Allegheny Technologies Inc.	20	814
Cliffs Natural Resources Inc.	30	1,836
Nucor Corp.	70	2,575
United States Steel Corp.	32	1,360

		6,585

LEISURE TIME – 0.24%
Carnival Corp.	108	3,367
Harley-Davidson Inc.	52	1,265
Royal Caribbean Cruises Ltd.[a]	30	737

		5,369

56	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2010

Security	Shares	Value
LODGING – 0.37%
Las Vegas Sands Corp.[a]	72	$2,040
Marriott International Inc. Class A	66	2,113
MGM Resorts International[a]	58	522
Starwood Hotels & Resorts Worldwide Inc.	42	1,963
Wynn Resorts Ltd.	20	1,612

		8,250

MACHINERY – 1.08%
AGCO Corp.[a]	20	661
Bucyrus International Inc.	18	1,035
Caterpillar Inc.	142	9,253
Cummins Inc.	46	3,423
Deere & Co.	94	5,947
Flowserve Corp.	12	1,073
Joy Global Inc.	22	1,248
Rockwell Automation Inc.	32	1,636

		24,276

MANUFACTURING – 3.75%
3M Co.	152	11,940
Cooper Industries PLC	38	1,599
Danaher Corp.	128	4,650
Dover Corp.	42	1,880
Eaton Corp.	38	2,640
General Electric Co.	2,412	34,926
Harsco Corp.	18	359
Honeywell International Inc.	166	6,489
Illinois Tool Works Inc.	100	4,126
Ingersoll-Rand PLC	76	2,472
ITT Corp.	38	1,615
Leggett & Platt Inc.	32	613
Pall Corp.	26	889
Parker Hannifin Corp.	36	2,130
Pentair Inc.	20	602
Roper Industries Inc.	20	1,162
SPX Corp.	10	561
Textron Inc.[c]	60	1,024
Tyco International Ltd.	118	4,399

		84,076

MEDIA – 2.94%
Cablevision NY Group Class A	54	1,355
CBS Corp. Class B NVS	142	1,962

Security	Shares	Value
Comcast Corp. Class A	468	$8,012
Comcast Corp. Class A Special	174	2,796
DIRECTV Class Aa	206	7,812
Discovery Communications Inc. Series Aa	30	1,132
Discovery Communications Inc. Series Ca	32	1,082
DISH Network Corp. Class A	46	826
Liberty Global Inc. Series Aa	28	771
Liberty Global Inc. Series Ca	26	716
McGraw-Hill Companies Inc. (The)	70	1,935
News Corp. Class A NVS	416	5,229
News Corp. Class B	98	1,382
Scripps Networks Interactive Inc. Class A	20	804
Time Warner Cable Inc.	82	4,232
Time Warner Inc.	258	7,735
Viacom Inc. Class B NVS[a]	128	4,022
Walt Disney Co. (The)	414	13,492
Washington Post Co. (The) Class B	2	720

		66,015

METAL FABRICATE & HARDWARE – 0.16%
Precision Castparts Corp.	32	3,622

		3,622

MINING – 0.77%
Alcoa Inc.	234	2,389
Freeport-McMoRan Copper & Gold Inc.	98	7,054
Newmont Mining Corp.	110	6,745
Vulcan Materials Co.	28	1,030

		17,218

OFFICE & BUSINESS EQUIPMENT – 0.15%
Pitney Bowes Inc.	46	885
Xerox Corp.	296	2,498

		3,383

OIL & GAS – 8.89%
Anadarko Petroleum Corp.	112	5,151
Apache Corp.	82	7,368
Cabot Oil & Gas Corp.	22	612
Chesapeake Energy Corp.	148	3,061
Chevron Corp.	454	33,669
Cimarex Energy Co.	18	1,178
ConocoPhillips	320	16,778
Denbury Resources Inc.[a]	84	1,238
Devon Energy Corp.	98	5,907
Diamond Offshore Drilling Inc.	16	931

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2010

Security	Shares	Value
EOG Resources Inc.	58	$5,038
EQT Corp.	30	978
Exxon Mobil Corp.	1,150	68,034
Helmerich & Payne Inc.	24	889
Hess Corp.	66	3,317
Marathon Oil Corp.	164	5,000
Murphy Oil Corp.	40	2,142
Nabors Industries Ltd.[a]	62	972
Newfield Exploration Co.[a]	30	1,440
Noble Corp.[a]	58	1,805
Noble Energy Inc.	42	2,931
Occidental Petroleum Corp.	184	13,447
Petrohawk Energy Corp.[a]	66	998
Pioneer Natural Resources Co.	26	1,503
Plains Exploration & Production Co.[a]	30	716
Pride International Inc.[a]	38	895
QEP Resources Inc.	38	1,103
Range Resources Corp.	40	1,352
Rowan Companies Inc.[a]	26	668
Southwestern Energy Co.[a]	76	2,487
Sunoco Inc.	26	876
Transocean Ltd.[a]	74	3,767
Ultra Petroleum Corp.[a]	34	1,326
Valero Energy Corp.	124	1,956

		199,533

OIL & GAS SERVICES – 1.61%
Baker Hughes Inc.	101	3,796
Cameron International Corp.[a]	54	1,986
FMC Technologies Inc.[a]	26	1,608
Halliburton Co.	208	5,868
National Oilwell Varco Inc.	98	3,684
Schlumberger Ltd.	313	16,692
Weatherford International Ltd.[a]	166	2,475

		36,109

PACKAGING & CONTAINERS – 0.21%
Ball Corp.	20	1,122
Crown Holdings Inc.[a]	36	1,003
Owens-Illinois Inc.[a]	38	952
Pactiv Corp.[a]	30	963
Sealed Air Corp.	36	738

		4,778

Security	Shares	Value
PHARMACEUTICALS – 5.55%
Abbott Laboratories	350	$17,269
Allergan Inc.	68	4,176
AmerisourceBergen Corp.	64	1,746
Bristol-Myers Squibb Co.	388	10,119
Cardinal Health Inc.	80	2,397
Cephalon Inc.[a]	16	906
Eli Lilly and Co.	234	7,853
Express Scripts Inc.[a]	120	5,112
Forest Laboratories Inc.[a]	66	1,801
Gilead Sciences Inc.[a]	204	6,499
Hospira Inc.[a]	36	1,849
Mead Johnson Nutrition Co. Class A	46	2,401
Medco Health Solutions Inc.[a]	106	4,609
Merck & Co. Inc.	692	24,331
Mylan Inc.[a]	68	1,167
Omnicare Inc.	26	499
Perrigo Co.	18	1,026
Pfizer Inc.	1,828	29,120
Warner Chilcott PLC Class Aa	24	682
Watson Pharmaceuticals Inc.[a]	22	947

		124,509

PIPELINES – 0.41%
El Paso Corp.	154	1,754
Kinder Morgan Management LLC[a]	18	1,063
ONEOK Inc.	22	944
Spectra Energy Corp.	146	2,970
Williams Companies Inc. (The)	138	2,502

		9,233

REAL ESTATE INVESTMENT TRUSTS – 1.65%
AMB Property Corp.	36	856
Annaly Capital Management Inc.	150	2,607
AvalonBay Communities Inc.	18	1,894
Boston Properties Inc.	34	2,768
Duke Realty Corp.	50	561
Equity Residential	62	2,842
Federal Realty Investment Trust	14	1,110
HCP Inc.	64	2,254
Health Care REIT Inc.	28	1,286
Host Hotels & Resorts Inc.	140	1,838
Kimco Realty Corp.	88	1,312
Liberty Property Trust	24	729

58	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2010

Security	Shares	Value
Macerich Co. (The)	30	$1,243
ProLogis	104	1,128
Public Storage	34	3,333
Regency Centers Corp.	20	729
Simon Property Group Inc.	64	5,789
Ventas Inc.	34	1,717
Vornado Realty Trust	36	2,918

		36,914

RETAIL – 5.93%
Abercrombie & Fitch Co. Class A	20	692
Advance Auto Parts Inc.	20	1,089
American Eagle Outfitters Inc.	42	531
AutoNation Inc.[a]	16	361
AutoZone Inc.[a]	6	1,259
Bed Bath & Beyond Inc.[a]	58	2,086
Best Buy Co. Inc.	80	2,511
CarMax Inc.[a]	50	996
Costco Wholesale Corp.	100	5,655
CVS Caremark Corp.	314	8,478
Darden Restaurants Inc.	30	1,238
Dollar General Corp.[a]	20	546
Dollar Tree Inc.[a]	30	1,360
Family Dollar Stores Inc.	30	1,284
GameStop Corp. Class Aa	34	609
Gap Inc. (The)	108	1,824
Home Depot Inc. (The)	386	10,735
J.C. Penney Co. Inc.	46	920
Kohl’s Corp.[a]	68	3,195
Limited Brands Inc.	60	1,416
Lowe’s Companies Inc.	330	6,699
Macy’s Inc.	94	1,827
McDonald’s Corp.	244	17,827
Nordstrom Inc.	44	1,272
O’Reilly Automotive Inc.[a]	30	1,418
PetSmart Inc.	28	893
Ross Stores Inc.	28	1,390
Sears Holdings Corp.[a,c]	10	619
Staples Inc.	164	2,914
Starbucks Corp.	172	3,954
Target Corp.	162	8,288
Tiffany & Co.	28	1,110
TJX Companies Inc. (The)	94	3,731

Security	Shares	Value
Urban Outfitters Inc.[a]	28	$849
Wal-Mart Stores Inc.	462	23,165
Walgreen Co.	224	6,021
Yum! Brands Inc.	104	4,337

		133,099

SAVINGS & LOANS – 0.17%
Hudson City Bancorp Inc.	104	1,199
New York Community Bancorp Inc.	88	1,398
People’s United Financial Inc.	82	1,043
TFS Financial Corp.	20	184

		3,824

SEMICONDUCTORS – 2.38%
Advanced Micro Devices Inc.[a]	126	708
Altera Corp.	66	1,628
Analog Devices Inc.	64	1,784
Applied Materials Inc.	310	3,221
Broadcom Corp. Class A	102	3,057
Cree Inc.[a]	22	1,178
Intel Corp.	1,250	22,150
KLA-Tencor Corp.	38	1,064
Lam Research Corp.[a]	28	1,011
Linear Technology Corp.	50	1,433
LSI Corp.[a]	144	579
Marvell Technology Group Ltd.[a]	116	1,849
Maxim Integrated Products Inc.	68	1,079
MEMC Electronic Materials Inc.[a]	50	515
Microchip Technology Inc.	40	1,108
Micron Technology Inc.[a]	188	1,215
National Semiconductor Corp.	52	656
NVIDIA Corp.[a]	122	1,138
Texas Instruments Inc.	284	6,541
Xilinx Inc.	62	1,497

		53,411

SOFTWARE – 4.30%
Activision Blizzard Inc.	126	1,347
Adobe Systems Inc.[a]	116	3,220
Autodesk Inc.[a]	50	1,387
Automatic Data Processing Inc.	118	4,556
BMC Software Inc.[a]	40	1,442
CA Inc.	92	1,657
Cerner Corp.[a]	16	1,166
Citrix Systems Inc.[a]	40	2,318

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2010

Security	Shares	Value
Dun & Bradstreet Corp. (The)	12	$791
Electronic Arts Inc.[a]	72	1,097
Fidelity National Information Services Inc.	70	1,809
Fiserv Inc.[a]	34	1,701
Intuit Inc.[a]	66	2,825
Microsoft Corp.	1,784	41,888
Nuance Communications Inc.[a]	46	675
Oracle Corp.	908	19,867
Paychex Inc.	72	1,792
Red Hat Inc.[a]	42	1,451
Salesforce.com Inc.[a]	28	3,077
SEI Investments Co.	30	531
Total System Services Inc.	38	540
VMware Inc. Class Aa	16	1,257

		96,394

TELECOMMUNICATIONS – 5.86%
American Tower Corp. Class Aa	94	4,405
AT&T Inc.	1,336	36,112
CenturyLink Inc.	66	2,387
Cisco Systems Inc.[a]	1,294	25,945
Corning Inc.	352	5,519
Crown Castle International Corp.[a]	64	2,632
Frontier Communications Corp.	221	1,708
Harris Corp.	30	1,262
Juniper Networks Inc.[a]	116	3,155
Level 3 Communications Inc.[a]	372	383
MetroPCS Communications Inc.[a]	54	483
Motorola Inc.[a]	524	3,946
NII Holdings Inc.[a]	36	1,305
QUALCOMM Inc.	378	14,481
Qwest Communications International Inc.	344	1,944
SBA Communications Corp. Class Aa	24	859
Sprint Nextel Corp.[a]	666	2,717
Telephone and Data Systems Inc.	12	347
Verizon Communications Inc.	644	19,004
Virgin Media Inc.	72	1,498
Windstream Corp.	123	1,419

		131,511

TEXTILES – 0.06%
Cintas Corp.	30	764
Mohawk Industries Inc.[a]	12	532

		1,296

Security	Shares	Value
TOYS, GAMES & HOBBIES – 0.13%
Hasbro Inc.	28	$1,130
Mattel Inc.	80	1,679
		2,809

TRANSPORTATION – 1.70%
C.H. Robinson Worldwide Inc.	38	2,469
CSX Corp.	90	4,490
Expeditors International of Washington Inc.	52	2,059
FedEx Corp.	68	5,307
J.B. Hunt Transport Services Inc.	20	655
Norfolk Southern Corp.	82	4,402
Union Pacific Corp.	116	8,461
United Parcel Service Inc. Class B	160	10,208

		38,051

WATER – 0.04%
American Water Works Co. Inc.	38	858

		858

TOTAL COMMON STOCKS
(Cost: $2,482,481)		2,235,877

SHORT-TERM INVESTMENTS – 0.28%

MONEY MARKET FUNDS – 0.28%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.31%[b,d,e]	3,697	3,697
BlackRock Cash Funds: Prime,
SL Agency Shares
0.30%[b,d,e]	718	718
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[b,d]	1,977	1,977

		6,392

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,392)		6,392

60	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA INDEX FUND

August 31, 2010

Value
TOTAL INVESTMENTS IN SECURITIES – 99.94%
(Cost: $2,488,873)	$2,242,269

Other Assets, Less Liabilities – 0.06%	1,291

NET ASSETS – 100.00%	$2,243,560

NVS – Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	61

Statements of Assets and Liabilities

iSHARES® , INC.

August 31, 2010

	iShares MSCI Brazil Index Fund	iShares MSCI BRIC Index Fund	iShares MSCI Canada Index Fund	iShares MSCI Chile Investable Market Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$5,316,137,097	$900,981,763	$3,730,000,989	$486,780,244
Affiliated issuers (Note 2)	1,000	54,906,068	6,304,939	782,832

Total cost of investments	$5,316,138,097	$955,887,831	$3,736,305,928	$487,563,076

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$9,144,612,869	$942,204,927	$3,445,320,710	$670,519,206
Affiliated issuers (Note 2)	1,000	54,906,068	6,304,939	782,832

Total fair value of investments	9,144,613,869	997,110,995	3,451,625,649	671,302,038
Foreign currencies, at value[b]	31,803,026	1,793,491	5,960,619	–
Cash	–	–	8,528	–
Receivables:
Investment securities sold	47,521,174	–	4,251,542	11,754,666
Dividends and interest	47,226,621	2,878,033	4,200,890	15,472
Capital shares sold	–	–	297,203	10,081,691

Total Assets	9,271,164,690	1,001,782,519	3,466,344,431	693,153,867

LIABILITIES
Payables:
Investment securities purchased	25,824,413	–	11,674,652	22,486,074
Collateral for securities on loan (Note 5)	–	54,411,503	5,851,858	–
Investment advisory fees (Note 2)	4,887,761	556,562	1,575,424	317,387

Total Liabilities	30,712,174	54,968,065	19,101,934	22,803,461

NET ASSETS	$9,240,452,516	$946,814,454	$3,447,242,497	$670,350,406

Net assets consist of:
Paid-in capital	$6,142,982,705	$936,345,256	$3,914,294,994	$513,094,985
Undistributed (distributions in excess of) net investment income	(43,826,642)	617,952	11,237,296	–
Accumulated net realized loss	(688,433,503)	(31,409,074)	(193,413,952)	(26,483,064)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,829,729,956	41,260,320	(284,875,841)	183,738,485

NET ASSETS	$9,240,452,516	$946,814,454	$3,447,242,497	$670,350,406

Shares outstanding[c]	135,750,000	22,050,000	132,100,000	9,950,000

Net asset value per share	$68.07	$42.94	$26.10	$67.37

[a]	Securities on loan with market values of $ –, $51,452,981, $5,622,785 and $ –, respectively. See Note 5.
[b]	Cost of foreign currencies: $31,664,437, $1,794,283, $6,094,341 and $ –, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million, 340.2 million and 200 million, respectively.

See notes to financial statements.

62	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® , INC.

August 31, 2010

	iShares MSCI Israel Capped Investable Market Index Fund	iShares MSCI Mexico Investable Market Index Fund	iShares MSCI South Africa Index Fund	iShares MSCI Turkey Investable Market Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$152,236,948	$1,658,371,574	$540,229,937	$548,973,892
Affiliated issuers (Note 2)	4,575,687	71,215,006	5,641,293	24,550,711

Total cost of investments	$156,812,635	$1,729,586,580	$545,871,230	$573,524,603

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$128,323,139	$1,448,655,271	$504,073,865	$601,539,543
Affiliated issuers (Note 2)	4,575,687	71,215,006	5,641,293	24,550,711

Total fair value of investments	132,898,826	1,519,870,277	509,715,158	626,090,254
Foreign currencies, at value[b]	105,633	2,058,891	1,261,138	188,077
Cash	–	50,717	703	–
Receivables:
Investment securities sold	3,789,155	44,222,300	662,658	6,581,706
Dividends and interest	151,309	67,417	196,362	57,146
Capital shares sold	–	9,314	–	6,819

Total Assets	136,944,923	1,566,278,916	511,836,019	632,924,002

LIABILITIES
Payables:
Investment securities purchased	3,906,552	44,347,641	757,964	6,358,399
Collateral for securities on loan (Note 5)	4,485,493	71,189,692	5,623,093	24,280,853
Capital shares redeemed	–	7,892	–	–
Investment advisory fees (Note 2)	80,174	695,120	264,224	296,611

Total Liabilities	8,472,219	116,240,345	6,645,281	30,935,863

NET ASSETS	$128,472,704	$1,450,038,571	$505,190,738	$601,988,139

Net assets consist of:
Paid-in capital	$171,931,475	$1,718,265,416	$589,474,214	$564,662,074
Undistributed (distributions in excess of) net investment income	236,701	1,975,060	1,244,736	(557,958)
Accumulated net realized loss	(19,781,507)	(60,419,117)	(49,372,809)	(14,688,285)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(23,913,965)	(209,782,788)	(36,155,403)	52,572,308

NET ASSETS	$128,472,704	$1,450,038,571	$505,190,738	$601,988,139

Shares outstanding[c]	2,600,000	30,100,000	8,600,000	9,900,000

Net asset value per share	$49.41	$48.17	$58.74	$60.81

[a]	Securities on loan with market values of $4,231,812, $67,739,685, $5,414,630 and $22,970,904, respectively. See Note 5.
[b]	Cost of foreign currencies: $106,007, $2,125,359, $1,259,330 and $181,409, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 255 million, 400 million and 200 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Assets and Liabilities (Continued)

iSHARES® , INC.

August 31, 2010

iShares MSCI USA Index Fund

ASSETS
Investments, at cost:
Unaffiliated issuers	$2,473,141
Affiliated issuers (Note 2)	15,732

Total cost of investments	$2,488,873

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$2,228,728
Affiliated issuers (Note 2)	13,541

Total fair value of investments	2,242,269
Receivables:
Investment securities sold	7,066
Dividends and interest	6,672

Total Assets	2,256,007

LIABILITIES
Payables:
Investment securities purchased	7,736
Collateral for securities on loan (Note 5)	4,415
Investment advisory fees (Note 2)	296

Total Liabilities	12,447

NET ASSETS	$2,243,560

Net assets consist of:
Paid-in capital	$2,482,623
Undistributed net investment income	9,975
Accumulated net realized loss	(2,434)
Net unrealized depreciation	(246,604)

NET ASSETS	$2,243,560

Shares outstanding[b]	100,000

Net asset value per share	$22.44

[a]	Securities on loan with a value of $4,316. See Note 5.
[b]	$0.001 par value, number of shares authorized: 500 million.

See notes to financial statements.

64	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2010

	iShares MSCI Brazil Index Fund	iShares MSCI BRIC Index Fund	iShares MSCI Canada Index Fund	iShares MSCI Chile Investable Market Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$290,593,540	$17,723,523	$68,879,911	$5,860,940
Interest from affiliated issuers (Note 2)	6,183	527	1,301	681
Securities lending income from affiliated issuers (Note 2)	27,898	344,968	101,613	–

Total investment income	290,627,621	18,069,018	68,982,825	5,861,621

EXPENSES
Investment advisory fees (Note 2)	62,208,369	5,634,510	17,081,917	2,148,159

Total expenses	62,208,369	5,634,510	17,081,917	2,148,159

Net investment income	228,419,252	12,434,508	51,900,908	3,713,462

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	368,372,227	(12,252,741)	(78,047,718)	(2,773,934)
In-kind redemptions	–	–	186,832,607	–
Foreign currency transactions	4,444,155	(229,716)	219,606	(67,001)

Net realized gain (loss)	372,816,382	(12,482,457)	109,004,495	(2,840,935)

Net change in unrealized appreciation (depreciation) on:
Investments	1,246,267,635	63,797,865	93,475,647	149,611,290
Translation of assets and liabilities in foreign currencies	(235,100)	23,015	(132,732)	(490)

Net change in unrealized appreciation (depreciation)	1,246,032,535	63,820,880	93,342,915	149,610,800

Net realized and unrealized gain	1,618,848,917	51,338,423	202,347,410	146,769,865

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,847,268,169	$63,772,931	$254,248,318	$150,483,327

[a]	Net of foreign withholding tax of $29,621,449, $1,702,706, $12,144,978 and $2,295,882, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2010

	iShares MSCI Israel Capped Investable Market Index Fund	iShares MSCI Mexico Investable Market Index Fund	iShares MSCI South Africa Index Fund	iShares MSCI Turkey Investable Market Index Fund

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$5,726,705	$23,110,648	$13,884,705	$9,120,581
Interest from affiliated issuers (Note 2)	123	610	145	405
Securities lending income from affiliated issuers (Note 2)	177,023	743,404	36,327	789,907

Total investment income	5,903,851	23,854,662	13,921,177	9,910,893

EXPENSES
Investment advisory fees (Note 2)	1,106,791	6,401,000	3,137,352	2,492,426

Total expenses	1,106,791	6,401,000	3,137,352	2,492,426

Net investment income	4,797,060	17,453,662	10,783,825	7,418,467

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(10,729,401)	(43,573,745)	(9,372,462)	(9,647,140)
In-kind redemptions	10,828,730	72,820,613	40,224,814	34,943,768
Foreign currency transactions	(28,980)	186,943	49,959	(22,159)

Net realized gain	70,349	29,433,811	30,902,311	25,274,469

Net change in unrealized appreciation (depreciation) on:
Investments	(1,526,887)	(1,646,195)	23,526,400	46,428,259
Translation of assets and liabilities in foreign currencies	(4,832)	(50,597)	986	5,698

Net change in unrealized appreciation (depreciation)	(1,531,719)	(1,696,792)	23,527,386	46,433,957

Net realized and unrealized gain (loss)	(1,461,370)	27,737,019	54,429,697	71,708,426

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,335,690	$45,190,681	$65,213,522	$79,126,893

[a]	Net of foreign withholding tax of $964,279, $ –, $ – and $1,238,305, respectively.

See notes to financial statements.

66	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2010

iShares MSCI USA Index Fund[a]

NET INVESTMENT INCOME
Dividends from unaffiliated issuers[b]	$17,676
Dividends from affiliated issuers (Note 2)	28
Interest from affiliated issuers (Note 2)	2
Securities lending income from affiliated issuers (Note 2)	22

Total investment income	17,728

EXPENSES
Investment advisory fees (Note 2)	1,127

Total expenses	1,127

Net investment income	16,601

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(2,434)

Net realized loss	(2,434)

Net change in unrealized appreciation (depreciation)	(246,604)

Net realized and unrealized loss	(249,038)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(232,437)

[a]	For the period from May 5, 2010 (commencement of operations) to August 31, 2010.
[b]	Net of foreign withholding tax of $4.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Brazil Index Fund		iShares MSCI BRIC Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009	Year ended August 31, 2010	Year ended August 31, 2009

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$228,419,252	$192,844,870	$12,434,508	$3,504,150
Net realized gain (loss)	372,816,382	(963,274,219)	(12,482,457)	(17,449,387)
Net change in unrealized appreciation (depreciation)	1,246,032,535	238,177,276	63,820,880	16,000,615

Net increase (decrease) in net assets resulting from operations	1,847,268,169	(532,252,073)	63,772,931	2,055,378

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(384,786,885)	(222,728,833)	(12,829,123)	(3,193,491)

Total distributions to shareholders	(384,786,885)	(222,728,833)	(12,829,123)	(3,193,491)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,659,059	3,187,809,782	398,031,773	340,101,221
Cost of shares redeemed	(1,006,054,310)	(897,722,395)	–	(2,215,782)

Net increase (decrease) in net assets from capital share transactions	(999,395,251)	2,290,087,387	398,031,773	337,885,439

INCREASE IN NET ASSETS	463,086,033	1,535,106,481	448,975,581	336,747,326

NET ASSETS
Beginning of year	8,777,366,483	7,242,260,002	497,838,873	161,091,547

End of year	$9,240,452,516	$8,777,366,483	$946,814,454	$497,838,873

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(43,826,642)	$71,899,211	$617,952	$1,242,283

SHARES ISSUED AND REDEEMED
Shares sold	100,000	69,150,000	8,800,000	9,700,000
Shares redeemed	(15,000,000)	(17,350,000)	–	(100,000)

Net increase (decrease) in shares outstanding	(14,900,000)	51,800,000	8,800,000	9,600,000

See notes to financial statements.

68	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI Canada Index Fund		iShares MSCI Chile Investable Market Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009	Year ended August 31, 2010	Year ended August 31, 2009

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$51,900,908	$29,085,589	$3,713,462	$3,711,626
Net realized gain (loss)	109,004,495	(88,665,380)	(2,840,935)	(21,842,611)
Net change in unrealized appreciation (depreciation)	93,342,915	(320,275,596)	149,610,800	41,659,903

Net increase (decrease) in net assets resulting from operations	254,248,318	(379,855,387)	150,483,327	23,528,918

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(50,623,009)	(29,274,634)	(4,266,725)	(3,316,556)
Return of capital	–	–	(214,415)	–

Total distributions to shareholders	(50,623,009)	(29,274,634)	(4,481,140)	(3,316,556)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,858,101,617	1,115,573,096	378,631,231	234,309,554
Cost of shares redeemed	(1,008,121,985)	(383,866,414)	(117,487,891)	(67,475,216)

Net increase in net assets from capital share transactions	849,979,632	731,706,682	261,143,340	166,834,338

INCREASE IN NET ASSETS	1,053,604,941	322,576,661	407,145,527	187,046,700

NET ASSETS
Beginning of year	2,393,637,556	2,071,060,895	263,204,879	76,158,179

End of year	$3,447,242,497	$2,393,637,556	$670,350,406	$263,204,879

Undistributed net investment income included in net assets at end of year	$11,237,296	$9,728,466	$–	$553,151

SHARES ISSUED AND REDEEMED
Shares sold	69,800,000	50,600,000	6,350,000	5,850,000
Shares redeemed	(38,700,000)	(17,400,000)	(2,300,000)	(1,650,000)

Net increase in shares outstanding	31,100,000	33,200,000	4,050,000	4,200,000

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI Israel Capped Investable Market Index Fund		iShares MSCI Mexico Investable Market Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009	Year ended August 31, 2010	Year ended August 31, 2009

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,797,060	$2,794,735	$17,453,662	$6,673,063
Net realized gain (loss)	70,349	(32,145,219)	29,433,811	(266,827,625)
Net change in unrealized appreciation (depreciation)	(1,531,719)	2,015,065	(1,696,792)	12,202,418

Net increase (decrease) in net assets resulting from operations	3,335,690	(27,335,419)	45,190,681	(247,952,144)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,130,542)	(2,877,576)	(18,506,573)	(9,905,910)

Total distributions to shareholders	(5,130,542)	(2,877,576)	(18,506,573)	(9,905,910)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	136,885,872	1,502,612	1,412,598,195	800,186,831
Cost of shares redeemed	(114,410,341)	(67,698,624)	(683,521,351)	(803,735,494)

Net increase (decrease) in net assets from capital share transactions	22,475,531	(66,196,012)	729,076,844	(3,548,663)

INCREASE (DECREASE) IN NET ASSETS	20,680,679	(96,409,007)	755,760,952	(261,406,717)

NET ASSETS
Beginning of year	107,792,025	204,201,032	694,277,619	955,684,336

End of year	$128,472,704	$107,792,025	$1,450,038,571	$694,277,619

Undistributed net investment income included in net assets at end of year	$236,701	$339,150	$1,975,060	$2,841,028

SHARES ISSUED AND REDEEMED
Shares sold	2,550,000	50,000	28,100,000	22,900,000
Shares redeemed	(2,250,000)	(1,950,000)	(14,300,000)	(25,000,000)

Net increase (decrease) in shares outstanding	300,000	(1,900,000)	13,800,000	(2,100,000)

See notes to financial statements.

70	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI South Africa Index Fund		iShares MSCI Turkey Investable Market Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009	Year ended August 31, 2010	Year ended August 31, 2009

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,783,825	$15,496,775	$7,418,467	$2,499,255
Net realized gain (loss)	30,902,311	(51,609,671)	25,274,469	(5,778,951)
Net change in unrealized appreciation (depreciation)	23,527,386	22,370,334	46,433,957	4,879,633

Net increase (decrease) in net assets resulting from operations	65,213,522	(13,742,562)	79,126,893	1,599,937

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,009,132)	(16,108,974)	(8,702,771)	(3,253,085)

Total distributions to shareholders	(12,009,132)	(16,108,974)	(8,702,771)	(3,253,085)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	215,358,696	240,171,487	471,556,198	172,031,636
Cost of shares redeemed	(252,100,617)	(151,246,258)	(182,426,990)	(79,964,959)

Net increase (decrease) in net assets from capital share transactions	(36,741,921)	88,925,229	289,129,208	92,066,677

INCREASE IN NET ASSETS	16,462,469	59,073,693	359,553,330	90,413,529

NET ASSETS
Beginning of year	488,728,269	429,654,576	242,434,809	152,021,280

End of year	$505,190,738	$488,728,269	$601,988,139	$242,434,809

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$1,244,736	$2,312,820	$(557,958)	$181,540

SHARES ISSUED AND REDEEMED
Shares sold	3,800,000	5,600,000	8,350,000	4,250,000
Shares redeemed	(4,600,000)	(3,900,000)	(3,500,000)	(2,100,000)

Net increase (decrease) in shares outstanding	(800,000)	1,700,000	4,850,000	2,150,000

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

iShares MSCI USA Index Fund
Period from May 5, 2010[a] to August 31, 2010

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$16,601
Net realized loss	(2,434)
Net change in unrealized appreciation (depreciation)	(246,604)

Net decrease in net assets resulting from operations	(232,437)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,626)

Total distributions to shareholders	(6,626)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,482,623

Net increase in net assets from capital share transactions	2,482,623

INCREASE IN NET ASSETS	2,243,560

NET ASSETS
Beginning of period	–

End of period	$2,243,560

Undistributed net investment income included in net assets at end of period	$9,975

SHARES ISSUED
Shares sold	100,000

Net increase in shares outstanding	100,000

[a]	Commencement of operations.

See notes to financial statements.

72	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Brazil Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006

Net asset value, beginning of year	$58.26	$73.27	$61.59	$39.09	$28.18

Income from investment operations:
Net investment income[a]	1.56	1.56	1.93	1.09	1.00
Net realized and unrealized gain (loss)[b]	10.83	(14.63)	11.59	22.35	10.49

Total from investment operations	12.39	(13.07)	13.52	23.44	11.49

Less distributions from:
Net investment income	(2.58)	(1.94)	(1.41)	(0.94)	(0.58)
Net realized gain	–	–	(0.43)	–	–

Total distributions	(2.58)	(1.94)	(1.84)	(0.94)	(0.58)

Net asset value, end of year	$68.07	$58.26	$73.27	$61.59	$39.09

Total return	21.12%	(16.05)%	21.58%	60.82%	41.13%

Ratios/Supplemental data:
Net assets, end of year (000s)	$9,240,453	$8,777,366	$7,242,260	$4,434,334	$2,468,295
Ratio of expenses to average net assets	0.61%	0.65%	0.63%	0.69%	0.70%
Ratio of expenses to average net assets exclusive of foreign taxes	n/a	n/a	0.63%	0.68%	n/a
Ratio of net investment income to average net assets	2.24%	3.38%	2.37%	2.17%	2.65%
Portfolio turnover rate[c]	13%	30%	30%	22%	15%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007 and August 31, 2006 would have been 13%, 14%, 19%, 6% and 13%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI BRIC Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Period from Nov. 12, 2007[a] to Aug. 31, 2008

Net asset value, beginning of period	$37.57	$44.13	$56.50

Income from investment operations:
Net investment income[b]	0.66	0.58	0.72
Net realized and unrealized gain (loss)[c]	5.35	(6.60)	(12.93)

Total from investment operations	6.01	(6.02)	(12.21)

Less distributions from:
Net investment income	(0.64)	(0.54)	(0.16)

Total distributions	(0.64)	(0.54)	(0.16)

Net asset value, end of period	$42.94	$37.57	$44.13

Total return	15.95%	(13.08)%	(21.65)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$946,814	$497,839	$161,092
Ratio of expenses to average net assets[e]	0.69%	0.72%	0.72%
Ratio of expenses to average net assets exclusive of foreign taxes[e]	n/a	n/a	0.72%
Ratio of net investment income to average net assets[e]	1.52%	1.87%	1.74%
Portfolio turnover rate[f]	9%	7%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
f	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the years ended August 31, 2010, August 31, 2009 and the period ended August 31, 2008 would have been 8%, 6%, and 2%, respectively. See Note 4.

See notes to financial statements.

74	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Canada Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006

Net asset value, beginning of year	$23.70	$30.55	$29.87	$24.69	$20.30

Income from investment operations:
Net investment income[a]	0.43	0.41	0.47	0.35	0.25
Net realized and unrealized gain (loss)[b]	2.39	(6.84)	0.72	5.11	4.29

Total from investment operations	2.82	(6.43)	1.19	5.46	4.54

Less distributions from:
Net investment income	(0.42)	(0.42)	(0.51)	(0.28)	(0.15)

Total distributions	(0.42)	(0.42)	(0.51)	(0.28)	(0.15)

Net asset value, end of year	$26.10	$23.70	$30.55	$29.87	$24.69

Total return	11.91%	(20.51)%	3.88%	22.33%	22.46%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,447,242	$2,393,638	$2,071,061	$1,323,122	$1,101,161
Ratio of expenses to average net assets	0.53%	0.55%	0.52%	0.52%	0.54%
Ratio of expenses to average net assets exclusive of foreign taxes	n/a	0.55%	n/a	0.52%	n/a
Ratio of net investment income to average net assets	1.63%	2.00%	1.46%	1.32%	1.09%
Portfolio turnover rate[c]	6%	6%	11%	8%	20%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Chile Investable Market Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Period from Nov. 12, 2007[a] to Aug. 31, 2008

Net asset value, beginning of period	$44.61	$44.80	$48.84

Income from investment operations:
Net investment income[b]	0.59	0.76	0.92
Net realized and unrealized gain (loss)[c]	22.86	(0.42)	(4.38)

Total from investment operations	23.45	0.34	(3.46)

Less distributions from:
Net investment income	(0.66)	(0.53)	(0.58)
Return of capital	(0.03)	–	–

Total distributions	(0.69)	(0.53)	(0.58)

Net asset value, end of period	$67.37	$44.61	$44.80

Total return	52.88%	0.89%	(7.15)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$670,350	$263,205	$76,158
Ratio of expenses to average net assets[e]	0.61%	0.65%	0.63%
Ratio of net investment income to average net assets[e]	1.05%	1.98%	2.38%
Portfolio turnover rate[f]	42%	53%	16%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2010, August 31, 2009 and the period ended August 31, 2008 would have been 9%, 14% and 16%, respectively. See Note 4.

See notes to financial statements.

76	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Israel Capped Investable Market Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Period from Mar. 26, 2008[a] to Aug. 31, 2008

Net asset value, beginning of period	$46.87	$48.62	$50.33

Income from investment operations:
Net investment income[b]	1.40	0.98	0.21
Net realized and unrealized gain (loss)[c]	2.63	(1.75)	(1.92)

Total from investment operations	4.03	(0.77)	(1.71)

Less distributions from:
Net investment income	(1.49)	(0.98)	–

Total distributions	(1.49)	(0.98)	–

Net asset value, end of period	$49.41	$46.87	$48.62

Total return	8.57%	(0.63)%	(3.40)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$128,473	$107,792	$204,201
Ratio of expenses to average net assets[e]	0.61%	0.66%	0.63%
Ratio of net investment income to average net assets[e]	2.64%	2.66%	0.93%
Portfolio turnover rate[f]	21%	27%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Mexico Investable Market Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006

Net asset value, beginning of year	$42.59	$51.94	$58.35	$41.30	$29.04

Income from investment operations:
Net investment income[a]	0.72	0.43	1.40	0.64	0.76
Net realized and unrealized gain (loss)[b]	5.61	(9.17)	(6.21)	16.87	11.98

Total from investment operations	6.33	(8.74)	(4.81)	17.51	12.74

Less distributions from:
Net investment income	(0.75)	(0.61)	(1.60)	(0.46)	(0.48)

Total distributions	(0.75)	(0.61)	(1.60)	(0.46)	(0.48)

Net asset value, end of year	$48.17	$42.59	$51.94	$58.35	$41.30

Total return	14.83%	(16.50)%	(8.44)%	42.58%	44.11%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,450,039	$694,278	$955,684	$1,382,810	$764,107
Ratio of expenses to average net assets	0.53%	0.55%	0.52%	0.51%	0.54%
Ratio of net investment income to average net assets	1.46%	1.25%	2.42%	1.19%	2.06%
Portfolio turnover rate[c]	11%	13%	13%	14%	12%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Africa Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]	Year ended Aug. 31, 2006[a]

Net asset value, beginning of year	$51.99	$55.80	$62.26	$48.84	$41.50

Income from investment operations:
Net investment income[b]	1.18	1.94	2.28	1.50	1.44
Net realized and unrealized gain (loss)[c]	6.92	(3.84)	(6.02)	13.18	6.89

Total from investment operations	8.10	(1.90)	(3.74)	14.68	8.33

Less distributions from:
Net investment income	(1.35)	(1.91)	(2.72)	(1.26)	(0.99)

Total distributions	(1.35)	(1.91)	(2.72)	(1.26)	(0.99)

Net asset value, end of year	$58.74	$51.99	$55.80	$62.26	$48.84

Total return	15.80%	(2.23)%	(6.18)%	30.34%	20.06%

Ratios/Supplemental data:
Net assets, end of year (000s)	$505,191	$488,728	$429,655	$466,940	$297,898
Ratio of expenses to average net assets	0.61%	0.66%	0.63%	0.68%	0.70%
Ratio of net investment income to average net assets	2.09%	4.81%	3.61%	2.58%	2.79%
Portfolio turnover rate[d]	5%	16%	21%	8%	7%

[a]	Per share amounts were adjusted to reflect a two-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities

[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Turkey Investable Market Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Period from Mar. 26, 2008[a] to Aug. 31, 2008

Net asset value, beginning of period	$48.01	$52.42	$50.30

Income from investment operations:
Net investment income[b]	1.00	0.78	0.83
Net realized and unrealized gain (loss)[c]	13.02	(4.22)	1.29

Total from investment operations	14.02	(3.44)	2.12

Less distributions from:
Net investment income	(1.22)	(0.97)	–

Total distributions	(1.22)	(0.97)	–

Net asset value, end of period	$60.81	$48.01	$52.42

Total return	29.55%	(5.56)%	4.22%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$601,988	$242,435	$152,021
Ratio of expenses to average net assets[e]	0.61%	0.65%	0.63%
Ratio of net investment income to average net assets[e]	1.81%	2.39%	3.78%
Portfolio turnover rate[f]	13%	16%	27%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout the period)

iShares MSCI USA Index Fund
Period from May 5, 2010[a] to Aug. 31, 2010

Net asset value, beginning of period	$24.83

Income from investment operations:
Net investment income[b]	0.17
Net realized and unrealized loss	(2.49)

Total from investment operations	(2.32)

Less distributions from:
Net investment income	(0.07)

Total distributions	(0.07)

Net asset value, end of period	$22.44

Total return	(9.37)%[c]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,244
Ratio of expenses to average net assets[d]	0.15%
Ratio of net investment income to average net assets[d]	2.21%
Portfolio turnover rate[e]	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	Not annualized.
[d]	Annualized for periods of less than one year.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the iShares MSCI Brazil, iShares MSCI BRIC, iShares MSCI Canada, iShares MSCI Chile Investable Market, iShares MSCI Israel Capped Investable Market, iShares MSCI Mexico Investable Market, iShares MSCI South Africa, iShares MSCI Turkey Investable Market and iShares MSCI USA Index Funds (each, a “Fund,” collectively, the “Funds”). The iShares MSCI USA Index Fund commenced operations on May 5, 2010.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded equity securities in a particular market, as measured by that market’s equity securities index compiled by MSCI Inc. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund, except for the iShares MSCI USA Index Fund, invests in the securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or

82	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® , INC.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

The following table summarizes the values of each Fund’s investments according to the fair value hierarchy as of August 31, 2010. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

	Investments in Securities
iShares MSCI Index Fund	Level 1	Level 2	Level 3	Total

Brazil	$9,144,613,869	$–	$–	$9,144,613,869

BRIC
Common Stocks	$754,473,616	$–	$8,893,263	$763,366,879
Preferred Stocks	178,829,132	–	–	178,829,132
Rights	35	–	–	35
Warrants	8,881	–	–	8,881
Short-Term Investments	54,906,068	–	–	54,906,068

	$988,217,732	$–	$8,893,263	$997,110,995

Canada	$3,451,625,649	$–	$–	$3,451,625,649

Chile Investable Market	$671,302,038	$–	$–	$671,302,038

Israel Capped Investable Market	$132,898,826	$–	$–	$132,898,826

Mexico Investable Market	$1,519,870,277	$–	$–	$1,519,870,277

South Africa	$509,715,158	$–	$–	$509,715,158

Turkey Investable Market	$626,090,254	$–	$–	$626,090,254

USA	$2,242,269	$–	$–	$2,242,269

84	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

The following table provides the reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended August 31, 2010:

iShares MSCI Index Fund	Balance at Beginning of Year	Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers In (Out)[a]		Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held at End of Year

BRIC
Common Stocks	$–	$298,041	$5,175,380	$3,419,842	[b]	$8,893,263	$298,041

[a]	The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the period in which the event occurred.
[b]

Represents the transfer in of Ping An Insurance (Group) Company of China, Ltd. (“Ping An”) Class H shares from Level 1 to Level 3. At the request of Ping An, shares of its stock were suspended from trading on the Hong Kong Stock Exchange beginning June 30, 2010 pending the release of an announcement in relation to a potential transaction.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are disclosed in their Statements of Operations. Foreign taxes payable as of August 31, 2010, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® , INC.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are generally declared and paid at least semi-annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of August 31, 2010, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)

Brazil	$243,268,643	$3,098,800,505	$(244,599,337)	$3,097,469,811
BRIC	4,425,959	24,792,158	(18,748,919)	10,469,198
Canada	15,978,886	(353,007,101)	(130,024,282)	(467,052,497)
Chile Investable Market	–	171,712,492	(14,457,071)	157,255,421
Israel Capped Investable Market	404,129	(25,626,346)	(18,236,554)	(43,458,771)
Mexico Investable Market	1,975,060	(238,441,963)	(31,759,942)	(268,226,845)
South Africa	4,013,683	(48,641,393)	(39,655,766)	(84,283,476)
Turkey Investable Market	1,160,723	46,705,977	(10,540,635)	37,326,065
USA	9,975	(248,373)	(665)	(239,063)

For the years ended August 31, 2010 and August 31, 2009, the tax characterization of distributions paid for each Fund was equal to the book characterization of distributions paid. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2010.

86	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

From November 1, 2009 to August 31, 2010, certain Funds incurred net realized capital losses and net foreign currency losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending August 31, 2011 as follows:

iShares MSCI Index Fund	Deferred Net Realized Capital/Net Foreign Currency Losses
BRIC	$5,940,093
Canada	19,806,312
Chile Investable Market	858,100
Israel Capped Investable Market	6,650,884

iShares MSCI Index Fund	Deferred Net Realized Capital/Net Foreign Currency Losses
Mexico Investable Market	$13,032,194
South Africa	6,091,717
Turkey Investable Market	3,837,262
USA	665

Certain Funds had tax basis net capital loss carryforwards as of August 31, 2010, the tax year-end of the Funds, as follows:

iShares MSCI Index Fund	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Total
Brazil	$–	$–	$–	$–	$–	$–	$29,287,453	$215,311,884	$244,599,337
BRIC	–	–	–	–	–	–	1,540,740	11,268,086	12,808,826
Canada	–	–	2,931,648	–	5,363,291	5,107,471	27,886,883	68,928,677	110,217,970
Chile Investable Market	–	–	–	–	–	–	1,886,881	11,712,090	13,598,971
Israel Capped Investable Market	–	–	–	–	–	–	784,479	10,801,191	11,585,670
Mexico Investable Market	2,329,290	3,136,171	12,912	632,766	–	853,150	8,973,988	2,789,471	18,727,748
South Africa	–	527,613	–	260,738	1,607,845	972,024	15,339,464	14,856,365	33,564,049
Turkey Investable Market	–	–	–	–	–	–	720,636	5,982,737	6,703,373
Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Each Fund reclassifies at the end of its tax year certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® , INC.

As of August 31, 2010, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Brazil	$6,047,067,548	$3,875,619,595	$(778,073,274)	$3,097,546,321
BRIC	972,355,993	100,421,968	(75,666,966)	24,755,002
Canada	3,804,437,188	169,862,303	(522,673,842)	(352,811,539)
Chile Investable Market	499,589,069	171,712,969	–	171,712,969
Israel Capped Investable Market	158,525,016	1,822,650	(27,448,840)	(25,626,190)
Mexico Investable Market	1,758,245,755	23,235,601	(261,611,079)	(238,375,478)
South Africa	558,357,220	29,182,099	(77,824,161)	(48,642,062)
Turkey Investable Market	579,390,934	59,788,534	(13,089,214)	46,699,320
USA	2,490,642	29,261	(277,634)	(248,373)

Management has reviewed the tax positions as of August 31, 2010, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A., and certain affiliated companies to BlackRock, Inc. (“BlackRock,” and such sale, the “Transaction”). BTC is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Under the 1940 Act, upon completion of the Transaction on December 1, 2009, each Fund’s investment advisory agreement with BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, was automatically terminated. The Board and shareholders of the Funds approved a new investment advisory agreement with BFA. The investment advisory fee rates and expense arrangements for the Funds remained the same after the Transaction.

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for all expenses (“Covered Expenses”) of the Company, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

88	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

For its investment advisory services to the iShares MSCI Canada and iShares MSCI Mexico Investable Market Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these Funds and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

For its investment advisory services to the iShares MSCI Brazil, iShares MSCI Chile Investable Market, iShares MSCI Israel Capped Investable Market, iShares MSCI South Africa and iShares MSCI Turkey Investable Market Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these Funds and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion

For its investment advisory services to the iShares MSCI BRIC Index Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion

For its investment advisory services to the iShares MSCI USA Index Fund, BFA is entitled to an annual investment advisory fee of 0.15% of the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® , INC.

receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended August 31, 2010, BTC earned securities lending agent fees from the Funds as follows:

iShares MSCI Index Fund	Securities Lending Agent Fees
Brazil	$16,665
BRIC	204,584
Canada	61,367
Israel Capped Investable Market	103,210

iShares MSCI Index Fund	Securities Lending Agent Fees
Mexico Investable Market	$432,133
South Africa	20,303
Turkey Investable Market	464,373
USA	10

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statements of Operations.

Investments in issuers considered to be an affiliate of the Funds (excluding short-term investments) for the period May 5, 2010 to August 31, 2010, for the purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held End of Period	Value at End of Period	Dividend Income	Net Realized Gain

MSCI USA
BlackRock Inc.	–	8	–	8	$1,136	$16	$–
PNC Financial Services Group Inc. (The)	–	118	–	118	6,013	12	–

					$7,149	$28	$–

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2010 were as follows:

iShares MSCI Index Fund	Purchases	Sales
Brazil	$1,274,928,741	$2,460,716,045
BRIC	204,648,201	68,245,976
Canada	199,957,098	187,986,739
Chile Investable Market	412,135,393	151,392,914
Israel Capped Investable Market	35,582,801	35,791,526
Mexico Investable Market	189,847,645	131,590,118
South Africa	25,885,966	26,744,235
Turkey Investable Market	63,193,786	54,173,734
USA	114,654	29,842

90	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

In-kind transactions (see Note 4) for the year ended August 31, 2010 were as follows:

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
BRIC	$258,019,810	$–
Canada	1,847,162,513	1,002,116,858
Israel Capped Investable Market	135,518,033	112,879,849
Mexico Investable Market	1,407,217,454	682,310,813
South Africa	214,140,028	251,737,355
Turkey Investable Market	459,486,094	175,246,388
USA	2,401,432	–

4. CAPITAL SHARE TRANSACTIONS

The Company issues and redeems capital shares of each Fund only in aggregations of a specified number of shares (each, a “Creation Unit”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the corresponding MSCI Index and an amount of cash (except for the iShares MSCI Brazil, iShares MSCI BRIC and iShares MSCI Chile Investable Market Index Funds which are offered in Creation Units solely or partially for cash in U.S. dollars). Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of August 31, 2010, certain Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of August 31, 2010 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® , INC.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

92	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Brazil Index Fund, iShares MSCI BRIC Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI Turkey Investable Market Index Fund and iShares MSCI USA Index Fund, each a portfolio of the iShares MSCI Series (the “Funds”), at August 31, 2010, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	93

Tax Information (Unaudited)

iSHARES® INC.

For corporate shareholders, 100% of the income dividends paid by the iShares MSCI USA Index Fund during the fiscal period ended August 31, 2010 qualified for the dividends-received deduction.

For the fiscal year ended August 31, 2010, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid

Brazil	$320,214,989	$29,620,138
BRIC	19,426,229	1,694,560
Canada	81,024,889	12,132,596
Chile Investable Market	8,156,822	2,285,598
Israel Capped Investable Market	6,690,984	934,861
Turkey Investable Market	10,358,886	1,231,213

Under Section 854(b)(2) of the Code, certain Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2010:

iShares MSCI Index Fund	Qualified Dividend Income

Brazil	$14,222,394
BRIC	7,175,525
Canada	50,623,009
Israel Capped Investable Market	5,130,542

iShares MSCI Index Fund	Qualified Dividend Income

Mexico Investable Market	$18,506,573
South Africa	12,009,132
Turkey Investable Market	8,702,771
USA	6,626

In February 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2010. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

94	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Unaudited)

iSHARES® MSCI USA Index Fund

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required to consider and approve the Fund entering into an Investment Advisory Contract with BlackRock Fund Advisors (“BFA”) (the “Advisory Contract”). As required by Section 15(c), the Board requested, and BFA provided, such information as the Board deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

On December 1, 2009, BlackRock, Inc. (“BlackRock”) completed a transaction whereby it acquired from Barclays Bank PLC (“Barclays”) the interests in BFA, formerly known as Barclays Global Fund Advisors, and certain affiliated companies, including BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A. (the “Transaction”).

At a meeting held on September 16-17, 2009, the Board approved the selection of BFA and the Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA, BTC and BlackRock, as applicable, at the September 2009 Board meeting and at prior Board meetings. In that regard, at telephonic and in-person meetings held in June, July and August 2009, the Board, including the Independent Directors, discussed the Transaction and its potential impact on BFA. The Board received, in response to a written due diligence request prepared by the Board and its independent counsel, comprehensive written information from BFA, BTC and BlackRock, as applicable, covering a range of issues and received, in response to additional requests, further information in advance of and at an August 13, 2009 in-person Board meeting. To assist the Board, BlackRock provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition, and BFA provided materials and information about the Transaction. In addition, the Independent Directors consulted with their independent legal counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Directors, advised by their independent counsel, considered the following factors, no one of which was controlling, and made the following conclusions:

Nature, extent and quality of services to be provided by BFA – The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of services to be provided to the Fund by BFA, the Board considered BFA’s investment philosophy and experience, noting that over the past several years BFA and its affiliates have committed significant resources to the support of the other iShares funds. The Board considered in particular that BFA’s services for the other iShares funds capitalize on BFA’s core competencies, including the effective use of its proprietary investment models analyzing securities market risk, asset class correlations and expected returns. The Board also considered services provided by BFA and its affiliates in connection with the review of counterparty and issuer credit risk and securities lending opportunities and the oversight of intermediaries that provide shareholder support and processing functions.

The Board also considered BFA’s compliance program and its compliance record with respect to the other iShares funds. The Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and has made appropriate officers available as needed to provide further assistance with these matters, similar to the other iShares funds. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered BFA’s investment processes and strategies, and matters related to BFA’s portfolio transaction policies and procedures. The Board noted that BFA does not serve as investment adviser for any other series of registered investment companies with substantially similar investment objectives and strategies as the Fund; therefore, comparative performance information was generally not available.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	95

Board Review and Approval of Investment Advisory Contract (Unaudited) (Continued)

iSHARES® MSCI USA Index Fund

The Board noted the representations of BFA, BTC and BlackRock made at the June, July and August 2009 Board meetings that the Transaction was not expected to have any adverse effect on the resources and strengths of BFA in managing the Fund. The Board also considered that the Fund and its shareholders may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions® brand name. At the prior Board meetings, the Board discussed BlackRock’s current financial condition, its anticipated financial condition following the completion of the Transaction and its lines of business, and its current ownership structure and expected ownership structure following the completion of the Transaction. The Board also discussed BFA’s anticipated financial condition following the completion of the Transaction.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract were appropriate and supported the Board’s selection of BFA as investment adviser to the Fund.

Fund expenses – The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size or other differentiating factors, but were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to that tracked by the Fund, the Lipper Groups included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers). In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Groups, the statistical information may or may not provide meaningful direct comparisons to the Fund. The Board noted that the investment advisory fee rates and overall expenses for the Fund were generally lower than the median or average investment advisory fee rates and overall expenses of the funds in the Lipper Groups.

Based on this review, the Board concluded that the investment advisory fee and expense level of the Fund, as proposed to be managed by BFA, as compared to the investment advisory fees and expense levels of the funds in the relevant Lipper Group, were satisfactory for the purposes of approving the Advisory Contract.

Costs of services to be provided to the fund and profits to be realized by BFA and affiliates – The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationships had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the expiration of the Advisory Contract’s initial two year term and thus be in a position to evaluate whether any adjustments in Fund fees would be appropriate.

Economies of scale – In connection with its review of the Fund’s profitability analysis, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract did not provide for any breakpoints in the Fund’s investment advisory fee rates as the assets of the Fund increase. However, the Board further noted that possible future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the lower end of the marketplace, effectively giving Fund shareholders, from inception, the benefits of the lower average fee shareholders would have received from a fee structuring with declining breakpoints where the initial fee was higher. The Board also reviewed BFA’s historic profitability as investment adviser to the iShares fund complex and noted that BFA had continued to make significant investments in the iShares fund complex and that expenses had grown at a pace similar to the growth in revenue. The Board

96	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Unaudited) (Continued)

iSHARES® MSCI USA Index Fund

noted representations from BFA and BlackRock at the June, July and August 2009 Board meetings that BFA will continue to make significant investments in the iShares fund complex and the infrastructure supporting the iShares funds. It was noted at the prior Board meetings that it was not possible to evaluate how the Transaction would create opportunities for additional economies of scale.

Based on this review, as well as the discussions described above in connection with the Lipper Group comparisons, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the structure of the investment advisory fee reflects the sharing of potential economies of scale with the Fund’s shareholders.

Fees and services provided for other comparable funds/accounts managed by BFA and its affiliates – The Board considered certain information regarding the Fund’s annual investment advisory fee rate under the Advisory Contract in comparison to the investment advisory/management fee rates for other funds/accounts with substantially similar investment objectives and strategies, for which BFA (or its affiliate, BTC) provides investment advisory/management services, including collective funds and separate accounts (together, the “Other Accounts”). The Board noted that directly comparative investment advisory/management fee information was available for the Fund, as BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Fund. In reviewing the comparative investment advisory/management fee information for the Fund, the Board considered the general structure of the investment advisory/management fee in relation to the nature and extent of services to be provided to the Fund in comparison with the nature and extent of services provided to the Other Accounts, including, among other things, the level of complexity in managing the Fund and the Other Accounts under differing regulatory requirements and client guidelines. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts for which BFA or BTC provides investment advisory/management services, but that the differences appeared to be attributable to, among other things, the type and level of services provided to the Fund as compared to the Other Accounts. Based on this review, as well as the discussions described above in connection with the Lipper Group comparisons, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rate under the Advisory Contract, is fair and reasonable.

Other benefits to BFA and/or its affiliates – Except as noted below, the Board did not consider any ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA would not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board also considered the potential for revenue to BTC, the Company’s securities lending agent, in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act.

Based on this analysis, the Board determined that the Advisory Contract, including the investment advisory fee rate thereunder, is fair and reasonable in light of all relevant circumstances.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	97

Supplemental Information (Unaudited)

iSHARES® , INC.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds, except for the iShares MSCI USA Index Fund, included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Brazil Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	3	0.22%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	48	3.47
Greater than 0.5% and Less than 1.0%	107	7.74
Between 0.5% and –0.5%	1,037	75.05
Less than –0.5% and Greater than –1.0%	99	7.16
Less than –1.0% and Greater than –1.5%	16	1.16
Less than –1.5% and Greater than –2.0%	11	0.80
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0%	2	0.14

	1,382	100.00%

98	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI BRIC Index Fund

Period Covered: January 1, 2008 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	3	0.48%
Greater than 5.0% and Less than 5.5%	1	0.16
Greater than 4.5% and Less than 5.0%	2	0.32
Greater than 4.0% and Less than 4.5%	2	0.32
Greater than 3.5% and Less than 4.0%	2	0.32
Greater than 3.0% and Less than 3.5%	5	0.80
Greater than 2.5% and Less than 3.0%	8	1.27
Greater than 2.0% and Less than 2.5%	22	3.50
Greater than 1.5% and Less than 2.0%	41	6.53
Greater than 1.0% and Less than 1.5%	102	16.24
Greater than 0.5% and Less than 1.0%	129	20.54
Between 0.5% and –0.5%	206	32.81
Less than –0.5% and Greater than –1.0%	56	8.92
Less than –1.0% and Greater than –1.5%	20	3.18
Less than –1.5% and Greater than –2.0%	10	1.59
Less than –2.0% and Greater than –2.5%	8	1.27
Less than –2.5% and Greater than –3.0%	1	0.16
Less than –3.5%	10	1.59

	628	100.00%

iShares MSCI Canada Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	22	1.59
Greater than 0.5% and Less than 1.0%	137	9.91
Between 0.5% and –0.5%	1,092	79.03
Less than –0.5% and Greater than –1.0%	93	6.73
Less than –1.0% and Greater than –1.5%	21	1.52
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Chile Investable Market Index Fund

Period Covered: January 1, 2008 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	4	0.64%
Greater than 3.5% and Less than 4.0%	2	0.32
Greater than 3.0% and Less than 3.5%	1	0.16
Greater than 2.5% and Less than 3.0%	4	0.64
Greater than 2.0% and Less than 2.5%	7	1.11
Greater than 1.5% and Less than 2.0%	11	1.75
Greater than 1.0% and Less than 1.5%	45	7.17
Greater than 0.5% and Less than 1.0%	150	23.89
Between 0.5% and –0.5%	269	42.82
Less than –0.5% and Greater than –1.0%	89	14.17
Less than –1.0% and Greater than –1.5%	22	3.50
Less than –1.5% and Greater than –2.0%	11	1.75
Less than –2.0% and Greater than –2.5%	3	0.48
Less than –2.5% and Greater than –3.0%	4	0.64
Less than –3.0%	6	0.96

	628	100.00%

100	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Israel Capped Investable Market Index Fund

Period Covered: April 1, 2008 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	3	0.53%
Greater than 4.5% and Less than 5.0%	1	0.18
Greater than 4.0% and Less than 4.5%	3	0.53
Greater than 3.5% and Less than 4.0%	1	0.18
Greater than 3.0% and Less than 3.5%	5	0.88
Greater than 2.5% and Less than 3.0%	4	0.71
Greater than 2.0% and Less than 2.5%	9	1.59
Greater than 1.5% and Less than 2.0%	24	4.23
Greater than 1.0% and Less than 1.5%	45	7.94
Greater than 0.5% and Less than 1.0%	96	16.93
Between 0.5% and –0.5%	242	42.66
Less than –0.5% and Greater than –1.0%	50	8.82
Less than –1.0% and Greater than –1.5%	31	5.47
Less than –1.5% and Greater than –2.0%	26	4.59
Less than –2.0% and Greater than –2.5%	6	1.06
Less than –2.5% and Greater than –3.0%	7	1.23
Less than –3.0% and Greater than –3.5%	3	0.53
Less than –3.5% and Greater than –4.0%	1	0.18
Less than –4.0% and Greater than –4.5%	1	0.18
Less than –4.5% and Greater than –5.0%	3	0.53
Less than –5.0% and Greater than –5.5%	2	0.35
Less than –5.5% and Greater than –6.0%	2	0.35
Less than –6.0%	2	0.35

	567	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Mexico Investable Market Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.14%
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	11	0.80
Greater than 1.0% and Less than 1.5%	25	1.81
Greater than 0.5% and Less than 1.0%	130	9.41
Between 0.5% and –0.5%	959	69.40
Less than –0.5% and Greater than –1.0%	177	12.81
Less than –1.0% and Greater than –1.5%	43	3.11
Less than –1.5% and Greater than –2.0%	14	1.01
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5%	1	0.07

	1,382	100.00%

102	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI South Africa Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	10	0.72%
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	12	0.87
Greater than 2.5% and Less than 3.0%	13	0.94
Greater than 2.0% and Less than 2.5%	45	3.26
Greater than 1.5% and Less than 2.0%	68	4.92
Greater than 1.0% and Less than 1.5%	131	9.48
Greater than 0.5% and Less than 1.0%	230	16.64
Between 0.5% and –0.5%	509	36.84
Less than –0.5% and Greater than –1.0%	137	9.91
Less than –1.0% and Greater than –1.5%	72	5.21
Less than –1.5% and Greater than –2.0%	61	4.41
Less than –2.0% and Greater than –2.5%	31	2.24
Less than –2.5% and Greater than –3.0%	13	0.94
Less than –3.0% and Greater than –3.5%	20	1.45
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	4	0.29
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5% and Greater than –6.0%	3	0.22
Less than –6.0%	8	0.58

	1,382	100.00%

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Turkey Investable Market Index Fund

Period Covered: April 1, 2008 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	7	1.23%
Greater than 5.5% and Less than 6.0%	3	0.53
Greater than 5.0% and Less than 5.5%	1	0.18
Greater than 4.5% and Less than 5.0%	2	0.35
Greater than 4.0% and Less than 4.5%	3	0.53
Greater than 3.5% and Less than 4.0%	1	0.18
Greater than 3.0% and Less than 3.5%	8	1.41
Greater than 2.5% and Less than 3.0%	15	2.65
Greater than 2.0% and Less than 2.5%	18	3.17
Greater than 1.5% and Less than 2.0%	27	4.76
Greater than 1.0% and Less than 1.5%	66	11.64
Greater than 0.5% and Less than 1.0%	80	14.11
Between 0.5% and –0.5%	168	29.62
Less than –0.5% and Greater than –1.0%	45	7.94
Less than –1.0% and Greater than –1.5%	42	7.41
Less than –1.5% and Greater than –2.0%	29	5.11
Less than –2.0% and Greater than –2.5%	15	2.65
Less than –2.5% and Greater than –3.0%	9	1.59
Less than –3.0% and Greater than –3.5%	6	1.06
Less than –3.5% and Greater than –4.0%	5	0.88
Less than –4.0% and Greater than –4.5%	3	0.53
Less than –4.5% and Greater than –5.0%	2	0.35
Less than –5.0% and Greater than –5.5%	1	0.18
Less than –5.5% and Greater than –6.0%	4	0.71
Less than –6.0%	7	1.23

	567	100.00%

104	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares, Inc., iShares Trust, BlackRock Funds III (formerly, Barclays Global Investors Funds) and Master Investment Portfolio, each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and, as a result, oversees a total of 214 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers
Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (53)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); Chairman, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Director (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Trustee of iShares Trust (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	105

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors
Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (71)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2002); Independent Chairman of iShares Trust (since 2010); Director of Continental Airlines Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

Darrell Duffie (56)	Director (since 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Trustee of iShares Trust (since 2008); Director of Moody’s Corp. (since 2008).

Cecilia H. Herbert (61)	Director (since 2005).	Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School; Chair of Investment Committee, Archdiocese of San Francisco (1994-2005).	Trustee of iShares Trust (since 2005); Director, Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (67)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005).

John E. Martinez (49)	Director (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Trustee of iShares Trust (since 2003); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).

106	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors (Continued)
Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

Robert H. Silver (55)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007).

DIRECTOR AND OFFICER INFORMATION	107

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (53)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002- 2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (43)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (47)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (45)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

108	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	109

Notes:

110	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	111

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares Russell Domestic Index Funds	Trading Symbol
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC

iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS

iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL

iShares Dow Jones Domestic Index Fund
iShares Dow Jones U.S.	IYY

iShares MSCI Domestic Index Fund
iShares MSCI USA	EUSA

iShares MSCI Socially Responsible Index Funds
iShares MSCI KLD 400 Social	DSI
iShares MSCI USA ESG Select Social	KLD

iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

iShares Domestic Specialty Index Funds	Trading Symbol
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY

iShares North American Sector/Subsector Index Funds
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia Networking	IGN
iShares S&P North American Technology- Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE

iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU

iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration & Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB

iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL

iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

112	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

iShares International Country Index Funds	Trading Symbol
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Brazil Small Cap	EWZS
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI China Small Cap	ECNS
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares S&P India Nifty 50	INDY
iShares MSCI Indonesia Investable Market	EIDO
iShares MSCI Ireland Capped Investable Market	EIRL
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI New Zealand Investable Market	ENZL
iShares MSCI All Peru Capped	EPU
iShares MSCI Philippines Investable Market	EPHE
iShares MSCI Poland Investable Market	EPOL
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU

iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF

iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

iShares Target Date Index Funds	Trading Symbol
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV

iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK

iShares International/Global Sector Index Funds
iShares MSCI ACWI ex US Consumer Discretionary Sector	AXDI
iShares MSCI ACWI ex US Consumer Staples Sector	AXSL
iShares MSCI ACWI ex US Energy Sector	AXEN
iShares MSCI ACWI ex US Financials Sector	AXFN
iShares MSCI ACWI ex US Health Care Sector	AXHE
iShares MSCI ACWI ex US Industrials Sector	AXID
iShares MSCI ACWI ex US Information Technology Sector	AXIT
iShares MSCI ACWI ex US Materials Sector	AXMT
iShares MSCI ACWI ex US Telecommunication Services Sector	AXTE
iShares MSCI ACWI ex US Utilities Sector	AXUT
iShares MSCI Emerging Markets Financials Sector	EMFN
iShares MSCI Emerging Markets Materials Sector	EMMT
iShares MSCI Europe Financials Sector	EUFN
iShares MSCI Far East Financials Sector	FEFN
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI

iShares International/Global Theme Based and Specialty Index Funds
iShares Dow Jones International Select Dividend	IDV
iShares S&P Emerging Markets Infrastructure	EMIF
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD

iShares U.S. Multisector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI
iShares 10+ Year Government/Credit	GLJ

iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

THE iSHARES FAMILY OF FUNDS	113

The iShares® Family of Funds (Continued)

iShares U.S. Credit Bond Funds	Trading Symbol
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares 10+ Year Credit	CLY
iShares iBoxx $ High Yield Corporate	HYG

iShares AMT-Free Municipal Bond Funds	Trading Symbol
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF
iShares 2012 S&P AMT-Free Municipal Series	MUAA
iShares 2013 S&P AMT-Free Municipal Series	MUAB
iShares 2014 S&P AMT-Free Municipal Series	MUAC
iShares 2015 S&P AMT-Free Municipal Series	MUAD
iShares 2016 S&P AMT-Free Municipal Series	MUAE
iShares 2017 S&P AMT-Free Municipal Series	MUAF

iShares U.S. Securitized Bond Fund
iShares Barclays MBS	MBB

iShares International Bond Funds
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

The iShares Funds that are registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 as iShares, Inc. and iShares Trust (“Funds”) are distributed in the U.S. by SEI Investments Distribution Co. (“SEI”). iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. The Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, JPMorgan Chase & Co., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Russell Investment Group or Standard & Poor’s, nor are they sponsored, endorsed or issued by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Developed Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2010 Annual Report.

iS-3594-1010

114	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.

2.   From the main page, select the first letter of your brokerage firm’s name.

3.   Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.   Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a monthly basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2010 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-84-0810

2010 ANNUAL REPORT TO SHAREHOLDERS

iSHARES® MSCI SERIES

AUGUST 31, 2010

»  Would you prefer to receive materials like this electronically?

See inside back cover for details.

iShares MSCI Australia Index Fund  |  EWA  |  NYSE Arca

iShares MSCI Hong Kong Index Fund  |  EWH  |  NYSE Arca

iShares MSCI Japan Small Cap Index Fund  |  SCJ  |  NYSE Arca

iShares MSCI Malaysia Index Fund  |  EWM  |  NYSE Arca

iShares MSCI Pacific ex-Japan Index Fund  |  EPP  |  NYSE Arca

iShares MSCI Singapore Index Fund  |  EWS  |  NYSE Arca

iShares MSCI South Korea Index Fund  |  EWY  |  NYSE Arca

iShares MSCI Taiwan Index Fund  |  EWT  |  NYSE Arca

iShares MSCI Thailand Investable Market Index Fund  |  THD  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRALIA INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
6.86%	7.72%	7.45%	7.68%	7.59%	7.38%	11.68%	11.66%	11.27%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
6.86%	7.72%	7.45%	44.79%	44.16%	42.79%	201.73%	201.30%	190.82%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRALIA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Financial	43.09%

Basic Materials	24.08

Consumer Non-Cyclical	11.60

Industrial	9.38

Energy	5.74

Consumer Cyclical	2.06

Communications	1.69

Utilities	0.88

Technology	0.48

Short-Term and Other Net Assets	1.00

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
BHP Billiton Ltd.	14.00%

Commonwealth Bank of Australia	8.77

Westpac Banking Corp.	7.28

Australia and New Zealand Banking Group Ltd.	6.45

National Australia Bank Ltd.	5.54

Woolworths Ltd.	3.88

Wesfarmers Ltd.	3.62

Rio Tinto Ltd.	3.44

Newcrest Mining Ltd.	3.21

Westfield Group	3.09

TOTAL	59.28%

The iShares MSCI Australia Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Australian market, as measured by the MSCI Australia IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 6.86%, while the total return for the Index was 7.45%.

Australia’s economy remained relatively calm through the global financial crisis and into the early part of the reporting period, and then gained momentum as the reporting period progressed. GDP grew 3.3% in the second quarter of 2010 versus the year-ago quarter. Driven by international trade and rising metals prices, it was Australia’s strongest quarter in three years. Export volumes rose 5.6% during the second quarter, driven by a boom in mining as China continued its strong demand for steel and energy products. Coal exports grew in value by about $4 billion as prices rose 25% and volumes increased by 22%. Metal ore exports increased $5 billion as prices rose nearly 40%.

Noting the strength in the Australian economy, the Reserve Bank of Australia (“RBA”), boosted short-term interest rates to 4.5%, up from 3.0% a year ago in an effort to contain inflation. Household consumption remained strong in the face of higher borrowing costs, and the RBA indicated that the economy was growing at close to full capacity. Discretionary spending also grew, as spending in cafes and restaurants was up 5% in the second quarter versus a year ago. Meanwhile, housing construction rebounded during the summer, snapping a contraction in recent months, as employment and wages grew steadily.

In agriculture, Australia temporarily replaced Russia as a leading supplier of wheat to the world. Australia, already a major exporter of agricultural products, produced significantly more wheat than expected during the one-year period ended March 31, 2010, up 36% from its five-year average due to above-normal rainfall. Combined with sharply higher global grain prices, this boost in volume has added billions of dollars to Australia’s export revenue. In Russia, by contrast, wheat production fell sharply after a drought destroyed its wheat crop, prompting the government to halt grain exports. Australia remains a major agricultural supplier to Asia, especially Indonesia, the world’s fourth largest wheat importer behind Egypt, Brazil and the European Union.

2	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRALIA INDEX FUND

In this environment, eight of the Fund’s top ten holdings as of August 31, 2010 recorded gains for the reporting period, led by manufacturing conglomerate Wesfarmers Ltd., mining firm Rio Tinto Ltd., and international gold producer Newcrest Mining Ltd. Two of the Fund’s top ten holdings, National Australia Bank Ltd. and Westpac Banking Corp., recorded losses.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	3

Management’s Discussion of Fund Performance

iSHARES® MSCI HONG KONG INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
14.85%	14.64%	15.63%	7.61%	7.48%	8.22%	4.46%	4.27%	5.26%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
14.85%	14.64%	15.63%	44.29%	43.44%	48.46%	54.74%	51.88%	67.03%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

4	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI HONG KONG INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Financial	51.76%

Diversified	14.11

Utilities	13.81

Consumer Cyclical	13.67

Industrial	3.39

Communications	1.65

Technology	0.67

Basic Materials	0.49

Short-Term and Other Net Assets	0.45

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Sun Hung Kai Properties Ltd.	8.17%

Cheung Kong (Holdings) Ltd.	7.33

Hong Kong Exchanges and Clearing Ltd.	6.52

Hutchison Whampoa Ltd.	6.36

CLP Holdings Ltd.	6.05

Li & Fung Ltd.	4.55

Hang Seng Bank Ltd.	4.34

Hong Kong and China Gas Co. Ltd. (The)	4.22

BOC Hong Kong (Holdings) Ltd.	4.05

Swire Pacific Ltd. Class A	4.01

TOTAL	55.60%

The iShares MSCI Hong Kong Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Hong Kong market, as measured by the MSCI Hong Kong IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 14.85%, while the total return for the Index was 15.63%.

Hong Kong’s economy remained buoyant throughout the reporting period, expanding 6.3% during the second quarter of 2010 versus the year-ago quarter as the city’s jobless rate fell to 4.2%, the lowest level in nearly two years. Exports rose 22% during the first quarter and 20% during the second quarter. Meanwhile, tourism reached record levels, with a record 16.9 million visitors, including 10.5 million from China, entering the city in the first six months of 2010.

Hong Kong’s closest business partner is mainland China whose GDP continued to advance at a 10.3% annual rate. Through August, industrial production was up 13.9% from the prior year, accelerating from 13.4% in July. China’s currency, the yuan, controlled by the People’s Bank of China, continued to increase in value against other currencies since the central bank ended fixed exchange rates in June.

Commercial rents in Hong Kong have nearly doubled since the beginning of the financial crisis in late 2007. Home prices rose 30% in 2009 and another 13% through August 2010. In particular, Hong Kong’s real estate market was supported by capital inflows from wealthy mainland Chinese residents who bought property for investment purposes. In addition, Hong Kong pegs its interest rates to the U.S., which continue to be at historically low levels. The Hong Kong Monetary Authority has kept its base interest rate at a record low of 0.5% since December 2008. That has made real estate financing extremely attractive to borrowers.

To cool the city’s hot real estate market, the government raised the tax on high-end transactions. It also banned sales contracts on new condominiums “flipped” before the buildings were completed. The Hong Kong Monetary Authority ordered banks to “stress-test” mortgage applications to ensure borrowers can withstand a two-percentage point increase in interest rates. Indeed, some developers are beginning to shy away, preferring land prices in mainland China.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI HONG KONG INDEX FUND

In this environment, nine of the Fund’s top ten holdings as of August 31, 2010 recorded gains for the reporting period, led by exporter Li & Fung Ltd., major bank holding company BOC Hong Kong (Holdings) Ltd. and The Hong Kong and China Gas Co. Ltd., all of which posted solid double-digit gains. Only one top ten holding, Hong Kong Exchanges and Clearing Ltd., the stock exchange of Hong Kong, recorded a loss.

6	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/10			Inception to 8/31/10			Inception to 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(6.25)%	(5.81)%	(6.01)%	(4.98)%	(5.05)%	(4.73)%	(12.88)%	(13.05)%	(12.25)%

Total returns for the period since inception are calculated from the inception date of the Fund (12/20/07). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/21/07), the NAV of the Fund is used as a proxy for the Market Price to calculated market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Industrial	25.00%

Consumer Cyclical	24.74

Financial	18.12

Consumer Non-Cyclical	14.09

Basic Materials	10.46

Communications	4.20

Technology	2.33

Utilities	0.69

Energy	0.06

Short-Term and Other Net Assets	0.31

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Sotetsu Holdings Inc.	0.59%

Miraca Holdings Inc.	0.57

Sawai Pharmaceutical Co. Ltd.	0.50

Rengo Co. Ltd.	0.49

Ebara Corp.	0.49

Yamatake Corp.	0.48

Misumi Group Inc.	0.48

Awa Bank Ltd. (The)	0.48

Nippon Kayaku Co. Ltd.	0.46

Shiga Bank Ltd. (The)	0.46

TOTAL	5.00%

The iShares MSCI Japan Small Cap Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Japan Small Cap IndexSM (the “Index”). The Index targets 40% of the eligible small-cap universe within each industry group in the MSCI Japan IndexSM, which consists of stocks traded primarily on the Tokyo Stock Exchange. MSCI defines the small-cap universe as all listed securities that have a market capitalization in the range of $202 —$1,723 million. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was (6.25)%, while the total return for the Index was (6.01)%.

Japanese small capitalization stocks performed in line with the broad Japanese equity market, but underperformed other Asian small cap markets for the reporting period. After showing signs of recovery early in the reporting period, Japan’s economy slowed sharply as the reporting period came to a close. GDP rose just 0.4% in the most recent quarter against the year-ago period, down from growth of 4.4% in the quarter ended March 31. In many ways, 2010 echoed back to 2009: weak consumer spending, concerns of deflation, soaring federal debt and weak demand for Japanese exports. Consumer spending, which accounts for 60% of Japan’s economy, was flat during the first half of 2010. Persistent deflation created a drag on economic growth, as consumers waited for prices to drop before buying goods and services. Inflation was a negative 1.9% in the most recent quarter, a slight improvement over the prior quarter, when prices fell 2.8%. Japan’s federal debt is nearly 200% of annual GDP, and the International Monetary Fund recently warned that Japan was reaching a point at which markets become concerned about the threat of default.

Despite these concerns, Japan’s currency continued to strengthen, reaching a 15-year high against the U.S. dollar, dampening demand for Japanese exports. In response, as the reporting period came to a close, the Japanese government was considering options to weaken the yen by intervening in the market. Still, the strong yen has had its advantages, elevating Japan’s buying power in other countries. Through August 2010, Japanese corporations have already spent more money acquiring foreign companies than in all of 2009 with major acquisitions having taken place in telecommunications, convenience stores and e-commerce.

However, the Japanese government, which last intervened in 2004, faced resistance from the U.S. and Europe, because a weaker Japanese currency translates into a potentially stronger dollar and euro, which in turn could dampen U.S. and European exports. Political resistance was also felt from within Japan. The Democratic Party of Japan, which took power from the long-ruling Liberal Democratic Party, announced plans to cut Japan’s top corporate tax rate, the highest in the industrialized world, from 40% to 25%. However, political

8	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

concerns make such a move difficult to accomplish. Already, Prime Minister Naoto Kan has had to fend off a challenge to his power from within his own party.

In this economic environment, eight of the Fund’s top ten holdings as of August 31, 2010 recorded gains for the reporting period, including generic drug maker Sawai Pharmaceutical Co. Ltd., medical diagnostics company Miraca Holdings Inc. and conglomerate Sotetsu Holdings Inc., with interests in transportation, construction, real estate, supermarkets and leisure. Two of the top ten holdings to post losses for the reporting period were engineering firm Ebara Corp. and Shiga Bank Ltd.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI MALAYSIA INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
35.76%	36.50%	36.44%	16.52%	16.22%	17.10%	10.82%	10.72%	11.72%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
35.76%	36.50%	36.44%	114.77%	112.04%	120.20%	179.25%	176.84%	202.80%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. As the Fund has a NAV which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

10	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MALAYSIA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Financial	31.03%

Consumer Non-Cyclical	14.99

Consumer Cyclical	14.49

Communications	11.47

Industrial	9.62

Utilities	8.75

Diversified	7.74

Energy	0.85

Basic Materials	0.83

Short-Term and Other Net Assets	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
CIMB Group Holdings Bhd	9.71%

Malayan Banking Bhd	8.57

Sime Darby Bhd	7.25

Genting Bhd	6.74

IOI Corp. Bhd	5.62

Tenaga Nasional Bhd	5.54

Public Bank Bhd Foreign	4.15

Maxis Communications Bhd	3.88

Axiata Group Bhd	3.63

AMMB Holdings Bhd	3.28

TOTAL	58.37%

The iShares MSCI Malaysia Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Malaysian market, as measured by the MSCI Malaysia IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 35.76%, while the total return for the Index was 36.44%.

After a difficult 2009, Malaysia’s economy became one of the fastest growing in the world although it slowed somewhat as the reporting period came to a close. Malaysia’s GDP grew 8.9% during the second quarter of 2010 compared to the year-earlier period, following growth of 10.1% in the first quarter of 2010, its fastest growth in 10 years. Meanwhile, inflation appeared under control. Consumer prices rose about 1.5% during the first seven months of 2010 versus the year-ago period.

In an effort to cut the country’s budget deficit, the government has pledged to reduce expensive state subsidies on such staples as food and energy. Subsidies on fuel and sugar are gradually phasing out in an effort to reduce the deficit and attract foreign investment. Malaysia, which had a budget deficit of 7% of GDP in 2009, is aiming for 5% in 2010, according to government pronouncements. Meanwhile, the country’s exports earnings grew by 22% in the second quarter and 31% in the first quarter compared to the year-ago quarters.

During 2010, China moved to facilitate trade between the two countries when it allowed the Chinese yuan to trade against the Malaysian ringgit. Just prior to this move, Malaysia’s central bank removed restrictions on the trading of its currency by outside investors. In this less regulated environment, the ringgit reached a 13-year high against the U.S. dollar in August.

Like many countries in Asia, Malaysia’s population has become wealthier as a whole, with a rising middle class, a strong banking system, an improving infrastructure and an emerging domestic economy that is becoming less dependent on international trade, particularly with the U.S. and Europe. In June, the government issued a Five-Year Economic Plan which calls for a focus on private-sector jobs in areas such as financial services, electronics, agriculture, tourism and green technology.

In this environment, all of the Fund’s top ten holdings as of August 31, 2010 recorded double-digit gains for the reporting period, led by CIMB Group Holdings Bhd, Malaysia’s second largest financial services provider and the Fund’s largest holding. Genting Bhd, a hotel and

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MALAYSIA INDEX FUND

resort company, Axiata Group Bhd, a mobile telecommunications firm, and AMMB Holdings Bhd, an investment holding company, all posted strong gains. Sime Darby Bhd, a multinational conglomerate and Maxis Communications Bhd, a mobile communications service provider, recorded more modest double-digit gains.

12	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Inception to 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.27%	10.30%	10.80%	8.18%	7.94%	8.13%	13.72%	13.73%	13.68%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Inception to 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
10.27%	10.30%	10.80%	48.19%	46.50%	47.84%	212.17%	212.25%	210.90%

Total returns for the period since inception are calculated from the inception date of the Fund (10/25/01). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/26/01), the NAV of the Fund is used as a proxy for the Market Price to calculated market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Financial	45.72%

Basic Materials	15.87

Consumer Non-Cyclical	9.09

Industrial	8.50

Consumer Cyclical	4.88

Diversified	3.76

Energy	3.76

Communications	3.65

Utilities	3.48

Technology	0.45

Short-Term and Other Net Assets	0.84

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
BHP Billiton Ltd. (Australia)	9.17%

Commonwealth Bank of Australia (Australia)	5.74

Westpac Banking Corp. (Australia)	4.76

Australia and New Zealand Banking Group Ltd. (Australia)	4.22

National Australia Bank Ltd. (Australia)	3.63

Woolworths Ltd. (Australia)	2.54

Wesfarmers Ltd. (Australia)	2.37

Rio Tinto Ltd. (Australia)	2.25

Newcrest Mining Ltd. (Australia)	2.11

Westfield Group (Australia)	2.02

TOTAL	38.81%

The iShares MSCI Pacific ex-Japan Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Australia, Hong Kong, New Zealand and Singapore markets, as measured by the MSCI Pacific ex-Japan IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 10.27%, while the total return for the Index was 10.80%.

As of the end of the reporting period, the majority of the Fund was invested in three countries: Australia, Hong Kong and Singapore, all of which recovered quickly from the global financial crisis that had abated as the reporting period began. Australia’s economy was relatively strong during the reporting period, as GDP grew 3.3% in the second quarter of 2010 versus the year-ago quarter. Driven by international trade and rising metals prices, it was Australia’s strongest quarter in three years. Export volumes rose 5.6% during the second quarter, driven by a boom in mining as China continued its strong demand for steel and energy products. Coal exports grew in value by about $4 billion as prices rose 25% and volumes increased by 22%. Metal ore exports increased $5 billion as prices rose nearly 40%.

Noting the strength in the Australian economy, the Reserve Bank of Australia (“RBA”), boosted short-term interest rates to 4.5%, up from 3.0% a year ago in an effort to contain inflation. Household consumption remained strong in the face of higher borrowing costs, and the RBA indicated that the economy is growing at close to full capacity. Meanwhile, housing construction rebounded during the summer, snapping a contraction in recent months, as employment and wages grew steadily. In agriculture, Australia temporarily replaced Russia as a leading supplier of wheat to the world. Australia, already a major exporter of agricultural products, produced significantly more wheat than expected during the one-year period ended March 31, 2010, up 36% from its five-year average due to above-normal rainfall. Combined with sharply higher global grain prices, this boost in volume has added billions of dollars to Australia’s export revenue.

Hong Kong’s economy was buoyant during the reporting period, as the city’s jobless rate fell to 4.2%. Commercial rents have nearly doubled since the beginning of the financial crisis in late 2007. Home prices rose 30% in 2009 and another 13% through August 2010. To cool the city’s hot real estate market, the government raised the tax on high-end transactions. It also banned sales contracts on new

14	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

condominiums “flipped” before the buildings were completed. The Hong Kong Monetary Authority ordered banks to “stress-test” mortgage applications to ensure borrowers can withstand a two-percentage point increase in interest rates.

Singapore’s economy was surging during the reporting period, with GDP rising 18.8% and 19.3% in the second and first quarters of 2010, respectively, compared to the same periods in 2009. According to Singapore’s Ministry of Trade and Industry, Singapore’s expansion in the first half of 2010 was the fastest on record.

In this environment, eight of the Fund’s top ten holdings as of August 31, 2010 – all based in Australia – recorded gains for the reporting period, led by manufacturing conglomerate Wesfarmers Ltd., mining firm Rio Tinto Ltd., and international gold producer Newcrest Mining Ltd. The two negative performers were banks, National Australia Bank Ltd. and Westpac Banking Corp.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI SINGAPORE INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
22.68%	22.57%	22.87%	13.75%	13.58%	13.95%	8.08%	7.95%	7.99%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
22.68%	22.57%	22.87%	90.41%	89.01%	92.16%	117.41%	114.86%	115.63%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

16	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SINGAPORE INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Financial	51.50%

Communications	14.48

Consumer Non-Cyclical	10.60

Industrial	9.78

Diversified	7.19

Consumer Cyclical	5.63

Short-Term and Other Net Assets	0.82

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Singapore Telecommunications Ltd.	11.02%

DBS Group Holdings Ltd.	10.94

United Overseas Bank Ltd.	10.22

Oversea-Chinese Banking Corp. Ltd.	9.46

Keppel Corp. Ltd.	5.00

Genting Singapore PLC	4.71

Wilmar International Ltd.	4.69

CapitaLand Ltd.	4.03

Singapore Airlines Ltd.	3.66

Singapore Exchange Ltd.	3.19

TOTAL	66.92%

The iShares MSCI Singapore Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Singapore market, as measured by the MSCI Singapore IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 22.68%, while the total return for the Index was 22.87%.

Singapore’s economy, which was among the hardest hit economies during the global financial crisis, surged during the reporting period, with GDP rising 18.8% and 19.3% in the second and first quarters of 2010 compared to the same periods in 2009. According to Singapore’s Ministry of Trade and Industry, Singapore’s expansion in the first half of 2010 was the fastest on record.

Exports were very strong late in the reporting period, particularly for electronics and pharmaceuticals to the U.S. and Europe. August 2010 exports to the European Union more than doubled from a year earlier, up from July’s 27% growth. Shipments to the U.S. were up 42% in August after rising 30% in July. Exports to China rose 36% in August versus the year-ago period and 34% in July.

The strong economy has led the Singapore government to introduce curbs on housing market speculation after prices reached record highs. Measures include requiring a higher down payment on home purchases as well as increased supply of housing and land for development. Meanwhile, the financial services sector grew strongly during the reporting period, particularly foreign-exchange trading and bank lending.

In 2010, the government lifted a 40-year ban on gaming, launching this industry in order to boost tourism and retail spending. Two casinos opened for business and produced earnings that beat market expectations. Visitor arrivals grew 24% in July 2010 compared to July 2009 to a record 1.1 million people.

In this environment, nine of the Fund’s top ten holdings as of August 31, 2010 recorded gains for the reporting period, led by Genting Singapore PLC, a resorts and gaming company, Keppel Corp. Ltd., which manufactures offshore oil rigs and Singapore Airlines Ltd. The only top-ten holding posting a loss was Singapore Exchange Ltd., the stock exchange of Singapore.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH KOREA INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
14.65%	15.71%	15.16%	7.65%	7.88%	8.13%	10.94%	10.44%	11.73%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
14.65%	15.71%	15.16%	44.57%	46.10%	47.84%	182.45%	170.04%	203.24%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. As the Fund has a NAV which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

18	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Technology	21.74%

Industrial	16.64

Consumer Cyclical	16.28

Financial	16.23

Basic Materials	13.52

Communications	5.08

Consumer Non-Cyclical	4.05

Energy	2.47

Diversified	2.08

Utilities	1.67

Short-Term and Other Net Assets	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Samsung Electronics Co. Ltd.	16.37%

POSCO	6.28

Hyundai Motor Co. Ltd.	4.28

Shinhan Financial Group Co. Ltd.	3.62

LG Chem Ltd.	3.13

KB Financial Group Inc.	3.12

Hyundai Mobis Co. Ltd.	2.88

Samsung Electronics Co. Ltd. Preferred	2.23

Hynix Semiconductor Inc.	2.07

Hyundai Heavy Industries Co. Ltd.	1.93

TOTAL	45.91%

The iShares MSCI South Korea Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the South Korean market, as measured by the MSCI Korea IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 14.65%, while the total return for the Index was 15.16%.

After recovering from the effects of the global financial crisis of 2008-2009, South Korea’s economy showed solid growth during the reporting period. GDP rose 7.2% during the second quarter of 2010 compared to the year-ago period, after rising 8.1% in the first quarter. Officials at South Korea’s central bank said that the country’s economy had recovered to pre-recession levels of growth.

The expansion was propelled by exports in a wide variety of industries ranging from automobiles to semiconductors. In July 2010, exports to the European Union, the U.S. and China rose 60%, 49% and 37%, respectively. As a result, South Korea’s trade surplus - the difference between exports and imports - approached record levels. Meanwhile, European governments approved a free trade agreement with South Korea calling for the removal of tariffs within three years. A similar U.S.-South Korea trade agreement is bogged down in the U.S. Congress.

Due to South Korea’s buoyant economic growth rates, the Bank of Korea (South Korea’s central bank) raised short-term interest rates from 2.0% to 2.25% during the summer of 2010, after keeping them steady for the prior year and a half. Consumer prices in South Korea rose about 2.6% in July from a year ago; the central bank’s target for inflation is 2% to 4%. As in the U.S., the central bank must balance the need to control inflation with concerns about sluggish economic growth. Higher interest rates tend to slow the economy while lower interest rates tend to create inflation when the economy grows too fast.

However, in contrast to buoyant real estate markets in the rest of Asia, South Korea’s housing market is in a slump, with prices down anywhere between 10% and 20% at the end of the reporting period from their highs prior to the global recession in 2008. Sagging demand reflects the actions of households, banks and the government, all of which are aggressively reducing debt rather than investing in new projects. The country’s major builders are focusing on better opportunities outside the country.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

In this environment, nine of the Fund’s top ten holdings as of August 31, 2010 recorded gains for the reporting period. LG Chem Ltd., a chemicals and electronic materials maker, Hyundai Mobis Co. Ltd., an automobile parts manufacturer and shipbuilder Hyundai Heavy Industries Co. Ltd., all posted strong double-digit gains. The only top ten holding to post a loss was diversified financial services company KB Financial Group Inc.

20	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARES® MSCI TAIWAN INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
13.30%	13.86%	14.18%	4.25%	4.29%	5.09%	(1.32)%	(1.55)%	(0.43)%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
13.30%	13.86%	14.18%	23.13%	23.34%	28.17%	(12.42)%	(14.50)%	(4.24)%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. As the Fund has a NAV which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Technology	36.66%

Industrial	23.58

Financial	15.40

Basic Materials	11.12

Consumer Cyclical	5.06

Communications	4.65

Consumer Non-Cyclical	1.25

Energy	1.06

Short-Term and Other Net Assets	1.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	13.12%

Hon Hai Precision Industry Co. Ltd.	8.91

HTC Corp.	3.94

MediaTek Inc.	3.68

Chunghwa Telecom Co. Ltd.	2.85

China Steel Corp.	2.79

Cathay Financial Holding Co. Ltd.	2.79

Nan Ya Plastics Corp.	2.61

Formosa Plastics Corp.	2.55

AU Optronics Corp.	1.88

TOTAL	45.12%

The iShares MSCI Taiwan Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Taiwanese market, as measured by the MSCI Taiwan IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 13.30%, while the total return for the Index was 14.18%.

Taiwan’s economy began the reporting period under slow growth but gained momentum with each passing month, with GDP advancing 12.5% in the second quarter of 2010 versus the year-ago quarter. This followed a 13.7% increase in the first quarter of 2010. In August, the government raised its full-year 2010 forecast to 8.2%, up from a 6.1% projection earlier in the year. In addition, the government raised its growth forecasts for exports to 33% from a previous estimate of 24%. In this environment of strong growth, the Taiwan central bank raised short-term interest rates slightly during the second quarter of 2010 from 1.25% to 1.375%.

Manufacturing is a key component to Taiwan’s economy, as this is the location of many of the world’s largest manufacturers of semiconductors, telecommunications and PCs. Taiwan’s PC makers reported strong increases in net profit as demand for electronics products recovered. Although trade with the West is important for Taiwan, its number one trading partner is China, where the economy grew at a 10.3% pace in the second quarter.

In 2010, a major development took place between Taiwan and China that eased historic tensions between the two countries. In August, Taiwan’s legislature approved a broad trade agreement with China that will reduce tariffs between the two countries. In addition, Chinese companies are beginning to trade shares on the Taiwan stock exchange. Historically, the Hong Kong and Singapore stock exchanges were the most likely destinations for Chinese companies seeking listings outside of China.

22	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

In this environment, eight of the Fund’s top ten holdings as of August 31, 2010 recorded gains for the reporting period, led by smartphone manufacturer HTC Corp., Nan Ya Plastics Corp. and Formosa Plastics Corp., both plastic product manufacturing firms. Two top ten holdings, AU Optronics Corp., a maker of LCD screens and MediaTek Inc., a semiconductor manufacturer for wireless communications, recorded losses.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns						Cumulative Total Returns

Year Ended 8/31/10			Inception to 8/31/10			Inception to 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
53.19%	53.36%	53.99%	7.22%	7.42%	7.64%	18.51%	19.03%	19.60%

Total returns for the period since inception are calculated from the inception date of the Fund (3/26/08). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/28/08), the NAV of the Fund is used as a proxy for the Market Price to calculated market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

24	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Financial	36.39%

Energy	25.67

Consumer Cyclical	8.00

Industrial	7.85

Communications	6.56

Consumer Non-Cyclical	6.42

Basic Materials	6.22

Utilities	2.04

Technology	0.32

Short-Term and Other Net Assets	0.53

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
PTT PCL NVDR	10.83%

Bangkok Bank PCL NVDR	9.28

Kasikornbank PCL NVDR	8.54

PTT Exploration & Production PCL NVDR	8.06

Siam Commercial Bank PCL NVDR	6.93

Banpu PCL NVDR	4.43

Siam Cement PCL NVDR	4.36

Advanced Info Service PCL NVDR	4.00

CP All PCL NVDR	3.41

Charoen Pokphand Foods PCL NVDR	2.94

TOTAL	62.78%

The iShares MSCI Thailand Investable Market Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Thailand Investable Market IndexSM (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure broad based equity market performance in Thailand. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 53.19%, while the total return for the Index was 53.99%.

As the reporting period began, Thailand’s economy was beginning to bounce back from the global economic downturn, aided by strong exports and growing domestic demand. Despite a massive anti-government protest that paralyzed Bangkok during the spring, Thailand’s economy expanded 9.1% in the second quarter of 2010 versus the year-ago period. To protect against inflationary pressures, the country’s central bank raised short-term interest rates in July and August by a total of 50 basis points to 1.75%. Rates had been at 1.25% since April 2009. In June, exports posted a 46% increase from a year earlier to a record $18 billion, with particular strength in electronics, automobiles and agriculture.

Like many Asian countries, Thailand’s currency, the baht, has been rising in value against the U.S. dollar, as investors seek economies with strong growth prospects. As economies strengthen, central banks raise interest rates to keep inflation at bay, a move that often boosts currencies even higher. However, a stronger currency can make exports less competitive. At the end of the reporting period, the government urged the Thailand central bank to take action to stabilize the baht, because export growth during the summer began to slow down, particularly in the food/agricultural sectors.

Meanwhile, U.S. and Japanese automakers have increased operations in Thailand, making it a manufacturing hub for Southeast Asia. In June, Ford announced plans for a $450 million manufacturing facility, its first wholly-owned plant in the country. Toyota and General Motors have also announced their intentions to expand their manufacturing operations in the country. GM received loans from three Thai banks to finance its expansion plans in Thailand. Automakers are moving production to Thailand because labor costs are lower than Japan and the U.S.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

In this environment, all of the Fund’s top ten holdings recorded substantial gains. Charoen Pokphand Foods PCL, an agro-industrial and food conglomerate, and convenience store retailer CP All PCL, returned triple-digit gains for the reporting period. Siam Cement PCL, Banpu PCL and Kasikornbank PCL also performed well. Energy company PTT Exploration & Production PCL and state-owned oil and gas company PTT PCL posted the lowest double-digit gains among the top ten holdings.

26	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Shareholder Expenses (Unaudited)

iSHARES® , INC.

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2010 to August 31, 2010.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

iShares MSCI Index Fund	Beginning Account Value (3/1/10)	Ending Account Value (8/31/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/10 to 8/31/10)
Australia
Actual	$1,000.00	$952.00	0.53%	$2.61
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70
Hong Kong
Actual	1,000.00	1,058.20	0.53	2.75
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70
Japan Small Cap
Actual	1,000.00	993.00	0.53	2.66
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70
Malaysia
Actual	1,000.00	1,226.70	0.53	2.97
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70

SHAREHOLDER EXPENSES	27

Shareholder Expenses (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Index Fund	Beginning Account Value (3/1/10)	Ending Account Value (8/31/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/10 to 8/31/10)
Pacific ex-Japan
Actual	$1,000.00	$992.50	0.50%	$2.51
Hypothetical (5% return before expenses)	1,000.00	1022.70	0.50	2.55
Singapore
Actual	1,000.00	1,116.70	0.53	2.83
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70
South Korea
Actual	1,000.00	1,055.40	0.61	3.16
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.61	3.11
Taiwan
Actual	1,000.00	1,036.60	0.81	4.16
Hypothetical (5% return before expenses)	1,000.00	1,021.10	0.81	4.13
Thailand Investable Market
Actual	1,000.00	1,339.50	0.61	3.60
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.61	3.11

[a]

Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

28	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRALIA INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.00%

AIRLINES – 0.31%
Qantas Airways Ltd.[a]	3,085,425	$6,892,918

		6,892,918

APPAREL – 0.17%
Billabong International Ltd.	562,800	3,786,956

		3,786,956

BANKS – 29.59%
Australia and New Zealand Banking Group Ltd.	7,042,875	141,605,661
Bendigo and Adelaide Bank Ltd.	1,004,325	7,535,573
Commonwealth Bank of Australia	4,305,525	192,756,266
National Australia Bank Ltd.	5,896,275	121,753,126
Suncorp-Metway Ltd.	3,562,125	26,473,419
Westpac Banking Corp.	8,276,100	159,845,299

		649,969,344

BEVERAGES – 2.08%
Coca-Cola Amatil Ltd.	1,572,900	16,701,519
Foster’s Group Ltd.	5,366,550	28,945,577

		45,647,096

BIOTECHNOLOGY – 0.46%
Sonic Healthcare Ltd.	1,025,850	10,089,289

		10,089,289

BUILDING MATERIALS – 0.91%
Boral Ltd.	1,998,150	7,825,195
CSR Ltd.	4,211,550	6,391,176
James Hardie Industries SEa	1,208,025	5,730,830

		19,947,201

CHEMICALS – 0.62%
Incitec Pivot Ltd.	4,517,100	13,548,899

		13,548,899

COAL – 0.16%
Macarthur Coal Ltd.	353,325	3,547,300

		3,547,300

COMMERCIAL SERVICES – 2.01%
Brambles Ltd.	3,953,250	20,618,938
Intoll Group	6,287,400	8,254,248
Transurban Group	3,539,025	15,340,058

		44,213,244

Security	Shares	Value
COMPUTERS – 0.48%
Computershare Ltd.	1,235,850	$10,438,699

		10,438,699

DIVERSIFIED FINANCIAL SERVICES – 2.02%
ASX Ltd.[b]	482,475	12,500,616
Macquarie Group Ltd.	957,600	31,927,603

		44,428,219

ELECTRIC – DISTRIBUTION – 0.88%
AGL Energy Ltd.	1,251,075	16,725,060
SP AusNet	3,760,050	2,677,306

		19,402,366

ENGINEERING & CONSTRUCTION – 0.92%
Leighton Holdings Ltd.	375,900	10,271,293
WorleyParsons Ltd.	532,350	9,841,202

		20,112,495

ENTERTAINMENT – 0.95%
Aristocrat Leisure Ltd.	1,111,950	3,681,651
Tabcorp Holdings Ltd.	1,703,100	9,686,244
Tatts Group Ltd.	3,563,700	7,580,772

		20,948,667

FOOD – 4.47%
Goodman Fielder Ltd.	3,837,225	4,576,532
Metcash Ltd.	2,128,350	8,316,143
Woolworths Ltd.	3,448,725	85,210,366

		98,103,041

HEALTH CARE – PRODUCTS – 0.44%
Cochlear Ltd.	156,975	9,668,319

		9,668,319

INSURANCE – 4.54%
AMP Ltd.	5,759,775	25,837,498
AXA Asia Pacific Holdings Ltd.	2,873,325	14,065,716
Insurance Australia Group Ltd.	5,779,200	17,694,593
QBE Insurance Group Ltd.	2,877,525	42,233,217

		99,831,024

IRON & STEEL – 0.87%
BlueScope Steel Ltd.[a]	5,068,350	9,653,722
OneSteel Ltd.	3,701,775	9,488,923

		19,142,645

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA INDEX FUND

August 31, 2010

Security	Shares	Value
LODGING – 0.42%
Crown Ltd.	1,256,850	$9,262,499

		9,262,499

MANUFACTURING – 5.19%
Orica Ltd.	1,003,800	22,380,476
Wesfarmers Ltd.	2,794,050	79,479,541
Wesfarmers Ltd.
Partially Protected	422,100	12,085,951

		113,945,968

MEDIA – 0.34%
Fairfax Media Ltd.[b]	5,884,200	7,541,614

		7,541,614

METAL FABRICATE & HARDWARE – 0.30%
Sims Metal Management Ltd.	453,600	6,701,863

		6,701,863

MINING – 22.59%
Alumina Ltd.	6,783,525	10,354,615
BHP Billiton Ltd.	9,329,250	307,644,636
Energy Resources of Australia Ltd.	185,325	2,169,073
Fortescue Metals Group Ltd.[a]	3,454,500	14,389,492
Newcrest Mining Ltd.	2,125,200	70,459,651
OZ Minerals Ltd.[a]	8,677,200	9,422,233
Paladin Energy Ltd.[a]	1,893,675	6,253,077
Rio Tinto Ltd.	1,211,175	75,557,462

		496,250,239

OIL & GAS – 5.58%
Caltex Australia Ltd.	375,375	3,755,312
Origin Energy Ltd.	2,448,075	33,228,365
Santos Ltd.	2,316,825	29,281,679
Woodside Petroleum Ltd.	1,512,525	56,366,352

		122,631,708

PACKAGING & CONTAINERS – 0.93%
Amcor Ltd.	3,395,175	20,367,441

		20,367,441

PHARMACEUTICALS – 2.14%
CSL Ltd.	1,599,675	46,928,143

		46,928,143

REAL ESTATE – 6.56%
BGP Holdings PLC[c]	18,888,372	2,401
Dexus Property Group	13,401,150	9,899,986

Security	Shares	Value
Goodman Group	17,707,200	$10,007,786
GPT Group	4,900,350	13,041,054
Lend Lease Group	1,493,625	9,226,043
Mirvac Group	9,079,875	10,829,267
Stockland Corp. Ltd.	6,624,450	23,230,602
Westfield Group	6,094,725	67,861,871

		144,099,010

REAL ESTATE INVESTMENT TRUSTS – 0.38%
CFS Retail Property Trust[b]	4,885,650	8,414,295

		8,414,295

RETAIL – 0.21%
Harvey Norman Holdings Ltd.	1,476,300	4,533,234

		4,533,234

TELECOMMUNICATIONS – 1.35%
Telstra Corp. Ltd.	12,106,500	29,632,323

		29,632,323

TRANSPORTATION – 1.13%
Asciano Group[a]	8,134,350	12,126,963
MAp Group	1,034,775	2,726,164
Toll Holdings Ltd.	1,856,400	10,029,393

		24,882,520

TOTAL COMMON STOCKS (Cost: $2,375,791,874)		2,174,908,579

SHORT-TERM INVESTMENTS – 0.47%

MONEY MARKET FUNDS – 0.47%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.31%[d,e,f]	8,317,669	8,317,669
BlackRock Cash Funds: Prime,
SL Agency Shares 0.30%[d,e,f]	1,616,293	1,616,293
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.13%[d,e]	431,894	431,894

		10,365,856

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,365,856)		10,365,856

30	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA INDEX FUND

August 31, 2010

Value
TOTAL INVESTMENTS IN SECURITIES – 99.47%
(Cost: $2,386,157,730)	$2,185,274,435
Other Assets, Less Liabilities – 0.53%	11,542,709

NET ASSETS – 100.00%	$2,196,817,144

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® MSCI HONG KONG INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.55%

AIRLINES – 1.23%
Cathay Pacific Airways Ltd.	9,870,000	$24,337,160

		24,337,160

APPAREL – 0.96%
Yue Yuen Industrial (Holdings) Ltd.	5,757,500	18,874,622

		18,874,622

BANKS – 11.65%
Bank of East Asia Ltd. (The)[a]	12,502,110	47,012,498
BOC Hong Kong (Holdings) Ltd.	30,432,500	80,008,308
Hang Seng Bank Ltd.[a]	6,251,000	85,746,828
Wing Hang Bank Ltd.	1,645,000	17,383,686

		230,151,320

DISTRIBUTION & WHOLESALE – 7.21%
Esprit Holdings Ltd.	9,376,532	52,557,279
Li & Fung Ltd.	17,771,000	90,014,450

		142,571,729

DIVERSIFIED FINANCIAL SERVICES – 6.52%
Hong Kong Exchanges and Clearing Ltd.	8,225,000	128,897,281

		128,897,281

ELECTRIC – 9.59%
CLP Holdings Ltd.	15,627,700	119,641,259
Hongkong Electric Holdings Ltd.[a]	11,515,000	69,947,130

		189,588,389

ENGINEERING & CONSTRUCTION – 0.64%
Cheung Kong Infrastructure Holdings Ltd.	3,290,000	12,667,674

		12,667,674

GAS – 4.22%
Hong Kong and China Gas Co. Ltd. (The)	34,545,883	83,316,933

		83,316,933

HOLDING COMPANIES – DIVERSIFIED – 14.11%
Hutchison Whampoa Ltd.	17,005,800	125,709,777
NWS Holdings Ltd.	6,580,000	11,944,411
Swire Pacific Ltd. Class A	6,580,000	79,305,136

Security	Shares	Value
Wharf (Holdings) Ltd. (The)	11,515,500	$61,955,862

		278,915,186

LODGING – 3.73%
Sands China Ltd.[b]	19,740,000	30,656,193
Shangri-La Asia Ltd.	9,870,000	21,570,997
Wynn Macau Ltd.[b]	12,502,000	21,569,305

		73,796,495

MEDIA – 0.52%
Television Broadcasts Ltd.	2,045,000	10,174,391

		10,174,391

MINING – 0.49%
Mongolia Energy Corp. Ltd.[b]	24,675,000	9,738,671

		9,738,671

REAL ESTATE – 30.92%
Cheung Kong (Holdings) Ltd.	11,515,000	144,927,492
Hang Lung Group Ltd.	6,580,000	39,335,347
Hang Lung Properties Ltd.	16,450,000	73,489,426
Henderson Land Development Co. Ltd.	8,725,332	53,394,074
Hopewell Holdings Ltd.	4,935,000	15,512,085
Hysan Development Co. Ltd.	4,935,000	15,638,973
Kerry Properties Ltd.	5,757,500	29,015,106
New World Development Co. Ltd.	19,740,800	31,672,583
Sino Land Co. Ltd.[a]	13,160,000	22,975,227
Sun Hung Kai Properties Ltd.	11,515,000	161,359,517
Wheelock and Co. Ltd.	8,225,000	23,738,671

		611,058,501

REAL ESTATE INVESTMENT TRUSTS – 2.67%
Link REIT (The)	18,095,000	52,806,646

		52,806,646

RETAIL – 0.54%
Lifestyle International Holdings Ltd.	4,935,000	10,683,988

		10,683,988

SEMICONDUCTORS – 0.67%
ASM Pacific Technology Ltd.	1,645,000	13,312,689

		13,312,689

TELECOMMUNICATIONS – 1.13%
Foxconn International Holdings Ltd.[a,b]	18,095,000	12,026,888

32	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI HONG KONG INDEX FUND

August 31, 2010

Security	Shares	Value
PCCW Ltd.	31,255,000	$10,206,042

		22,232,930

TRANSPORTATION – 2.75%
MTR Corp. Ltd.	11,515,083	41,154,375
Orient Overseas International Ltd.[b]	1,645,200	13,176,829

		54,331,204

TOTAL COMMON STOCKS (Cost: $2,214,702,721)		1,967,455,809

SHORT-TERM INVESTMENTS – 3.43%

MONEY MARKET FUNDS – 3.43%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.31%[c,d,e]	55,829,526	55,829,526
BlackRock Cash Funds: Prime,
SL Agency Shares 0.30%[c,d,e]	10,848,819	10,848,819
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.13%[c,d]	1,143,229	1,143,229

		67,821,574

TOTAL SHORT-TERM INVESTMENTS
(Cost: $67,821,574)		67,821,574

TOTAL INVESTMENTS IN SECURITIES – 102.98% (Cost: $2,282,524,295)		2,035,277,383

Other Assets, Less Liabilities – (2.98)%		(58,960,559)

NET ASSETS – 100.00%		$1,976,316,824

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.69%

ADVERTISING – 0.36%
Asatsu-DK Inc.	3,600	$75,927
Moshi Moshi Hotline Inc.	2,700	54,984

		130,911

AEROSPACE & DEFENSE – 0.14%
Japan Aviation Electronics Industry Ltd.	9,000	49,303

		49,303

AGRICULTURE – 0.36%
Hokuto Corp.	2,700	60,932
Sakata Seed Corp.	5,400	71,897

		132,829

APPAREL – 1.41%
Descente Ltd.	9,000	54,341
Gunze Ltd.	18,000	59,164
Japan Wool Textile Co. Ltd. (The)	9,000	68,167
Katakura Industries Co. Ltd.	3,600	34,641
Onward Holdings Co. Ltd.	9,000	64,630
Sanyo Shokai Ltd.	9,000	36,227
Shikibo Ltd.	9,000	11,040
Tokyo Style Co. Ltd.	9,000	65,166
Wacoal Holdings Corp.	9,000	122,615

		515,991

AUTO MANUFACTURERS – 0.44%
Kanto Auto Works Ltd.	5,400	36,527
Nissan Shatai Co. Ltd.	9,000	61,736
ShinMaywa Industries Ltd.	18,000	62,594

		160,857

AUTO PARTS & EQUIPMENT – 3.92%
Aisan Industry Co. Ltd.	2,700	18,875
Akebono Brake Industry Co. Ltd.[a]	7,200	36,184
Calsonic Kansei Corp.[b]	18,000	50,589
Exedy Corp.	3,600	103,837
FCC Co. Ltd.	4,500	96,141
Futaba Industrial Co. Ltd.[b]	6,300	35,038
Kayaba Industry Co. Ltd.	18,000	82,529
Keihin Corp.	4,500	86,066
Musashi Seimitsu Industry Co. Ltd.	2,700	59,389
Nifco Inc.	4,500	100,054
Nissin Kogyo Co. Ltd.	4,500	65,595

Security	Shares	Value
Press Kogyo Co. Ltd.[b]	9,000	$27,760
Riken Corp.	9,000	29,260
Sanden Corp.	18,000	59,164
Showa Corp.[b]	6,300	33,162
T.RAD Co. Ltd.	9,000	26,688
Tachi-S Co. Ltd.	1,800	22,015
Takata Corp.	3,600	77,213
Teikoku Piston Ring Co. Ltd.	900	6,056
Tokai Rika Co. Ltd.	5,400	84,116
Topre Corp.	6,300	44,566
Toyo Tire & Rubber Co. Ltd.	18,000	36,227
TS Tech Co. Ltd.	5,400	78,071
Unipres Corp.	3,600	55,777
Yokohama Rubber Co. Ltd. (The)	27,000	124,116

		1,438,488

BANKS – 9.56%
Aichi Bank Ltd. (The)	900	55,091
Akita Bank Ltd. (The)	27,000	88,424
Aomori Bank Ltd. (The)	18,000	45,659
Awa Bank Ltd. (The)	27,000	174,598
Bank of Iwate Ltd. (The)	1,800	83,708
Bank of Nagoya Ltd. (The)	18,000	63,022
Bank of Okinawa Ltd. (The)	2,700	103,859
Bank of Saga Ltd. (The)	18,000	51,233
Bank of the Ryukyus Ltd.	4,500	53,591
Chiba Kogyo Bank Ltd. (The)[b]	4,500	27,278
Chukyo Bank Ltd. (The)	18,000	58,092
Daishi Bank Ltd. (The)	36,000	129,046
Ehime Bank Ltd. (The)	18,000	46,945
Eighteenth Bank Ltd. (The)	18,000	52,519
FIDEA Holdings Co. Ltd.	10,800	21,479
Fukui Bank Ltd. (The)	27,000	92,926
Higashi-Nippon Bank Ltd. (The)	18,000	33,441
Higo Bank Ltd. (The)	18,000	96,463
Hokkoku Bank Ltd. (The)	27,000	116,077
Hokuetsu Bank Ltd. (The)	27,000	47,910
Hyakugo Bank Ltd. (The)	27,000	116,399
Hyakujushi Bank Ltd. (The)	27,000	102,572
Juroku Bank Ltd. (The)	36,000	120,043
Kagoshima Bank Ltd. (The)	18,000	109,325
Kansai Urban Banking Corp.	27,000	40,836
Keiyo Bank Ltd. (The)	27,000	137,621

34	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2010

Security	Shares	Value
Kiyo Holdings Inc.	72,000	$98,607
Michinoku Bank Ltd. (The)	18,000	36,870
Mie Bank Ltd. (The)	18,000	48,660
Minato Bank Ltd. (The)	18,000	28,939
Miyazaki Bank Ltd. (The)	18,000	48,875
Musashino Bank Ltd. (The)	3,600	109,711
Nanto Bank Ltd. (The)	27,000	156,592
Ogaki Kyoritsu Bank Ltd. (The)	27,000	83,923
Oita Bank Ltd. (The)	18,000	58,950
San-in Godo Bank Ltd. (The)	18,000	126,259
Shiga Bank Ltd. (The)	27,000	168,489
Shikoku Bank Ltd. (The)	18,000	57,878
Tochigi Bank Ltd. (The)	9,000	36,013
Toho Bank Ltd. (The)	27,000	77,170
Tokyo Tomin Bank Ltd. (The)	3,600	39,057
TOMONY Holdings Inc.[b]	9,000	27,331
Towa Bank Ltd. (The)	18,000	14,791
Tsukuba Bank Ltd.[b]	6,300	19,432
Yachiyo Bank Ltd. (The)	1,800	39,228
Yamagata Bank Ltd. (The)	18,000	87,031
Yamanashi Chuo Bank Ltd. (The)	18,000	73,098

		3,505,061

BEVERAGES – 0.69%
Kagome Co. Ltd.	8,100	158,392
Takara Holdings Inc.	18,000	93,462

		251,854

BIOTECHNOLOGY – 0.16%
AnGes MG Inc.[b]	18	22,551
OncoTherapy Science Inc.[b]	9	17,085
Takara Bio Inc.[b]	9	20,364

		60,000

BUILDING MATERIALS – 1.21%
Central Glass Co. Ltd.	18,000	65,380
Chofu Seisakusho Co. Ltd.	2,700	60,836
Nichias Corp.	9,000	37,192
Nichiha Corp.	900	5,927
Sanwa Holdings Corp.	27,000	79,421
Sumitomo Osaka Cement Co. Ltd.	45,000	74,491
Takara Standard Co. Ltd.	18,000	120,686

		443,933

Security	Shares	Value
CHEMICALS – 6.41%
Adeka Corp.	10,800	$110,225
Aica Kogyo Co. Ltd.	8,100	90,675
Arisawa Manufacturing Co. Ltd.	1,800	10,997
C. Uyemura & Co. Ltd.	900	33,601
Chugoku Marine Paints Ltd.	9,000	61,308
Dai Nippon Toryo Co. Ltd.[b]	9,000	9,003
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	9,000	38,049
Daiso Co. Ltd.	9,000	24,544
DIC Corp.	63,000	103,537
Earth Chemical Co. Ltd.	1,800	57,320
Fujimi Inc.	2,700	36,945
Ishihara Sangyo Kaisha Ltd.[b]	45,000	32,690
Lintec Corp.	5,400	109,775
Nihon Nohyaku Co. Ltd.	9,000	49,196
Nihon Parkerizing Co. Ltd.	9,000	107,288
Nippon Carbon Co. Ltd.	18,000	53,162
Nippon Kayaku Co. Ltd.	18,000	169,561
Nippon Paint Co. Ltd.	27,000	166,238
Nippon Shokubai Co. Ltd.	9,000	78,457
Nippon Soda Co. Ltd.	18,000	58,307
Nippon Synthetic Chemical Industry Co. Ltd. (The)	9,000	47,588
NOF Corp.	18,000	74,169
Sakai Chemical Industry Co. Ltd.	9,000	34,084
Stella Chemifa Corp.	900	32,369
Sumitomo Bakelite Co. Ltd.	27,000	130,868
T. Hasegawa Co. Ltd.	900	14,898
Taiyo Ink Manufacturing Co. Ltd.	1,800	48,725
Takasago International Corp.	9,000	42,229
Tanaka Chemical Corp.	900	10,075
Toagosei Co. Ltd.	27,000	102,251
Tokai Carbon Co. Ltd.	18,000	104,609
Tokyo Ohka Kogyo Co. Ltd.	5,400	86,945
Toyo Ink Manufacturing Co. Ltd.	27,000	99,035
Zeon Corp.	18,000	121,329

		2,350,052

COMMERCIAL SERVICES – 1.88%
Aeon Delight Co. Ltd.	1,800	33,762
Daiseki Co. Ltd.	3,660	66,557
Future Architect Inc.	18	6,219

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2010

Security	Shares	Value
Kyodo Printing Co. Ltd.	9,000	$21,222
Meitec Corp.	4,500	74,116
Nichii Gakkan Co.	5,400	46,302
Nishio Rent All Co. Ltd.	2,700	16,367
PARK24 Co. Ltd.	11,700	126,377
Pasona Group Inc.	36	24,609
Pronexus Inc.	1,800	9,646
Sohgo Security Services Co. Ltd.	7,200	70,311
So-net M3 Inc.	9	40,836
Temp Holdings Co. Ltd.	900	7,856
TKC Corp.	2,700	48,778
Toppan Forms Co. Ltd.	7,200	68,081
Zenrin Co. Ltd.	2,700	28,457

		689,496

COMPUTERS – 0.70%
CSK Holdings Corp.[b]	8,100	26,527
DTS Corp.	3,600	36,570
Ferrotec Corp.	1,800	19,486
Ines Corp.	2,700	17,588
Japan Digital Laboratory Co. Ltd.	900	9,078
Melco Holdings Inc.	900	27,138
Net One Systems Co. Ltd.	54	62,251
NS Solutions Corp.	2,700	46,785
Roland DG Corp.	900	12,015

		257,438

COSMETICS & PERSONAL CARE – 1.31%
Aderans Holdings Co. Ltd.[b]	3,600	42,658
Dr. Ci:Labo Co. Ltd.	9	28,596
Fancl Corp.	5,400	88,039
Kose Corp.	3,600	84,673
Lion Corp.	18,000	96,892
Mandom Corp.	2,700	72,701
Pigeon Corp.	1,800	66,238

		479,797

DISTRIBUTION & WHOLESALE – 2.40%
Doshisha Co. Ltd.	2,700	63,987
F&A Aqua Holdings Inc.	3,600	33,312
Hakuto Co. Ltd.	900	7,578
Hanwa Co. Ltd.	27,000	97,749
Inaba Denki Sangyo Co. Ltd.	2,700	62,476
Inabata & Co. Ltd.	1,800	8,574
Itochu Enex Co. Ltd.	10,800	50,675

Security	Shares	Value
Iwatani Corp.	27,000	$74,598
Japan Pulp & Paper Co. Ltd.	18,000	58,092
Japan Wind Development Co. Ltd.[b]	9	10,847
JFE Shoji Holdings Inc.	18,000	62,165
Kanematsu Corp.[b]	54,000	43,087
Matsuda Sangyo Co. Ltd.	1,860	26,670
Nagase & Co. Ltd.	9,000	97,535
Nippon Gas Co. Ltd.	5,400	85,531
Ryoyo Electro Corp.	900	8,167
Ship Healthcare Holdings Inc.	36	29,282
Sumikin Bussan Corp.	9,000	17,042
Trusco Nakayama Corp.	2,700	35,402
Yuasa Trading Co. Ltd.[b]	9,000	8,467

		881,236

DIVERSIFIED FINANCIAL SERVICES – 2.67%
AIFUL Corp.[b]	13,050	16,318
Cedyna Financial Corp.[b]	16,200	28,167
Century Tokyo Leasing Corp.	6,380	82,134
Fuyo General Lease Co. Ltd.	1,800	47,288
GCA Savvian Group Corp.[b]	9	8,307
Hitachi Capital Corp.	4,500	63,558
IBJ Leasing Co. Ltd.	2,700	54,855
Ichiyoshi Securities Co. Ltd.	5,400	36,077
Iwai Cosmo Holdings Inc.	900	7,245
Jaccs Co. Ltd.	18,000	33,012
Japan Securities Finance Co. Ltd.	9,900	56,238
Kenedix Inc.[b]	216	35,241
Marusan Securities Co. Ltd.	8,100	43,215
Mizuho Investors Securities Co. Ltd.[b]	36,000	36,442
Okasan Securities Group Inc.	18,000	64,309
Orient Corp.[a,b]	27,000	18,328
Osaka Securities Exchange Co. Ltd.	27	131,190
Promise Co. Ltd.	7,650	60,038
Ricoh Leasing Co. Ltd.	2,700	63,505
SPARX Group Co. Ltd.[b]	45	3,859
Takefuji Corp.[a]	7,290	17,537
Tokai Tokyo Financial Holdings Inc.	18,000	59,593
Toyo Securities Co. Ltd.	9,000	13,934

		980,390

ELECTRIC – 0.26%
Okinawa Electric Power Co. Inc. (The)	1,800	95,284

		95,284

36	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2010

Security	Shares	Value
ELECTRICAL COMPONENTS & EQUIPMENT – 1.38%
Fujikura Ltd.	36,000	$156,484
Funai Electric Co. Ltd.	1,800	54,598
Hitachi Cable Ltd.	18,000	43,944
Icom Inc.	900	23,623
Nippon Signal Co. Ltd. (The)	4,500	32,047
NPC Inc.	900	17,910
Sinfonia Technology Co. Ltd.	18,000	35,155
SWCC Showa Holdings Co. Ltd.[b]	9,000	7,824
Takaoka Electric Manufacturing Co. Ltd.	9,000	28,617
Tokyo Rope Manufacturing Co. Ltd.	18,000	40,300
Toshiba Tec Corp.	18,000	64,523

		505,025

ELECTRONICS – 5.82%
Alps Electric Co. Ltd.[b]	18,000	124,116
Anritsu Corp.[b]	18,000	107,824
Chiyoda Integre Co. Ltd.	2,700	28,971
CMK Corp.[a]	5,400	24,180
Cosel Co. Ltd.	4,500	53,162
Dai-ichi Seiko Co. Ltd.	900	35,531
Dainippon Screen Manufacturing Co. Ltd.[b]	27,000	118,328
Eizo Nanao Corp.	2,700	52,669
Enplas Corp.	900	14,277
FDK Corp.[b]	9,000	12,326
Fujitsu General Ltd.	9,000	44,909
Furuno Electric Co. Ltd.	3,600	15,434
Futaba Corp.	4,500	69,561
HORIBA Ltd.	3,600	85,745
Hosiden Corp.	7,200	67,138
IDEC Corp.	900	8,221
JEOL Ltd.	9,000	27,010
Kaga Electronics Co. Ltd.	4,500	48,499
Koa Corp.	5,400	48,360
Kuroda Electric Co. Ltd.	3,600	40,943
Macnica Inc.	2,700	47,846
Meiko Electronics Co. Ltd.	900	14,695
Micronics Japan Co. Ltd.	1,800	18,864
Nichicon Corp.	8,100	86,817
Nihon Dempa Kogyo Co. Ltd.	1,800	23,408
Nippon Ceramic Co. Ltd.	900	13,773

Security	Shares	Value
Nippon Chemi-Con Corp.[b]	18,000	$71,811
Nitto Kogyo Corp.	3,600	29,582
Ryosan Co. Ltd.	5,400	137,621
Sanshin Electronics Co. Ltd.	3,600	30,525
Sanyo Denki Co. Ltd.	9,000	34,512
SATO Corp.	900	10,868
Shinko Shoji Co. Ltd.	1,800	14,877
Star Micronics Co. Ltd.	5,400	46,367
Taiyo Yuden Co. Ltd.	9,000	99,250
Tamura Corp.	9,000	22,830
TOKO Inc.[b]	9,000	12,004
Tokyo Seimitsu Co. Ltd.[b]	4,500	55,145
Toyo Corp.	4,500	49,893
ULVAC Inc.	3,600	59,550
Wacom Co. Ltd.	45	50,589
Yamatake Corp.	7,200	176,206

		2,134,237

ENGINEERING & CONSTRUCTION – 3.52%
Chudenko Corp.	3,600	38,885
COMSYS Holdings Corp.	12,600	108,039
Japan Airport Terminal Co. Ltd.	4,500	77,063
Kandenko Co. Ltd.	9,000	53,162
Kyowa Exeo Corp.	9,000	78,671
Maeda Corp.	18,000	43,516
Maeda Road Construction Co. Ltd.	9,000	64,952
Nippo Corp.	9,000	59,057
Nippon Road Co. Ltd. (The)	9,000	17,149
Nishimatsu Construction Co. Ltd.	36,000	42,015
Okumura Corp.	18,000	59,593
Penta-Ocean Construction Co. Ltd.	31,500	41,640
Shinko Plantech Co. Ltd.	4,500	35,423
SHO-BOND Holdings Co. Ltd.	3,600	75,241
Taihei Kogyo Co. Ltd.	9,000	31,618
Taikisha Ltd.	4,500	70,525
Takasago Thermal Engineering Co. Ltd.	9,000	68,167
Takuma Co. Ltd.[b]	9,000	17,149
Toa Corp.	18,000	17,792
Toda Corp.	27,000	85,531
Tokyu Construction Co. Ltd.	11,340	29,981
Toshiba Plant Systems & Services Corp.	9,000	103,108
Toyo Construction Co. Ltd.	45,000	21,436

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2010

Security	Shares	Value
Toyo Engineering Corp.	18,000	$51,233

		1,290,946

ENTERTAINMENT – 0.79%
Avex Group Holdings Inc.	4,500	65,434
Resorttrust Inc.	4,500	65,863
Shochiku Co. Ltd.	9,000	61,415
Toei Co. Ltd.	9,000	39,550
Tokyotokeiba Co. Ltd.	18,000	25,509
Yomiuri Land Co. Ltd.	9,000	30,654

		288,425

ENVIRONMENTAL CONTROL – 0.13%
Asahi Holdings Inc.	2,700	48,071

		48,071

FOOD – 4.17%
Ariake Japan Co. Ltd.	2,700	41,704
Ezaki Glico Co. Ltd.	9,000	116,077
Fuji Oil Co. Ltd.	8,100	125,016
House Foods Corp.	7,200	112,240
Itoham Foods Inc.	18,000	63,666
J-Oil Mills Inc.	9,000	24,973
Kato Sangyo Co. Ltd.	2,700	40,772
Kewpie Corp.	10,800	136,592
Maruha Nichiro Holdings Inc.	45,000	72,883
MEGMILK SNOW BRAND Co. Ltd.	4,500	84,887
Mitsui Sugar Co. Ltd.	9,000	33,226
Morinaga & Co. Ltd.	36,000	84,887
Morinaga Milk Industry Co. Ltd.	27,000	116,720
Nichirei Corp.	36,000	153,483
Nippon Beet Sugar Manufacturing Co. Ltd.	18,000	39,657
Nippon Flour Mills Co. Ltd.	18,000	93,033
Nippon Suisan Kaisha Ltd.	26,100	82,369
Nisshin OilliO Group Ltd. (The)	18,000	85,316
Prima Meat Packers Ltd.	18,000	19,507

		1,527,008

FOREST PRODUCTS & PAPER – 1.31%
Daio Paper Corp.	9,000	64,309
Hokuetsu Kishu Paper Co. Ltd.	13,500	64,791
Mitsubishi Paper Mills Ltd.[b]	45,000	48,232
Rengo Co. Ltd.	27,000	180,707
Sumitomo Forestry Co. Ltd.	17,100	122,594

		480,633

Security	Shares	Value
GAS – 0.43%
Saibu Gas Co. Ltd.	45,000	$130,761
Shizuoka Gas Co. Ltd.	4,500	28,457

		159,218

HAND & MACHINE TOOLS – 1.27%
DISCO Corp.	2,700	134,887
Hitachi Koki Co. Ltd.	6,300	54,019
Meidensha Corp.[a]	18,000	54,234
Mori Seiki Co. Ltd.	10,800	91,961
OSG Corp.	9,900	92,669
Union Tool Co.	1,800	38,928

		466,698

HEALTH CARE – PRODUCTS – 1.36%
Aloka Co. Ltd.	900	5,798
Hogy Medical Co. Ltd.	1,800	89,925
Nakanishi Inc.	900	93,462
Nihon Kohden Corp.	4,500	91,318
Nipro Corp.	6,300	124,169
Paramount Bed Co. Ltd.	2,700	64,244
Topcon Corp.	7,200	29,925

		498,841

HEALTH CARE – SERVICES – 0.06%
Message Co. Ltd.	9	21,425

		21,425

HOME BUILDERS – 0.51%
Haseko Corp.[b]	121,500	101,286
PanaHome Corp.	9,000	54,019
Token Corp.	1,080	29,621

		184,926

HOME FURNISHINGS – 1.44%
Alpine Electronics Inc.[b]	5,400	61,736
Canon Electronics Inc.	2,700	62,926
Daiwa Industries Ltd.	9,000	39,657
Foster Electric Co. Ltd.	2,700	57,910
France Bed Holdings Co. Ltd.	18,000	25,295
Hoshizaki Electric Co. Ltd.	1,800	32,090
Juki Corp.[a,b]	18,000	27,653
JVC KENWOOD Holdings Inc.[a,b]	7,740	18,988
Nidec Sankyo Corp.	9,000	65,488
Noritz Corp.	3,600	68,982

38	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2010

Security	Shares	Value
Pioneer Corp.[b]	22,500	$66,720

		527,445

HOUSEHOLD PRODUCTS & WARES – 0.14%
Pilot Corp.	27	49,389

		49,389

HOUSEWARES – 0.36%
Noritake Co. Ltd.	18,000	56,377
Sangetsu Co. Ltd.	3,600	76,913

		133,290

INTERNET – 2.07%
Access Co. Ltd.	27	36,752
CyberAgent Inc.	63	101,061
Digital Garage Inc.[b]	9	16,184
Dwango Co. Ltd.	9	17,899
eAccess Ltd.	153	111,511
En-Japan Inc.	18	25,702
GMO Internet Inc.	6,300	21,833
Gourmet Navigator Inc.[a]	18	24,137
Index Holdings[b]	126	6,310
Internet Initiative Japan Inc.	18	47,374
kabu.com Securities Co. Ltd.	9,000	42,015
Kakaku.com Inc.	18	87,996
Macromill Inc.	9	13,891
Mixi Inc.	9	48,339
Monex Group Inc.	126	50,568
Opt Inc.	9	12,111
So-net Entertainment Corp.	18	46,517
Start Today Co. Ltd.	9	22,326
VeriSign Japan K.K.	36	13,248
Zappallas Inc.	9	12,165

		757,939

IRON & STEEL – 1.18%
Aichi Steel Corp.	18,000	81,672
Godo Steel Ltd.	18,000	38,585
Kyoei Steel Ltd.	1,800	24,759
Mitsubishi Steel Manufacturing Co. Ltd.	18,000	35,370
Nakayama Steel Works Ltd.[b]	18,000	24,437
Nippon Metal Industry Co. Ltd.	18,000	23,151
Nippon Yakin Kogyo Co. Ltd.[a,b]	13,500	39,228
Sanyo Special Steel Co. Ltd.[b]	9,000	41,479
TOPY Industries Ltd.	27,000	56,592

Security	Shares	Value
Yodogawa Steel Works Ltd.	18,000	$68,167

		433,440

LEISURE TIME – 1.49%
Accordia Golf Co. Ltd.	63	62,122
Daiichikosho Co. Ltd.	5,400	83,022
Fields Corp.	18	22,551
GLOBERIDE Inc.	9,000	10,504
H.I.S. Co. Ltd.	2,700	57,685
Heiwa Corp.	5,400	66,817
Mars Engineering Corp.	900	15,113
Mizuno Corp.	9,000	40,407
PGM Holdings K.K.	63	40,439
Roland Corp.	2,700	26,817
Round One Corp.	5,400	23,408
Tokyo Dome Corp.	18,000	44,802
Universal Entertainment Corp.[b]	2,700	53,055

		546,742

LODGING – 0.11%
Fujita Kanko Inc.	9,000	41,693

		41,693

MACHINERY – 3.89%
Aida Engineering Ltd.	9,900	31,951
Chugai Ro Co. Ltd.	9,000	28,617
CKD Corp.	8,100	48,039
Daifuku Co. Ltd.	9,000	42,444
Daihen Corp.	18,000	74,169
Fuji Machine Manufacturing Co. Ltd.	4,500	71,275
Furukawa Co. Ltd.[b]	36,000	34,727
Harmonic Drive Systems Inc.	9	35,959
Iseki & Co. Ltd.[a,b]	18,000	48,017
Komori Corp.	7,200	68,939
Makino Milling Machine Co. Ltd.[b]	9,000	50,054
Max Co. Ltd.	9,000	105,895
Miura Co. Ltd.	3,600	76,399
Modec Inc.	2,700	35,273
Nabtesco Corp.	9,000	135,263
Nippon Sharyo Ltd.	9,000	38,907
Nippon Thompson Co. Ltd.	9,000	51,233
Obara Corp.	1,800	15,413
Okuma Corp.[b]	18,000	87,245
Shima Seiki Manufacturing Ltd.	2,700	50,482
Sintokogio Ltd.	7,200	48,274

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2010

Security	Shares	Value
Tadano Ltd.	18,000	$87,674
Takeuchi Manufacturing Co. Ltd.[b]	900	9,003
Toshiba Machine Co. Ltd.	18,000	57,663
Toyo Kanetsu K.K.	18,000	28,296
Tsubakimoto Chain Co.	18,000	65,595

		1,426,806

MACHINERY – DIVERSIFIED – 0.56%
Ebara Corp.[b]	45,000	178,457
Torishima Pump Manufacturing Co. Ltd.	1,800	26,581

		205,038

MANUFACTURING – 1.70%
Achilles Corp.	9,000	12,219
Amano Corp.	9,000	69,346
Glory Ltd.	7,200	153,741
Japan Cash Machine Co. Ltd.	900	6,270
JSP Corp.	900	9,271
Kureha Corp.	18,000	91,533
Nikkiso Co. Ltd.	9,000	58,842
Nippon Valqua Industries Ltd.	9,000	23,044
Nitta Corp.	3,600	48,532
Tamron Co. Ltd.	1,800	32,497
Tenma Corp.	3,600	35,841
Tokai Rubber Industries Ltd.	3,600	37,256
Toyo Tanso Co. Ltd.[a]	900	43,569

		621,961

MEDIA – 0.42%
Gakken Holdings Co. Ltd.	9,000	18,435
Kadokawa Group Holdings Inc.	2,700	60,032
SKY Perfect JSAT Holdings Inc.	180	63,408
Tohokushinsha Film Corp.	900	4,159
USEN Corp.[b]	11,880	7,781

		153,815

METAL FABRICATE & HARDWARE – 1.59%
Kitz Corp.	9,000	37,085
Misumi Group Inc.	9,000	175,241
Mitsui High-Tech Inc.[b]	900	4,759
Nachi-Fujikoshi Corp.	27,000	66,238
Neturen Co. Ltd.	5,400	37,235
Oiles Corp.	4,580	69,815
Onoken Co. Ltd.	1,800	13,591
Ryobi Ltd.[b]	18,000	61,093

Security	Shares	Value
Tocalo Co. Ltd.	1,800	$25,466
Toho Zinc Co. Ltd.	18,000	63,237
Yamazen Corp.	8,100	29,325

		583,085

MINING – 1.56%
Nippon Coke & Engineering Co. Ltd.	18,000	24,437
Nippon Denko Co. Ltd.	9,000	67,203
Nippon Light Metal Co. Ltd.[b]	63,000	100,536
Nittetsu Mining Co. Ltd.	9,000	29,260
OSAKA Titanium technologies Co. Ltd.	1,800	82,851
Pacific Metals Co. Ltd.	18,000	129,475
Sumitomo Light Metal Industries Ltd.[b]	45,000	47,696
Toho Titanium Co. Ltd.	3,600	89,603

		571,061

OFFICE & BUSINESS EQUIPMENT – 0.06%
Riso Kagaku Corp.	1,800	21,672

		21,672

OFFICE FURNISHINGS – 0.36%
Kokuyo Co. Ltd.	10,800	82,830
Okamura Corp.	9,000	47,588

		130,418

OIL & GAS – 0.06%
AOC Holdings Inc.[b]	5,400	23,344

		23,344

PACKAGING & CONTAINERS – 0.41%
FP Corp.	1,800	97,535
Fuji Seal International Inc.	2,700	53,441

		150,976

PHARMACEUTICALS – 3.96%
EPS Co. Ltd.	18	45,145
Kaken Pharmaceutical Co. Ltd.	9,000	97,535
Kissei Pharmaceutical Co. Ltd.	900	17,728
Kobayashi Pharmaceutical Co. Ltd.	3,600	165,488
KYORIN Holdings Inc	9,000	129,260
Miraca Holdings Inc.	6,300	211,125
Mochida Pharmaceutical Co. Ltd.	9,000	90,032
Nichi-Iko Pharmaceutical Co. Ltd.	2,700	97,910
Nippon Shinyaku Co. Ltd.	9,000	115,970
Rohto Pharmaceutical Co. Ltd.	9,000	109,968
Sawai Pharmaceutical Co. Ltd.	1,800	184,566
Seikagaku Corp.	4,500	48,071

40	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2010

Security	Shares	Value
Taiko Pharmaceutical Co. Ltd.	900	$10,236
Toho Holdings Co. Ltd.	4,500	64,898
Towa Pharmaceutical Co. Ltd.	900	53,805
Vital KSK Holdings Inc.	1,800	10,225

		1,451,962

REAL ESTATE – 1.29%
Airport Facilities Co. Ltd.	1,800	6,538
Arnest One Corp.	4,500	45,498
Daibiru Corp.	6,300	46,517
Daikyo Inc.[b]	27,000	37,942
Goldcrest Co. Ltd.	2,160	45,042
Heiwa Real Estate Co. Ltd.	22,500	53,859
Hulic Co. Ltd.	6,300	43,365
Iida Home Max Co. Ltd.	900	6,752
Leopalace21 Corp.[b]	11,700	25,220
Sankei Building Co. Ltd. (The)	3,600	19,721
Shoei Co. Ltd.	3,600	25,509
Sumitomo Real Estate Sales Co. Ltd.	900	37,996
TOC Co. Ltd.	9,000	36,549
Toho Real Estate Co. Ltd.	900	5,016
Tokyu Livable Inc.	2,700	30,161
Touei Housing Corp.	900	8,467

		474,152

REAL ESTATE INVESTMENT TRUSTS – 4.60%
Advance Residence Investment Corp.[b]	99	154,448
DA Office Investment Corp.	27	73,666
Frontier Real Estate Investment Corp.	18	140,407
Fukuoka REIT Corp.	9	57,556
Global One Real Estate Investment Corp. Ltd.	9	68,489
Hankyu REIT Inc.	9	38,800
Japan Excellent Inc.	18	86,174
Japan Logistics Fund Inc.[a]	18	136,334
Kenedix Realty Investment Corp.	27	94,534
MID REIT Inc.	18	38,821
Mori Hills REIT Investment Corp.	18	36,442
MORI TRUST Sogo REIT Inc.	9	74,491
Nippon Accommodations Fund Inc.	18	104,609
Nippon Commercial Investment Corp.	27	27,846
Nomura Real Estate Residential Fund Inc.	9	37,728
ORIX JREIT Inc.	27	127,492

Security	Shares	Value
Premier Investment Corp.	18	$78,028
TOKYU REIT Inc.	18	97,964
Top REIT Inc.	18	96,570
United Urban Investment Corp.	18	116,613

		1,687,012

RETAIL – 9.61%
Alpen Co. Ltd.	1,800	28,382
Aoki Holdings Inc.	3,600	44,587
Aoyama Trading Co. Ltd.	7,200	99,207
Arcs Co. Ltd.	3,600	47,203
Askul Corp.	2,700	50,643
Autobacs Seven Co. Ltd.	3,600	134,834
Belluna Co. Ltd.	3,150	15,531
Best Denki Co. Ltd.[b]	9,000	21,115
BIC Camera Inc.[a]	81	31,013
Cawachi Ltd.	1,800	32,755
Chiyoda Co. Ltd.	3,600	40,943
Circle K Sunkus Co. Ltd.	6,300	86,206
cocokara fine HOLDINGS Inc.	900	18,671
Colowide Co. Ltd.	4,500	24,973
Culture Convenience Club Co. Ltd.[a]	10,800	47,331
Daiei Inc. (The)[b]	8,100	32,797
DCM Holdings Co. Ltd.	9,000	42,444
Don Quijote Co. Ltd.	5,400	131,897
Doutor Nichires Holdings Co. Ltd.	4,500	59,646
Duskin Co. Ltd.	6,300	112,915
EDION Corp.	9,000	62,058
Fuji Co. Ltd.	1,800	34,448
GEO Corp.	45	52,894
Gulliver International Co. Ltd.	450	17,524
H2O Retailing Corp.	9,000	54,126
Heiwado Co. Ltd.	4,500	53,430
Honeys Co. Ltd.	2,340	35,196
Izumi Co. Ltd.	6,300	77,803
Izumiya Co. Ltd.	9,000	36,656
Joshin Denki Co. Ltd.	9,000	84,244
Kasumi Co. Ltd.	900	4,802
Keiyo Co. Ltd.	4,500	24,062
Kisoji Co. Ltd.	3,600	78,285
Kohnan Shoji Co. Ltd.	2,700	28,778
Kojima Co. Ltd.	900	4,427
Komeri Co. Ltd.	3,600	82,872

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2010

Security	Shares	Value
K’s Holdings Corp.	5,400	$116,720
Kura Corp.	900	15,531
Maruetsu Inc. (The)	9,000	36,763
Matsumotokiyoshi Co. Ltd.	4,500	85,477
Matsuya Co. Ltd.[b]	3,600	25,809
Megane Top Co. Ltd.	1,800	11,897
MOS Food Services Inc.	3,600	64,652
Nishimatsuya Chain Co. Ltd.	6,300	54,770
Nissen Holdings Co. Ltd.	6,300	27,085
Parco Co. Ltd.	5,400	41,543
Paris Miki Holdings Inc.	4,500	35,852
Plenus Co. Ltd.	3,600	55,863
Point Inc.	1,620	75,820
Right On Co. Ltd.	2,700	15,691
Ringer Hut Co. Ltd.	1,800	20,836
Ryohin Keikaku Co. Ltd.	2,700	94,469
Saint Marc Holdings Co. Ltd.	900	34,780
Saizeriya Co. Ltd.	3,600	70,139
San-A & Co. Ltd.	900	33,226
Sankyo-Tateyama Holdings Inc.[b]	45,000	48,767
Seiko Holdings Corp.[b]	9,000	25,831
Senshukai Co. Ltd.	5,400	31,768
Shimachu Co. Ltd.	5,400	106,238
Sugi Holdings Co. Ltd.	3,600	78,028
Sundrug Co. Ltd.	3,600	97,406
Toridoll Corp.	9	15,316
Tsuruha Holdings Inc.	1,800	74,062
Valor Co. Ltd.	4,500	33,119
Watami Co. Ltd.	3,600	70,525
Xebio Co. Ltd.	2,700	49,068
Yoshinoya Holdings Co. Ltd.	54	63,408
Zensho Co. Ltd.	8,100	76,592

		3,521,749

SEMICONDUCTORS – 0.37%
Megachips Corp.	1,800	32,197
Mimasu Semiconductor Industry Co. Ltd.	2,700	26,752
Sanken Electric Co. Ltd.[b]	9,000	28,510
Shindengen Electric Manufacturing Co. Ltd.[b]	9,000	29,904
Shinkawa Ltd.	900	9,861

Security	Shares	Value
THine Electronics Inc.	9	$9,432

		136,656

SHIPBUILDING – 0.52%
Hitachi Zosen Corp.	94,500	128,296
Namura Shipbuilding Co. Ltd.	5,400	27,010
Sasebo Heavy Industries Co. Ltd.	18,000	36,013

		191,319

SOFTWARE – 1.20%
Capcom Co. Ltd.	5,400	78,714
Fuji Soft Inc.	3,600	54,577
NEC Mobiling Ltd.	900	24,759
Nihon Unisys Ltd.	7,200	49,218
NSD Co. Ltd.	4,500	48,499
Obic Business Consultants Co. Ltd.	900	46,141
Simplex Technology Inc.	18	11,768
Sumisho Computer Systems Corp.	2,700	41,672
Tecmo Koei Holdings Co. Ltd.	5,400	34,662
Trans Cosmos Inc.	3,600	29,239
Works Applications Co. Ltd.	45	21,517

		440,766

STORAGE & WAREHOUSING – 0.50%
Mitsui-Soko Co. Ltd.	18,000	64,952
Shibusawa Warehouse Co. Ltd. (The)	9,000	32,047
Sumitomo Warehouse Co. Ltd. (The)	18,000	86,174

		183,173

TELECOMMUNICATIONS – 1.35%
AIPHONE Co. Ltd.	900	14,341
Daimei Telecom Engineering Corp.	3,600	24,266
Denki Kogyo Co. Ltd.	9,000	40,622
Hikari Tsushin Inc.	2,700	47,717
Hitachi Kokusai Electric Inc.	9,000	67,846
IT Holdings Corp.	9,048	102,150
Japan Radio Co. Ltd.	9,000	20,686
MTI Ltd.	9	10,300
Oki Electric Industry Co. Ltd.[b]	90,000	69,668
Okinawa Cellular Telephone Co.	18	36,506
Telepark Corp.	27	42,315
Uniden Corp.[b]	9,000	19,293

		495,710

42	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL CAP INDEX FUND

August 31, 2010

Security	Shares	Value
TEXTILES – 0.96%
Daiwabo Holdings Co. Ltd.	18,000	$37,513
Kurabo Industries Ltd.	27,000	42,444
Nitto Boseki Co. Ltd.	36,000	69,882
Seiren Co. Ltd.	7,200	42,358
Toyobo Co. Ltd.	72,000	110,611
Unitika Ltd.[b]	63,000	50,268

		353,076

TOYS, GAMES & HOBBIES – 0.44%
Sanrio Co. Ltd.	5,400	90,804
Tomy Co. Ltd.	9,000	69,453

		160,257

TRANSPORTATION – 2.86%
Daiichi Chuo Kisen Kaisha[b]	9,000	22,079
Fukuyama Transporting Co. Ltd.	18,000	91,961
Hitachi Transport System Ltd.	5,400	78,842
Iino Kaiun Kaisha Ltd.	10,800	56,077
Inui Steamship Co. Ltd.	2,700	15,177
Kintetsu World Express Inc.	1,800	42,787
Nippon Konpo Unyu Soko Co. Ltd.	9,000	105,895
Nishi-Nippon Railroad Co. Ltd.	36,000	157,771
Sankyu Inc.	27,000	103,215
Seino Holdings Co. Ltd.	18,000	112,111
Shinwa Kaiun Kaisha Ltd.	9,000	22,401
Sotetsu Holdings Inc.	45,000	215,970
Yusen Air & Sea Service Co. Ltd.	1,800	25,123

		1,049,409

TOTAL COMMON STOCKS
(Cost: $39,920,860)		36,551,728

SHORT-TERM INVESTMENTS – 1.41%

MONEY MARKET FUNDS – 1.41%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.31%[c,d,e]	424,518	424,518
BlackRock Cash Funds: Prime,
SL Agency Shares 0.30%[c,d,e]	82,493	82,493

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.13%[c,d]	7,839	$7,839

		514,850

TOTAL SHORT-TERM INVESTMENTS
(Cost: $514,850)		514,850

TOTAL INVESTMENTS
IN SECURITIES – 101.10%
(Cost: $40,435,710)		37,066,578

Other Assets, Less Liabilities – (1.10)%		(402,265)

NET ASSETS – 100.00%		$36,664,313

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI MALAYSIA INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.77%

AGRICULTURE – 10.68%
British American Tobacco
(Malaysia) Bhd	1,060,800	$15,245,313
Genting Plantations Bhd	1,795,200	4,170,294
IOI Corp. Bhd	26,683,230	44,639,981
Kuala Lumpur Kepong Bhd	3,835,200	20,727,177

		84,782,765

AIRLINES – 1.25%
AirAsia Bhd[a]	9,955,200	5,329,489
Malaysian Airline System Bhd[a]	6,691,800	4,584,666

		9,914,155

AUTO PARTS & EQUIPMENT – 1.21%
UMW Holdings Bhd	4,569,600	9,610,554

		9,610,554

BANKS – 28.86%
Alliance Financial Group Bhd	7,425,600	7,264,341
AMMB Holdings Bhd	14,443,237	26,049,973
CIMB Group Holdings Bhd	31,008,064	77,071,809
Hong Leong Bank Bhd	3,753,600	10,573,690
Malayan Banking Bhd	25,459,220	68,066,490
Public Bank Bhd Foreign	8,486,400	32,937,990
RHB Capital Bhd	3,427,200	7,262,521

		229,226,814

BUILDING MATERIALS – 0.81%
Lafarge Malayan Cement Bhd	2,692,860	6,418,620

		6,418,620

COMMERCIAL SERVICES – 2.02%
PLUS Expressways Bhd	11,995,200	16,053,994

		16,053,994

DIVERSIFIED FINANCIAL SERVICES – 1.32%
Bursa Malaysia Bhd	2,529,600	5,779,594
Hong Leong Financial Group Bhd	1,713,600	4,745,211

		10,524,805

ELECTRIC – 7.10%
Tenaga Nasional Bhd	15,585,650	44,003,269
YTL Power International Bhd	17,217,675	12,344,779

		56,348,048

Security	Shares	Value
ENGINEERING & CONSTRUCTION – 5.67%
Gamuda Bhd	12,892,800	$14,215,091
IJM Corp. Bhd	8,486,440	13,494,363
MMC Corp. Bhd	6,038,400	4,868,203
YTL Corp. Bhd	5,304,021	12,439,684

		45,017,341

ENTERTAINMENT – 2.43%
Berjaya Sports Toto Bhd	5,385,650	7,105,011
Tanjong PLC	1,795,200	12,196,251

		19,301,262

FOOD – 2.29%
PPB Group Bhd	3,345,666	18,209,447

		18,209,447

GAS – 1.65%
Petronas Gas Bhd	3,916,800	13,105,301

		13,105,301

HOLDING COMPANIES – DIVERSIFIED – 7.74%
Berjaya Corp. Bhd	12,892,800	3,902,987
Sime Darby Bhd	21,624,025	57,537,278

		61,440,265

IRON & STEEL – 0.83%
Parkson Holdings Bhd	3,753,633	6,578,711

		6,578,711

LODGING – 9.60%
Genting Bhd	17,788,800	53,567,917
Genting Malaysia Bhd	23,582,400	22,694,533

		76,262,450

OIL & GAS – 0.85%
Petronas Dagangan Bhd	1,958,400	6,714,907

		6,714,907

REAL ESTATE – 0.85%
SP Setia Bhd	4,896,000	6,755,471

		6,755,471

TELECOMMUNICATIONS – 11.47%
Axiata Group Bhd[a]	20,236,800	28,825,421
DiGi.Com Bhd	2,774,400	21,872,331
Maxis Communications Bhd	17,952,000	30,776,655
Telekom Malaysia Bhd	8,568,000	9,637,857

		91,112,264

44	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MALAYSIA INDEX FUND

August 31, 2010

Security	Shares	Value
TRANSPORTATION – 3.14%
MISC Bhd	8,894,420	$24,913,389

		24,913,389

TOTAL COMMON STOCKS
(Cost: $439,490,666)		792,290,563

SHORT-TERM INVESTMENTS – 0.05%

MONEY MARKET FUNDS – 0.05%
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.13%[b,c]	437,397	437,397

		437,397

TOTAL SHORT-TERM INVESTMENTS
(Cost: $437,397)		437,397

TOTAL INVESTMENTS
IN SECURITIES – 99.82%
(Cost: $439,928,063)		792,727,960

Other Assets, Less Liabilities – 0.18%		1,414,230

NET ASSETS – 100.00%		$794,142,190

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.16%

AUSTRALIA – 64.80%
AGL Energy Ltd.	1,281,588	$17,132,975
Alumina Ltd.	6,947,556	10,604,998
Amcor Ltd.	3,477,720	20,862,623
AMP Ltd.	5,900,736	26,469,828
Aristocrat Leisure Ltd.	1,139,092	3,771,518
Asciano Group[a]	8,331,636	12,421,084
ASX Ltd.	489,684	12,687,397
Australia and New Zealand
Banking Group Ltd.	7,214,444	145,055,267
AXA Asia Pacific Holdings Ltd.	2,943,068	14,407,127
Bendigo and Adelaide Bank Ltd.	991,048	7,435,954
BGP Holdings PLC[b]	27,004,595	3,432
BHP Billiton Ltd.	9,556,576	315,141,019
Billabong International Ltd.	576,700	3,880,486
BlueScope Steel Ltd.[a]	5,191,176	9,887,669
Boral Ltd.	2,046,628	8,015,046
Brambles Ltd.	4,050,040	21,123,765
Caltex Australia Ltd.	384,564	3,847,241
CFS Retail Property Trust	5,004,296	8,618,633
Coca-Cola Amatil Ltd.	1,609,504	17,090,191
Cochlear Ltd.	160,892	9,909,573
Commonwealth Bank of Australia	4,410,368	197,450,036
Computershare Ltd.	1,266,404	10,696,776
Crown Ltd.	1,287,428	9,487,847
CSL Ltd.	1,639,288	48,090,232
CSR Ltd.	4,313,424	6,545,773
Dexus Property Group	13,728,380	10,141,724
Energy Resources of
Australia Ltd.	190,092	2,224,867
Fairfax Media Ltd.[c]	5,992,716	7,680,696
Fortescue Metals Group Ltd.[a]	3,538,164	14,737,989
Foster’s Group Ltd.	5,496,900	29,648,646
Goodman Fielder Ltd.	3,930,612	4,687,911
Goodman Group	17,980,192	10,162,076
GPT Group	5,019,188	13,357,312
Harvey Norman Holdings Ltd.	1,512,560	4,644,576
Incitec Pivot Ltd.	4,626,740	13,877,761
Insurance Australia Group Ltd.	5,919,716	18,124,821
Intoll Group	6,439,768	8,454,280

Security	Shares	Value
James Hardie Industries SEa	1,241,000	$5,887,263
Leighton Holdings Ltd.	385,440	10,531,969
Lend Lease Group	1,529,788	9,449,419
Macarthur Coal Ltd.	361,788	3,632,266
Macquarie Group Ltd.	981,704	32,731,261
MAp Group	1,074,852	2,831,749
Metcash Ltd.	2,180,072	8,518,238
Mirvac Group	9,311,296	11,105,276
National Australia Bank Ltd.	6,040,020	124,721,339
Newcrest Mining Ltd.	2,187,956	72,540,286
OneSteel Ltd.	3,791,620	9,719,226
Orica Ltd.	1,028,132	22,922,977
Origin Energy Ltd.	2,507,988	34,041,580
OZ Minerals Ltd.[a]	8,887,312	9,650,386
Paladin Energy Ltd.[a]	1,939,756	6,405,240
Qantas Airways Ltd.[a]	3,160,024	7,059,574
QBE Insurance Group Ltd.	2,947,740	43,263,757
Rio Tinto Ltd.	1,240,708	77,399,837
Santos Ltd.	2,373,084	29,992,720
Sims Metal Management Ltd.	464,572	6,863,972
Sonic Healthcare Ltd.	1,048,572	10,312,761
SP AusNet	3,850,896	2,741,992
Stockland Corp. Ltd.	6,785,496	23,795,357
Suncorp-Metway Ltd.	3,649,124	27,119,989
Tabcorp Holdings Ltd.	1,744,408	9,921,180
Tatts Group Ltd.	3,650,292	7,764,972
Telstra Corp. Ltd.	12,401,240	30,353,740
Toll Holdings Ltd.	1,901,504	10,273,072
Transurban Group	3,625,764	15,716,032
Wesfarmers Ltd.	2,862,184	81,417,680
Wesfarmers Ltd.
Partially Protected	432,744	12,390,719
Westfield Group	6,242,668	69,509,146
Westpac Banking Corp.	8,477,636	163,737,782
Woodside Petroleum Ltd.	1,549,352	57,738,761
Woolworths Ltd.	3,532,908	87,290,342
WorleyParsons Ltd.	543,996	10,056,494

		2,227,787,503

HONG KONG – 20.09%
ASM Pacific Technology Ltd.	584,000	4,726,207
Bank of East Asia Ltd. (The)[c]	4,321,720	16,251,245
BOC Hong Kong (Holdings) Ltd.	10,512,000	27,636,485

46	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

August 31, 2010

Security	Shares	Value
Cathay Pacific Airways Ltd.	3,212,000	$7,920,057
Cheung Kong (Holdings) Ltd.	4,088,000	51,451,463
Cheung Kong Infrastructure
Holdings Ltd.	1,168,000	4,497,217
CLP Holdings Ltd.	5,548,000	42,473,922
Esprit Holdings Ltd.	3,299,611	18,494,959
Foxconn International
Holdings Ltd.[a,c]	6,132,000	4,075,650
Hang Lung Group Ltd.	2,336,000	13,964,646
Hang Lung Properties Ltd.[c]	5,840,736	26,093,151
Hang Seng Bank Ltd.	2,190,000	30,040,882
Henderson Land Development
Co. Ltd.	3,212,056	19,655,958
Hong Kong and China Gas
Co. Ltd. (The)[c]	12,264,627	29,579,534
Hong Kong Exchanges and
Clearing Ltd.	2,920,000	45,760,494
Hongkong Electric Holdings Ltd.	3,942,000	23,945,427
Hopewell Holdings Ltd.[c]	1,606,000	5,048,107
Hutchison Whampoa Ltd.	6,132,000	45,328,791
Hysan Development Co. Ltd.	1,752,000	5,552,073
Kerry Properties Ltd.[c]	2,044,000	10,300,803
Li & Fung Ltd.[c]	6,425,600	32,547,231
Lifestyle International
Holdings Ltd.	1,606,000	3,476,897
Link REIT (The)	6,278,000	18,321,090
Mongolia Energy Corp. Ltd.[a]	8,760,000	3,457,376
MTR Corp. Ltd.	4,088,000	14,610,323
New World Development
Co. Ltd.	7,300,941	11,713,794
NWS Holdings Ltd.	2,336,000	4,240,447
Orient Overseas
International Ltd.[a,c]	584,000	4,677,406
PCCW Ltd.[c]	10,512,000	3,432,600
Sands China Ltd.[a]	6,891,200	10,702,024
Shangri-La Asia Ltd.	3,504,000	7,658,032
Sino Land Co. Ltd.	4,672,000	8,156,555
Sun Hung Kai Properties Ltd.	4,088,000	57,285,081
Swire Pacific Ltd. Class Ac	2,190,000	26,394,870
Television Broadcasts Ltd.	876,000	4,358,321
Wharf (Holdings) Ltd. (The)	3,796,000	20,423,295
Wheelock and Co. Ltd.	2,628,000	7,584,830
Wing Hang Bank Ltd.[c]	438,000	4,628,604

Security	Shares	Value
Wynn Macau Ltd.[a]	4,438,400	$7,657,431
Yue Yuen Industrial
(Holdings) Ltd.	2,044,000	6,700,778

		690,824,056

NEW ZEALAND – 0.79%
Auckland International Airport Ltd.	2,611,940	3,659,589
Contact Energy Ltd.[a]	861,108	3,408,358
Fletcher Building Ltd.	1,728,348	9,105,172
Sky City Entertainment
Group Ltd.	1,637,536	3,292,395
Telecom Corp. of New
Zealand Ltd.	5,351,776	7,723,325

		27,188,839

SINGAPORE – 13.48%
Ascendas Real Estate
Investment Trust[c]	4,380,813	6,693,942
CapitaLand Ltd.	7,300,000	21,069,609
CapitaMall Trust
Management Ltd.	6,424,781	9,200,616
CapitaMalls Asia Ltd.	3,796,000	5,884,403
City Developments Ltd.	1,460,000	11,790,359
ComfortDelGro Corp. Ltd.	5,256,000	5,780,940
COSCO Corp. (Singapore) Ltd.[c]	2,920,104	3,405,746
DBS Group Holdings Ltd.	4,964,000	50,860,205
Fraser and Neave Ltd.	2,628,150	10,767,131
Genting Singapore PLC[a]	17,228,400	21,492,578
Golden Agri-Resources Ltd.	18,980,987	7,846,278
Jardine Cycle & Carriage Ltd.	292,000	7,009,552
Keppel Corp. Ltd.	3,504,000	23,149,627
Keppel Land Ltd.[c]	2,044,000	5,854,226
Neptune Orient Lines Ltd.[a,c]	2,628,750	3,706,291
Noble Group Ltd.	8,468,708	9,814,624
Olam International Ltd.	3,504,600	6,907,273
Oversea-Chinese Banking
Corp. Ltd.	7,008,600	44,854,626
SembCorp Industries Ltd.	2,920,240	9,183,009
SembCorp Marine Ltd.	2,336,200	6,570,401
Singapore Airlines Ltd.	1,460,800	16,282,631
Singapore Exchange Ltd.[c]	2,336,000	12,967,240
Singapore Press Holdings Ltd.	4,380,517	13,192,965

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC EX-JAPAN INDEX FUND

August 31, 2010

Security	Shares	Value
Singapore Technologies
Engineering Ltd.	4,672,000	$11,035,949
Singapore
Telecommunications Ltd.	22,776,328	51,783,487
StarHub Ltd.	1,752,000	3,181,457
United Overseas Bank Ltd.	3,504,000	48,420,226
UOL Group Ltd.	1,460,000	4,300,140
Wilmar International Ltd.[c]	5,548,000	25,637,027
Yangzijiang Shipbuilding
(Holdings) Ltd.	4,088,000	4,798,051

		463,440,609

TOTAL COMMON STOCKS
(Cost: $3,068,279,054)		3,409,241,007

SHORT-TERM INVESTMENTS – 1.53%

MONEY MARKET FUNDS – 1.53%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.31%[d,e,f]	43,685,525	43,685,525
BlackRock Cash Funds: Prime,
SL Agency Shares 0.30%[d,e,f]	8,488,991	8,488,991
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.13%[d,e]	297,340	297,340

		52,471,856

TOTAL SHORT-TERM INVESTMENTS
(Cost: $52,471,856)		52,471,856

TOTAL INVESTMENTS
IN SECURITIES – 100.69%
(Cost: $3,120,750,910)		3,461,712,863

Other Assets, Less Liabilities – (0.69)%		(23,564,193)

NET ASSETS – 100.00%		$3,438,148,670

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SINGAPORE INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.18%

AGRICULTURE – 6.45%
Golden Agri-Resources Ltd.	73,892,628	$30,545,414
Wilmar International Ltd.	17,546,000	81,079,176

		111,624,590

AIRLINES – 3.66%
Singapore Airlines Ltd.	5,684,467	63,361,225

		63,361,225

BANKS – 30.62%
DBS Group Holdings Ltd.	18,473,500	189,275,987
Oversea-Chinese Banking
Corp. Ltd.	25,578,000	163,697,690
United Overseas Bank Ltd.	12,789,000	176,725,533

		529,699,210

BEVERAGES – 2.69%
Fraser and Neave Ltd.	11,368,000	46,572,968

		46,572,968

DISTRIBUTION & WHOLESALE – 1.97%
Jardine Cycle & Carriage Ltd.	1,421,000	34,111,552

		34,111,552

DIVERSIFIED FINANCIAL SERVICES – 3.19%
Singapore Exchange Ltd.[a]	9,947,000	55,216,240

		55,216,240

ENGINEERING & CONSTRUCTION – 4.40%
SembCorp Industries Ltd.	11,368,000	35,747,900
Singapore Technologies
Engineering Ltd.	17,052,000	40,279,324

		76,027,224

FOOD – 1.46%
Olam International Ltd.[a]	12,789,000	25,206,046

		25,206,046

HOLDING COMPANIES – DIVERSIFIED – 7.19%
Keppel Corp. Ltd.	13,089,000	86,474,164
Noble Group Ltd.[a]	32,683,999	37,878,407

		124,352,571

MEDIA – 2.72%
Singapore Press Holdings Ltd.[a]	15,631,000	47,076,460

		47,076,460

REAL ESTATE – 14.18%
CapitaLand Ltd.	24,157,000	69,723,090

Security	Shares	Value
CapitaMalls Asia Ltd.	7,105,000	$11,013,878
City Developments Ltd.	5,684,000	45,901,646
Genting Singapore PLC[b]	65,366,400	81,545,151
Keppel Land Ltd.	7,105,000	20,349,450
UOL Group Ltd.	5,684,000	16,741,094

		245,274,309

REAL ESTATE INVESTMENT TRUSTS – 3.51%
Ascendas Real Estate
Investment Trust[a]	17,052,335	26,056,199
CapitaMall Trust
Management Ltd.	24,157,800	34,595,211

		60,651,410

SHIPBUILDING – 2.54%
SembCorp Marine Ltd.[a]	8,526,000	23,978,785
Yangzijiang Shipbuilding (Holdings) Ltd.	17,052,000	20,013,789

		43,992,574

TELECOMMUNICATIONS – 11.76%
Singapore Telecommunications Ltd.	83,839,568	190,614,800
StarHub Ltd.	7,105,000	12,901,971

		203,516,771

TRANSPORTATION – 2.84%
ComfortDelGro Corp. Ltd.	19,894,000	21,880,903
COSCO Corp. (Singapore) Ltd.[a]	11,368,000	13,258,611
Neptune Orient Lines Ltd.[a,b]	9,947,499	14,025,041

		49,164,555

TOTAL COMMON STOCKS
(Cost: $1,596,447,705)		1,715,847,705

SHORT-TERM INVESTMENTS – 4.99%

MONEY MARKET FUNDS – 4.99%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.31%[c,d,e]	71,934,665	71,934,665
BlackRock Cash Funds: Prime,
SL Agency Shares 0.30%[c,d,e]	13,978,377	13,978,377

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI SINGAPORE INDEX FUND

August 31, 2010

Security	Shares	Value
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.13%[c,d]	363,421	$363,421

		86,276,463

TOTAL SHORT-TERM INVESTMENTS
(Cost: $86,276,463)		86,276,463

TOTAL INVESTMENTS
IN SECURITIES – 104.17%
(Cost: $1,682,724,168)		1,802,124,168

Other Assets, Less Liabilities – (4.17)%		(72,123,385)

NET ASSETS – 100.00%		$1,730,000,783

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SOUTH KOREA INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 96.79%

AGRICULTURE – 1.30%
KT&G Corp.	831,436	$42,303,441

		42,303,441

AIRLINES – 0.51%
Korean Air Lines Co. Ltd.[a]	272,602	16,575,766

		16,575,766

AUTO MANUFACTURERS – 5.70%
Hyundai Motor Co. Ltd.[b]	1,180,358	139,311,583
Kia Motors Corp.	1,799,160	46,220,809

		185,532,392

AUTO PARTS & EQUIPMENT – 3.27%
Hankook Tire Co. Ltd.[b]	586,090	12,734,710
Hyundai Mobis Co. Ltd.	517,946	93,747,837

		106,482,547

BANKS – 1.81%
Busan Bank	1,131,292	12,031,006
Daegu Bank	954,100	11,101,589
Industrial Bank of Korea	1,253,960	15,165,919
Korea Exchange Bank	1,962,720	20,709,323

		59,007,837

BEVERAGES – 0.13%
Hite Brewery Co. Ltd.[b]	39,527	4,286,020

		4,286,020

BIOTECHNOLOGY – 0.22%
Celltrion Inc.[a,b]	417,078	7,183,803

		7,183,803

CHEMICALS – 5.91%
Hanwha Chemical Corp.[b]	640,610	14,346,800
Honam Petrochemical Corp.[b]	109,040	17,007,657
KCC Corp.[b]	40,890	10,163,667
Korea Zinc Co. Ltd.[b]	68,150	15,148,865
LG Chem Ltd.[b]	354,385	101,979,168
OCI Co. Ltd.	109,040	33,833,414

		192,479,571

COMMERCIAL SERVICES – 0.18%
S1 Corp.[b]	122,678	5,934,877

		5,934,877

Security	Shares	Value
COMPUTERS – 0.26%
SK C&C Co. Ltd.[b]	109,040	$8,312,833

		8,312,833

COSMETICS & PERSONAL CARE – 0.77%
AmorePacific Corp.[b]	27,260	25,011,260

		25,011,260

DISTRIBUTION & WHOLESALE – 2.73%
Daewoo International Corp.[b]	381,643	10,616,226
Hanwha Corp.	340,750	12,661,950
Hyosung Corp.[b]	173,101	15,449,001
Samsung C&T Corp.	954,100	44,883,844
SK Networks Co. Ltd.	654,240	5,386,061

		88,997,082

DIVERSIFIED FINANCIAL SERVICES – 11.46%
Daewoo Securities Co. Ltd.	940,470	17,296,992
Hana Financial Group Inc.	1,458,411	37,527,716
Hyundai Securities Co. Ltd.	913,217	10,930,573
KB Financial Group Inc.	2,507,920	101,663,952
Korea Investment Holdings
Co. Ltd.	299,865	7,866,172
Mirae Asset Securities Co. Ltd.	177,199	8,395,115
Samsung Card Co. Ltd.	327,125	14,597,704
Samsung Securities Co. Ltd.	381,640	18,462,858
Shinhan Financial Group
Co. Ltd.	3,080,387	117,932,908
Tong Yang Securities Inc.	545,200	4,442,909
Woori Finance Holdings
Co. Ltd.	2,153,540	24,159,741
Woori Investment &
Securities Co. Ltd.	654,240	9,577,039

		372,853,679

ELECTRIC – 1.47%
Korea Electric Power Corp.[a]	1,962,720	47,721,485

		47,721,485

ELECTRICAL COMPONENTS & EQUIPMENT – 2.71%
LG Electronics Inc.[b]	722,396	58,085,724
LG Innotek Co. Ltd.[b]	68,150	7,503,378
LS Corp.	136,300	13,358,287
LS Industrial Systems Co. Ltd.[b]	113,129	9,115,240

		88,062,629

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

August 31, 2010

Security	Shares	Value
ELECTRONICS – 4.20%
LG Display Co. Ltd.[b]	1,785,532	$49,593,974
Samsung Electro-Mechanics
Co. Ltd.[b]	457,968	43,546,878
Samsung SDI Co. Ltd.[b]	258,970	36,289,065
Seoul Semiconductor Co. Ltd.[b]	241,251	7,344,784

		136,774,701

ENGINEERING & CONSTRUCTION – 3.57%
Daelim Industrial Co. Ltd.	211,265	13,286,664
Daewoo Engineering &
Construction Co. Ltd.[b]	858,694	7,076,401
Doosan Heavy Industries &
Construction Co. Ltd.[b]	323,031	18,537,437
GS Engineering &
Construction Corp.	272,600	19,463,308
Hanjin Heavy Industries &
Construction Co. Ltd.[b]	231,714	5,556,575
Hyundai Engineering &
Construction Co. Inc.	509,762	27,212,251
Samsung Engineering Co. Ltd.[b]	228,984	25,211,350

		116,343,986

ENVIRONMENTAL CONTROL – 0.39%
Woongjin Coway Co. Ltd.	381,640	12,748,921

		12,748,921

FOOD – 0.48%
CJ CheilJedang Corp.	61,335	11,382,966
Lotte Confectionery Co. Ltd.[b]	4,200	4,319,460

		15,702,426

GAS – 0.20%
Korea Gas Corp.	177,190	6,384,693

		6,384,693

HOLDING COMPANIES – DIVERSIFIED – 2.08%
GS Holdings Corp.[b]	381,640	15,661,597
LG Corp.[b]	723,753	51,916,555

		67,578,152

HOME BUILDERS – 0.31%
Hyundai Development Co.	436,167	10,004,665

		10,004,665

Security	Shares	Value
HOUSEHOLD PRODUCTS & WARES – 0.70%
LG Household & Health
Care Ltd.[b]	68,150	$22,851,197

		22,851,197

INSURANCE – 2.96%
Dongbu Insurance Co. Ltd.	327,120	9,208,691
Korea Life Insurance Co. Ltd.	1,335,740	8,924,245
Samsung Fire & Marine
Insurance Co. Ltd.	272,605	43,543,129
Samsung Life Insurance
Co. Ltd.	381,640	34,697,439

		96,373,504

INTERNET – 2.37%
NCsoft Corp.[b]	109,040	20,918,509
NHN Corp.[a,b]	312,127	51,157,691
SK Broadband Co. Ltd.[a]	1,117,663	4,940,874

		77,017,074

IRON & STEEL – 7.61%
Dongkuk Steel Mill Co. Ltd.	272,601	5,457,022
Hyundai Steel Co.[b]	418,441	37,694,243
POSCO[b]	504,310	204,643,269

		247,794,534

LODGING – 0.41%
Kangwon Land Inc.	736,022	13,475,422

		13,475,422

MACHINERY – 0.32%
Doosan Infracore Co. Ltd.[a]	640,610	10,312,597

		10,312,597

MANUFACTURING – 1.18%
Cheil Industries Inc.	346,202	30,176,086
Doosan Corp.[b]	81,780	8,185,504

		38,361,590

OIL & GAS – 2.47%
SK Energy Co. Ltd.[b]	463,422	49,283,764
SK Holdings Co. Ltd.	190,824	14,643,263
S-Oil Corp.	340,750	16,427,850

		80,354,877

PHARMACEUTICALS – 0.27%
Yuhan Corp.	59,972	8,904,009

		8,904,009

52	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA INDEX FUND

August 31, 2010

Security	Shares	Value
RETAIL – 2.76%
Hyundai Department Store Co. Ltd.	109,040	$10,914,005
Lotte Shopping Co. Ltd.	81,785	26,502,188
Shinsegae Co. Ltd.	109,040	52,478,172

		89,894,365

SEMICONDUCTORS – 19.25%
Hynix Semiconductor Inc.[a,b]	3,830,030	67,406,483
Samsung Electronics Co. Ltd.[b]	845,060	532,876,270
Samsung Techwin Co. Ltd.[b]	286,230	26,381,195

		626,663,948

SHIPBUILDING – 3.54%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[b]	722,390	14,039,275
Hyundai Heavy Industries
Co. Ltd.[b]	286,230	63,028,376
Hyundai Mipo Dockyard
Co. Ltd.	81,780	10,948,111
Samsung Heavy Industries
Co. Ltd.	1,226,700	27,267,958

		115,283,720

TELECOMMUNICATIONS – 2.71%
KT Corp.	763,282	27,917,187
KT Corp. SP ADR[b]	406,174	7,583,269
LG Uplus Corp.	1,758,275	10,984,636
SK Telecom Co. Ltd.	175,560	23,649,128
SK Telecom Co. Ltd. SP ADR	1,128,564	18,079,595

		88,213,815

TRANSPORTATION – 0.58%
GLOVIS Co. Ltd.	81,780	11,186,855
STX Pan Ocean Co. Ltd.[b]	817,830	7,810,621

		18,997,476

TOTAL COMMON STOCKS
(Cost: $1,981,414,397)		3,150,780,894

PREFERRED STOCKS – 2.97%

AUTO MANUFACTURERS – 0.59%
Hyundai Motor Co. Ltd.[b]	177,190	7,168,000
Hyundai Motor Co. Ltd.
Series 2	286,230	12,056,564

		19,224,564

Security	Shares	Value
ELECTRICAL COMPONENTS & EQUIPMENT – 0.15%
LG Electronics Inc.[b]	136,306	$4,729,610

		4,729,610

SEMICONDUCTORS – 2.23%
Samsung Electronics Co. Ltd.	163,560	72,714,555

		72,714,555

TOTAL PREFERRED STOCKS
(Cost: $68,304,249)		96,668,729

SHORT-TERM INVESTMENTS – 11.57%

MONEY MARKET FUNDS – 11.57%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.31%[c,d,e]	310,450,098	310,450,098
BlackRock Cash Funds: Prime,
SL Agency Shares 0.30%[c,d,e]	60,326,804	60,326,804
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.13%[c,d]	5,646,730	5,646,730

		376,423,632

TOTAL SHORT-TERM INVESTMENTS
(Cost: $376,423,632)		376,423,632

TOTAL INVESTMENTS
IN SECURITIES – 111.33%
(Cost: $2,426,142,278)		3,623,873,255

Other Assets, Less Liabilities – (11.33)%		(368,705,636)

NET ASSETS – 100.00%		$3,255,167,619

SP ADR – Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® MSCI TAIWAN INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 98.78%

AIRLINES – 0.63%
China Airlines Ltd.[a]	15,624,752	$9,316,125
EVA Airways Corp.[a]	11,160,193	7,925,779

		17,241,904

APPAREL – 0.90%
Pou Chen Corp.	18,230,103	14,710,875
Ruentex Industries Ltd.	3,348,000	9,887,020

		24,597,895

AUTO MANUFACTURERS – 0.30%
Yulon Motor Co. Ltd.	5,580,362	8,135,197

		8,135,197

AUTO PARTS & EQUIPMENT – 0.67%
Cheng Shin Rubber Industry Co. Ltd.	8,928,615	18,144,872

		18,144,872

BANKS – 6.73%
Chang Hwa Commercial
Bank Ltd.	29,016,446	16,485,588
Chinatrust Financial Holding Co. Ltd.	71,250,596	39,924,712
E.Sun Financial
Holding Co. Ltd.	25,564,368	11,451,854
First Financial Holding Co. Ltd.	38,933,386	22,484,474
Hua Nan Financial
Holdings Co. Ltd.	31,812,506	18,670,010
Mega Financial
Holding Co. Ltd.	61,380,136	37,076,407
Taishin Financial
Holdings Co. Ltd.[a]	32,249,117	13,187,970
Taiwan Business Bank Ltd.[a]	18,972,000	5,507,885
Taiwan Cooperative Bank
Co. Ltd.	29,471,915	18,400,397

		183,189,297

BUILDING MATERIALS – 1.53%
Asia Cement Corp.	14,956,353	13,446,431
Taiwan Cement Corp.	23,436,558	21,546,065
Taiwan Glass Industrial Corp.	6,907,414	6,684,455

		41,676,951

Security	Shares	Value
CHEMICALS – 7.96%
Eternal Chemical Co. Ltd.	4,697,561	$4,589,925
Formosa Chemicals &
Fibre Corp.	22,320,204	49,609,744
Formosa Plastics Corp.	31,248,768	69,259,616
Nan Ya Plastics Corp.	36,828,860	71,050,245
Taiwan Fertilizer Co. Ltd.	5,580,000	17,070,613
TSRC Corp.	3,348,000	4,886,027

		216,466,170

COMPUTERS – 13.25%
Acer Inc.	20,109,841	47,145,192
Advantech Co. Ltd.	2,232,883	5,060,477
Chicony Electronics Co. Ltd.	3,523,515	6,324,596
Chimei Innolux Corp.	36,829,008	38,054,572
Clevo Co.	3,553,300	7,376,364
CMC Magnetics Corp.[a]	20,088,400	4,916,434
Compal Electronics Inc.	32,364,554	36,270,447
Foxconn Technology Co. Ltd.	5,102,742	14,622,954
HTC Corp.	5,872,080	107,235,025
Inotera Memories Inc.[a]	13,968,024	6,736,779
Inventec Co. Ltd.	14,508,752	7,133,447
Lite-On Technology Corp.	15,706,178	18,091,964
MiTAC International Corp.	8,928,585	3,316,793
Qisda Corp.[a]	12,276,211	6,936,362
Quanta Computer Inc.	18,972,240	28,783,507
Wistron Corp.	14,508,443	22,690,672

		360,695,585

DIVERSIFIED FINANCIAL SERVICES – 4.01%
Capital Securities Corp.	8,928,199	3,901,941
Fubon Financial Holding Co. Ltd.	40,176,979	46,844,296
KGI Securities Co. Ltd.	21,204,000	8,836,655
Polaris Securities Co. Ltd.	15,624,991	6,950,619
SinoPac Financial Holdings Co. Ltd.	43,524,193	15,285,234
Yuanta Financial Holding Co. Ltd.	47,988,076	27,264,250

		109,082,995

ELECTRICAL COMPONENTS & EQUIPMENT – 2.97%
Delta Electronics Inc.	13,392,180	50,794,464
Pacific Electric Wire & Cable Co. Ltd.[b]	197	–

54	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

August 31, 2010

Security	Shares	Value
Simplo Technology Co. Ltd.	1,383,930	$6,761,099
Tatung Co. Ltd.[a]	37,944,120	6,348,894
Walsin Lihwa Corp.[a]	20,088,069	9,468,997
Young Fast Optoelectronics
Co. Ltd.	700,000	7,385,903

		80,759,357

ELECTRONICS – 17.09%
ASUSTeK Computer Inc.	4,839,670	32,255,402
AU Optronics Corp.	59,148,830	51,054,041
Cheng Uei Precision
Industry Co. Ltd.	2,256,239	3,648,411
Chunghwa Picture Tubes Ltd.[a]	34,826,621	5,381,525
Coretronic Corp.	4,464,000	5,978,198
HannStar Display Corp.[a]	36,828,675	6,748,590
Hon Hai Precision Industry
Co. Ltd.	68,760,926	242,554,306
Kinsus Interconnect Technology Corp.	2,232,043	4,459,348
Micro-Star International
Co. Ltd.	6,696,855	3,282,157
Nan Ya Printed Circuit Board Corp.	1,144,453	3,679,798
Pegatron Corp.[a]	13,008,037	16,283,395
Phison Electronics Corp.	1,350,698	5,418,140
Pixart Imaging Inc.	1,116,682	5,176,602
Prime View International
Co. Ltd.[a]	5,580,000	8,265,312
Synnex Technology International Corp.	9,847,538	20,227,508
Tripod Technology Corp.	3,348,488	11,498,211
Unimicron Technology Corp.	10,044,794	15,897,829
Wintek Corp.[a]	8,928,000	11,092,414
WPG Holdings Co. Ltd.	6,626,243	12,286,909
Ya Hsin Industrial Co. Ltd.[b]	6,845,461	21

		465,188,117

ENERGY – ALTERNATE SOURCES – 0.32%
Motech Industries Inc.	2,255,803	8,767,169

		8,767,169

FOOD – 1.25%
Uni-President Enterprises Co.	29,481,823	34,098,194

		34,098,194

Security	Shares	Value
HOME FURNISHINGS – 0.24%
Teco Electric and Machinery
Co. Ltd.	13,392,092	$6,459,007

		6,459,007

INSURANCE – 3.55%
Cathay Financial Holding
Co. Ltd.	52,745,960	75,906,498
China Life Insurance Co. Ltd.	9,008,152	7,311,355
Shin Kong Financial Holding
Co. Ltd.[a]	40,176,343	13,356,997

		96,574,850

INTERNET – 0.10%
Chinese Gamer
International Corp.	356,000	2,822,751

		2,822,751

INVESTMENT COMPANIES – 0.73%
China Development Financial Holding Corp.	72,168,820	19,757,775

		19,757,775

IRON & STEEL – 3.16%
China Steel Corp.	80,352,467	76,002,989
Feng Hsin Iron & Steel Co. Ltd.	3,348,050	5,142,163
Tung Ho Steel Enterprise Corp.	5,580,882	4,825,823

		85,970,975

LEISURE TIME – 0.30%
Giant Manufacturing Co. Ltd.	2,232,800	8,085,309

		8,085,309

MANUFACTURING – 0.74%
Largan Precision Co. Ltd.	1,116,794	20,150,682

		20,150,682

METAL FABRICATE & HARDWARE – 0.27%
Catcher Technology Co. Ltd.	3,348,743	7,401,230

		7,401,230

OIL & GAS – 0.74%
Formosa Petrochemical Corp.	8,928,950	20,040,941

		20,040,941

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN INDEX FUND

August 31, 2010

Security	Shares	Value
REAL ESTATE – 0.38%
Farglory Land Development
Co. Ltd.	2,232,000	$4,821,577
Ruentex Development Co. Ltd.	3,393,000	5,465,406

		10,286,983

RETAIL – 0.86%
Far Eastern Department Stores Co. Ltd.	6,871,203	6,799,561
President Chain Store Corp.	4,464,215	16,514,000

		23,313,561

SEMICONDUCTORS – 23.41%
Advanced Semiconductor Engineering Inc.	38,057,755	26,196,338
Epistar Corp.	4,464,047	11,510,591
Everlight Electronics Co. Ltd.	2,232,784	5,736,346
Macronix International Co. Ltd.	25,668,527	13,661,996
MediaTek Inc.	7,360,632	100,297,055
Nanya Technology Corp.[a]	9,400,587	5,370,255
Novatek Microelectronics
Corp. Ltd.	3,348,544	7,986,163
Powerchip Technology Corp.[a,b]	70,183,901	10,516,411
Powertech Technology Inc.	4,464,760	13,240,688
Realtek Semiconductor Corp.	3,382,621	6,684,145
Richtek Technology Corp.	1,175,416	7,999,023
Siliconware Precision
Industries Co. Ltd.	23,436,214	21,106,786
Taiwan Semiconductor
Manufacturing Co. Ltd.	194,184,882	357,042,191
Transcend Information Inc.	1,116,905	2,876,464
United Microelectronics Corp.	97,092,501	39,401,964
Vanguard International
Semiconductor Corp.	5,580,416	2,229,797
Winbond Electronics Corp.[a]	21,204,000	5,341,708

		637,197,921

TELECOMMUNICATIONS – 4.55%
Chunghwa Telecom Co. Ltd.	37,944,560	77,585,337
Compal Communications Inc.	2,232,810	1,746,016
Far EasTone Telecommunications Co. Ltd.	12,276,259	15,903,875
Taiwan Mobile Co. Ltd.	14,508,677	28,533,641

		123,768,869

Security	Shares	Value
TEXTILES – 1.16%
Far Eastern New Century Corp.	22,776,201	$26,591,431
Formosa Taffeta Co. Ltd.	6,696,515	5,006,603

		31,598,034

TRANSPORTATION – 0.98%
Evergreen International Storage & Transport Corp.	3,348,000	2,581,495
Evergreen Marine Corp. Ltd.[a]	10,044,467	6,663,074
U-Ming Marine Transport Corp.	3,348,800	6,470,960
Wan Hai Lines Ltd.[a]	7,812,433	4,999,528
Yang Ming Marine
Transport Corp.	10,044,305	5,957,476

		26,672,533

TOTAL COMMON STOCKS
(Cost: $2,017,848,733)		2,688,145,124

SHORT-TERM INVESTMENTS – 0.57%

MONEY MARKET FUNDS – 0.57%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[c,d]	15,647,864	15,647,864

		15,647,864

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,647,864)		15,647,864

TOTAL INVESTMENTS
IN SECURITIES – 99.35%
(Cost: $2,033,496,597)		2,703,792,988

Other Assets, Less Liabilities – 0.65%		17,645,545

NET ASSETS – 100.00%		$2,721,438,533

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

56	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.45%

AGRICULTURE – 2.94%
Charoen Pokphand Foods
PCL NVDR	18,791,000	$15,311,408

		15,311,408

BANKS – 30.21%
Bangkok Bank PCL Foreign	869,400	4,250,462
Bangkok Bank PCL NVDR	10,243,800	48,281,211
Bank of Ayudhya PCL NVDR	14,118,300	9,834,764
Kasikornbank PCL Foreign	529,200	1,927,746
Kasikornbank PCL NVDR	12,814,200	44,426,928
Kiatnakin Bank PCL NVDR	1,833,300	1,903,890
Krung Thai Bank PCL NVDR	22,850,100	10,514,186
Siam Commercial Bank
PCL NVDR	11,850,300	36,067,777

		157,206,964

BUILDING MATERIALS – 4.98%
Dynasty Ceramic PCL NVDR	1,323,000	1,860,106
Siam Cement PCL NVDR	2,400,300	22,702,949
TPI Polene PCL NVDR	3,345,300	1,368,265

		25,931,320

CHEMICALS – 4.88%
IRPC PCL NVDR	81,062,100	10,412,834
PTT Chemical PCL NVDR	2,948,400	9,986,592
Siam Gas and Petrochemicals PCL NVDR	2,740,500	1,296,035
Sri Trang Agro-Industry
PCL NVDR	3,591,000	2,432,631
Thai Plastic & Chemical
PCL NVDR	2,154,600	1,253,035

		25,381,127

COAL – 4.43%
Banpu PCL NVDR	1,178,000	23,036,779

		23,036,779

COMMERCIAL SERVICES – 0.36%
Bangkok Expressway PCL NVDR	3,099,600	1,871,943

		1,871,943

COMPUTERS – 0.32%
Cal-Comp Electronics (Thailand) PCL NVDR	13,853,700	1,655,627

		1,655,627

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES – 2.09%
Kim Eng Securities (Thailand)
PCL NVDR	2,343,600	$1,078,378
Phatra Securities PCL NVDR	926,100	799,000
Thanachart Capital PCL NVDR	5,443,200	6,000,652
TISCO Financial Group
PCL NVDR	2,721,600	3,000,326

		10,878,356

ELECTRIC – 1.69%
Electricity Generating PCL NVDR	1,058,400	3,170,634
Glow Energy PCL NVDR	3,990,000	5,609,842

		8,780,476

ELECTRONICS – 1.37%
Delta Electronics (Thailand)
PCL NVDR	3,515,400	3,229,517
Hana Microelectronics
PCL NVDR	4,649,400	3,899,880

		7,129,397

ENGINEERING & CONSTRUCTION – 0.65%
CH. Karnchang PCL NVDR	2,135,700	576,663
Italian-Thai Development
PCL NVDR[a]	10,848,600	1,185,563
Sino-Thai Engineering &
Construction PCL NVDR	4,195,800	1,608,870

		3,371,096

ENTERTAINMENT – 0.29%
Major Cineplex Group
PCL NVDR	3,439,800	1,494,848

		1,494,848

FOOD – 2.14%
GFPT PCL NVDR	5,871,000	1,650,896
Khon Kaen Sugar Industry
PCL NVDR	4,120,200	1,553,550
Thai Union Frozen Products
PCL NVDR	3,078,000	6,171,737
Thai Vegetable Oil PCL NVDR	2,249,180	1,775,196

		11,151,379

HEALTH CARE – SERVICES – 0.97%
Bangkok Chain Hospital
PCL NVDR	4,195,800	659,637

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
Bangkok Dusit Medical Services PCL NVDR	2,060,100	$2,172,337
Bumrungrad Hospital PCL NVDR	2,154,600	2,203,138

		5,035,112

HOME BUILDERS – 0.17%
Asian Property Development PCL NVDR	4,158,000	876,907

		876,907

IRON & STEEL – 1.34%
G J Steel PCL NVDR[a]	155,244,600	1,190,565
G Steel PCL NVDR[a]	34,927,200	636,156
Sahaviriya Steel Industries
PCL NVDR[a]	53,732,700	3,227,911
Tata Steel (Thailand) PCL NVDR[a]	15,176,700	897,169
Thainox Stainless PCL NVDR[a]	20,317,500	993,314

		6,945,115

LODGING – 0.81%
Central Plaza Hotel PCL NVDR	3,477,600	633,402
Minor International PCL NVDR	9,412,200	3,579,012

		4,212,414

MEDIA – 1.53%
BEC World PCL NVDR	7,238,700	7,343,944
MCOT PCL NVDR	756,000	640,166

		7,984,110

OIL & GAS – 21.24%
Bangchak Petroleum PCL NVDR	2,589,300	1,241,077
Esso (Thailand) PCL NVDR	8,448,300	1,754,719
PTT Exploration & Production PCL NVDR	9,147,600	41,945,378
PTT PCL NVDR	6,652,800	56,334,621
Thai Oil PCL NVDR	6,577,200	9,247,381

		110,523,176

REAL ESTATE – 4.09%
Amata Corp. PCL NVDR	3,194,100	1,449,312
Bangkok Land PCL NVDR[a]	50,784,300	1,590,306
Central Pattana PCL NVDR	4,365,900	4,185,237
Hemaraj Land and Development PCL NVDR	34,983,900	2,258,108
LPN Development PCL NVDR	4,139,100	1,276,316
Pruksa Real Estate PCL NVDR	4,800,600	3,681,559
Quality Houses PCL NVDR	24,532,200	1,865,686

Security	Shares	Value
Rojana Industrial Park
PCL NVDR	2,362,500	$951,190
Sansiri PCL NVDR	3,534,300	643,729
Supalai PCL NVDR	6,596,100	2,487,106
Ticon Industrial Connection PCL NVDR	2,249,183	898,380

		21,286,929

RETAIL – 6.72%
CP All PCL NVDR	13,965,000	17,737,937
Home Product Center
PCL NVDR	11,132,100	3,770,579
PTT Aromatics & Refining PCL NVDR	9,166,500	6,854,006
Robinson Department Store PCL NVDR	3,534,300	2,529,743
Siam Makro PCL NVDR	963,900	4,096,459

		34,988,724

TELECOMMUNICATIONS – 5.03%
Advanced Information Service PCL NVDR	7,049,700	20,780,790
Samart Corp. PCL NVDR	869,400	212,523
Thaicom PCL NVDR[a]	2,570,400	661,183
True Corp. PCL NVDR[a]	21,300,300	4,492,155

		26,146,651

TRANSPORTATION – 0.85%
Bangkok Metro PCL NVDR[a]	20,166,300	534,847
Precious Shipping PCL NVDR	2,948,400	1,705,258
Regional Container Lines PCL NVDR[a]	1,039,500	508,207
Thoresen Thai Agencies
PCL NVDR	2,192,430	1,695,376

		4,443,688

WATER – 0.35%
Thai Tap Water Supply
PCL NVDR	10,829,700	1,816,774

		1,816,774

TOTAL COMMON STOCKS
(Cost: $454,698,564)		517,460,320

58	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND INVESTABLE MARKET INDEX FUND

August 31, 2010

Security	Shares	Value
RIGHTS – 0.00%

IRON & STEEL – 0.00%
G J Steel PCL Series
W2 Warrants[a,b]	12,827,908	$41

		41

TOTAL RIGHTS
(Cost: $0)		41

WARRANTS – 0.02%

FOOD – 0.01%
Khon Kaen Sugar Industry PCL
Series W1 (Expires 3/15/13)[a]	222,000	26,105

		26,105

LODGING – 0.01%
Minor International PCL
Series W4 (Expires 5/18/13)[a]	625,140	49,939

		49,939

REAL ESTATE – 0.00%
Bangkok Land PCL Series W2
(Expires 5/2/13)[a]	1,083,411	7,616
Ticon Industrial Connection PCL
Series W3 (Expires 1/31/14)[a]	79,167	1,822

		9,438

TOTAL WARRANTS
(Cost: $0)		85,482

SHORT-TERM INVESTMENTS – 0.08%

MONEY MARKET FUNDS – 0.08%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.13%[c,d]	414,009	414,009

		414,009

TOTAL SHORT-TERM INVESTMENTS
(Cost: $414,009)		414,009

TOTAL INVESTMENTS IN SECURITIES – 99.55%
(Cost: $455,112,573)		517,959,852

Other Assets, Less Liabilities – 0.45%		2,343,953

NET ASSETS – 100.00%		$520,303,805

NVDR	– Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	59

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2010

	iShares MSCI Australia Index Fund	iShares MSCI Hong Kong Index Fund	iShares MSCI Japan Small Cap Index Fund	iShares MSCI Malaysia Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$2,375,791,874	$2,214,702,721	$39,920,860	$439,490,666
Affiliated issuers (Note 2)	10,365,856	67,821,574	514,850	437,397

Total cost of investments	$2,386,157,730	$2,282,524,295	$40,435,710	$439,928,063

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$2,174,908,579	$1,967,455,809	$36,551,728	$792,290,563
Affiliated issuers (Note 2)	10,365,856	67,821,574	514,850	437,397

Total fair value of investments	2,185,274,435	2,035,277,383	37,066,578	792,727,960
Foreign currencies, at value[b]	3,015,548	980,416	31,097	2,402,208
Receivables:
Investment securities sold	28,126,780	5,549,098	218,730	3,772,004
Dividends and interest	18,901,598	5,782,708	67,031	303,780
Capital shares sold	–	80,256	–	14,479,297

Total Assets	2,235,318,361	2,047,669,861	37,383,436	813,685,249

LIABILITIES
Payables:
Investment securities purchased	27,548,457	3,826,661	195,312	19,212,258
Collateral for securities on loan (Note 5)	9,933,962	66,678,345	507,011	–
Investment advisory fees (Note 2)	1,018,798	848,031	16,800	330,801

Total Liabilities	38,501,217	71,353,037	719,123	19,543,059

NET ASSETS	$2,196,817,144	$1,976,316,824	$36,664,313	$794,142,190

Net assets consist of:
Paid-in capital	$2,535,929,467	$2,438,819,813	$40,989,726	$524,806,205
Undistributed (distributions in excess of) net investment income	14,570,669	2,742,569	(75,394)	2,529,953
Accumulated net realized loss	(152,688,211)	(217,996,694)	(884,612)	(86,000,350)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(200,994,781)	(247,248,864)	(3,365,407)	352,806,382

NET ASSETS	$2,196,817,144	$1,976,316,824	$36,664,313	$794,142,190

Shares outstanding[c]	105,000,000	123,375,000	900,000	61,200,000

Net asset value per share	$20.92	$16.02	$40.74	$12.98

[a]	Securities on loan with values of $9,432,798, $63,426,723, $482,708 and $ –, respectively. See Note 5.
[b]	Cost of foreign currencies: $3,063,129, $980,810, $30,166 and $2,395,091, respectively.
[c]	$0.001 par value, number of shares authorized: 627.8 million, 250 million, 500 million and 300 million, respectively.

See notes to financial statements.

60	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® , INC.

August 31, 2010

	iShares MSCI Pacific ex-Japan Index Fund	iShares MSCI Singapore Index Fund	iShares MSCI South Korea Index Fund	iShares MSCI Taiwan Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$3,068,279,054	$1,596,447,705	$2,049,718,646	$2,017,848,733
Affiliated issuers (Note 2)	52,471,856	86,276,463	376,423,632	15,647,864

Total cost of investments	$3,120,750,910	$1,682,724,168	$2,426,142,278	$2,033,496,597

Investments in securities, at fair value
(including securities on loana) (Note 1):
Unaffiliated issuers	$3,409,241,007	$1,715,847,705	$3,247,449,623	$2,688,145,124
Affiliated issuers (Note 2)	52,471,856	86,276,463	376,423,632	15,647,864

Total fair value of investments	3,461,712,863	1,802,124,168	3,623,873,255	2,703,792,988
Foreign currencies, at value[b]	7,208,247	7,355,773	–	2,982,674
Receivables:
Investment securities sold	38,437,250	29,459,289	–	37,974,832
Dividends and interest	23,158,771	5,804,401	3,805,832	22,802,867
Capital shares sold	–	33,533	–	–

Total Assets	3,530,517,131	1,844,777,164	3,627,679,087	2,767,553,361

LIABILITIES
Payables:
Investment securities purchased	38,466,224	28,087,282	–	2,545,150
Collateral for securities on loan (Note 5)	52,174,516	85,913,042	370,776,902	–
Capital shares redeemed	225,619	–	–	39,434,980
Foreign taxes (Note 1)	–	–	–	2,620,907
Investment advisory fees (Note 2)	1,502,102	776,057	1,734,566	1,513,791

Total Liabilities	92,368,461	114,776,381	372,511,468	46,114,828

NET ASSETS	$3,438,148,670	$1,730,000,783	$3,255,167,619	$2,721,438,533

Net assets consist of:
Paid-in capital	$3,459,742,720	$1,831,386,456	$3,163,770,052	$3,060,566,156
Undistributed (distributions in excess of) net investment income	10,259,102	8,927,555	(5,138,651)	59,235,519
Accumulated net realized loss	(372,668,749)	(229,728,152)	(1,101,247,876)	(1,068,563,232)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	340,815,597	119,414,924	1,197,784,094	670,200,090

NET ASSETS	$3,438,148,670	$1,730,000,783	$3,255,167,619	$2,721,438,533

Shares outstanding[c]	87,600,000	142,100,000	68,150,000	223,200,000

Net asset value per share	$39.25	$12.17	$47.76	$12.19

[a]	Securities on loan with values of $49,548,691, $80,869,229, $351,136,593 and $ –, respectively. See Note 5.
[b]	Cost of foreign currencies: $7,290,982, $7,357,367, $ – and $2,985,330, respectively.
[c]	$0.001 par value, number of shares authorized: 1 billion, 300 million, 200 million and 900 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Assets and Liabilities (Continued)

iSHARES® , INC.

August 31, 2010

iShares MSCI Thailand Investable Market Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$454,698,564
Affiliated issuers (Note 2)	414,009

Total cost of investments	$455,112,573

Investments in securities, at fair value (Note 1):
Unaffiliated issuers	$517,545,843
Affiliated issuers (Note 2)	414,009

Total fair value of investments	517,959,852
Foreign currency, at value[a]	127,662
Cash	254,466
Receivables:
Investment securities sold	2,543,591
Dividends and interest	1,991,680
Capital shares sold	2,863,961

Total Assets	525,741,212

LIABILITIES
Payables:
Investment securities purchased	4,943,035
Capital shares redeemed	272,734
Investment advisory fees (Note 2)	221,638

Total Liabilities	5,437,407

NET ASSETS	$520,303,805

Net assets consist of:
Paid-in capital	$461,532,422
Undistributed net investment income	1,923,968
Accumulated net realized loss	(6,019,210)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	62,866,625

NET ASSETS	$520,303,805

Shares outstanding[b]	9,450,000

Net asset value per share	$55.06

[a]	Cost of foreign currency: $127,703.
[b]	$0.001 par value, number of shares authorized: 200 million.

See notes to financial statements.

62	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2010

	iShares MSCI Australia Index Fund	iShares MSCI Hong Kong Index Fund	iShares MSCI Japan Small Cap Index Fund	iShares MSCI Malaysia Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$87,043,035	$58,593,633	$642,270	$15,837,082
Interest from affiliated issuers (Note 2)	1,339	1,064	17	227
Securities lending income from affiliated issuers (Note 2)	68,287	186,018	20,226	–

Total investment income	87,112,661	58,780,715	662,513	15,837,309

EXPENSES
Investment advisory fees (Note 2)	12,339,948	9,797,546	177,474	3,134,564

Total expenses	12,339,948	9,797,546	177,474	3,134,564

Net investment income	74,772,713	48,983,169	485,039	12,702,745

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(63,947,206)	(45,127,224)	(246,150)	8,951,299
In-kind redemptions	208,901,342	100,048,033	954,731	–
Foreign currency transactions	1,615,830	(42,616)	22,585	222,437

Net realized gain	146,569,966	54,878,193	731,166	9,173,736

Net change in unrealized appreciation (depreciation) on:
Investments	(209,593,141)	112,825,990	(3,560,884)	157,412,064
Translation of assets and liabilities in foreign currencies	(281,599)	(2,158)	1,658	1,292

Net change in unrealized appreciation (depreciation)	(209,874,740)	112,823,832	(3,559,226)	157,413,356

Net realized and unrealized gain (loss)	(63,304,774)	167,702,025	(2,828,060)	166,587,092

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,467,939	$216,685,194	$(2,343,021)	$179,289,837

[a]	Net of foreign withholding tax of $1,081,457, $ –, $48,018 and $ –, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2010

	iShares MSCI Pacific ex-Japan Index Fund	iShares MSCI Singapore Index Fund	iShares MSCI South Korea Index Fund	iShares MSCI Taiwan Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$134,606,028	$47,106,309	$36,571,470	$84,129,567
Interest from unaffiliated issuers	–	–	4,633	114
Interest from affiliated issuers (Note 2)	1,699	851	4,244	4,873
Securities lending income from affiliated issuers (Note 2)	862,954	2,234,202	3,036,862	–

Total investment income	135,470,681	49,341,362	39,617,209	84,134,554

EXPENSES
Investment advisory fees (Note 2)	18,876,847	7,922,869	18,891,270	19,597,924
Foreign taxes (Note 1)	–	–	1,185	3,345,796

Total expenses	18,876,847	7,922,869	18,892,455	22,943,720

Net investment income	116,593,834	41,418,493	20,724,754	61,190,834

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(70,765,402)	(34,503,372)	(74,994,575)	(21,494,061)
In-kind redemptions	226,260,088	44,292,299	–	–
Foreign currency transactions	2,478,913	266,559	1,086,012	211,728

Net realized gain (loss)	157,973,599	10,055,486	(73,908,563)	(21,282,333)

Net change in unrealized appreciation (depreciation) on:
Investments	45,302,895	241,956,116	389,194,420	349,155,063
Translation of assets and liabilities in foreign currencies	(429,971)	(18,831)	53,253	(42,413)

Net change in unrealized appreciation (depreciation)	44,872,924	241,937,285	389,247,673	349,112,650

Net realized and unrealized gain	202,846,523	251,992,771	315,339,110	327,830,317

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$319,440,357	$293,411,264	$336,063,864	$389,021,151

[a]	Net of foreign withholding tax of $1,441,692, $287,570, $6,746,541 and $20,945,383, respectively.

See notes to financial statements.

64	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2010

iShares MSCI Thailand Investable Market Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$9,619,494
Interest from affiliated issuers (Note 2)	382

Total investment income	9,619,876

EXPENSES
Investment advisory fees (Note 2)	1,524,281
Foreign taxes (Note 1)	25,260

Total expenses	1,549,541

Net investment income	8,070,335

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(4,827,344)
In-kind redemptions	28,566,667
Foreign currency transactions	(3,710)

Net realized gain	23,735,613

Net change in unrealized appreciation (depreciation) on:
Investments	63,087,900
Translation of assets and liabilities in foreign currencies	18,958

Net change in unrealized appreciation (depreciation)	63,106,858

Net realized and unrealized gain	86,842,471

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,912,806

[a]	Net of foreign withholding tax of $1,040,405.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Australia Index Fund		iShares MSCI Hong Kong Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009	Year ended August 31, 2010	Year ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$74,772,713	$38,798,339	$48,983,169	$60,124,298
Net realized gain (loss)	146,569,966	(202,818,285)	54,878,193	(134,562,987)
Net change in unrealized appreciation (depreciation)	(209,874,740)	205,661,326	112,823,832	(10,347,626)

Net increase (decrease) in net assets resulting from operations	11,467,939	41,641,380	216,685,194	(84,786,315)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(86,675,542)	(36,574,071)	(51,090,437)	(63,227,759)

Total distributions to shareholders	(86,675,542)	(36,574,071)	(51,090,437)	(63,227,759)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,343,260,266	845,682,054	906,802,573	788,711,422
Cost of shares redeemed	(664,911,916)	(316,165,212)	(1,047,857,371)	(364,104,881)

Net increase (decrease) in net assets from capital share transactions	678,348,350	529,516,842	(141,054,798)	424,606,541

INCREASE IN NET ASSETS	603,140,747	534,584,151	24,539,959	276,592,467

NET ASSETS
Beginning of year	1,593,676,397	1,059,092,246	1,951,776,865	1,675,184,398

End of year	$2,196,817,144	$1,593,676,397	$1,976,316,824	$1,951,776,865

Undistributed net investment income included in net assets at end of year	$14,570,669	$12,740,394	$2,742,569	$4,275,742

SHARES ISSUED AND REDEEMED
Shares sold	58,000,000	53,800,000	56,325,000	61,575,000
Shares redeemed	(31,400,000)	(19,600,000)	(68,625,000)	(31,425,000)

Net increase (decrease) in shares outstanding	26,600,000	34,200,000	(12,300,000)	30,150,000

See notes to financial statements.

66	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI Japan Small Cap Index Fund		iShares MSCI Malaysia Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009	Year ended August 31, 2010	Year ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$485,039	$433,446	$12,702,745	$12,513,392
Net realized gain (loss)	731,166	(1,735,854)	9,173,736	(15,953,708)
Net change in unrealized appreciation (depreciation)	(3,559,226)	2,190,301	157,413,356	36,885,986

Net increase (decrease) in net assets resulting from operations	(2,343,021)	887,893	179,289,837	33,445,670

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(721,861)	(458,327)	(12,611,955)	(12,659,798)

Total distributions to shareholders	(721,861)	(458,327)	(12,611,955)	(12,659,798)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,487,461	14,997,836	215,972,540	162,777,082
Cost of shares redeemed	(4,314,452)	(14,465,148)	(101,507,881)	(143,654,071)

Net increase in net assets from capital share transactions	4,173,009	532,688	114,464,659	19,123,011

INCREASE IN NET ASSETS	1,108,127	962,254	281,142,541	39,908,883

NET ASSETS
Beginning of year	35,556,186	34,593,932	512,999,649	473,090,766

End of year	$36,664,313	$35,556,186	$794,142,190	$512,999,649

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(75,394)	$73,258	$2,529,953	$1,906,004

SHARES ISSUED AND REDEEMED
Shares sold	200,000	400,000	18,150,000	19,725,000
Shares redeemed	(100,000)	(400,000)	(9,375,000)	(17,700,000)

Net increase in shares outstanding	100,000	–	8,775,000	2,025,000

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI Pacific ex-Japan Index Fund		iShares MSCI Singapore Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009	Year ended August 31, 2010	Year ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$116,593,834	$110,427,766	$41,418,493	$36,445,821
Net realized gain (loss)	157,973,599	(219,258,973)	10,055,486	(278,459,331)
Net change in unrealized appreciation (depreciation)	44,872,924	(61,255,012)	241,937,285	61,395,602

Net increase (decrease) in net assets resulting from operations	319,440,357	(170,086,219)	293,411,264	(180,617,908)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(128,810,457)	(89,338,841)	(48,264,119)	(40,706,510)

Total distributions to shareholders	(128,810,457)	(89,338,841)	(48,264,119)	(40,706,510)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	357,007,662	606,264,055	360,350,218	368,595,441
Cost of shares redeemed	(492,042,511)	(228,256,529)	(169,535,152)	(330,200,942)

Net increase (decrease) in net assets from capital share transactions	(135,034,849)	378,007,526	190,815,066	38,394,499

INCREASE (DECREASE) IN NET ASSETS	55,595,051	118,582,466	435,962,211	(182,929,919)

NET ASSETS
Beginning of year	3,382,553,619	3,263,971,153	1,294,038,572	1,476,968,491

End of year	$3,438,148,670	$3,382,553,619	$1,730,000,783	$1,294,038,572

Undistributed net investment income included in net assets at end of year	$10,259,102	$12,221,049	$8,927,555	$14,645,717

SHARES ISSUED AND REDEEMED
Shares sold	8,700,000	20,400,000	30,800,000	41,900,000
Shares redeemed	(12,900,000)	(7,500,000)	(15,000,000)	(44,700,000)

Net increase (decrease) in shares outstanding	(4,200,000)	12,900,000	15,800,000	(2,800,000)

See notes to financial statements.

68	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI South Korea Index Fund		iShares MSCI Taiwan Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009	Year ended August 31, 2010	Year ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$20,724,754	$14,014,065	$61,190,834	$62,277,852
Net realized loss	(73,908,563)	(687,272,279)	(21,282,333)	(681,314,758)
Net change in unrealized appreciation (depreciation)	389,247,673	558,333,098	349,112,650	179,235,336

Net increase (decrease) in net assets resulting from operations	336,063,864	(114,925,116)	389,021,151	(439,801,570)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(25,921,316)	(19,134,761)	(57,723,897)	(105,890,576)

Total distributions to shareholders	(25,921,316)	(19,134,761)	(57,723,897)	(105,890,576)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	828,063,901	1,407,195,537	147,898,696	1,421,796,026
Cost of shares redeemed	(281,588,841)	(860,348,791)	(793,088,733)	(758,780,360)

Net increase (decrease) in net assets from capital share transactions	546,475,060	546,846,746	(645,190,037)	663,015,666

INCREASE (DECREASE) IN NET ASSETS	856,617,608	412,786,869	(313,892,783)	117,323,520

NET ASSETS
Beginning of year	2,398,550,011	1,985,763,142	3,035,331,316	2,918,007,796

End of year	$3,255,167,619	$2,398,550,011	$2,721,438,533	$3,035,331,316

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(5,138,651)	$(1,028,101)	$59,235,519	$55,542,497

SHARES ISSUED AND REDEEMED
Shares sold	17,150,000	43,400,000	12,000,000	140,800,000
Shares redeemed	(6,100,000)	(31,900,000)	(66,200,000)	(85,600,000)

Net increase (decrease) in shares outstanding	11,050,000	11,500,000	(54,200,000)	55,200,000

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES® , INC.

	iShares MSCI Thailand Investable Market Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,070,335	$1,585,596
Net realized gain (loss)	23,735,613	(18,721,813)
Net change in unrealized appreciation (depreciation)	63,106,858	20,815,615

Net increase in net assets resulting from operations	94,912,806	3,679,398

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,685,017)	(1,466,522)

Total distributions to shareholders	(6,685,017)	(1,466,522)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	553,374,038	57,023,862
Cost of shares redeemed	(215,318,898)	(23,464,139)

Net increase in net assets from capital share transactions	338,055,140	33,559,723

INCREASE IN NET ASSETS	426,282,929	35,772,599

NET ASSETS
Beginning of year	94,020,876	58,248,277

End of year	$520,303,805	$94,020,876

Undistributed net investment income included in net assets at end of year	$1,923,968	$542,360

SHARES ISSUED AND REDEEMED
Shares sold	11,950,000	1,900,000
Shares redeemed	(5,050,000)	(850,000)

Net increase in shares outstanding	6,900,000	1,050,000

See notes to financial statements.

70	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Australia Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$20.33	$23.96	$27.62	$21.59	$18.28

Income from investment operations:
Net investment income[a]	0.72	0.78	0.96	0.89	0.75
Net realized and unrealized gain (loss)[b]	0.69	(3.47)	(3.34)	6.24	3.23

Total from investment operations	1.41	(2.69)	(2.38)	7.13	3.98

Less distributions from:
Net investment income	(0.82)	(0.94)	(1.28)	(1.10)	(0.67)

Total distributions	(0.82)	(0.94)	(1.28)	(1.10)	(0.67)

Net asset value, end of year	$20.92	$20.33	$23.96	$27.62	$21.59

Total return	6.86%	(8.91)%	(9.25)%	33.97%	22.35%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,196,817	$1,593,676	$1,059,092	$1,464,112	$686,407
Ratio of expenses to average net assets	0.53%	0.55%	0.52%	0.51%	0.54%
Ratio of net investment income to average net assets	3.24%	4.92%	3.38%	3.46%	3.75%
Portfolio turnover rate[c]	8%	14%	10%	10%	7%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$14.39	$15.87	$18.30	$14.20	$13.01

Income from investment operations:
Net investment income[a]	0.42	0.52	0.45	0.47	0.38
Net realized and unrealized gain (loss)[b]	1.69	(1.46)	(2.25)	3.94	1.17

Total from investment operations	2.11	(0.94)	(1.80)	4.41	1.55

Less distributions from:
Net investment income	(0.48)	(0.54)	(0.63)	(0.31)	(0.36)

Total distributions	(0.48)	(0.54)	(0.63)	(0.31)	(0.36)

Net asset value, end of year	$16.02	$14.39	$15.87	$18.30	$14.20

Total return	14.85%	(4.77)%	(10.54)%	31.44%	12.20%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,976,317	$1,951,777	$1,675,184	$1,445,309	$882,712
Ratio of expenses to average net assets	0.53%	0.55%	0.52%	0.52%	0.54%
Ratio of net investment income to average net assets	2.67%	4.29%	2.34%	2.92%	2.87%
Portfolio turnover rate[c]	5%	9%	17%	9%	10%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan Small Cap Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Period from Dec. 20, 2007[a] to Aug. 31, 2008
Net asset value, beginning of period	$44.45	$43.24	$48.85

Income from investment operations:
Net investment income[b]	0.61	0.60	0.29
Net realized and unrealized gain (loss)[c]	(3.39)	1.29	(5.74)

Total from investment operations	(2.78)	1.89	(5.45)

Less distributions from:
Net investment income	(0.93)	(0.68)	(0.16)

Total distributions	(0.93)	(0.68)	(0.16)

Net asset value, end of period	$40.74	$44.45	$43.24

Total return	(6.25)%	4.62%	(11.19)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$36,664	$35,556	$34,594
Ratio of expenses to average net assets[e]	0.53%	0.56%	0.53%
Ratio of net investment income to average net assets[e]	1.46%	1.59%	0.93%
Portfolio turnover rate[f]	7%	7%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Malaysia Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$9.79	$9.39	$10.97	$7.75	$7.19

Income from investment operations:
Net investment income[a]	0.24	0.28	0.34	0.34	0.26
Net realized and unrealized gain (loss)[b]	3.20	0.40	(1.31)	3.08	0.59

Total from investment operations	3.44	0.68	(0.97)	3.42	0.85

Less distributions from:
Net investment income	(0.25)	(0.28)	(0.61)	(0.20)	(0.29)

Total distributions	(0.25)	(0.28)	(0.61)	(0.20)	(0.29)

Net asset value, end of year	$12.98	$9.79	$9.39	$10.97	$7.75

Total return	35.76%	8.00%	(9.86)%	44.64%	12.35%

Ratios/Supplemental data:
Net assets, end of year (000s)	$794,142	$513,000	$473,091	$741,440	$374,334
Ratio of expenses to average net assets	0.53%	0.56%	0.52%	0.51%	0.54%
Ratio of net investment income to average net assets	2.17%	3.45%	2.84%	3.21%	3.46%
Portfolio turnover rate[c]	29%	52%	92%	87%	60%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007 and August 31, 2006 would have been 10%, 12%, 16%, 3% and 9%, respectively. See Note 4.

See notes to financial statements.

74	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex-Japan Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]	Year ended Aug. 31, 2006[a]
Net asset value, beginning of year	$36.85	$41.37	$48.31	$37.34	$32.52

Income from investment operations:
Net investment income[b]	1.25	1.38	1.64	1.52	1.28
Net realized and unrealized gain (loss)[c]	2.52	(4.79)	(6.01)	11.18	4.77

Total from investment operations	3.77	(3.41)	(4.37)	12.70	6.05

Less distributions from:
Net investment income	(1.37)	(1.11)	(2.51)	(1.73)	(1.23)
Net realized gain	–	–	(0.06)	–	–

Total distributions	(1.37)	(1.11)	(2.57)	(1.73)	(1.23)

Net asset value, end of year	$39.25	$36.85	$41.37	$48.31	$37.34

Total return	10.27%	(7.23)%	(9.87)%	34.86%	19.17%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,438,149	$3,382,554	$3,263,971	$3,536,295	$2,094,931
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.09%	4.83%	3.35%	3.43%	3.67%
Portfolio turnover rate[d]	7%	10%	14%	11%	8%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Singapore Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$10.25	$11.44	$13.28	$9.11	$7.77

Income from investment operations:
Net investment income[a]	0.32	0.32	0.47	0.47	0.40
Net realized and unrealized gain (loss)[b]	1.97	(1.16)	(1.67)	4.01	1.23

Total from investment operations	2.29	(0.84)	(1.20)	4.48	1.63

Less distributions from:
Net investment income	(0.37)	(0.35)	(0.64)	(0.31)	(0.29)

Total distributions	(0.37)	(0.35)	(0.64)	(0.31)	(0.29)

Net asset value, end of year	$12.17	$10.25	$11.44	$13.28	$9.11

Total return	22.68%	(5.87)%	(9.55)%	49.92%	21.61%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,730,001	$1,294,039	$1,476,968	$1,669,210	$574,620
Ratio of expenses to average net assets	0.53%	0.55%	0.52%	0.51%	0.54%
Ratio of net investment income to average net assets	2.80%	3.97%	3.56%	3.80%	4.74%
Portfolio turnover rate[c]	9%	15%	16%	8%	6%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Korea Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$42.01	$43.55	$63.60	$46.00	$34.75

Income from investment operations:
Net investment income[a]	0.32	0.30	0.80	0.51	0.31
Net realized and unrealized gain (loss)[b]	5.82	(1.45)	(19.87)	17.42	11.20

Total from investment operations	6.14	(1.15)	(19.07)	17.93	11.51

Less distributions from:
Net investment income	(0.39)	(0.39)	(0.98)	(0.33)	(0.26)

Total distributions	(0.39)	(0.39)	(0.98)	(0.33)	(0.26)

Net asset value, end of year	$47.76	$42.01	$43.55	$63.60	$46.00

Total return	14.65%	(2.31)%	(30.35)%	39.18%	33.16%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,255,168	$2,398,550	$1,985,763	$2,429,453	$1,621,334
Ratio of expenses to average net assets	0.61%	0.65%	0.63%	0.68%	0.70%
Ratio of expenses to average net assets exclusive of foreign taxes	0.61%	0.65%	0.63%	0.68%	0.70%
Ratio of net investment income to average net assets	0.67%	0.91%	1.35%	0.96%	0.71%
Portfolio turnover rate[c]	14%	62%	42%	20%	47%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007 and August 31, 2006 would have been 6%, 8%, 15%, 6% and 14%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Taiwan Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$10.94	$13.13	$15.99	$12.57	$11.57

Income from investment operations:
Net investment income[a]	0.23	0.30	0.54	0.38	0.34
Net realized and unrealized gain (loss)[b]	1.23	(1.89)	(3.01)	3.34	0.80

Total from investment operations	1.46	(1.59)	(2.47)	3.72	1.14

Less distributions from:
Net investment income	(0.21)	(0.60)	(0.39)	(0.30)	(0.14)

Total distributions	(0.21)	(0.60)	(0.39)	(0.30)	(0.14)

Net asset value, end of year	$12.19	$10.94	$13.13	$15.99	$12.57

Total return	13.30%	(9.67)%	(15.69)%	29.91%	9.84%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,721,439	$3,035,331	$2,918,008	$2,769,764	$1,893,751
Ratio of expenses to average net assets	0.71%	0.82%	0.73%	0.77%	0.85%
Ratio of expenses to average net assets exclusive of foreign taxes	0.61%	0.65%	0.63%	0.68%	0.70%
Ratio of net investment income to average net assets	1.90%	3.18%	3.54%	2.61%	2.74%
Portfolio turnover rate[c]	9%	52%	33%	35%	29%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]

Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007 and August 31, 2006 would have been 4%, 14%, 11%, 12% and 10%, respectively. See Note 4.

See notes to financial statements.

78	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Thailand Investable Market Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Period from Mar. 26, 2008[a] to Aug. 31, 2008
Net asset value, beginning of period	$36.87	$38.83	$50.03

Income from investment operations:
Net investment income[b]	1.44	1.17	0.32
Net realized and unrealized gain (loss)[c]	17.95	(1.88)	(11.52)

Total from investment operations	19.39	(0.71)	(11.20)

Less distributions from:
Net investment income	(1.20)	(1.25)	–

Total distributions	(1.20)	(1.25)	–

Net asset value, end of period	$55.06	$36.87	$38.83

Total return	53.19%	(0.33)%	(22.39)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$520,304	$94,021	$58,248
Ratio of expenses to average net assets[e]	0.62%	0.65%	0.63%
Ratio of expenses to average net assets exclusive of foreign taxes	0.61%	n/a	n/a
Ratio of net investment income to average net assets[e]	3.22%	4.00%	1.68%
Portfolio turnover rate[f]	14%	15%	19%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the iShares MSCI Australia, iShares MSCI Hong Kong, iShares MSCI Japan Small Cap, iShares MSCI Malaysia, iShares MSCI Pacific ex-Japan, iShares MSCI Singapore, iShares MSCI South Korea, iShares MSCI Taiwan and iShares MSCI Thailand Investable Market Index Funds (each, a “Fund,” collectively, the “Funds”).

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded equity securities in a particular market, as measured by that market’s equity securities index compiled by MSCI Inc. The investment adviser uses a “passive” or index approach to achieve each Fund’s investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund invests in the securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of each Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or

80	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Funds do not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® , INC.

The inputs used by the Funds in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of August 31, 2010, the value of each of the Funds’ investments was classified as a Level 1 Price. The breakdown of each Fund’s investments into major categories is disclosed in its respective Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are disclosed in their Statements of Operations. Foreign taxes payable as of August 31, 2010, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are generally declared and paid at least semi-annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis

82	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

As of August 31, 2010, the tax year-end of the Funds, the components of net distributable earnings (accumulated losses) on a tax basis were as follows:

iShares MSCI Index Fund	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital and Other Losses	Net Distributable Earnings (Accumulated Losses)
Australia	$25,319,510	$(299,826,190)	$(64,605,643)	$(339,112,323)
Hong Kong	4,146,433	(281,514,576)	(185,134,846)	(462,502,989)
Japan Small Cap	168,081	(3,656,318)	(837,176)	(4,325,413)
Malaysia	3,495,301	322,587,656	(56,746,972)	269,335,985
Pacific ex-Japan	37,494,655	146,436,531	(205,525,236)	(21,594,050)
Singapore	25,421,800	43,793,835	(170,601,308)	(101,385,673)
South Korea	5,810,988	611,226,778	(525,640,199)	91,397,567
Taiwan	60,772,523	465,069,349	(864,969,495)	(339,127,623)
Thailand Investable Market	1,923,968	60,940,362	(4,092,947)	58,771,383

For the years ended August 31, 2010 and August 31, 2009, the tax characterization of distributions paid for each Fund represents ordinary income. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2010.

From November 1, 2009 to August 31, 2010, certain Funds incurred net realized capital losses. As permitted by tax regulations, these Funds have elected to defer those losses and treat them as arising in the year ending August 31, 2011, as follows:

iShares MSCI Index Fund	Deferred Net Realized Capital Losses

Australia	$15,083,594

Hong Kong	28,882,559

Japan Small Cap	164,136

Pacific ex-Japan	34,517,905

iShares MSCI Index Fund	Deferred Net Realized Capital Losses

Singapore	$10,449,774

South Korea	63,431,643

Taiwan	32,529,931

Thailand Investable Market	1,216,075

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® , INC.

The Funds had tax basis net capital loss carryforwards as of August 31, 2010, the tax year-end of the Funds, as follows:

iShares MSCI Index Fund	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Total
Australia	$650,082	$596,240	$384,424	$–	$7,066	$529,868	$24,006,125	$23,348,244	$49,522,049
Hong Kong	2,870,602	2,330,414	468,716	425,440	2,899,247	3,185,408	29,235,556	114,836,904	156,252,287
Japan Small Cap	–	–	–	–	–	–	131,718	541,322	673,040
Malaysia	2,898,105	775,477	6,820,474	1,543,708	3,357,786	1,127,892	40,223,530	–	56,746,972
Pacific ex-Japan	–	–	–	–	–	–	66,207,828	104,799,503	171,007,331
Singapore	4,428,316	4,256,421	2,558,348	–	–	807,115	15,680,510	132,420,824	160,151,534
South Korea	504,041	3,363,449	11,590,303	3,172,573	38,097,223	–	178,889,302	226,591,665	462,208,556
Taiwan	8,689,663	9,129,874	12,022,719	14,435,986	64,999,586	16,734,578	343,375,145	363,052,013	832,439,564
Thailand Investable Market	–	–	–	–	–	–	555,444	2,321,428	2,876,872

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Each Fund reclassifies at the end of its tax year certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset values per share.

As of August 31, 2010, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares MSCI Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Australia	$2,484,989,139	$36,666,279	$(336,380,983)	$(299,714,704)
Hong Kong	2,316,790,007	54,258,216	(335,770,840)	(281,512,624)
Japan Small Cap	40,726,621	2,195,849	(5,855,892)	(3,660,043)
Malaysia	470,146,789	354,321,402	(31,740,231)	322,581,171
Pacific ex-Japan	3,315,129,976	591,848,473	(445,265,586)	146,582,887
Singapore	1,758,345,257	142,870,284	(99,091,373)	43,778,911
South Korea	3,012,699,594	1,215,604,269	(604,430,608)	611,173,661
Taiwan	2,238,627,338	741,309,597	(276,143,947)	465,165,650
Thailand Investable Market	457,038,836	65,077,882	(4,156,866)	60,921,016

84	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

Management has reviewed the tax positions as of August 31, 2010, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A., and certain affiliated companies to BlackRock, Inc. (“BlackRock,” and such sale, the “Transaction”). BTC is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Under the 1940 Act, upon completion of the Transaction on December 1, 2009, each Fund’s investment advisory agreement with BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, was automatically terminated. The Board and shareholders of the Funds approved a new investment advisory agreement with BFA. The investment advisory fee rates and expense arrangements for the Funds remained the same after the Transaction.

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for all expenses (“Covered Expenses”) of the Company, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the iShares MSCI Australia, iShares MSCI Hong Kong, iShares MSCI Japan Small Cap, iShares MSCI Malaysia and iShares MSCI Singapore Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these Funds and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

For its investment advisory services to the iShares MSCI South Korea, iShares MSCI Taiwan and iShares MSCI Thailand Investable Market Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of these Funds and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® , INC.

For its investment advisory services to the iShares MSCI Pacific ex-Japan Index Fund, BFA is entitled to an annual investment advisory fee of 0.50% of the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA, the Funds’ investment adviser. As securities lending agent, BTC receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended August 31, 2010, BTC earned securities lending agent fees from the Funds as follows:

iShares MSCI Index Fund	Securities Lending Agent Fees
Australia	$43,688

Hong Kong	108,597

Japan Small Cap	12,063

iShares MSCI Index Fund	Securities Lending Agent Fees

Pacific ex-Japan	$530,874

Singapore	1,410,237

South Korea	1,862,692

Cross trades for the year ended August 31, 2010, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statements of Operations.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2010 were as follows:

iShares MSCI Index Fund	Purchases	Sales
Australia	$170,237,500	$181,146,267
Hong Kong	88,224,792	93,434,783
Japan Small Cap	2,433,082	2,666,541
Malaysia	281,232,807	166,935,647
Pacific ex-Japan	267,886,775	276,909,578
Singapore	136,738,275	145,835,053
South Korea	973,719,636	437,197,907
Taiwan	275,661,643	923,630,016
Thailand Investable Market	36,806,492	34,186,027

86	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

In-kind transactions (see Note 4) for the year ended August 31, 2010 were as follows:

iShares MSCI Index Fund	In-kind Purchases	In-kind Sales
Australia	$1,332,300,366	$661,124,387
Hong Kong	895,051,030	1,035,180,363
Japan Small Cap	8,460,175	4,304,845
Pacific ex-Japan	353,206,584	488,060,372
Singapore	355,981,428	166,761,419
Thailand Investable Market	548,545,263	213,925,965

4. CAPITAL SHARE TRANSACTIONS

The Company issues and redeems capital shares of each Fund only in aggregations of a specified number of shares (each, a “Creation Unit”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the corresponding MSCI Index and an amount of cash (except for the iShares MSCI Malaysia, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds which are offered in Creation Units solely for cash in U.S. dollars). Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of August 31, 2010, certain Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of August 31, 2010 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® , INC.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

88	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Australia Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund and iShares MSCI Thailand Investable Market Index Fund, each a portfolio of the iShares MSCI Series (the “Funds”), at August 31, 2010, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	89

Tax Information (Unaudited)

iSHARES® , INC.

For the fiscal year ended August 31, 2010, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares MSCI Index Fund	Foreign Source Income Earned	Foreign Taxes Paid

Australia	$88,124,492	$1,078,977

Japan Small Cap	690,288	47,704

Pacific ex-Japan	136,047,720	1,437,287

Singapore	47,393,879	286,983

South Korea	43,318,011	6,725,608

Taiwan	105,074,950	23,876,952

Thailand Investable Market	10,659,899	1,029,787

Under Section 854(b)(2) of the Code, certain Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2010:

iShares MSCI Index Fund	Qualified Dividend Income

Australia	$85,760,016

Japan Small Cap	635,363

Malaysia	427,297

Pacific ex-Japan	97,199,199

South Korea	25,921,316

Thailand Investable Market	6,685,017

In February 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2010. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

90	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® , INC.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund is listed for trading (the “Exchange”), as of the time that the Fund’s NAV is calculated. In the case of the iShares MSCI Malaysia, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds, the NAVs of which are determined prior to the opening of the regular trading day on the Exchange, the Market Price is determined using the midpoint of the bid/ask spread as of the opening of regular trading on the Exchange. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	91

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Australia Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	5	0.36%
Greater than 4.5% and Less than 5.0%	3	0.22
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	7	0.51
Greater than 3.0% and Less than 3.5%	12	0.87
Greater than 2.5% and Less than 3.0%	18	1.30
Greater than 2.0% and Less than 2.5%	23	1.66
Greater than 1.5% and Less than 2.0%	57	4.12
Greater than 1.0% and Less than 1.5%	114	8.25
Greater than 0.5% and Less than 1.0%	264	19.10
Between 0.5% and -0.5%	546	39.53
Less than -0.5% and Greater than -1.0%	120	8.68
Less than -1.0% and Greater than -1.5%	85	6.15
Less than -1.5% and Greater than -2.0%	39	2.82
Less than -2.0% and Greater than -2.5%	30	2.17
Less than -2.5% and Greater than -3.0%	23	1.66
Less than -3.0% and Greater than -3.5%	9	0.65
Less than -3.5% and Greater than -4.0%	7	0.51
Less than -4.0% and Greater than -4.5%	1	0.07
Less than -4.5% and Greater than -5.0%	3	0.22
Less than -5.0% and Greater than -5.5%	5	0.36
Less than -5.5% and Greater than -6.0%	2	0.14
Less than -6.0%	5	0.36

	1,382	100.00%

92	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Hong Kong Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	7	0.51%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	10	0.72
Greater than 2.5% and Less than 3.0%	17	1.23
Greater than 2.0% and Less than 2.5%	30	2.17
Greater than 1.5% and Less than 2.0%	48	3.47
Greater than 1.0% and Less than 1.5%	99	7.16
Greater than 0.5% and Less than 1.0%	205	14.83
Between 0.5% and –0.5%	592	42.85
Less than –0.5% and Greater than –1.0%	138	9.99
Less than –1.0% and Greater than –1.5%	83	6.01
Less than –1.5% and Greater than –2.0%	57	4.12
Less than –2.0% and Greater than –2.5%	33	2.39
Less than –2.5% and Greater than –3.0%	19	1.37
Less than –3.0% and Greater than –3.5%	12	0.87
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	4	0.29
Less than –4.5% and Greater than –5.0%	5	0.36
Less than –5.0% and Greater than –5.5%	3	0.22
Less than –5.5% and Greater than –6.0%	1	0.07
Less than –6.0%	5	0.36

	1,382	100.00%

SUPPLEMENTAL INFORMATION	93

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Japan Small Cap Index Fund

Period Covered: January 1, 2008 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	9	1.43%
Greater than 4.5% and Less than 5.0%	3	0.48
Greater than 4.0% and Less than 4.5%	3	0.48
Greater than 3.5% and Less than 4.0%	5	0.80
Greater than 3.0% and Less than 3.5%	10	1.59
Greater than 2.5% and Less than 3.0%	11	1.75
Greater than 2.0% and Less than 2.5%	18	2.87
Greater than 1.5% and Less than 2.0%	46	7.32
Greater than 1.0% and Less than 1.5%	65	10.35
Greater than 0.5% and Less than 1.0%	84	13.38
Between 0.5% and –0.5%	201	31.99
Less than –0.5% and Greater than –1.0%	52	8.28
Less than –1.0% and Greater than –1.5%	33	5.25
Less than –1.5% and Greater than –2.0%	29	4.62
Less than –2.0% and Greater than –2.5%	18	2.87
Less than –2.5% and Greater than –3.0%	11	1.75
Less than –3.0% and Greater than –3.5%	12	1.91
Less than –3.5% and Greater than –4.0%	5	0.80
Less than –4.0% and Greater than –4.5%	2	0.32
Less than –4.5% and Greater than –5.0%	2	0.32
Less than –5.0% and Greater than –5.5%	3	0.48
Less than –5.5% and Greater than –6.0%	3	0.48
Less than –6.0%	3	0.48

	628	100.00%

94	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Malaysia Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.14%
Greater than 5.5% and Less than 6.0%	2	0.14
Greater than 5.0% and Less than 5.5%	3	0.22
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	6	0.43
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	19	1.37
Greater than 1.5% and Less than 2.0%	43	3.11
Greater than 1.0% and Less than 1.5%	112	8.10
Greater than 0.5% and Less than 1.0%	220	15.92
Between 0.5% and –0.5%	549	39.76
Less than –0.5% and Greater than –1.0%	216	15.63
Less than –1.0% and Greater than –1.5%	94	6.80
Less than –1.5% and Greater than –2.0%	42	3.04
Less than –2.0% and Greater than –2.5%	33	2.39
Less than –2.5% and Greater than –3.0%	14	1.01
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	6	0.43
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0% and Greater than –5.5%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Pacific ex-Japan Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	7	0.51%
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	8	0.58
Greater than 3.0% and Less than 3.5%	9	0.65
Greater than 2.5% and Less than 3.0%	11	0.80
Greater than 2.0% and Less than 2.5%	26	1.88
Greater than 1.5% and Less than 2.0%	48	3.47
Greater than 1.0% and Less than 1.5%	129	9.33
Greater than 0.5% and Less than 1.0%	253	18.31
Between 0.5% and –0.5%	575	41.60
Less than –0.5% and Greater than –1.0%	109	7.89
Less than –1.0% and Greater than –1.5%	81	5.86
Less than –1.5% and Greater than –2.0%	46	3.33
Less than –2.0% and Greater than –2.5%	22	1.59
Less than –2.5% and Greater than –3.0%	21	1.52
Less than –3.0% and Greater than –3.5%	11	0.80
Less than –3.5% and Greater than –4.0%	6	0.43
Less than –4.0% and Greater than –4.5%	4	0.29
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	3	0.22
Less than –5.5% and Greater than –6.0%	2	0.14
Less than –6.0%	5	0.36

	1,382	100.00%

96	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Singapore Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	6	0.43%
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	13	0.94
Greater than 2.0% and Less than 2.5%	35	2.53
Greater than 1.5% and Less than 2.0%	47	3.40
Greater than 1.0% and Less than 1.5%	133	9.62
Greater than 0.5% and Less than 1.0%	265	19.18
Between 0.5% and –0.5%	554	40.11
Less than –0.5% and Greater than –1.0%	129	9.33
Less than –1.0% and Greater than –1.5%	81	5.86
Less than –1.5% and Greater than –2.0%	42	3.04
Less than –2.0% and Greater than –2.5%	31	2.24
Less than –2.5% and Greater than –3.0%	12	0.87
Less than –3.0% and Greater than –3.5%	8	0.58
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	6	0.43
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI South Korea Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	9	0.65%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	4	0.29
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	8	0.58
Greater than 3.0% and Less than 3.5%	12	0.87
Greater than 2.5% and Less than 3.0%	21	1.52
Greater than 2.0% and Less than 2.5%	40	2.89
Greater than 1.5% and Less than 2.0%	69	4.99
Greater than 1.0% and Less than 1.5%	122	8.83
Greater than 0.5% and Less than 1.0%	219	15.85
Between 0.5% and –0.5%	451	32.63
Less than –0.5% and Greater than –1.0%	149	10.78
Less than –1.0% and Greater than –1.5%	99	7.16
Less than –1.5% and Greater than –2.0%	54	3.91
Less than –2.0% and Greater than –2.5%	34	2.46
Less than –2.5% and Greater than –3.0%	30	2.17
Less than –3.0% and Greater than –3.5%	16	1.16
Less than –3.5% and Greater than –4.0%	11	0.80
Less than –4.0% and Greater than –4.5%	6	0.43
Less than –4.5% and Greater than –5.0%	4	0.29
Less than –5.0% and Greater than –5.5%	3	0.22
Less than –5.5% and Greater than –6.0%	5	0.36
Less than –6.0%	11	0.80

	1,382	100.00%

98	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Taiwan Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	7	0.51%
Greater than 4.5% and Less than 5.0%	9	0.65
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	10	0.72
Greater than 3.0% and Less than 3.5%	14	1.01
Greater than 2.5% and Less than 3.0%	17	1.23
Greater than 2.0% and Less than 2.5%	30	2.17
Greater than 1.5% and Less than 2.0%	63	4.56
Greater than 1.0% and Less than 1.5%	108	7.81
Greater than 0.5% and Less than 1.0%	213	15.41
Between 0.5% and –0.5%	463	33.51
Less than –0.5% and Greater than –1.0%	194	14.04
Less than –1.0% and Greater than –1.5%	100	7.24
Less than –1.5% and Greater than –2.0%	54	3.91
Less than –2.0% and Greater than –2.5%	32	2.32
Less than –2.5% and Greater than –3.0%	17	1.23
Less than –3.0% and Greater than –3.5%	22	1.59
Less than –3.5% and Greater than –4.0%	7	0.51
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5% and Greater than –6.0%	2	0.14
Less than –6.0%	8	0.58

	1,382	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Thailand Investable Market Index Fund

Period Covered: April 1, 2008 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	1	0.18%
Greater than 4.5% and Less than 5.0%	2	0.35
Greater than 4.0% and Less than 4.5%	3	0.53
Greater than 3.5% and Less than 4.0%	3	0.53
Greater than 3.0% and Less than 3.5%	5	0.88
Greater than 2.5% and Less than 3.0%	14	2.47
Greater than 2.0% and Less than 2.5%	17	3.00
Greater than 1.5% and Less than 2.0%	36	6.35
Greater than 1.0% and Less than 1.5%	73	12.87
Greater than 0.5% and Less than 1.0%	99	17.46
Between 0.5% and –0.5%	152	26.79
Less than –0.5% and Greater than –1.0%	50	8.82
Less than –1.0% and Greater than –1.5%	37	6.53
Less than –1.5% and Greater than –2.0%	27	4.76
Less than –2.0% and Greater than –2.5%	15	2.65
Less than –2.5% and Greater than –3.0%	9	1.59
Less than –3.0% and Greater than –3.5%	9	1.59
Less than –3.5% and Greater than –4.0%	2	0.35
Less than –4.0% and Greater than –4.5%	2	0.35
Less than –4.5% and Greater than –5.0%	3	0.53
Less than –5.0% and Greater than –5.5%	3	0.53
Less than –5.5% and Greater than –6.0%	1	0.18
Less than –6.0%	4	0.71

	567	100.00%

100	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares, Inc., iShares Trust, BlackRock Funds III (formerly, Barclays Global Investors Funds) and Master Investment Portfolio, each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and, as a result, oversees a total of 214 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (53)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); Chairman, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Director (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Trustee of iShares Trust (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	101

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (71)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2002); Independent Chairman of iShares Trust (since 2010); Director of Continental Airlines Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

Darrell Duffie (56)	Director (since 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Trustee of iShares Trust (since 2008); Director of Moody’s Corp. (since 2008).

Cecilia H. Herbert (61)	Director (since 2005).

Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School; Chair of Investment Committee, Archdiocese of San Francisco

(1994-2005).

Trustee of iShares Trust (since 2005); Director, Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (67)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005).

John E. Martinez (49)	Director (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Trustee of iShares Trust (since 2003); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).

102	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (55)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007).

DIRECTOR AND OFFICER INFORMATION	103

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (53)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002- 2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (43)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (47)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (45)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

104	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	105

Notes:

106	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	107

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares Russell Domestic Index Funds	Trading Symbol
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC

iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS

iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL

iShares Dow Jones Domestic Index Fund
iShares Dow Jones U.S.	IYY

iShares MSCI Domestic Index Fund
iShares MSCI USA	EUSA

iShares MSCI Socially Responsible Index Funds
iShares MSCI KLD 400 Social	DSI
iShares MSCI USA ESG Select Social	KLD

iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

iShares Domestic Specialty Index Funds	Trading Symbol
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY

iShares North American Sector/Subsector Index Funds
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia Networking	IGN
iShares S&P North American Technology- Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE

iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU

iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration & Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB

iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL

iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

108	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

iShares International Country Index Funds	Trading Symbol
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Brazil Small Cap	EWZS
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI China Small Cap	ECNS
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares S&P India Nifty 50	INDY
iShares MSCI Indonesia Investable Market	EIDO
iShares MSCI Ireland Capped Investable Market	EIRL
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI New Zealand Investable Market	ENZL
iShares MSCI All Peru Capped	EPU
iShares MSCI Philippines Investable Market	EPHE
iShares MSCI Poland Investable Market	EPOL
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU

iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF

iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

iShares Target Date Index Funds	Trading Symbol
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV

iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK

iShares International/Global Sector Index Funds
iShares MSCI ACWI ex US Consumer Discretionary Sector	AXDI
iShares MSCI ACWI ex US Consumer Staples Sector	AXSL
iShares MSCI ACWI ex US Energy Sector	AXEN
iShares MSCI ACWI ex US Financials Sector	AXFN
iShares MSCI ACWI ex US Health Care Sector	AXHE
iShares MSCI ACWI ex US Industrials Sector	AXID
iShares MSCI ACWI ex US Information Technology Sector	AXIT
iShares MSCI ACWI ex US Materials Sector	AXMT
iShares MSCI ACWI ex US Telecommunication Services Sector	AXTE
iShares MSCI ACWI ex US Utilities Sector	AXUT
iShares MSCI Emerging Markets Financials Sector	EMFN
iShares MSCI Emerging Markets Materials Sector	EMMT
iShares MSCI Europe Financials Sector	EUFN
iShares MSCI Far East Financials Sector	FEFN
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI

iShares International/Global Theme Based and Specialty Index Funds
iShares Dow Jones International Select Dividend	IDV
iShares S&P Emerging Markets Infrastructure	EMIF
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD

iShares U.S. Multisector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI
iShares 10+ Year Government/Credit	GLJ

iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

THE iSHARES FAMILY OF FUNDS	109

The iShares® Family of Funds (Continued)

iShares U.S. Credit Bond Funds	Trading Symbol
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares 10+ Year Credit	CLY
iShares iBoxx $ High Yield Corporate	HYG

iShares AMT-Free Municipal Bond Funds	Trading Symbol
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF
iShares 2012 S&P AMT-Free Municipal Series	MUAA
iShares 2013 S&P AMT-Free Municipal Series	MUAB
iShares 2014 S&P AMT-Free Municipal Series	MUAC
iShares 2015 S&P AMT-Free Municipal Series	MUAD
iShares 2016 S&P AMT-Free Municipal Series	MUAE
iShares 2017 S&P AMT-Free Municipal Series	MUAF

iShares U.S. Securitized Bond Fund
iShares Barclays MBS	MBB

iShares International Bond Funds
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

The iShares Funds that are registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 as iShares, Inc. and iShares Trust (“Funds”) are distributed in the U.S. by SEI Investments Distribution Co. (“SEI”). iSHARES® is a registered trademark of BlackRock Institutional Trust Company, N.A. The Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, JPMorgan Chase & Co., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Russell Investment Group or Standard & Poor’s, nor are they sponsored, endorsed or issued by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Developed Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2010 Annual Report.

iS-3594-1010

110	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.

2.   From the main page, select the first letter of your brokerage firm’s name.

3.   Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.   Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a monthly basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2010 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-83-0810

2010 ANNUAL REPORT TO SHAREHOLDERS

iSHARES® MSCI SERIES

AUGUST 31, 2010

»  Would you prefer to receive materials like this electronically?

See inside back cover for details.

iShares MSCI Japan Index Fund  |  EWJ  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(6.41)%	(6.45)%	(5.92)%	(1.92)%	(2.30)%	(1.44)%	(3.17)%	(3.27)%	(2.72)%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Ten Years Ended 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(6.41)%	(6.45)%	(5.92)%	(9.23)%	(11.00)%	(7.02)%	(27.51)%	(28.29)%	(24.12)%

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector	Percentage of Net Assets
Consumer Cyclical	25.38%

Industrial	21.78

Financial	17.01

Consumer Non-Cyclical	10.76

Basic Materials	6.53

Utilities	6.52

Communications	5.57

Technology	4.96

Energy	1.42

Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Toyota Motor Corp.	4.46%

Mitsubishi UFJ Financial Group Inc.	2.90

Honda Motor Co. Ltd.	2.57

Canon Inc.	2.24

Sumitomo Mitsui Financial Group Inc.	1.89

Tokyo Electric Power Co. Inc. (The)	1.70

Takeda Pharmaceutical Co. Ltd.	1.62

Nintendo Co. Ltd.	1.48

Mizuho Financial Group Inc.	1.47

Mitsubishi Corp.	1.36

TOTAL	21.69%

The iShares MSCI Japan Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Japanese market, as measured by the MSCI Japan IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was (6.41)%, while the total return for the Index was (5.92)%.

The Japanese broad equity market performed poorly in comparison to other Asian markets for the reporting period. Japan’s economy slowed sharply as the reporting period came to a close. GDP rose just 0.4% in the most recent quarter against the year-ago period, down from growth of 4.4% in the quarter ended March 31. In many ways, 2010 echoed back to 2009: weak consumer spending, concerns of deflation, soaring federal debt and weak demand for Japanese exports. Consumer spending, which accounts for 60% of Japan’s economy, was flat during the first half of 2010. Persistent deflation created a drag on economic growth, as consumers waited for prices to drop before buying goods and services. Inflation was a negative 1.9% in the most recent quarter, a slight improvement over the prior quarter, when prices fell 2.8%. Japan’s federal debt is nearly 200% of annual GDP, and the International Monetary Fund recently warned that Japan was reaching a point at which markets become concerned about the threat of default.

Despite these concerns, Japan’s currency continued to strengthen, reaching a 15-year high against the U.S. dollar, dampening demand for Japanese exports. In response, as the reporting period came to a close, the Japanese government was considering options to weaken the yen by intervening in the market. Still, the strong yen has had its advantages, elevating Japan’s buying power in other countries. Through August 2010, Japanese corporations have already spent more money acquiring foreign companies than in all of 2009 with major acquisitions having taken place in telecommunications, convenience stores and e-commerce.

However, the Japanese government, which last intervened in 2004, faced resistance from the U.S. and Europe, because a weaker Japanese currency translates into a stronger dollar and euro, which in turn could dampen U.S. and European exports. Political resistance was also felt from within Japan. The Democratic Party of Japan (DPJ), which took power from the long-ruling Liberal Democratic Party, announced plans to cut Japan’s top corporate tax rate, the highest in the industrialized world, from 40% to 25%. However, political concerns make such a move difficult to accomplish. Already, Prime Minister Naoto Kan has had to fend off a challenge to his power from within his own party.

2	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN INDEX FUND

In this environment, six of the Fund’s top ten holdings as of August 31, 2010 recorded gains, led by Takeda Pharmaceutical Co. Ltd. and The Tokyo Electric Power Co. Inc., both of which posted double-digit gains for the reporting period. Financial companies Mizuho Financial Group Inc., Sumitomo Mitsui Financial Group Inc. and Mitsubishi UFJ Financial Group Inc. posted double-digit losses, as did Toyota Motor Corp.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	3

Shareholder Expenses (Unaudited)

iSHARES® MSCI JAPAN INDEX FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2010 to August 31, 2010.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (3/1/10)	Ending Account Value (8/31/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/10 to 8/31/10)
Actual	$1,000.00	$953.60	0.53%	$2.61
Hypothetical (5% return before expenses)	1,000.00	1,022.50	0.53	2.70

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

4	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 99.93%

ADVERTISING – 0.22%
Dentsu Inc.	278,800	$6,358,247
Hakuhodo DY Holdings Inc.	48,790	2,280,585

		8,638,832

AGRICULTURE – 0.66%
Japan Tobacco Inc.	8,364	25,967,545

		25,967,545

AIRLINES – 0.13%
All Nippon Airways Co. Ltd.[a]	1,396,000	5,053,995

		5,053,995

APPAREL – 0.17%
ASICS Corp.	697,000	6,549,160

		6,549,160

AUTO MANUFACTURERS – 9.09%
Fuji Heavy Industries Ltd.[a]	1,394,000	7,835,751
Hino Motors Ltd.	697,000	3,071,216
Honda Motor Co. Ltd.	3,066,800	101,496,215
Isuzu Motors Ltd.	2,091,000	6,947,588
Mazda Motor Corp.	2,788,000	6,242,039
Mitsubishi Motors Corp.[a]	6,970,000	8,881,624
Nissan Motor Co. Ltd.[a]	4,669,900	35,704,130
Suzuki Motor Corp.	627,300	12,445,895
Toyota Motor Corp.	5,157,800	175,673,550

		358,298,008

AUTO PARTS & EQUIPMENT – 2.23%
Aisin Seiki Co. Ltd.	348,700	9,027,912
Bridgestone Corp.	1,184,900	20,573,826
Denso Corp.	906,100	24,581,348
JTEKT Corp.	348,500	2,859,551
NGK Spark Plug Co. Ltd.	428,000	5,010,408
NHK Spring Co. Ltd.	697,000	5,785,507
NOK Corp.	209,100	3,155,052
Sumitomo Rubber Industries Inc.	348,500	3,162,522
Toyoda Gosei Co. Ltd.	139,400	2,852,081
Toyota Boshoku Corp.	139,400	2,028,663
Toyota Industries Corp.	348,500	8,761,266

		87,798,136

Security	Shares	Value
BANKS – 9.45%
77 Bank Ltd. (The)	697,000	$3,469,644
Aozora Bank Ltd.	1,394,000	1,875,932
Bank of Kyoto Ltd. (The)	697,000	5,553,090
Bank of Yokohama Ltd. (The)	2,091,000	9,089,139
Chiba Bank Ltd. (The)	1,394,000	7,852,352
Chuo Mitsui Trust Holdings Inc.	2,091,000	7,420,722
Fukuoka Financial Group Inc.	1,400,000	5,602,001
Gunma Bank Ltd. (The)	697,000	3,602,453
Hachijuni Bank Ltd. (The)	697,000	3,785,066
Hiroshima Bank Ltd. (The)	697,000	2,788,996
Hokuhoku Financial Group Inc.	2,793,000	4,889,496
Iyo Bank Ltd. (The)	697,000	5,910,015
Joyo Bank Ltd. (The)	1,394,000	5,677,599
Mitsubishi UFJ Financial Group Inc.	23,907,180	114,169,098
Mizuho Financial Group Inc.	37,707,700	57,928,943
Mizuho Trust & Banking Co. Ltd.[a]	2,788,000	2,257,759
Nishi-Nippon City Bank Ltd. (The)	1,394,000	3,917,876
Resona Holdings Inc.	1,115,200	11,049,737
Sapporo Hokuyo Holdings Inc.	627,300	2,958,328
Senshu Ikeda Holdings Inc.[b]	1,184,900	1,679,208
Seven Bank Ltd.	1,394	2,652,866
Shinsei Bank Ltd.[a,b]	1,394,000	1,062,475
Shizuoka Bank Ltd. (The)	1,394,000	11,670,621
Sumitomo Mitsui Financial Group Inc.	2,509,200	74,735,134
Sumitomo Trust and Banking Co. Ltd. (The)	2,788,000	14,841,444
Suruga Bank Ltd.	697,000	6,092,628

		372,532,622

BEVERAGES – 1.02%
Asahi Breweries Ltd.	697,000	13,156,425
Coca-Cola West Co. Ltd.	139,400	2,364,006
ITO EN Ltd.	139,400	2,284,320
Kirin Holdings Co. Ltd.	1,394,000	19,290,556
Sapporo Holdings Ltd.	697,000	3,262,129

		40,357,436

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2010

Security	Shares	Value
BUILDING MATERIALS – 1.57%
Asahi Glass Co. Ltd.	2,091,000	$20,419,436
Daikin Industries Ltd.	418,200	14,253,762
JS Group Corp.	487,900	9,331,516
Nippon Sheet Glass Co. Ltd.[b]	1,394,000	3,054,615
Panasonic Electric Works Co. Ltd.	697,000	9,155,543
Rinnai Corp.	69,700	4,166,893
Taiheiyo Cement Corp.[a]	1,394,000	1,560,510

		61,942,275

CHEMICALS – 3.17%
Asahi Kasei Corp.	2,091,000	10,334,227
Daicel Chemical Industries Ltd.	697,000	4,274,801
Denki Kagaku Kogyo K.K.	697,000	2,805,597
Hitachi Chemical Co. Ltd.	209,100	3,628,185
JSR Corp.	348,500	5,138,061
Kaneka Corp.	697,000	4,166,893
Mitsubishi Chemical Holdings Corp.	2,439,500	11,562,713
Mitsubishi Gas Chemical Co. Inc.	697,000	3,768,465
Mitsui Chemicals Inc.	1,394,000	3,569,251
Nitto Denko Corp.	278,800	8,944,709
Shin-Etsu Chemical Co. Ltd.	766,700	35,518,197
Showa Denko K.K.	2,788,000	4,947,148
Sumitomo Chemical Co. Ltd.	2,788,000	11,454,805
Taiyo Nippon Sanso Corp.	697,000	5,519,889
Tokuyama Corp.	697,000	3,378,338
Tosoh Corp.	697,000	1,743,123
Ube Industries Ltd.	2,091,000	4,432,511

		125,186,913

COMMERCIAL SERVICES – 1.01%
Benesse Holdings Inc.	139,400	6,283,541
Dai Nippon Printing Co. Ltd.	1,394,000	16,219,340
Kamigumi Co. Ltd.	697,000	5,055,055
Nissha Printing Co. Ltd.[b]	69,700	1,538,098
Toppan Printing Co. Ltd.	1,396,000	10,639,991

		39,736,025

COMPUTERS – 0.98%
Fujitsu Ltd.	3,485,000	24,154,698
Itochu Techno- Solutions Corp.	69,700	2,272,700

Security	Shares	Value
OBIC Co. Ltd.	6,970	$1,312,322
TDK Corp.	209,100	10,956,770

		38,696,490

COSMETICS & PERSONAL CARE – 1.19%
Kao Corp.	1,045,500	24,316,560
Shiseido Co. Ltd.	627,300	14,104,351
Unicharm Corp.	69,700	8,508,098

		46,929,009

DISTRIBUTION & WHOLESALE – 4.28%
Canon Marketing Japan Inc.	69,700	894,803
Hitachi High- Technologies Corp.	139,400	2,262,739
ITOCHU Corp.	2,788,000	22,776,801
Marubeni Corp.	2,788,000	14,376,611
Mitsubishi Corp.	2,509,200	53,787,781
Mitsui & Co. Ltd.	3,275,900	42,640,928
Sojitz Corp.	2,021,300	3,249,678
Sumitomo Corp.	2,091,000	23,980,386
Toyota Tsusho Corp.	348,500	4,988,651

		168,958,378

DIVERSIFIED FINANCIAL SERVICES – 2.02%
Acom Co. Ltd.	83,648	1,263,136
AEON Credit Service Co. Ltd.	139,470	1,473,263
Credit Saison Co. Ltd.	278,800	3,542,689
Daiwa Securities Group Inc.	2,788,000	11,321,996
Mitsubishi UFJ Lease & Finance Co. Ltd.	111,520	3,970,999
Mizuho Securities Co. Ltd.	697,000	1,560,510
Nomura Holdings Inc.	6,621,500	37,298,672
ORIX Corp.	195,160	14,688,713
SBI Holdings Inc.	36,244	4,501,905

		79,621,883

ELECTRIC – 5.52%
Chubu Electric Power Co. Inc.	1,254,600	33,064,544
Chugoku Electric Power Co. Inc. (The)	557,600	12,198,538
Electric Power Development Co. Ltd.	209,100	6,733,433
Hokkaido Electric Power Co. Inc.	348,500	7,848,202
Hokuriku Electric Power Co.	348,500	8,342,086
Kansai Electric Power Co. Inc. (The)	1,394,000	35,758,914

6	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2010

Security	Shares	Value
Kyushu Electric Power Co. Inc.	697,000	$16,584,566
Shikoku Electric Power Co. Inc.	348,500	10,803,209
Tohoku Electric Power Co. Inc.	836,400	19,403,444
Tokyo Electric Power Co. Inc. (The)	2,300,100	67,000,650

		217,737,586

ELECTRICAL COMPONENTS & EQUIPMENT – 4.13%
Brother Industries Ltd.	418,200	4,492,276
Casio Computer Co. Ltd.	418,200	2,779,035
Furukawa Electric Co. Ltd.	1,394,000	5,063,356
GS Yuasa Corp.[b]	697,000	4,108,789
Hitachi Ltd.[a]	8,364,000	33,866,381
Mitsubishi Electric Corp.	3,485,000	27,806,955
SANYO Electric Co. Ltd.[a,b]	3,488,000	5,690,794
Sharp Corp.	2,091,000	20,021,007
Stanley Electric Co. Ltd.	280,000	4,321,543
Sumitomo Electric Industries Ltd.	1,394,000	14,990,854
Toshiba Corp.[a]	7,667,000	36,066,035
Ushio Inc.	209,100	3,536,049

		162,743,074

ELECTRONICS – 5.12%
Advantest Corp.	278,800	5,292,452
Fanuc Ltd.	348,500	37,435,632
Hirose Electric Co. Ltd.	69,700	6,740,074
Hoya Corp.	836,400	18,447,217
IBIDEN Co. Ltd.	209,100	5,040,114
Keyence Corp.	69,751	14,461,890
Kyocera Corp.	278,800	23,706,466
Mabuchi Motor Co. Ltd.	69,700	3,282,881
Minebea Co. Ltd.	697,000	3,212,326
Mitsumi Electric Co. Ltd.	139,400	1,955,617
Murata Manufacturing Co. Ltd.	348,500	16,559,664
NEC Corp.	5,831,000	14,860,474
NGK Insulators Ltd.	697,000	10,566,643
Nippon Electric Glass Co. Ltd.	697,500	7,816,452
Omron Corp.	348,500	7,416,571
Secom Co. Ltd.	418,200	18,203,180
Yaskawa Electric Corp.	697,000	4,830,940
Yokogawa Electric Corp.	348,500	2,170,603

		201,999,196

Security	Shares	Value
ENGINEERING & CONSTRUCTION – 0.72%
JGC Corp.	697,000	$10,674,550
Kajima Corp.	1,394,000	3,270,430
Obayashi Corp.	1,394,000	5,312,374
Shimizu Corp.	1,394,000	4,947,148
Taisei Corp.	2,091,000	4,133,691

		28,338,193

ENTERTAINMENT – 0.24%
Oriental Land Co. Ltd.	69,700	6,183,935
Toho Co. Ltd.	209,100	3,396,599

		9,580,534

ENVIRONMENTAL CONTROL – 0.14%
Kurita Water Industries Ltd.	209,100	5,510,758

		5,510,758

FOOD – 1.25%
Ajinomoto Co. Inc.	1,394,000	13,679,362
Kikkoman Corp.	697,000	7,096,999
Meiji Holdings Co. Ltd.	139,428	6,500,662
Nippon Meat Packers Inc.	697,000	8,375,289
Nisshin Seifun Group Inc.	350,500	4,482,994
Nissin Foods Holdings Co. Ltd.	139,400	4,965,409
Yakult Honsha Co. Ltd.	139,400	4,166,893

		49,267,608

FOREST PRODUCTS & PAPER – 0.31%
Nippon Paper Group Inc.	210,000	5,456,949
Oji Paper Co. Ltd.	1,394,000	6,607,264

		12,064,213

GAS – 1.00%
Osaka Gas Co. Ltd.	3,485,000	13,156,425
Toho Gas Co. Ltd.	697,000	3,610,754
Tokyo Gas Co. Ltd.	4,879,000	22,776,801

		39,543,980

HAND & MACHINE TOOLS – 1.18%
Fuji Electric Holdings Co. Ltd.	697,000	1,726,521
Makita Corp.	209,100	5,949,028
Nidec Corp.	209,100	18,377,492
SMC Corp.	139,400	17,198,809
THK Co. Ltd.	209,700	3,456,291

		46,708,141

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2010

Security	Shares	Value
HEALTH CARE - PRODUCTS – 0.55%
Sysmex Corp.	69,700	$4,407,610
Terumo Corp.	348,500	17,265,214

		21,672,824

HOME BUILDERS – 0.26%
Sekisui Chemical Co. Ltd.	697,000	4,092,188
Sekisui House Ltd.	697,000	6,042,825

		10,135,013

HOME FURNISHINGS – 2.61%
Panasonic Corp.	3,694,115	46,984,814
Sony Corp.	1,881,900	53,070,611
Yamaha Corp.	278,800	2,862,041

		102,917,466

HOUSEWARES – 0.11%
TOTO Ltd.	697,000	4,424,211

		4,424,211

INSURANCE – 2.71%
Dai-ichi Life Insurance Co. Ltd. (The)	14,742	17,433,376
MS&AD Insurance Group Holdings Inc.	976,740	21,891,446
NKSJ Holdings Inc.[a]	2,800,800	15,676,742
Sony Financial Holdings Inc.	1,394	4,565,321
T&D Holdings Inc.	522,750	9,948,249
Tokio Marine Holdings Inc.	1,394,000	37,419,031

		106,934,165

INTERNET – 1.91%
Dena Co. Ltd.	139,400	4,180,174
Matsui Securities Co. Ltd.	209,100	1,195,284
Rakuten Inc.	13,940	10,558,342
SoftBank Corp.	1,533,400	44,027,955
Trend Micro Inc.	209,100	5,675,109
Yahoo! Japan Corp.	27,183	9,792,613

		75,429,477

IRON & STEEL – 2.31%
Daido Steel Co. Ltd.	697,000	3,303,632
JFE Holdings Inc.	836,450	24,713,975
Kobe Steel Ltd.	4,879,000	10,110,111
Nippon Steel Corp.	9,758,000	32,189,663
Nisshin Steel Co. Ltd.	1,394,000	2,241,157
Sumitomo Metal Industries Ltd.	6,273,000	14,716,935

Security	Shares	Value
Tokyo Steel Manufacturing Co. Ltd.	209,100	$2,285,981
Yamato Kogyo Co. Ltd.	69,700	1,576,281

		91,137,735

LEISURE TIME – 0.73%
Namco Bandai Holdings Inc.	348,598	3,312,864
Sankyo Co. Ltd.	139,400	7,055,496
Sega Sammy Holdings Inc.	348,500	5,175,414
Shimano Inc.	139,400	6,839,681
Yamaha Motor Co. Ltd.[a]	487,900	6,559,951

		28,943,406

MACHINERY – 0.23%
Hitachi Construction Machinery Co. Ltd.	139,400	2,770,735
Japan Steel Works Ltd. (The)	697,000	6,175,634

		8,946,369

MACHINERY - CONSTRUCTION & MINING – 0.90%
Komatsu Ltd.	1,742,500	35,381,237

		35,381,237

MACHINERY - DIVERSIFIED – 0.61%
Amada Co. Ltd.	697,000	4,141,991
Kubota Corp.	2,091,000	16,783,780
Sumitomo Heavy Industries Ltd.	697,000	3,228,927

		24,154,698

MANUFACTURING – 2.19%
FUJIFILM Holdings Corp.	836,400	25,399,786
IHI Corp.	2,091,000	3,710,361
Kawasaki Heavy Industries Ltd.	2,788,000	7,437,323
Konica Minolta Holdings Inc.	1,045,500	9,138,943
Mitsubishi Heavy Industries Ltd.	5,576,000	20,120,615
Nikon Corp.	627,300	10,436,323
Olympus Corp.	418,200	9,990,582

		86,233,933

MEDIA – 0.16%
Fuji Media Holdings Inc.	853	1,157,041
Jupiter Telecommunications Co. Ltd.	4,879	5,200,315

		6,357,356

8	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2010

Security	Shares	Value
METAL FABRICATE & HARDWARE – 0.21%
Maruichi Steel Tube Ltd.	69,700	$1,328,093
NSK Ltd.	697,000	4,158,592
NTN Corp.	697,000	2,639,586

		8,126,271

MINING – 0.74%
Dowa Holdings Co. Ltd.	729,200	3,768,879
Mitsubishi Materials Corp.[a]	2,091,000	5,528,189
Mitsui Mining & Smelting Co. Ltd.	1,394,000	3,751,863
Sumitomo Metal Mining Co. Ltd.	1,271,000	16,271,585

		29,320,516

OFFICE & BUSINESS EQUIPMENT – 2.76%
Canon Inc.	2,160,750	88,133,485
Ricoh Co. Ltd.	1,394,000	17,829,653
Seiko Epson Corp.	209,100	2,681,919

		108,645,057

OIL & GAS – 1.42%
Cosmo Oil Co. Ltd.	1,394,000	3,336,835
Idemitsu Kosan Co. Ltd.	69,700	5,494,986
INPEX Corp.	3,485	15,771,109
Japan Petroleum Exploration Co. Ltd.	69,700	2,515,077
JX Holdings Inc.[a]	4,042,695	20,413,275
Showa Shell Sekiyu K.K.	278,800	2,018,702
TonenGeneral Sekiyu K.K.	697,000	6,300,143

		55,850,127

PACKAGING & CONTAINERS – 0.11%
Toyo Seikan Kaisha Ltd.	278,800	4,439,152

		4,439,152

PHARMACEUTICALS – 5.08%
Alfresa Holdings Corp.	69,700	3,108,569
Astellas Pharma Inc.	836,430	28,916,950
Chugai Pharmaceutical Co. Ltd.	418,200	7,141,822
Daiichi Sankyo Co. Ltd.	1,254,669	25,087,403
Dainippon Sumitomo Pharma Co. Ltd.	278,800	2,314,203
Eisai Co. Ltd.	487,900	17,605,538
Hisamitsu Pharmaceutical Co. Inc.	69,700	2,880,302
Kyowa Hakko Kirin Co. Ltd.	697,000	6,823,080

Security	Shares	Value
Medipal Holdings Corp.	278,800	$3,472,964
Mitsubishi Tanabe Pharma Corp.	697,000	10,923,568
Ono Pharmaceutical Co. Ltd.	139,400	6,125,831
Santen Pharmaceutical Co. Ltd.	139,400	4,996,951
Shionogi & Co. Ltd.	557,600	9,734,924
Suzuken Co. Ltd.	139,400	4,839,240
Takeda Pharmaceutical Co. Ltd.	1,394,000	64,080,505
Tsumura & Co.	70,500	2,198,035

		200,249,885

REAL ESTATE – 2.50%
AEON Mall Co. Ltd.	209,100	4,796,077
Daito Trust Construction Co. Ltd.	139,400	8,001,763
Daiwa House Industry Co. Ltd.	697,000	6,540,860
Mitsubishi Estate Co. Ltd.	2,091,000	31,450,911
Mitsui Fudosan Co. Ltd.	1,500,000	24,347,982
Nomura Real Estate Holdings Inc.	209,100	2,769,075
NTT Urban Development Corp.	2,788	2,174,753
Sumitomo Realty & Development Co. Ltd.	697,000	13,305,835
Tokyo Tatemono Co. Ltd.	697,000	2,440,372
Tokyu Land Corp.	697,000	2,755,794

		98,583,422

REAL ESTATE INVESTMENT TRUSTS – 0.57%
Japan Prime Realty Investment Corp.	1,394	3,109,399
Japan Real Estate Investment Corp.	697	6,192,236
Japan Retail Fund Investment Corp.	2,788	3,738,583
Nippon Building Fund Inc.	697	5,910,016
Nomura Real Estate Office Fund Inc.	697	3,461,343

		22,411,577

RETAIL – 3.07%
ABC-Mart Inc.	69,700	2,093,407
AEON Co. Ltd.	1,115,200	11,912,998
Citizen Holdings Co. Ltd.	418,200	2,146,531
FamilyMart Co. Ltd.	139,400	5,046,755
Fast Retailing Co. Ltd.	69,700	9,612,076
Isetan Mitsukoshi Holdings Ltd.	697,060	7,346,649

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2010

Security	Shares	Value
J. Front Retailing Co. Ltd.	697,000	$3,353,436
Lawson Inc.	139,400	6,358,247
Marui Group Co. Ltd.	418,200	2,808,917
McDonald’s Holdings Co. (Japan) Ltd.	139,400	3,328,534
Nitori Holdings Co. Ltd.	69,700	6,076,027
Seven & I Holdings Co. Ltd.	1,463,780	33,469,782
Shimamura Co. Ltd.	69,700	6,349,946
Takashimaya Co. Ltd.	697,000	5,279,171
UNY Co. Ltd.	348,500	2,560,730
USS Co. Ltd.	48,790	3,602,453
Yamada Denki Co. Ltd.	153,340	9,550,651

		120,896,310

SEMICONDUCTORS – 0.97%
Elpida Memory Inc.[a]	348,500	4,187,644
Rohm Co. Ltd.	209,500	12,649,339
Shinko Electric Industries Co. Ltd.	139,400	1,528,967
Sumco Corp.[a]	209,100	3,558,460
Tokyo Electron Ltd.	348,552	16,354,590

		38,279,000

SHIPBUILDING – 0.08%
Mitsui Engineering & Shipbuilding Co. Ltd.[b]	1,394,000	2,971,609

		2,971,609

SOFTWARE – 0.25%
Konami Corp.	139,400	2,244,478
Nomura Research Institute Ltd.	139,400	2,710,971
Oracle Corp. Japan	69,700	3,577,552
Square Enix Holdings Co. Ltd.	69,700	1,439,321

		9,972,322

STORAGE & WAREHOUSING – 0.09%
Mitsubishi Logistics Corp.	319,000	3,521,651

		3,521,651

TELECOMMUNICATIONS – 3.17%
KDDI Corp.	5,576	26,893,891
Nippon Telegraph and Telephone Corp.	975,800	42,125,462
NTT Data Corp.	2,091	6,544,180
NTT DoCoMo Inc.	29,274	49,574,405

		125,137,938

Security	Shares	Value
TEXTILES – 0.72%
Kuraray Co. Ltd.	627,300	$7,104,469
Teijin Ltd.	2,091,000	6,424,652
Toray Industries Inc.	2,788,000	14,741,836

		28,270,957

TOYS, GAMES & HOBBIES – 1.48%
Nintendo Co. Ltd.	209,100	58,220,293

		58,220,293

TRANSPORTATION – 4.59%
Central Japan Railway Co.	2,788	22,511,183
East Japan Railway Co.	627,300	40,639,657
Hankyu Hanshin Holdings Inc.	2,096,800	9,638,738
Kawasaki Kisen Kaisha Ltd.[a]	1,394,000	5,196,165
Keihin Electric Express Railway Co. Ltd.	701,000	7,112,683
Keio Corp.	1,394,000	9,578,873
Kintetsu Corp.[b]	3,489,000	11,675,706
Mitsui O.S.K. Lines Ltd.	2,091,000	13,148,124
Nippon Express Co. Ltd.	1,394,000	4,880,743
Nippon Yusen K.K.	2,788,000	10,757,556
Odakyu Electric Railway Co. Ltd.	697,000	6,441,253
Tobu Railway Co. Ltd.	1,394,000	7,968,560
Tokyu Corp.	2,091,000	9,562,273
West Japan Railway Co.	3,485	12,948,910
Yamato Holdings Co. Ltd.	766,700	9,021,074

		181,081,498

VENTURE CAPITAL – 0.04%
JAFCO Co. Ltd.	69,700	1,549,719

		1,549,719

TOTAL COMMON STOCKS
(Cost: $5,498,884,784)		3,939,955,184

SHORT-TERM INVESTMENTS – 0.63%

MONEY MARKET FUNDS – 0.63%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.31%[c,d,e]	20,623,233	20,623,233
BlackRock Cash Funds: Prime, SL Agency Shares
0.30%[c,d,e]	4,007,516	4,007,516

10	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN INDEX FUND

August 31, 2010

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.13%[c,d]	284,986	$284,986

		24,915,735

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,915,735)		24,915,735

TOTAL INVESTMENTS IN SECURITIES – 100.56%
(Cost: $5,523,800,519)		3,964,870,919

Other Assets, Less Liabilities – (0.56)%		(22,102,248)

NET ASSETS – 100.00%		$3,942,768,671

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	11

Statement of Assets and Liabilities

iSHARES® , INC.

August 31, 2010

iShares MSCI Japan Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$5,498,884,784
Affiliated issuers (Note 2)	24,915,735

Total cost of investments	$5,523,800,519

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$3,939,955,184
Affiliated issuers (Note 2)	24,915,735

Total fair value of investments	3,964,870,919
Foreign currency, at value[b]	2,935,551
Receivables:
Dividends and interest	3,032,317

Total Assets	3,970,838,787

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	24,630,749
Capital shares redeemed	1,479,571
Investment advisory fees (Note 2)	1,959,796

Total Liabilities	28,070,116

NET ASSETS	$3,942,768,671

Net assets consist of:
Paid-in capital	$6,129,100,268
Undistributed net investment income	3,270,048
Accumulated net realized loss	(630,836,522)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(1,558,765,123)

NET ASSETS	$3,942,768,671

Shares outstanding[c]	418,200,000

Net asset value per share	$9.43

[a]	Securities on loan with a value of $23,514,317. See Note 5.
[b]	Cost of foreign currency: $2,900,257.
[c]	$0.001 par value, number of shares authorized: 2,124,600,000.

See notes to financial statements.

12	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES®, INC.

Year ended August 31, 2010

iShares MSCI Japan Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$87,827,993
Interest from affiliated issuers (Note 2)	1,740
Securities lending income from affiliated issuers (Note 2)	616,643

Total investment income	88,446,376

EXPENSES
Investment advisory fees (Note 2)	27,202,065

Total expenses	27,202,065

Net investment income	61,244,311

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(210,579,340)
In-kind redemptions	159,125,973
Foreign currency transactions	3,027,167

Net realized loss	(48,426,200)

Net change in unrealized appreciation (depreciation) on:
Investments	(368,909,528)
Translation of assets and liabilities in foreign currencies	1,361

Net change in unrealized appreciation (depreciation)	(368,908,167)

Net realized and unrealized loss	(417,334,367)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(356,090,056)

[a]	Net of foreign withholding tax of $6,589,966.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Japan Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$61,244,311	$78,031,066
Net realized loss	(48,426,200)	(471,304,985)
Net change in unrealized appreciation (depreciation)	(368,908,167)	(579,533,927)

Net decrease in net assets resulting from operations	(356,090,056)	(972,807,846)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(77,025,449)	(73,264,843)

Total distributions to shareholders	(77,025,449)	(73,264,843)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,380,264,536	2,197,765,511
Cost of shares redeemed	(3,168,550,601)	(2,487,058,899)

Net decrease in net assets from capital share transactions	(1,788,286,065)	(289,293,388)

DECREASE IN NET ASSETS	(2,221,401,570)	(1,335,366,077)

NET ASSETS
Beginning of year	6,164,170,241	7,499,536,318

End of year	$3,942,768,671	$6,164,170,241

Undistributed net investment income included in net assets at end of year	$3,270,048	$11,285,164

SHARES ISSUED AND REDEEMED
Shares sold	137,400,000	239,400,000
Shares redeemed	(321,000,000)	(283,200,000)

Net decrease in shares outstanding	(183,600,000)	(43,800,000)

See notes to financial statements.

14	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® , INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008	Year ended Aug. 31, 2007	Year ended Aug. 31, 2006
Net asset value, beginning of year	$10.24	$11.62	$14.07	$13.80	$10.99

Income from investment operations:
Net investment income[a]	0.12	0.13	0.14	0.10	0.06
Net realized and unrealized gain (loss)[b]	(0.77)	(1.39)	(2.39)	0.27	2.81

Total from investment operations	(0.65)	(1.26)	(2.25)	0.37	2.87

Less distributions from:
Net investment income	(0.16)	(0.12)	(0.20)	(0.10)	(0.06)

Total distributions	(0.16)	(0.12)	(0.20)	(0.10)	(0.06)

Net asset value, end of year	$9.43	$10.24	$11.62	$14.07	$13.80

Total return	(6.41)%	(10.68)%	(16.13)%	2.68%	26.10%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,942,769	$6,164,170	$7,499,536	$11,780,006	$13,724,590
Ratio of expenses to average net assets	0.54%	0.56%	0.52%	0.52%	0.54%
Ratio of net investment income to average net assets	1.20%	1.46%	1.11%	0.68%	0.48%
Portfolio turnover rate[c]	5%	4%	4%	3%	8%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements

iSHARES® , INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the iShares MSCI Japan Index Fund (the “Fund”).

The Fund’s investment objective is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded equity securities in the Japanese equity market, as measured by the MSCI Japan Index compiled by MSCI Inc. The investment adviser uses a “passive” or index approach to achieve the Fund’s investment objective. The Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The Fund invests in the securities of non-U.S. issuers of a single country. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

16	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Fund does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Fund in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. The fair value measurement of Level 3 Prices does

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES® , INC.

not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of August 31, 2010, the value of each of the Fund’s investments was classified as a Level 1 Price. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, generally are declared and paid at least semi-annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

As of August 31, 2010, the tax year-end of the Fund, the components of net accumulated losses on a tax basis consisted of undistributed ordinary income of $3,436,133, unrealized depreciation of $1,610,956,895, and capital and other losses of $578,810,835, for net accumulated losses of $2,186,331,597.

For the years ended August 31, 2010 and August 31, 2009, the tax characterization of distributions paid for the Fund represents ordinary income. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for the Fund.

18	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

FEDERAL INCOME TAXES

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2010.

From November 1, 2009 to August 31, 2010, the Fund incurred net realized capital losses of $130,604,505. As permitted by tax regulations, the Fund has elected to defer those losses and treat them as arising in the year ending August 31, 2011.

As of August 31, 2010, the tax year-end of the Fund, the Fund had tax basis net capital loss carryforwards of $3,621,148, $5,594,562, $8,733,802, $68,122,871, $27,817,841, $44,443,527, $116,295,478 and $173,577,101 expiring in 2011, 2012, 2013, 2014, 2015, 2016, 2017 and 2018, respectively. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

The Fund reclassifies at the end of its tax year certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset value per share.

As of August 31, 2010, the cost of investments for federal income tax purposes was $5,575,992,291. Net unrealized depreciation was $1,611,121,372, of which $63,042,191 represented gross unrealized appreciation on securities and $1,674,163,563 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of August 31, 2010, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Fund’s financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A., and certain affiliated companies to BlackRock, Inc. (“BlackRock,” and such sale, the “Transaction”). BTC is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Under the 1940 Act, upon completion of the Transaction on December 1, 2009, the Fund’s investment advisory agreement with BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, was automatically terminated. The Board and shareholders of the Fund approved a new investment advisory agreement with BFA. The investment advisory fee rates and expense arrangements for the Fund remained the same after the Transaction.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® , INC.

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for all expenses (“Covered Expenses”) of the Company, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC to serve as securities lending agent for the Fund, subject to applicable conditions. BTC is an affiliate of BFA, the Fund’s investment adviser. As securities lending agent, BTC receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended August 31, 2010, BTC earned securities lending agent fees from the Fund of $404,958.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statement of Operations.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2010 aggregated $272,995,182 and $304,640,625, respectively.

In-kind purchases and sales (see Note 4) for the year ended August 31, 2010 aggregated $1,365,072,841 and $3,129,948,959, respectively.

4. CAPITAL SHARE TRANSACTIONS

The Company issues and redeems capital shares of the Fund only in aggregations of a specified number of shares (each, a “Creation Unit”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

20	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

5. LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of August 31, 2010, the Fund had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of August 31, 2010 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities. Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Japan Index Fund, a portfolio of the iShares MSCI Series (the “Fund”), at August 31, 2010, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2010

22	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® , INC.

For the fiscal year ended August 31, 2010, the Fund earned foreign source income of $94,417,959 and paid foreign taxes of $6,486,978 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $77,025,449 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2010.

In February 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2010. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	23

Supplemental Information (Unaudited)

iSHARES® , INC.

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund is listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years through the date of the most recent calendar quarter-end.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

24	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® , INC.

iShares MSCI Japan Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.14%
Greater than 5.5% and Less than 6.0%	1	0.07
Greater than 5.0% and Less than 5.5%	2	0.14
Greater than 4.5% and Less than 5.0%	3	0.22
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	8	0.58
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	14	1.01
Greater than 2.0% and Less than 2.5%	19	1.37
Greater than 1.5% and Less than 2.0%	45	3.26
Greater than 1.0% and Less than 1.5%	99	7.16
Greater than 0.5% and Less than 1.0%	225	16.28
Between 0.5% and –0.5%	591	42.79
Less than –0.5% and Greater than –1.0%	146	10.56
Less than –1.0% and Greater than –1.5%	87	6.30
Less than –1.5% and Greater than –2.0%	54	3.91
Less than –2.0% and Greater than –2.5%	26	1.88
Less than –2.5% and Greater than –3.0%	17	1.23
Less than –3.0% and Greater than –3.5%	11	0.80
Less than –3.5% and Greater than –4.0%	6	0.43
Less than –4.0% and Greater than –4.5%	6	0.43
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0% and Greater than –5.5%	4	0.29
Less than –5.5%	5	0.36

	1,382	100.00%

SUPPLEMENTAL INFORMATION	25

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares, Inc., iShares Trust, BlackRock Funds III (formerly, Barclays Global Investors Funds) and Master Investment Portfolio, each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and, as a result, oversees a total of 214 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (53)	Director (since 2009).

President and Director, BlackRock, Inc.

(since 2006 and 2007, respectively);

Vice Chairman of BlackRock, Inc. and

Head of BlackRock’s Portfolio

Management Group (since its formation

in 1998) and BlackRock’s predecessor

entities (since 1988); Trustee, University

of Pennsylvania (since 2009); Chairman,

Hope & Heroes Children’s Cancer Fund

(since 2002); President of the Board of

Directors, Periwinkle Theatre for Youth

(since 1983).

Trustee of iShares Trust (since 2009); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Director (since 2010); President (since 2007).

Global Chief Executive Officer of

iShares, BTC (since 2010); Managing

Director, BTC (since 2009); Head of

Americas iShares, Barclays Global

Investors (“BGI”) (2007-2009); Director

and Chief Financial Officer of Barclays

Global Investors International, Inc.

(2005-2009); Chief Operating Officer of

the Intermediary Investor and Exchange

Traded Products Business of BGI

(2003-2007).

Trustee of iShares Trust (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

26	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (71)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2002); Independent Chairman of iShares Trust (since 2010); Director of Continental Airlines Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

Darrell Duffie (56)	Director (since 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Trustee of iShares Trust (since 2008); Director of Moody’s Corp. (since 2008).

Cecilia H. Herbert (61)	Director (since 2005).	Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School; Chair of Investment Committee, Archdiocese of San Francisco (1994-2005).	Trustee of iShares Trust (since 2005); Director, Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (67)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005).

John E. Martinez (49)	Director (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Trustee of iShares Trust (since 2003); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).

DIRECTOR AND OFFICER INFORMATION	27

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (55)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007).

28	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (53)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (43)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (47)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (45)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

DIRECTOR AND OFFICER INFORMATION	29

Notes:

30	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	31

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares Russell Domestic Index Funds	Trading Symbol
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC

iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS

iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL

iShares Dow Jones Domestic Index Fund
iShares Dow Jones U.S.	IYY

iShares MSCI Domestic Index Fund
iShares MSCI USA	EUSA

iShares MSCI Socially Responsible Index Funds
iShares MSCI KLD 400 Social	DSI
iShares MSCI USA ESG Select Social	KLD

iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

iShares Domestic Specialty Index Funds	Trading Symbol
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY

iShares North American Sector/Subsector Index Funds
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia Networking	IGN
iShares S&P North American Technology- Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE

iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU

iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration & Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB

iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL

iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

32	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

iShares International Country Index Funds	Trading Symbol
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Brazil Small Cap	EWZS
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI China Small Cap	ECNS
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares S&P India Nifty 50	INDY
iShares MSCI Indonesia Investable Market	EIDO
iShares MSCI Ireland Capped Investable Market	EIRL
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI New Zealand Investable Market	ENZL
iShares MSCI All Peru Capped	EPU
iShares MSCI Philippines Investable Market	EPHE
iShares MSCI Poland Investable Market	EPOL
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU

iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF

iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

iShares Target Date Index Funds	Trading Symbol
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV

iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK

iShares International/Global Sector Index Funds
iShares MSCI ACWI ex US Consumer Discretionary Sector	AXDI
iShares MSCI ACWI ex US Consumer Staples Sector	AXSL
iShares MSCI ACWI ex US Energy Sector	AXEN
iShares MSCI ACWI ex US Financials Sector	AXFN
iShares MSCI ACWI ex US Health Care Sector	AXHE
iShares MSCI ACWI ex US Industrials Sector	AXID
iShares MSCI ACWI ex US Information Technology Sector	AXIT
iShares MSCI ACWI ex US Materials Sector	AXMT
iShares MSCI ACWI ex US Telecommunication Services Sector	AXTE
iShares MSCI ACWI ex US Utilities Sector	AXUT
iShares MSCI Emerging Markets Financials Sector	EMFN
iShares MSCI Emerging Markets Materials Sector	EMMT
iShares MSCI Europe Financials Sector	EUFN
iShares MSCI Far East Financials Sector	FEFN
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI

iShares International/Global Theme Based and Specialty Index Funds
iShares Dow Jones International Select Dividend	IDV
iShares S&P Emerging Markets Infrastructure	EMIF
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD

iShares U.S. Multisector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI
iShares 10+ Year Government/Credit	GLJ

iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

THE iSHARES FAMILY OF FUNDS	33

The iShares® Family of Funds (Continued)

iShares U.S. Credit Bond Funds	Trading Symbol
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares 10+ Year Credit	CLY
iShares iBoxx $ High Yield Corporate	HYG

iShares AMT-Free Municipal Bond Funds	Trading Symbol
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF
iShares 2012 S&P AMT-Free Municipal Series	MUAA
iShares 2013 S&P AMT-Free Municipal Series	MUAB
iShares 2014 S&P AMT-Free Municipal Series	MUAC
iShares 2015 S&P AMT-Free Municipal Series	MUAD
iShares 2016 S&P AMT-Free Municipal Series	MUAE
iShares 2017 S&P AMT-Free Municipal Series	MUAF

iShares U.S. Securitized Bond Fund
iShares Barclays MBS	MBB

iShares International Bond Funds
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

The iShares Funds that are registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 as iShares, Inc. and iShares Trust (“Funds”) are distributed in the U.S. by SEI Investments Distribution Co. (“SEI”). iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. The Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, JPMorgan Chase & Co., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Russell Investment Group or Standard & Poor’s, nor are they sponsored, endorsed or issued by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Developed Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2010 Annual Report.

iS-3594-1010

34	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.

2.   From the main page, select the first letter of your brokerage firm’s name.

3.   Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.   Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a monthly basis on the Fund’s website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2010 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-81-0810

2010 ANNUAL REPORT TO SHAREHOLDERS

iSHARES® MSCI SERIES

AUGUST 31, 2010

»  Would you prefer to receive materials like this electronically?

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iShares MSCI Emerging Markets Index Fund  |  EEM  |  NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS INDEX FUND

Performance as of August 31, 2010

Average Annual Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Inception to 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
14.97%	15.05%	18.02%	11.02%	10.87%	12.38%	20.44%	20.37%	20.76%

Cumulative Total Returns

Year Ended 8/31/10			Five Years Ended 8/31/10			Inception to 8/31/10

NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
14.97%	15.05%	18.02%	68.66%	67.51%	79.22%	296.14%	294.59%	303.73%

Total returns for the period since inception are calculated from the inception date of the Fund (4/7/03). “Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/11/03), the NAV of the Fund is used as a proxy for the Market Price to calculated market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The performance shown in the table(s) and chart(s) above assumes reinvestment of all dividends and capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	1

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

PORTFOLIO ALLOCATION As of 8/31/10
Sector/Investment Type	Percentage of Net Assets
Financial	24.70%

Energy	13.39

Basic Materials	12.67

Communications	10.67

Technology	8.99

Industrial	8.25

Consumer Cyclical	7.40

Consumer Non-Cyclical	6.72

Utilities	3.51

Diversified	2.77

Exchange-Traded Funds	0.44

Short-Term and Other Net Assets	0.49

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/10
Security	Percentage of Net Assets
Samsung Electronics Co. Ltd. SP GDR (South Korea)	2.39%

China Mobile Ltd. (China)	1.87

OAO Gazprom SP ADR (Russia)	1.65

Petroleo Brasileiro SA Preferred SP ADR (Brazil)	1.59

Itau Unibanco Holding SA SP ADR (Brazil)	1.51

Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR (Taiwan)	1.50

Vale SA Class A Preferred SP ADR (Brazil)	1.50

HDFC Bank Ltd. SP ADR (India)	1.43

Banco Bradesco SA Preferred SP ADR (Brazil)	1.39

Infosys Technologies Ltd. SP ADR (India)	1.33

TOTAL	16.16%

The iShares MSCI Emerging Markets Index Fund (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets IndexSM (the “Index”). The Index is designed to measure equity market performance in the global emerging markets. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month period ended August 31, 2010 (the “reporting period”), the total return for the Fund was 14.97%, while the total return for the Index was 18.02%.

Stock markets around the world delivered mixed results during the reporting period. Underlying the uneven stock market performance was an environment of generally improving economic conditions and rising investor confidence, followed by investor uncertainty and market declines. As the reporting period began, the global financial crisis abated, while expansive monetary and fiscal measures employed by governments around the world appeared to help the global economic recovery gain momentum. However, as the reporting period progressed, stock markets reversed course. Emerging market economies performed well in comparison to their developed market counterparts. While many emerging market economies posted GDP growth approaching – and sometimes exceeding – 10%, developed economies such as the U.S., Europe and Japan struggled to reach 3%.

Taiwan posted 13.7% and 12.5% GDP growth in the first and second quarters of 2010, respectively, versus the year ago periods. China also reached double-digit GDP growth, while South Korea’s economy saw GDP advance between 7% and 8% during the first half of 2010, as government officials declared that the country’s economy had recovered to pre-recession levels. Reflecting this economic buoyancy, Asia currencies generally strengthened against the U.S. dollar. For example, the yuan, controlled by the People’s Bank of China, has continued to increase in value since the central bank ended fixed exchange rates in June. Meanwhile, China has strengthened its commercial ties to South Africa, signing trade agreements in mining, finance and nuclear energy during the reporting period. China’s booming demand for natural resources has elevated South Africa’s economy.

In contrast, India, among the earliest countries to emerge from the global economic downturn, posted 8.8% economic growth in the second quarter of 2010, its best performance in more than two years. However, the Reserve Bank of India raised interest rates four times

2	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

in an attempt to control inflation, which hovered around 10% during the period. Another country that has struggled with inflation is Russia, particularly due to a summer heat wave that sparked wildfires which destroyed crops and led to food shortages. Russia’s central bank left interest rates at 7.75% for the third month in a row, after being reduced 14 times to aid Russia’s economy. Brazil, Latin America’s largest economy, posted an 8.8% growth in GDP during the second quarter of 2010 versus the year ago period. However, the central bank kept short-term interest rates at 10.75% to fight rising prices.

In this environment, nine of the Fund’s top ten holdings as of August 31, 2010 recorded gains for the reporting period, led by Brazilian mining company Vale SA, technology service firm Infosys Technologies Ltd. and HDFC Bank Ltd., both of which are based in India. Only one top ten holding, global energy firm Petroleo Brasileiro SA from Brazil, posted a loss.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	3

Shareholder Expenses (Unaudited)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other Funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2010 to August 31, 2010.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (3/1/10)	Ending Account Value (8/31/10)	Annualized Expense Ratio	Expenses Paid During Period[a] (3/1/10 to 8/31/10)
Actual	$1,000.00	$1,037.80	0.70%	$3.60
Hypothetical (5% return before expenses)	1,000.00	1,021.70	0.70	3.57

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days).

4	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Security	Shares	Value
COMMON STOCKS – 91.38%

BRAZIL – 8.28%
ALL – America Latina Logistica SA	4,428,500	$40,877,685
B2W Companhia Global do Varejo	482,500	7,702,614
Banco do Brasil SA	7,076,474	114,905,202
Banco Santander (Brasil) SA	732,900	9,318,207
Banco Santander (Brasil) SA SP ADR	6,098,131	76,714,488
BM&F Bovespa SA	23,647,100	172,572,126
BR Malls Participacoes SA	956,300	14,993,728
BRF – Brasil Foods SA	2,681,700	36,006,748
BRF – Brasil Foods SA SP ADR[a]	3,030,386	40,879,907
Brookfield Incorporacoes SA	1,636,200	8,451,764
Centrais Eletricas Brasileiras SA	680,600	8,292,381
Centrais Eletricas Brasileiras SA SP ADR	1,246,589	15,407,840
Cielo SA	4,554,300	38,948,944
Companhia de Concessoes Rodoviarias	1,495,200	34,354,776
Companhia de Saneamento Basico do Estado de Sao Paulo SP ADR[a]	756,045	28,729,710
Companhia Siderurgica Nacional SA SP ADR	10,515,986	162,471,984
Cosan SA Industria e Comercio	693,200	9,046,636
CPFL Energia SA	63,600	1,470,384
CPFL Energia SA SP ADR[a]	383,955	27,368,312
Cyrela Brazil Realty SA	3,311,300	41,213,078
Duratex SA	1,182,600	12,001,642
EDP Energias do Brasil SA	297,800	6,365,359
Empresa Brasileira de Aeronautica SA SP ADR	4,400,122	109,079,024
Fibria Celulose SA SP ADR[a,b]	4,481,265	68,384,104

Security	Shares	Value
Gafisa SA SP ADR[a]	2,433,046	$33,503,043
Hypermarcas SAb	2,012,000	26,533,003
Itau Unibanco Holding SA SP ADR	27,855,122	600,834,982
JBS SA	6,351,965	26,980,324
LLX Logistica SAb	1,599,300	8,115,266
Localiza Rent A Car SA	408,100	5,700,533
Lojas Renner SA	1,242,000	40,150,175
Marfrig Alimentos SA	838,800	8,129,992
MMX Mineracao e Metalicos SAb	1,983,500	14,192,494
MRV Engenharia e Participacoes SA	2,150,200	17,959,708
Multiplan Empreendimentos Imobiliarios SA	196,900	3,738,288
Natura Cosmeticos SA	1,117,100	26,941,093
OGX Petroleo e Gas Participacoes SAb	16,095,100	191,605,056
PDG Realty SA Empreendimentos e Participacoes	5,650,300	58,115,346
Petroleo Brasileiro SA SP ADR	15,569,961	519,258,199
Porto Seguro SA	268,600	3,277,197
Redecard SA	2,558,400	35,007,611
Rossi Residencial SA	1,489,300	12,872,538
Souza Cruz SA	315,800	14,575,108
SulAmerica SA	264,200	2,583,329
TAM SA SP ADR[a]	1,222,513	24,107,956
Tele Norte Leste Participacoes SA	266,300	4,623,185
TIM Participacoes SA SP ADR	285,106	8,151,181
Tractebel Energia SA	455,100	6,027,522
Usinas Siderurgicas de Minas Gerais SA	578,100	15,207,693
Vale SA SP ADR	17,706,203	473,640,930
Vivo Participacoes SA SP ADR	985,106	23,642,544

		3,291,030,939

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Security	Shares	Value

CHILE – 1.94%
AES Gener SA	1,091,034	$603,417
Banco Santander (Chile) SA SP ADR	2,874,974	248,167,756
CAP SA	35,280	1,396,741
Cencosud SA	561,267	3,366,597
Colbun SA	2,720,480	757,177
Compania Cervecerias Unidas SA	49,588	577,121
Empresa Nacional de Electricidad SA	1,099,521	1,892,143
Empresa Nacional de Electricidad SA SP ADR	52,463	2,692,926
Empresa Nacional de Telecomunicaciones SA	49,473	795,269
Empresas CMPC SA	13,635	624,120
Empresas Copec SA	101,504	1,766,955
Enersis SA SP ADR	8,795,957	193,511,054
LAN Airlines SA SP ADR[a]	4,624,407	123,656,643
S.A.C.I. Falabella SA	264,600	2,202,841
Sociedad Quimica y Minera de Chile SA Series B SP ADR	4,456,610	190,074,416
Vina Concha y Toro SA	134,064	312,083

		772,397,259

CHINA – 18.45%
Agile Property Holdings Ltd.[a]	44,160,000	51,605,631
Agricultural Bank of China Ltd. Class Hb	164,494,000	74,438,373
Air China Ltd. Class Hb	49,862,000	53,204,936
Alibaba.com Ltd.[a]	13,843,000	27,015,072
Aluminum Corp. of China Ltd. Class Ha,b	45,974,000	36,526,235
Angang New Steel Co. Ltd. Class Ha	28,389,320	40,146,882
Anhui Conch Cement Co. Ltd. Class H	8,424,000	29,944,540
Anta Sports Products Ltd.[a]	11,196,402	22,944,096
Bank of China Ltd. Class H	683,665,000	343,656,252

Security	Shares	Value
Bank of Communications Co. Ltd. Class Ha	94,858,000	$100,607,894
BBMG Corp. Class H	10,153,000	13,052,645
Beijing Capital International Airport Co. Ltd. Class H	30,646,000	14,813,777
Beijing Enterprises Holdings Ltd.	8,010,000	56,533,907
Belle International Holdings Ltd.	41,147,000	71,835,992
BYD Co. Ltd. Class Ha	4,988,500	28,731,092
Chaoda Modern Agriculture (Holdings) Ltd.[a]	14,643,942	10,919,183
China Agri-Industries Holdings Ltd.[a]	28,390,000	34,527,145
China BlueChemical Ltd. Class H	4,722,000	3,071,713
China CITIC Bank Class H	27,501,000	17,854,348
China Coal Energy Co. Class H	44,176,000	62,244,515
China Communications Construction Co. Ltd. Class H	53,788,000	47,574,910
China Communications Services Corp. Ltd. Class H	828,000	413,015
China Construction Bank Corp. Class H	539,907,000	445,613,284
China COSCO Holdings Co. Ltd. Class Ha,b	44,140,000	45,907,643
China Dongxiang (Group) Co. Ltd.	36,411,000	19,192,016
China Everbright Ltd.	39,206,000	86,491,606
China High Speed Transmission Equipment Group Co. Ltd.	12,159,000	27,105,105
China Life Insurance Co. Ltd.	8,494,726	6,894,639
China Life Insurance Co. Ltd. Class H	95,526,000	364,738,986

6	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Security	Shares	Value
China Longyuan Power Group Corp. Ltd. Class Ha,b	10,012,000	$10,104,030
China Mengniu Dairy Co. Ltd.	16,095,000	44,487,047
China Merchants Bank Co. Ltd. Class Ha	45,324,542	116,829,346
China Merchants Holdings (International) Co. Ltd.	15,482,000	52,246,899
China Minsheng Banking Corp. Ltd. Class H	23,994,200	21,808,703
China Mobile Ltd.	73,119,500	744,026,281
China National Building Material Co. Ltd. Class Ha	24,320,000	44,459,780
China Oilfield Services Ltd. Class H	6,898,000	8,823,693
China Overseas Land & Investment Ltd.	55,718,960	118,909,139
China Pacific Insurance (Group) Co. Ltd. Class H	2,474,200	8,890,389
China Petroleum & Chemical Corp. Class H	238,098,000	188,556,106
China Railway Construction Corp. Ltd. Class H	22,443,500	28,622,423
China Railway Group Ltd. Class H	39,349,000	28,632,171
China Resources Enterprise Ltd.[a]	26,864,000	111,897,358
China Resources Land Ltd.[a]	52,820,000	101,042,823
China Resources Power Holdings Co. Ltd.	21,954,999	48,434,503
China Shenhua Energy Co. Ltd. Class H	40,611,500	148,015,173
China Shineway Pharmaceutical Group Ltd.	2,425,000	6,359,838
China Shipping Container Lines Co. Ltd. Class Ha,b	98,184,000	33,828,260

Security	Shares	Value
China Shipping Development Co. Ltd. Class Ha	34,504,000	$45,688,912
China Taiping Insurance Holdings Co. Ltd.[b]	3,619,200	11,236,573
China Telecom Corp. Ltd. Class H	106,182,000	51,326,647
China Travel International Investment Hong Kong Ltd.[a,b]	172,716,951	37,525,442
China Unicom (Hong Kong) Ltd.	55,108,000	75,947,517
China Yurun Food Group Ltd.	13,846,000	50,285,981
China Zhongwang Holdings Ltd.[a]	676,800	400,242
CITIC Pacific Ltd.	26,853,000	54,890,108
CNOOC Ltd.	220,839,000	381,574,361
CNPC (Hong Kong) Ltd.	22,790,000	28,214,656
COSCO Pacific Ltd.	11,854,000	15,605,189
Country Garden Holdings Co. Ltd.[a]	13,690,000	4,100,752
CSR Corp. Ltd.	12,381,000	10,425,603
Datang International Power Generation Co. Ltd. Class Ha	30,658,000	12,139,441
Dongfang Electric Corp. Ltd. Class H	15,588,000	56,812,985
Dongfeng Motor Group Co. Ltd. Class H	40,464,000	62,840,537
Fosun International Ltd.	12,937,500	9,879,636
Franshion Properties (China) Ltd.	14,444,000	4,159,486
Fushan International Energy Group Ltd.[a]	8,522,000	4,459,027
Geely Automobile Holdings Ltd.[a]	51,960,000	17,033,875
Golden Eagle Retail Group Ltd.	8,187,000	21,576,589
GOME Electrical Appliances Holdings Ltd.[b]	102,913,200	31,223,906

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Security	Shares	Value
Greentown China Holdings Ltd.	9,331,000	$10,004,569
Guangdong Investment Ltd.[a]	29,852,110	14,545,156
Guangzhou Automobile Group Co. Ltd. Class Ha,b	36,212,742	42,458,084
Guangzhou R&F Properties Co. Ltd. Class Ha	19,960,800	28,946,175
Hengan International Group Co. Ltd.	9,008,000	79,848,506
Hidili Industry International Development Ltd.	1,470,000	1,203,818
Hopson Development Holdings Ltd.[a]	838,000	978,214
Huabao International Holdings Ltd.	13,703,000	20,012,352
Huaneng Power International Inc. Class H	42,334,000	25,416,183
Industrial and Commercial Bank of China Ltd. Class H	626,104,000	454,777,603
Jiangsu Expressway Co. Ltd. Class H	11,644,000	11,361,826
Jiangxi Copper Co. Ltd. Class Ha	41,922,000	90,974,270
Kingboard Chemical Holdings Co. Ltd.	3,468,000	16,384,779
Lee & Man Paper Manufacturing Ltd.	4,276,000	2,968,490
Lenovo Group Ltd.[a]	96,044,000	55,069,260
Li Ning Co. Ltd.[a]	8,510,000	27,405,734
Longfor Properties Co. Ltd.	14,637,500	16,371,569
Maanshan Iron & Steel Co. Ltd. Class Ha	60,178,000	30,713,719
Metallurgical Corp. of China Ltd. Class Hb	3,765,000	1,636,010
Nine Dragons Paper (Holdings) Ltd.[a]	20,310,000	27,885,942

Security	Shares	Value
Parkson Retail Group Ltd.[a]	9,331,000	$15,498,685
PetroChina Co. Ltd. Class H	252,992,000	274,506,971
PICC Property and Casualty Co. Ltd. Class Ha,b	26,706,000	30,556,457
Ping An Insurance (Group) Co. of China Ltd. Class Hc	20,547,000	169,981,288
Poly (Hong Kong) Investments Ltd.[a]	22,556,458	24,068,728
Renhe Commercial Holdings Co. Ltd.	126,758,000	25,095,754
Semiconductor Manufacturing International Corp.[b]	10,815,000	688,234
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	2,176,000	10,854,124
Shanghai Electric Group Co. Ltd. Class Hb	1,330,000	589,895
Shanghai Industrial Holdings Ltd.	8,193,000	39,919,612
Shimao Property Holdings Ltd.[a]	30,142,000	48,903,007
Shui On Land Ltd.[a]	62,803,450	27,613,010
Sinofert Holdings Ltd.[a,b]	63,064,000	32,835,277
Sino-Ocean Land Holdings Ltd.[a]	62,165,000	43,555,859
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	46,042,000	17,875,791
Sinopharm Group Co. Ltd. Class H	11,396,400	43,440,671
Sinotruk (Hong Kong) Ltd.[a]	3,519,500	3,325,619
Skyworth Digital Holdings Ltd.[a]	4,894,000	2,541,847
Soho China Ltd.[a]	20,221,500	12,946,335
Tencent Holdings Ltd.	11,310,400	206,912,634
Tingyi (Cayman Islands) Holding Corp.	20,890,000	52,799,049

8	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Security	Shares	Value
Tsingtao Brewery Co. Ltd. Class H	3,782,000	$19,886,071
Want Want China Holdings Ltd.	62,712,000	50,711,382
Weichai Power Co. Ltd. Class H	444,000	3,693,103
Wumart Stores Inc. Class H	1,259,000	2,628,548
XinAo Gas Holdings Ltd.	8,882,000	23,807,894
Yanzhou Coal Mining Co. Ltd. Class H	42,174,800	86,534,654
Zhejiang Expressway Co. Ltd. Class H	42,174,000	37,465,108
Zijin Mining Group Co. Ltd. Class H	90,208,000	62,392,369
ZTE Corp. Class Ha	4,277,200	15,891,378

		7,337,408,472

COLOMBIA – 0.55%
Bancolombia SA SP ADR	3,388,156	217,621,260

		217,621,260

CZECH REPUBLIC – 0.81%
Central European Media Enterprises Ltd. Class Ab	23,000	489,892
CEZ AS	5,312,039	223,289,995
Komercni Banka AS	508,200	98,333,188
Telefonica O2 Czech Republic AS	76,499	1,723,239

		323,836,314

EGYPT – 0.45%
Orascom Construction Industries Co. SP GDR[a]	2,830,732	123,702,988
Orascom Telecom Holding SAE SP GDR[a,b,d]	11,907,609	55,132,230

		178,835,218

HUNGARY – 0.84%
Magyar Telekom Telecommunications PLC	4,679,031	14,240,891
MOL Hungarian Oil and Gas Nyrt[b]	1,021,061	94,855,776
OTP Bank Nyrt[a,b]	4,223,452	89,494,403

Security	Shares	Value
Richter Gedeon Nyrt	657,282	$136,369,542

		334,960,612

INDIA – 6.93%
Axis Bank Ltd. SP GDR[d]	1,424,039	40,869,919
Dr. Reddy’s Laboratories Ltd. SP ADR[a]	2,754,086	79,345,218
HDFC Bank Ltd. SP ADR[a]	3,560,024	568,891,835
ICICI Bank Ltd. SP ADR	9,548,928	394,466,216
Infosys Technologies Ltd. SP ADR[a]	9,263,755	530,720,524
Larsen & Toubro Ltd. SP GDR[d]	2,530,292	97,416,242
Mahanagar Telephone Nigam Ltd. SP ADR[a]	1,649,115	4,337,172
Reliance Industries Ltd. SP GDR[a,e]	11,579,754	452,652,584
Satyam Computer Services Ltd. SP ADR[a,b]	4,486,828	20,280,463
Sterlite Industries (India) Ltd. SP ADR	8,650,023	111,412,296
Tata Communications Ltd. SP ADR[a,b]	6,596,019	93,003,868
Tata Motors Ltd. SP ADR[a]	5,785,644	123,870,638
Wipro Ltd. SP ADR[a]	18,619,863	238,892,842

		2,756,159,817

INDONESIA – 2.58%
PT Adaro Energy Tbk	116,035,000	24,401,383
PT Aneka Tambang Tbk	237,124,000	54,458,472
PT Astra Agro Lestari Tbk	4,884,500	10,623,179
PT Astra International Tbk	30,303,500	159,650,979
PT Bank Central Asia Tbk	171,729,500	110,241,406
PT Bank Danamon Indonesia Tbk	39,409,487	23,336,000
PT Bank Mandiri Tbk	102,972,500	67,242,695
PT Bank Negara Indonesia (Persero) Tbk	47,379,000	18,222,692
PT Bank Rakyat Indonesia Tbk	87,324,061	89,885,309
PT Bumi Resources Tbk	331,970,500	60,992,920
PT Gudang Garam Tbk	7,101,500	30,968,356
PT Indo Tambangraya Megah Tbk	4,178,500	18,129,186

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Security	Shares	Value
PT Indocement Tunggal Prakarsa Tbk	2,650,000	$5,176,812
PT Indofood Sukses Makmur Tbk	54,478,000	27,434,964
PT Indosat Tbk	2,655,560	1,293,245
PT International Nickel Indonesia Tbk	17,405,500	8,235,585
PT Perusahaan Gas Negara Tbk	179,926,500	79,657,553
PT Semen Gresik (Persero) Tbk	21,199,500	20,413,465
PT Tambang Batubara Bukit Asam Tbk	4,842,500	9,379,496
PT Telekomunikasi Indonesia Tbk	121,970,000	116,772,607
PT Unilever Indonesia Tbk	3,256,000	5,802,059
PT United Tractors Tbk	40,584,150	82,650,621

		1,024,968,984

MALAYSIA – 2.87%
AirAsia Bhd[b]	24,609,700	13,174,735
Alliance Financial Group Bhd	6,443,600	6,303,667
AMMB Holdings Bhd	30,144,875	54,369,610
Axiata Group Bhd[b]	29,119,500	41,477,993
Berjaya Corp. Bhd	10,881,600	3,294,145
Berjaya Sports Toto Bhd	15,075,100	19,887,805
British American Tobacco (Malaysia) Bhd	1,449,600	20,832,962
Bursa Malaysia Bhd	6,694,600	15,295,726
CIMB Group Holdings Bhd	34,488,700	85,723,072
DiGi.Com Bhd	1,927,800	15,198,054
Gamuda Bhd	38,679,500	42,646,486
Genting Bhd	29,956,800	90,209,761
Genting Malaysia Bhd	54,256,600	52,213,862
Genting Plantations Bhd	3,981,900	9,250,052
Hong Leong Bank Bhd	1,096,400	3,088,500
Hong Leong Financial Group Bhd	578,900	1,603,059
IJM Corp. Bhd	21,525,020	34,227,124
IOI Corp. Bhd	43,686,720	73,086,143
Kuala Lumpur Kepong Bhd	5,279,300	28,531,755

Security	Shares	Value
Lafarge Malayan Cement Bhd	3,130,100	$7,460,812
Malayan Banking Bhd	24,853,300	66,446,533
Malaysian Airline System Bhd[b]	9,862,500	6,756,967
Maxis Communications Bhd	15,895,800	27,251,535
MISC Bhd	6,638,100	18,593,407
MMC Corp. Bhd	12,016,600	9,687,873
Parkson Holdings Bhd	7,486,159	13,120,429
Petronas Dagangan Bhd	1,104,000	3,785,364
Petronas Gas Bhd	2,321,000	7,765,881
PLUS Expressways Bhd	29,601,320	39,617,464
PPB Group Bhd	5,129,100	27,916,138
Public Bank Bhd Foreign	3,616,400	14,036,216
RHB Capital Bhd	3,054,900	6,473,586
Sime Darby Bhd	35,807,673	95,277,176
SP Setia Bhd	11,931,100	16,462,458
Tanjong PLC	2,660,500	18,074,936
Telekom Malaysia Bhd	15,241,100	17,144,204
Tenaga Nasional Bhd	27,990,300	79,025,559
UMW Holdings Bhd	8,219,500	17,286,841
YTL Corp. Bhd	6,996,508	16,409,126
YTL Power International Bhd	30,248,460	21,687,630

		1,140,694,646

MEXICO – 4.26%
Alfa SAB de CV Series A	7,592,000	52,312,474
America Movil SAB de CV Series L	216,119,300	506,076,124
Cemex SAB de CV CPO[a,b]	96,783,169	75,593,180
Coca-Cola FEMSA SAB de CV Class L	24,400	184,405
Desarrolladora Homex SAB de CVb	1,850,000	8,544,635
Fomento Economico Mexicano SAB de CV BD Units	33,936,800	166,671,713
Grupo Aeroportuario del Pacifico SAB de CV Series B	100,300	279,220

10	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Security	Shares	Value
Grupo Bimbo SAB de CV Series A	635,900	$4,375,371
Grupo Carso SAB de CV Series A1	1,849,441	8,209,027
Grupo Elektra SA de CV	41,890	1,344,418
Grupo Financiero Banorte SAB de CV Series Oa	19,932,156	71,919,409
Grupo Financiero Inbursa SAB de CV Series O	294,000	1,089,629
Grupo Mexico SAB de CV Series B	55,969,063	143,902,405
Grupo Modelo SAB de CV Series C	18,601,898	99,103,462
Grupo Televisa SA CPO	36,448,600	135,585,087
Industrias Penoles SAB de CV	1,879,188	39,772,112
Kimberly-Clark de Mexico SAB de CV Series A	13,204,300	76,647,572
Mexichem SAB de CV	337,900	872,371
Telefonos de Mexico SAB de CV Series L	81,253,400	56,734,433
Urbi Desarrollos Urbanos SAB de CVa,b	6,511,300	12,278,891
Wal-Mart de Mexico SAB de CV Series V	103,398,100	231,830,958

		1,693,326,896

PERU – 0.83%
Compania de Minas Buenaventura SA SP ADR	4,999,413	206,675,733
Credicorp Ltd.	403,544	42,473,006
Southern Copper Corp.	2,705,152	81,803,796

		330,952,535

PHILIPPINE ISLANDS – 1.17%
Ayala Corp.	7,413,503	56,385,770
Ayala Land Inc.	63,244,800	22,866,286
Banco de Oro Unibank Inc.	257,000	294,338
Bank of the Philippine Islands	51,804,414	54,819,486
Energy Development Corp.	3,670,000	377,033

Security	Shares	Value
Globe Telecom Inc.	842,360	$14,856,437
Jollibee Foods Corp.[f]	61,761,000	106,202,778
Manila Electric Co.	15,715,362	62,016,089
Metropolitan Bank & Trust Co.	920,140	1,302,315
Philippine Long Distance Telephone Co.	965,920	52,001,249
SM Investments Corp.	3,513,031	36,632,797
SM Prime Holdings Inc.	236,372,820	56,904,568

		464,659,146

POLAND – 1.35%
Asseco Poland SA	602,752	10,562,500
Bank Handlowy w Warszawie SA	326,040	8,070,323
Bank Millennium SAb	4,178,407	5,868,344
Bank Pekao SA	1,399,057	68,326,918
Bank Zachodni WBK SA	221,405	13,218,944
BRE Bank SAb	143,512	11,582,558
Cyfrowy Polsat SA	2,743,170	12,351,086
Getin Holding SAa,b	3,206,263	9,780,317
Globe Trade Centre SAb	1,205,424	8,709,894
Grupa Lotos SAb	658,222	6,234,720
ING Bank Slaski SAb	31,971	8,203,162
Kernel Holding SAb	442,314	8,671,583
KGHM Polska Miedz SA	1,658,862	56,346,964
PBG SA	114,220	8,238,546
Polska Grupa Energetyczna SAb	2,654,234	19,271,165
Polski Koncern Naftowy Orlen SAb	3,764,150	46,514,400
Polskie Gornictwo Naftowe i Gazownictwo SA	18,559,182	20,757,930
Powszechna Kasa Oszczednosci Bank Polski SA	7,481,110	90,567,749
Powszechny Zaklad Ubezpieczen SA	453,397	54,399,284
Tauron Polska Energia SAb	11,029,736	18,820,102
Telekomunikacja Polska SA	8,012,481	43,637,553

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Security	Shares	Value
TVN SA	1,356,770	$7,406,482

		537,540,524

RUSSIA – 5.95%
JSC MMC Norilsk Nickel SP ADR	8,186,099	138,754,378
JSC Polymetal SP GDR[b,d]	463,885	5,506,315
LUKOIL SP ADR	5,581,441	297,490,805
Magnit OJSC SP GDR[d]	3,395,510	72,324,363
Mechel OAO SP ADR	3,564,266	81,087,051
Mobile TeleSystems SP ADR	5,673,958	118,358,764
Novolipetsk Steel SP GDR[d]	2,089,519	60,805,003
OAO Gazprom SP ADR	31,663,765	655,439,936
OAO NovaTek SP GDR[d]	1,284,061	94,250,077
OAO Tatneft SP ADR	4,310,506	128,797,919
OAO TMK SP GDR[b,d]	792,793	12,351,715
OJSC Comstar United Telesystems SP GDR[b]	2,046,893	13,243,398
OJSC Rosneft Oil Co. SP GDR[b,d]	16,585,700	105,153,338
Polyus Gold SP ADR	1,061,599	26,062,255
Rushydro SP ADR[b]	13,350,238	69,421,238
Sberbank GDR[d]	765,409	218,879,228
Sistema JSFC SP GDR[d]	1,140,371	29,364,553
Surgutneftegaz SP ADR	6,600,773	62,047,266
Uralkali SP GDR[d]	2,568,602	59,463,136
VTB Bank OJSC SP GDR[d]	16,123,013	83,194,747
Wimm-Bill-Dann Foods OJSC SP ADR[a]	1,944,712	35,646,571

		2,367,642,056

SOUTH AFRICA – 7.75%
Absa Group Ltd.	1,007,410	16,833,987
African Bank Investments Ltd.	18,749,717	82,363,262
African Rainbow Minerals Ltd.	523,729	10,954,941
Anglo Platinum Ltd.[b]	635,821	52,627,695
AngloGold Ashanti Ltd.	3,417,648	146,607,982
ArcelorMittal South Africa Ltd.	5,114,258	57,135,188

Security	Shares	Value
Aspen Pharmacare Holdings Ltd.[b]	149,937	$1,709,616
Aveng Ltd.	2,879,216	14,833,774
Bidvest Group Ltd.	4,238,890	78,274,998
Discovery Holdings Ltd.	101,419	481,674
Exxaro Resources Ltd.	2,717,139	42,158,341
FirstRand Ltd.	47,892,077	125,513,181
Foschini Ltd.	8,787,678	84,591,416
Gold Fields Ltd.	7,431,781	106,805,245
Growthpoint Properties Ltd.	704,627	1,609,730
Harmony Gold Mining Co. Ltd.	4,465,629	46,292,512
Impala Platinum Holdings Ltd.	6,029,732	142,246,330
Imperial Holdings Ltd.	5,079,361	70,311,868
Investec Ltd.	6,383,676	47,974,397
Kumba Iron Ore Ltd.	714,021	32,456,336
Liberty Holdings Ltd.	1,373,646	13,036,670
Massmart Holdings Ltd.	811,899	13,480,006
MTN Group Ltd.	18,050,491	294,896,677
Murray & Roberts Holdings Ltd.	3,623,749	20,389,192
Naspers Ltd. Class N	5,877,802	237,303,580
Nedbank Group Ltd.	5,163,897	98,268,594
Netcare Ltd.[b]	29,734,694	53,335,593
Northam Platinum Ltd.[a]	491,573	2,682,549
Pick’n Pay Stores Ltd.	8,514,314	51,230,757
Pretoria Portland Cement Co. Ltd.	6,465,255	26,322,965
Redefine Properties Ltd.	718,936	778,809
Remgro Ltd.	1,808,926	24,402,690
Reunert Ltd.	2,655,518	20,698,333
RMB Holdings Ltd.	509,836	2,303,879
Sanlam Ltd.	30,300,995	95,638,703
Sappi Ltd.[b]	1,743,697	8,262,510
Sasol Ltd.	7,569,443	288,225,342
Shoprite Holdings Ltd.	15,061,973	184,605,275
Standard Bank Group Ltd.	14,479,342	205,202,944
Steinhoff International Holdings Ltd.[b]	3,355,619	8,553,115
Telkom South Africa Ltd.	179,376	817,142
Tiger Brands Ltd.	3,215,181	78,791,169

12	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Security	Shares	Value
Truworths International Ltd.	14,984,875	$118,952,572
Vodacom Group (Proprietary) Ltd.	285,432	2,387,323
Woolworths Holdings Ltd.	20,597,674	68,698,475

		3,081,047,337

SOUTH KOREA – 12.80%
AmorePacific Corp.[a]	36,050	33,076,153
Busan Bank	174,940	1,860,443
Celltrion Inc.[a,b]	997,646	17,183,577
Cheil Industries Inc.	417,368	36,379,144
CJ CheilJedang Corp.	77,100	14,308,741
Daegu Bank	143,400	1,668,555
Daelim Industrial Co. Ltd.	172,914	10,874,732
Daewoo Engineering & Construction Co. Ltd.	115,000	947,702
Daewoo International Corp.[a]	156,096	4,342,148
Daewoo Securities Co. Ltd.	636,610	11,708,441
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	971,470	18,880,016
Dongbu Insurance Co. Ltd.	53,730	1,512,543
Dongkuk Steel Mill Co. Ltd.	346,920	6,944,766
Doosan Corp.[a]	304,560	30,483,944
Doosan Heavy Industries & Construction Co. Ltd.	389,966	22,378,564
Doosan Infracore Co. Ltd.[a,b]	873,480	14,061,360
GLOVIS Co. Ltd.	66,500	9,096,672
GS Engineering & Construction Corp.	304,501	21,741,001
GS Holdings Corp.	235,940	9,682,416
Hana Financial Group Inc.	1,541,690	39,670,645
Hanjin Heavy Industries & Construction Co. Ltd.[a]	856,070	20,528,829
Hankook Tire Co. Ltd.	1,018,760	22,135,873
Hanwha Chemical Corp.[a]	425,090	9,520,116
Hanwha Corp.	334,230	12,419,673

Security	Shares	Value
Hite Brewery Co. Ltd.[a]	49,868	$5,407,323
Honam Petrochemical Corp.[a]	57,850	9,023,230
Hynix Semiconductor Inc.[a,b]	4,925,780	86,691,099
Hyosung Corp.	206,618	18,440,342
Hyundai Department Store Co. Ltd.	51,990	5,203,770
Hyundai Development Co.	268,550	6,159,917
Hyundai Engineering & Construction Co. Inc.	763,253	40,744,176
Hyundai Heavy Industries Co. Ltd.[a]	406,510	89,514,255
Hyundai Mipo Dockyard Co. Ltd.	132,220	17,700,651
Hyundai Mobis Co. Ltd.	843,320	152,640,287
Hyundai Motor Co. Ltd.	1,825,318	215,432,894
Hyundai Securities Co. Ltd.	184,970	2,213,962
Hyundai Steel Co.[a]	568,300	51,193,928
Industrial Bank of Korea	270,910	3,276,499
Kangwon Land Inc.	125,500	2,297,710
KB Financial Group Inc. SP ADR	6,529,111	265,995,982
KCC Corp.	6,970	1,732,471
Kia Motors Corp.	2,763,300	70,989,774
Korea Electric Power Corp. SP ADR[b]	20,870,470	256,915,486
Korea Exchange Bank	678,450	7,158,556
Korea Gas Corp.	88,280	3,180,996
Korea Investment Holdings Co. Ltd.	137,560	3,608,526
Korea Life Insurance Co. Ltd.	1,835,490	12,263,137
Korea Zinc Co. Ltd.[a]	60,610	13,472,821
Korean Air Lines Co. Ltd.[b]	387,460	23,559,791
KT Corp. SP ADR[a]	11,093,294	207,111,799
KT&G Corp.[a]	1,386,350	70,537,451
LG Chem Ltd.[a]	494,400	142,270,415
LG Corp.[a]	1,025,711	73,576,734
LG Display Co. Ltd. SP ADR[a]	10,834,706	152,552,660
LG Electronics Inc.[a]	1,002,700	80,624,139

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Security	Shares	Value
LG Household & Health Care Ltd.[a]	92,080	$30,875,102
LG Innotek Co. Ltd.[a]	117,150	12,898,323
LG Uplus Corp.	990,950	6,190,855
Lotte Confectionery Co. Ltd.	2,300	2,365,418
Lotte Shopping Co. Ltd.	54,530	17,670,285
LS Corp.	84,860	8,316,832
LS Industrial Systems Co. Ltd.[a]	127,280	10,255,441
Mirae Asset Securities Co. Ltd.	132,360	6,270,788
NCsoft Corp.[a]	301,635	57,866,419
NHN Corp.[b]	443,035	72,613,544
OCI Co. Ltd.[a]	128,730	39,942,914
POSCO SP ADR[a]	4,324,338	436,585,164
S1 Corp.	109,590	5,301,710
Samsung C&T Corp.[a]	1,386,440	65,222,467
Samsung Card Co. Ltd.	66,780	2,980,007
Samsung Electro- Mechanics Co. Ltd.[a]	779,671	74,136,704
Samsung Electronics Co. Ltd. SP GDR[a,d]	3,026,333	951,781,729
Samsung Engineering Co. Ltd.[a]	241,254	26,562,289
Samsung Fire & Marine Insurance Co. Ltd.	291,530	46,566,015
Samsung Heavy Industries Co. Ltd.	2,036,070	45,259,209
Samsung Life Insurance Co. Ltd.	559,030	50,825,148
Samsung SDI Co. Ltd.[a]	322,010	45,122,763
Samsung Securities Co. Ltd.	219,230	10,605,839
Samsung Techwin Co. Ltd.	565,987	52,165,788
Seoul Semiconductor Co. Ltd.[a]	90,003	2,740,103
Shinhan Financial Group Co. Ltd.	2,610,940	99,960,085
Shinhan Financial Group Co. Ltd. SP ADR	702,105	53,809,327
Shinsegae Co. Ltd.	125,440	60,371,074
SK Broadband Co. Ltd.[b]	230,670	1,019,727

Security	Shares	Value
SK C&C Co. Ltd.	53,700	$4,093,903
SK Energy Co. Ltd.[a]	516,890	54,969,952
SK Holdings Co. Ltd.	154,450	11,852,031
SK Networks Co. Ltd.	304,280	2,504,999
SK Telecom Co. Ltd. SP ADR	11,141,005	178,478,900
S-Oil Corp.[a]	107,240	5,170,133
STX Pan Ocean Co. Ltd.[a]	2,279,800	21,773,050
Tong Yang Securities Inc.	669,960	5,459,596
Woongjin Coway Co. Ltd.[a]	613,750	20,502,700
Woori Finance Holdings Co. Ltd.	1,129,620	12,672,774
Woori Investment & Securities Co. Ltd.	286,320	4,191,272
Yuhan Corp.	70,601	10,482,090

		5,091,329,304

TAIWAN – 10.24%
Acer Inc.	25,974,053	60,893,157
Advanced Semiconductor Engineering Inc.	18,032,645	12,412,431
Advantech Co. Ltd.	1,410,000	3,195,542
Asia Cement Corp.	13,834,753	12,438,062
ASUSTeK Computer Inc.	4,379,400	29,187,797
AU Optronics Corp. SP ADR[a]	21,090,040	181,585,244
Capital Securities Corp.	21,678,914	9,474,458
Catcher Technology Co. Ltd.	3,873,210	8,560,382
Cathay Financial Holding Co. Ltd.	54,109,350	77,868,547
Chang Hwa Commercial Bank Ltd.	4,627,000	2,628,813
Cheng Shin Rubber Industry Co. Ltd.	21,180,893	43,044,145
Cheng Uei Precision Industry Co. Ltd.	3,111,260	5,031,007
Chicony Electronics Co. Ltd.	6,575,600	11,802,991
Chimei Innolux Corp.	36,402,487	37,613,858
China Airlines Ltd.[b]	19,775,000	11,790,675
China Development Financial Holding Corp.	999,900	273,744

14	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Security	Shares	Value
China Steel Corp.	119,400,412	$112,937,269
Chinatrust Financial Holding Co. Ltd.	61,557,720	34,493,385
Chinese Gamer International Corp.	913,000	7,239,246
Chunghwa Picture Tubes Ltd.[b]	1,999,199	308,923
Chunghwa Telecom Co. Ltd. SP ADR	18,093,769	372,188,828
Clevo Co.	7,792,000	16,175,564
CMC Magnetics Corp.[b]	24,861,000	6,084,480
Compal Communications Inc.	7,538,750	5,895,164
Compal Electronics Inc.	35,210,908	39,460,311
Coretronic Corp.	6,819,000	9,132,019
Delta Electronics Inc.	21,252,000	80,605,544
E.Sun Financial Holding Co. Ltd.	1,246,000	558,160
Epistar Corp.	4,388,345	11,315,393
Eternal Chemical Co. Ltd.	3,737,800	3,652,155
EVA Airways Corp.[b]	11,351,000	8,061,286
Evergreen International Storage & Transport Corp.	7,904,000	6,094,425
Evergreen Marine Corp. Ltd.[b]	15,981,000	10,601,119
Everlight Electronics Co. Ltd.	2,067,000	5,310,423
Far Eastern Department Stores Co. Ltd.	13,945,125	13,799,727
Far Eastern New Century Corp.	26,693,842	31,165,315
Far EasTone Telecommunications Co. Ltd.	11,376,000	14,737,591
Farglory Land Development Co. Ltd.	15,066,000	32,545,645
Feng Hsin Iron & Steel Co. Ltd.	5,762,000	8,849,672
First Financial Holding Co. Ltd.	12,306,350	7,107,057
Formosa Chemicals & Fibre Corp.	23,414,000	52,040,857

Security	Shares	Value
Formosa International Hotels Corp.	212,300	$3,406,449
Formosa Petrochemical Corp.	6,564,000	14,732,834
Formosa Plastics Corp.	45,456,000	100,748,455
Formosa Taffeta Co. Ltd.	8,762,000	6,550,849
Foxconn Technology Co. Ltd.	1,778,710	5,097,258
Fubon Financial Holding Co. Ltd.	45,236,121	52,742,996
Giant Manufacturing Co. Ltd.	4,597,000	16,646,438
HannStar Display Corp.[b]	16,360,963	2,998,029
Hon Hai Precision Industry Co. Ltd.	96,624,373	340,842,672
HTC Corp.	10,088,389	184,232,614
Hua Nan Financial Holdings Co. Ltd.	1,204,489	706,886
Inventec Co. Ltd.	13,326,050	6,551,954
KGI Securities Co. Ltd.	51,309,000	21,382,754
Largan Precision Co. Ltd.	1,199,000	21,633,951
Lite-On Technology Corp.	14,480,114	16,679,659
Macronix International Co. Ltd.	42,943,275	22,856,429
MediaTek Inc.	9,877,176	134,587,854
Mega Financial Holding Co. Ltd.	21,957,000	13,263,031
Micro-Star International Co. Ltd.	3,464,000	1,697,721
MiTAC International Corp.	7,403,728	2,750,339
Motech Industries Inc.	3,952,123	15,359,909
Nan Ya Plastics Corp.	43,773,000	84,446,881
Nan Ya Printed Circuit Board Corp.	916,000	2,945,246
Novatek Microelectronics Corp. Ltd.	607,000	1,447,674
Pegatron Corp.[b]	7,562,414	9,466,592
Phison Electronics Corp.	1,419,535	5,694,270
Pixart Imaging Inc.	61,000	282,778
Polaris Securities Co. Ltd.	39,894,000	17,746,441
Pou Chen Corp.	28,594,220	23,074,252
Powertech Technology Inc.	483,000	1,432,384

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Security	Shares	Value
President Chain Store Corp.	6,493,000	$24,018,871
Prime View International Co. Ltd.[b]	8,656,000	12,821,602
Qisda Corp.[b]	12,286,000	6,941,893
Quanta Computer Inc.	19,167,000	29,078,985
Realtek Semiconductor Corp.	648,420	1,281,294
Richtek Technology Corp.	482,150	3,281,161
Ruentex Development Co. Ltd.	9,899,000	15,945,196
Ruentex Industries Ltd.	9,281,000	27,407,835
Shin Kong Financial Holding Co. Ltd.[b]	16,067,345	5,341,738
Siliconware Precision Industries Co. Ltd. SP ADR	25,847,866	115,539,961
Simplo Technology Co. Ltd.	2,872,200	14,031,944
SinoPac Financial Holdings Co. Ltd.	1,614,000	566,820
Synnex Technology International Corp.	14,230,985	29,231,404
Taishin Financial Holdings Co. Ltd.[b]	1,472,970	602,357
Taiwan Business Bank Ltd.[b]	16,416,000	4,765,836
Taiwan Cement Corp.	29,239,190	26,880,632
Taiwan Cooperative Bank Co. Ltd.	13,013,000	8,124,493
Taiwan Fertilizer Co. Ltd.	6,481,000	19,826,996
Taiwan Glass Industrial Corp.	3,505,060	3,391,923
Taiwan Mobile Co. Ltd.	21,376,000	42,039,333
Taiwan Semiconductor Manufacturing Co. Ltd. SP ADR	63,589,025	598,372,725
Tatung Co. Ltd.[b]	63,875,000	10,687,707
Teco Electric and Machinery Co. Ltd.	32,413,000	15,632,792
Transcend Information Inc.	101,000	260,114
Tripod Technology Corp.	2,373,000	8,148,530
TSRC Corp.	7,170,000	10,463,804

Security	Shares	Value
Tung Ho Steel Enterprise Corp.	10,688,000	$9,241,980
U-Ming Marine Transport Corp.	5,007,000	9,675,136
Unimicron Technology Corp.	8,985,000	14,220,500
Uni-President Enterprises Co.	52,656,513	60,901,661
United Microelectronics Corp. SP ADR[a]	94,905,857	243,908,053
Walsin Lihwa Corp.[b]	19,204,000	9,052,269
Wan Hai Lines Ltd.[b]	2,387,000	1,527,549
Winbond Electronics Corp.[b]	1,584,000	399,041
Wintek Corp.[b]	14,572,000	18,104,689
Wistron Corp.	14,454,059	22,605,618
WPG Holdings Co. Ltd.	9,643,966	17,882,612
Yang Ming Marine Transport Corp.	30,031,978	17,812,561
Young Fast Optoelectronics Co. Ltd.	1,339,000	14,128,176
Yuanta Financial Holding Co. Ltd.	38,829,000	22,060,554
Yulon Motor Co. Ltd.	32,452,000	47,309,371

		4,073,681,726
THAILAND – 1.68%
Advanced Information Service PCL Foreign	1,137,900	3,354,251
Advanced Information Service PCL NVDR	1,665,200	4,908,602
Bangkok Bank PCL Foreign	9,493,400	46,412,852
Banpu PCL Foreign	2,711,200	53,019,793
BEC World PCL Foreign	322,200	326,884
BEC World PCL NVDR	1,139,600	1,156,169
Charoen Pokphand Foods PCL Foreign	8,690,400	7,081,170
Charoen Pokphand Foods PCL NVDR	33,339,900	27,166,239
CP All PCL Foreign	3,120,900	3,964,077
CP All PCL NVDR	11,538,600	14,655,995
Glow Energy PCL Foreign	137,400	193,181

16	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Security	Shares	Value
Glow Energy PCL NVDR	2,009,600	$2,825,448
IRPC PCL Foreign	138,979,600	17,852,627
Kasikornbank PCL Foreign	17,516,200	63,807,215
Krung Thai Bank PCL Foreign	66,825,500	30,321,843
PTT Aromatics & Refining PCL Foreign	39,556,386	29,577,231
PTT Chemical PCL Foreign	12,166,468	41,209,318
PTT Exploration and Production PCL Foreign	29,268,500	134,207,693
PTT PCL Foreign	17,016,700	144,094,121
Siam Cement PCL Foreign	2,752,600	27,266,528
Siam Commercial Bank PCL NVDR	2,713,400	8,258,551
Thai Oil PCL NVDR	3,677,700	5,170,756

		666,830,544

TURKEY – 1.65%
Akbank TAS	11,607,160	61,736,159
Anadolu Efes Biracilik ve Malt Sanayii AS	1,193,525	16,066,231
Arcelik AS	174,218	829,392
Asya Katilim Bankasi AS	20,642,407	45,814,785
BIM Birlesik Magazalar ASa	833,830	22,859,283
Coca-Cola Icecek AS	77,113	810,170
Dogan Sirketler Grubu Holdings AS	19,387,008	12,730,322
Enka Insaat ve Sanayi AS	781,156	2,846,814
Eregli Demir ve Celik Fabrikalari TAS[a,b]	10,327,555	29,974,254
Haci Omer Sabanci Holding AS	2,485,414	11,260,987
KOC Holding AS	4,561,801	17,823,045
Migros TAS	1	12
Turk Hava Yollari Anonim Ortakligi[b]	6,070,983	19,135,018
Turk Telekomunikasyon AS	3,198,265	13,230,724
Turkcell Iletisim Hizmetleri AS	6,309,417	39,980,218
Turkiye Garanti Bankasi AS	27,426,901	133,271,435
Turkiye Halk Bankasi AS	1,872,140	15,243,638

Security	Shares	Value
Turkiye Is Bankasi AS	12,499,018	$45,961,324
Turkiye Petrol Rafinerileri AS	1,468,027	33,015,907
Turkiye Vakiflar Bankasi TAO	28,218,621	76,712,254
Yapi ve Kredi Bankasi ASb	18,496,827	55,384,813

		654,686,785

TOTAL COMMON STOCKS
(Cost: $36,620,889,104)		36,339,610,374

PREFERRED STOCKS – 7.69%

BRAZIL – 7.60%
AES Tiete SA	401,200	4,876,755
Banco Bradesco SA SP ADR[a]	31,373,944	553,122,633
Banco do Estado do Rio Grande do Sul SA	475,600	4,197,547
Bradespar SA	1,516,500	31,645,087
Brasil Telecom SA SP ADR[b]	1,610,890	30,977,415
Braskem SA Class A	829,900	7,324,526
Centrais Eletricas Brasileiras SA Class B	579,200	8,374,533
Centrais Eletricas Brasileiras SA Class B SP ADR	310,574	4,549,909
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	18,200	642,310
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A SP ADR[a]	1,270,108	89,441,005
Companhia de Bebidas das Americas SP ADR	2,932,683	324,618,681
Companhia de Transmissao de Energia Eletrica Paulista	119,900	3,404,327
Companhia Energetica de Minas Gerais	704,700	11,249,808
Companhia Energetica de Minas Gerais SP ADR[a]	4,004,322	66,151,399

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Security	Shares	Value
Companhia Energetica de Sao Paulo Class B	677,300	$9,858,587
Companhia Paranaense de Energia Class B	395,800	8,676,707
Companhia Paranaense de Energia Class B SP ADR	591,078	13,145,575
Eletropaulo Metropolitana Electricidade de Sao Paulo SA Class B	530,600	9,983,067
Fertilizantes Fosfatados SAb	233,600	2,254,824
Gerdau SA SP ADR	9,781,077	131,262,053
Gol Linhas Aereas Inteligentes SA SP ADR[a]	1,906,578	25,014,303
Itausa – Investimentos Itau SA	28,108,972	197,120,987
Klabin SA	868,400	2,426,044
Lojas Americanas SA	2,271,300	19,152,500
Metalurgica Gerdau SA	1,533,800	24,634,195
Net Servicos de Comunicacao SA SP ADR[a,b]	3,079,827	39,206,198
Petroleo Brasileiro SA SP ADR	21,444,036	633,885,704
Suzano Bahia Sul Papel e Celulose SA	988,700	8,996,637
Tele Norte Leste Participacoes SA SP ADR	3,414,621	46,302,261
Telemar Norte Leste SA Class A	90,600	2,299,157
TIM Participacoes SA	2,017,500	5,705,294
Ultrapar Participacoes SA	365,900	20,131,332
Usinas Siderurgicas de Minas Gerais SA Class A	2,819,500	70,778,862
Vale SA Class A SP ADR	25,313,800	597,911,956
Vivo Participacoes SA	469,000	11,284,130

		3,020,606,308

SOUTH KOREA – 0.09%
Hyundai Motor Co. Ltd.	8,310	336,171

Security	Shares	Value
Hyundai Motor Co. Ltd. Series 2	168,080	$7,079,856
LG Electronics Inc.	7,470	259,198
Samsung Electronics Co. Ltd.	68,200	30,319,957

		37,995,182

TOTAL PREFERRED STOCKS
(Cost: $2,937,856,766)		3,058,601,490

RIGHTS – 0.00%

BRAZIL – 0.00%
Marfrig Alimentos SAb	396	147

		147

TOTAL RIGHTS
(Cost: $0)		147

EXCHANGE-TRADED FUNDS – 0.44%
iShares MSCI Malaysia Index Fund[a,f]	1,314,976	16,936,891
iShares MSCI South Korea Index Fund[f]	1,623,064	77,566,228
iShares MSCI Taiwan Index Fund[f]	6,577,720	79,919,298

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $176,008,202)		174,422,417

SHORT-TERM INVESTMENTS – 4.45%

MONEY MARKET FUNDS – 4.45%
BlackRock Cash Funds: Institutional,
SL Agency Shares 0.31%[f,g,h]	1,385,091,326	1,385,091,326
BlackRock Cash Funds: Prime,
SL Agency Shares 0.30%[f,g,h]	269,151,577	269,151,577
BlackRock Cash Funds: Treasury,
SL Agency Shares 0.13%[f,g]	113,419,152	113,419,152

		1,767,662,055

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,767,662,055)		1,767,662,055

18	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS INDEX FUND

August 31, 2010

Value

TOTAL INVESTMENTS IN SECURITIES – 103.96%
(Cost: $41,502,416,127)	$41,340,296,483

Other Assets, Less Liabilities – (3.96)%	(1,573,341,619)

NET ASSETS – 100.00%	$39,766,954,864

CPO – Certificates of Participation (Ordinary)

GDR – Global Depositary Receipts

NVDR – Non-Voting Depositary Receipts

SP ADR – Sponsored American Depositary Receipts

SP GDR – Sponsored Global Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	19

Statement of Assets and Liabilities

iSHARES® , INC.

August 31, 2010

iShares MSCI Emerging Markets Index Fund
ASSETS
Investments, at cost:
Unaffiliated issuers	$39,490,061,141
Affiliated issuers (Note 2)	2,012,354,986

Total cost of investments	$41,502,416,127

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated issuers	$39,292,009,233
Affiliated issuers (Note 2)	2,048,287,250

Total fair value of investments	41,340,296,483
Foreign currencies, at value[b]	17,248,560
Receivables:
Investment securities sold	79,833,103
Due from custodian (Note 4)	1,048,890
Dividends and interest	90,859,331

Total Assets	41,529,286,367

LIABILITIES
Payables:
Investment securities purchased	82,786,239
Collateral for securities on loan (Note 5)	1,654,242,903
Foreign taxes (Note 1)	2,299,952
Investment advisory fees (Note 2)	23,002,409

Total Liabilities	1,762,331,503

NET ASSETS	$39,766,954,864

Net assets consist of:
Paid-in capital	$42,492,928,130
Undistributed net investment income	129,955,696
Accumulated net realized loss	(2,693,731,778)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(162,197,184)

NET ASSETS	$39,766,954,864

Shares outstanding[c]	989,550,000

Net asset value per share	$40.19

[a]	Securities on loan with a value of $1,582,543,186. See Note 5.
[b]	Cost of foreign currencies: $17,306,224.
[c]	$0.001 par value, number of shares authorized: 2,000,000,000.

See notes to financial statements.

20	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES®, INC.

Year ended August 31, 2010

iShares MSCI Emerging Markets Index Fund
NET INVESTMENT INCOME
Dividends from unaffiliated issuers[a]	$749,980,468
Dividends from affiliated issuers (Note 2)[b]	5,194,102
Interest from unaffiliated issuers	1,410
Interest from affiliated issuers (Note 2)	75,839
Securities lending income from affiliated issuers (Note 2)	13,414,244

Total investment income	768,666,063

EXPENSES
Investment advisory fees (Note 2)	246,844,312
Foreign taxes (Note 1)	2,747,338

Total expenses	249,591,650
Less investment advisory fees waived (Note 2)	(1,176,450)

Net expenses	248,415,200

Net investment income	520,250,863

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(995,851,472)
Investments in affiliated issuers (Note 2)	12,385,889
In-kind redemptions	2,320,507,709
Foreign currency transactions	(37,560,037)

Net realized gain	1,299,482,089

Net change in unrealized appreciation (depreciation) on:
Investments	2,361,839,545
Translation of assets and liabilities in foreign currencies	(303,340)

Net change in unrealized appreciation (depreciation)	2,361,536,205

Net realized and unrealized gain	3,661,018,294

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,181,269,157

[a]	Net of foreign withholding tax of $103,972,802.
[b]	Net of foreign withholding tax of $685,632.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Emerging Markets Index Fund
	Year ended August 31, 2010	Year ended August 31, 2009
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$520,250,863	$516,988,234
Net realized gain (loss)	1,299,482,089	(496,335,831)
Net change in unrealized appreciation (depreciation)	2,361,536,205	807,907,449

Net increase in net assets resulting from operations	4,181,269,157	828,559,852

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(551,986,882)	(487,478,088)

Total distributions to shareholders	(551,986,882)	(487,478,088)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,614,469,565	18,716,077,957
Cost of shares redeemed	(7,744,918,384)	(9,091,794,756)

Net increase in net assets from capital share transactions	5,869,551,181	9,624,283,201

INCREASE IN NET ASSETS	9,498,833,456	9,965,364,965

NET ASSETS
Beginning of year	30,268,121,408	20,302,756,443

End of year	$39,766,954,864	$30,268,121,408

Undistributed net investment income included in net assets at end of year	$129,955,696	$199,251,752

SHARES ISSUED AND REDEEMED
Shares sold	337,050,000	691,200,000
Shares redeemed	(200,700,000)	(344,700,000)

Net increase in shares outstanding	136,350,000	346,500,000

See notes to financial statements.

22	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Index Fund
	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009	Year ended Aug. 31, 2008[a]	Year ended Aug. 31, 2007[a]	Year ended Aug. 31, 2006[a]
Net asset value, beginning of year	$35.48	$40.07	$44.78	$32.48	$25.97

Income from investment operations:
Net investment income[b]	0.58	0.66	1.10	0.63	0.55
Net realized and unrealized gain (loss)[c]	4.73	(4.66)	(4.64)	12.19	6.29

Total from investment operations	5.31	(4.00)	(3.54)	12.82	6.84

Less distributions from:
Net investment income	(0.60)	(0.59)	(1.17)	(0.52)	(0.33)

Total distributions	(0.60)	(0.59)	(1.17)	(0.52)	(0.33)

Net asset value, end of year	$40.19	$35.48	$40.07	$44.78	$32.48

Total return	14.97%	(9.47)%	(8.36)%	39.86%	26.44%

Ratios/Supplemental data:
Net assets, end of year (000s)	$39,766,955	$30,268,121	$20,302,756	$18,198,371	$11,969,380
Ratio of expenses to average net assets prior to waived fees	0.69%	0.72%	0.72%	0.74%	0.77%
Ratio of expenses to average net assets after waived fees	0.69%	0.72%	0.72%	0.74%	0.77%
Ratio of expenses to average net assets after waived fees and exclusive of foreign taxes	0.68%	0.72%	0.72%	0.74%	0.75%
Ratio of net investment income to average net assets	1.45%	2.32%	2.32%	1.63%	1.77%
Portfolio turnover rate[d]	14%	5%	11%	5%	12%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Notes to Financial Statements

iSHARES® , INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the iShares MSCI Emerging Markets Index Fund (the “Fund”).

The Fund’s investment objective is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded equity securities in global emerging markets, as measured by the MSCI Emerging Markets Index compiled by MSCI Inc. The investment adviser uses a “passive” or index approach to achieve the Fund’s investment objective. The Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The Fund invests in the securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets and the risk of war.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board of Directors of the Company (the “Board”) using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date (a “Level 1 Price”);

24	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a “Level 2 Price”);

•	Level 3 – Inputs that are unobservable for the asset or liability (a “Level 3 Price”).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities. The Fund does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Fund in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Fund in the absence of market information. The fair value measurement of Level 3 Prices does

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® , INC.

not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

As of August 31, 2010, the value of each of the Fund’s investments was classified as a Level 1 Price. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source, and interest income is accrued daily. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2010, if any, are reflected in the Fund’s Statement of Assets and Liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

26	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

As of August 31, 2010, the tax year-end of the Fund, the components of net accumulated losses on a tax basis consisted of undistributed ordinary income of $186,082,382, unrealized depreciation of $632,158,250, and capital and other losses of $2,279,897,398, for net accumulated losses of $2,725,973,266.

For the years ended August 31, 2010 and August 31, 2009, the tax characterization of distributions paid for the Fund represents ordinary income. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for the Fund.

FEDERAL INCOME TAXES

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended August 31, 2010.

From November 1, 2009 to August 31, 2010, the Fund incurred net realized capital losses of $774,139,567. As permitted by tax regulations, the Fund has elected to defer those losses and treat them as arising in the year ending August 31, 2011.

As of August 31, 2010, the tax year-end of the Fund, the Fund had tax basis net capital loss carryforwards of $840,778, $20,296,564, $11,239,258, $29,973,301, $13,844,901, $228,196,854 and $1,201,366,175 expiring in 2012, 2013, 2014, 2015, 2016, 2017 and 2018, respectively. Such losses may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

The Fund reclassifies at the end of its tax year certain amounts to paid-in-capital from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions. These reclassifications have no effect on net assets or net asset value per share.

As of August 31, 2010, the cost of investments for federal income tax purposes was $41,972,377,193. Net unrealized depreciation was $632,080,710, of which $3,883,149,246 represented gross unrealized appreciation on securities and $4,515,229,956 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of August 31, 2010, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Fund’s financial statements.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A., and certain affiliated companies to BlackRock, Inc. (“BlackRock,” and such sale, the “Transaction”). BTC is a wholly-owned subsidiary of BlackRock.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® , INC.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Under the 1940 Act, upon completion of the Transaction on December 1, 2009, the Fund’s investment advisory agreement with BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, was automatically terminated. The Board and shareholders of the Fund approved a new investment advisory agreement with BFA. The investment advisory fee rates and expense arrangements for the Fund remained the same after the Transaction.

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for all expenses (“Covered Expenses”) of the Company, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares Funds as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion

BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through June 30, 2012 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares Funds.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC to serve as securities lending agent for the Fund, subject to applicable conditions. BTC is an affiliate of BFA, the Fund’s investment adviser. As securities lending agent, BTC receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended August 31, 2010, BTC earned securities lending agent fees from the Fund of $8,171,633.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in interest from affiliated issuers in the Statement of Operations.

The Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest in shares of other iShares Funds that invest in securities in the Fund’s underlying index. As of August 31, 2010, the Fund held shares of the iShares MSCI Malaysia, iShares MSCI South Korea and iShares MSCI Taiwan Index Funds.

28	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® , INC.

Investments in issuers considered to be an affiliate of the Fund (excluding short-term investments) during the year ended August 31, 2010, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Dividend Income		Net Realized Gain
iShares MSCI Malaysia Index Fund	1,159	439	(283)	1,315	$16,936,891	$329,052		$1,238,113
iShares MSCI South Korea Index Fund	1,318	648	(343)	1,623	77,566,228	613,344		3,892,695
iShares MSCI Taiwan Index Fund	6,426	1,684	(1,532)	6,578	79,919,298	1,509,178		2,555,820
Jollibee Foods Corp.	68,446	12,706	(19,391)	61,761	106,202,778	2,742,528	[a]	4,699,261

					$280,625,195	$5,194,102		$12,385,889

[a]	Net of foreign withholding tax of $685,632.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2010 aggregated $10,781,294,306 and $5,111,736,289, respectively.

In-kind purchases and sales (see Note 4) for the year ended August 31, 2010 aggregated $7,241,238,259 and $7,103,391,939, respectively.

4. CAPITAL SHARE TRANSACTIONS

The Company issues and redeems capital shares of the Fund only in aggregations of a specified number of shares (each, a “Creation Unit”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in the Fund’s underlying index and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® , INC.

5. LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates; such reinvestments are subject to investment risk.

As of August 31, 2010, the Fund had loaned securities which were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of the securities on loan as of August 31, 2010 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities. Securities lending income, as disclosed in the Fund’s Statement of Operations, represents the income earned from the investment of the cash collateral, plus any fees paid by borrowers and less the fees paid to BTC as securities lending agent which are subject to adjustments pursuant to the securities lending agreement.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

30	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Emerging Markets Index Fund, a portfolio of the iShares MSCI Series (the “Fund”), at August 31, 2010, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

Tax Information (Unaudited)

iSHARES® , INC.

For corporate shareholders, 0.78% of the income dividends paid by the Fund during the fiscal year ended August 31, 2010 qualified for the dividends-received deduction.

For the fiscal year ended August 31, 2010, the Fund earned foreign source income of $852,899,239 and paid foreign taxes of $107,681,891 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $551,986,882 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2010.

In February 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2010. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

32	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® , INC.

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund is listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years through the date of the most recent calendar quarter-end.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Emerging Markets Index Fund

Period Covered: January 1, 2005 through June 30, 2010

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	4	0.29%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	27	1.95
Greater than 1.0% and Less than 1.5%	63	4.56
Greater than 0.5% and Less than 1.0%	262	18.96
Between 0.5% and -0.5%	695	50.29
Less than -0.5% and Greater than -1.0%	164	11.87
Less than -1.0% and Greater than -1.5%	82	5.93
Less than -1.5% and Greater than -2.0%	36	2.60
Less than -2.0% and Greater than -2.5%	12	0.87
Less than -2.5% and Greater than -3.0%	3	0.22
Less than -3.0% and Greater than -3.5%	4	0.29
Less than -3.5% and Greater than -4.0%	1	0.07
Less than -4.0% and Greater than -4.5%	4	0.29
Less than -4.5%	3	0.22

	1,382	100.00%

SUPPLEMENTAL INFORMATION	33

Director and Officer Information (Unaudited)

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

iShares, Inc., iShares Trust, BlackRock Funds III (formerly, Barclays Global Investors Funds) and Master Investment Portfolio, each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director of iShares, Inc. also serves as a Trustee for iShares Trust and, as a result, oversees a total of 214 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-474-2737.

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (53)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); Chairman, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of BlackRock, Inc. (since 2007).

Michael Latham[b] (45)	Director (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Trustee of iShares Trust (since 2010).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

34	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
George G.C. Parker (71)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2002); Independent Chairman of iShares Trust (since 2010); Director of Continental Airlines Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

Darrell Duffie (56)	Director (since 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Trustee of iShares Trust (since 2008); Director of Moody’s Corp. (since 2008).

Cecilia H. Herbert (61)	Director (since 2005).	Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School; Chair of Investment Committee, Archdiocese of San Francisco (1994-2005).	Trustee of iShares Trust (since 2005); Director, Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (67)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).

John E. Kerrigan (55)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005).

John E. Martinez (49)	Director (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Trustee of iShares Trust (since 2003); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).

DIRECTOR AND OFFICER INFORMATION	35

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

Robert H. Silver (55)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007).

36	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Unaudited) (Continued)

iSHARES® , INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (53)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).

Patrick O’Connor (43)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (47)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).

Lee Sterne (45)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).

Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

DIRECTOR AND OFFICER INFORMATION	37

Notes:

38	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	39

The iShares® Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares Fund. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

iShares Russell Domestic Index Funds	Trading Symbol
iShares Russell 3000	IWV
iShares Russell 3000 Growth	IWZ
iShares Russell 3000 Value	IWW
iShares Russell Top 200	IWL
iShares Russell Top 200 Growth	IWY
iShares Russell Top 200 Value	IWX
iShares Russell 1000	IWB
iShares Russell 1000 Growth	IWF
iShares Russell 1000 Value	IWD
iShares Russell Midcap	IWR
iShares Russell Midcap Growth	IWP
iShares Russell Midcap Value	IWS
iShares Russell 2000	IWM
iShares Russell 2000 Growth	IWO
iShares Russell 2000 Value	IWN
iShares Russell Microcap	IWC

iShares S&P Domestic Index Funds
iShares S&P 1500	ISI
iShares S&P 100	OEF
iShares S&P 500	IVV
iShares S&P 500 Growth	IVW
iShares S&P 500 Value	IVE
iShares S&P MidCap 400	IJH
iShares S&P MidCap 400 Growth	IJK
iShares S&P MidCap 400 Value	IJJ
iShares S&P SmallCap 600	IJR
iShares S&P SmallCap 600 Growth	IJT
iShares S&P SmallCap 600 Value	IJS

iShares Morningstar Domestic Index Funds
iShares Morningstar Large Core	JKD
iShares Morningstar Large Growth	JKE
iShares Morningstar Large Value	JKF
iShares Morningstar Mid Core	JKG
iShares Morningstar Mid Growth	JKH
iShares Morningstar Mid Value	JKI
iShares Morningstar Small Core	JKJ
iShares Morningstar Small Growth	JKK
iShares Morningstar Small Value	JKL

iShares Dow Jones Domestic Index Fund
iShares Dow Jones U.S.	IYY

iShares MSCI Domestic Index Fund
iShares MSCI USA	EUSA

iShares MSCI Socially Responsible Index Funds
iShares MSCI KLD 400 Social	DSI
iShares MSCI USA ESG Select Social	KLD

iShares NYSE Domestic Index Funds
iShares NYSE Composite	NYC
iShares NYSE 100	NY

iShares Domestic Specialty Index Funds	Trading Symbol
iShares S&P U.S. Preferred Stock	PFF
iShares Dow Jones Select Dividend	DVY

iShares North American Sector/Subsector Index Funds
iShares S&P North American Technology Sector	IGM
iShares S&P North American Technology-Multimedia Networking	IGN
iShares S&P North American Technology- Semiconductors	IGW
iShares S&P North American Technology-Software	IGV
iShares S&P North American Natural Resources Sector	IGE

iShares Domestic Sector Index Funds
iShares Dow Jones U.S. Basic Materials Sector	IYM
iShares Dow Jones U.S. Consumer Goods Sector	IYK
iShares Dow Jones U.S. Consumer Services Sector	IYC
iShares Dow Jones U.S. Energy Sector	IYE
iShares Dow Jones U.S. Financial Sector	IYF
iShares Dow Jones U.S. Healthcare Sector	IYH
iShares Dow Jones U.S. Industrial Sector	IYJ
iShares Dow Jones U.S. Technology Sector	IYW
iShares Dow Jones U.S. Telecommunications Sector	IYZ
iShares Dow Jones U.S. Utilities Sector	IDU

iShares Domestic Subsector Index Funds
iShares Dow Jones Transportation Average	IYT
iShares Dow Jones U.S. Aerospace & Defense	ITA
iShares Dow Jones U.S. Broker-Dealers	IAI
iShares Dow Jones U.S. Financial Services	IYG
iShares Dow Jones U.S. Healthcare Providers	IHF
iShares Dow Jones U.S. Home Construction	ITB
iShares Dow Jones U.S. Insurance	IAK
iShares Dow Jones U.S. Medical Devices	IHI
iShares Dow Jones U.S. Oil & Gas Exploration & Production	IEO
iShares Dow Jones U.S. Oil Equipment & Services	IEZ
iShares Dow Jones U.S. Pharmaceuticals	IHE
iShares Dow Jones U.S. Regional Banks	IAT
iShares Nasdaq Biotechnology	IBB

iShares Domestic Real Estate Index Funds
iShares Cohen & Steers Realty Majors	ICF
iShares Dow Jones U.S. Real Estate	IYR
iShares FTSE NAREIT Real Estate 50	FTY
iShares FTSE NAREIT Industrial/Office Capped	FIO
iShares FTSE NAREIT Mortgage Plus Capped	REM
iShares FTSE NAREIT Residential Plus Capped	REZ
iShares FTSE NAREIT Retail Capped	RTL

iShares Target Risk Index Funds
iShares S&P Conservative Allocation	AOK
iShares S&P Moderate Allocation	AOM
iShares S&P Growth Allocation	AOR
iShares S&P Aggressive Allocation	AOA

40	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

The iShares® Family of Funds (Continued)

iShares International Country Index Funds	Trading Symbol
iShares FTSE China (HK Listed)	FCHI
iShares FTSE/Xinhua China 25	FXI
iShares MSCI Australia	EWA
iShares MSCI Austria Investable Market	EWO
iShares MSCI Belgium Investable Market	EWK
iShares MSCI Brazil	EWZ
iShares MSCI Brazil Small Cap	EWZS
iShares MSCI Canada	EWC
iShares MSCI Chile Investable Market	ECH
iShares MSCI China Small Cap	ECNS
iShares MSCI France	EWQ
iShares MSCI Germany	EWG
iShares MSCI Hong Kong	EWH
iShares S&P India Nifty 50	INDY
iShares MSCI Indonesia Investable Market	EIDO
iShares MSCI Ireland Capped Investable Market	EIRL
iShares MSCI Israel Capped Investable Market	EIS
iShares MSCI Italy	EWI
iShares MSCI Japan	EWJ
iShares MSCI Japan Small Cap	SCJ
iShares S&P/TOPIX 150	ITF
iShares MSCI Malaysia	EWM
iShares MSCI Mexico Investable Market	EWW
iShares MSCI Netherlands Investable Market	EWN
iShares MSCI New Zealand Investable Market	ENZL
iShares MSCI All Peru Capped	EPU
iShares MSCI Philippines Investable Market	EPHE
iShares MSCI Poland Investable Market	EPOL
iShares MSCI Singapore	EWS
iShares MSCI South Africa	EZA
iShares MSCI South Korea	EWY
iShares MSCI Spain	EWP
iShares MSCI Sweden	EWD
iShares MSCI Switzerland	EWL
iShares MSCI Taiwan	EWT
iShares MSCI Thailand Investable Market	THD
iShares MSCI Turkey Investable Market	TUR
iShares MSCI United Kingdom	EWU

iShares International Index Funds
iShares MSCI ACWI ex US	ACWX
iShares MSCI EAFE	EFA
iShares MSCI EAFE Growth	EFG
iShares MSCI EAFE Value	EFV
iShares MSCI EAFE Small Cap	SCZ
iShares FTSE Developed Small Cap ex-North America	IFSM
iShares MSCI Emerging Markets	EEM
iShares MSCI Emerging Markets Eastern Europe	ESR
iShares MSCI BRIC	BKF
iShares MSCI EMU	EZU
iShares MSCI All Country Asia ex Japan	AAXJ
iShares MSCI Pacific ex-Japan	EPP
iShares S&P Asia 50	AIA
iShares S&P Europe 350	IEV
iShares S&P Latin America 40	ILF

iShares International/Global Real Estate Index Funds
iShares S&P Developed ex-U.S. Property	WPS
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S	IFGL
iShares FTSE EPRA/NAREIT Developed Asia	IFAS
iShares FTSE EPRA/NAREIT Developed Europe	IFEU
iShares FTSE EPRA/NAREIT North America	IFNA

iShares Target Date Index Funds	Trading Symbol
iShares S&P Target Date Retirement Income	TGR
iShares S&P Target Date 2010	TZD
iShares S&P Target Date 2015	TZE
iShares S&P Target Date 2020	TZG
iShares S&P Target Date 2025	TZI
iShares S&P Target Date 2030	TZL
iShares S&P Target Date 2035	TZO
iShares S&P Target Date 2040	TZV

iShares Global Index Funds
iShares MSCI ACWI	ACWI
iShares S&P Global 100	IOO
iShares MSCI Kokusai	TOK

iShares International/Global Sector Index Funds
iShares MSCI ACWI ex US Consumer Discretionary Sector	AXDI
iShares MSCI ACWI ex US Consumer Staples Sector	AXSL
iShares MSCI ACWI ex US Energy Sector	AXEN
iShares MSCI ACWI ex US Financials Sector	AXFN
iShares MSCI ACWI ex US Health Care Sector	AXHE
iShares MSCI ACWI ex US Industrials Sector	AXID
iShares MSCI ACWI ex US Information Technology Sector	AXIT
iShares MSCI ACWI ex US Materials Sector	AXMT
iShares MSCI ACWI ex US Telecommunication Services Sector	AXTE
iShares MSCI ACWI ex US Utilities Sector	AXUT
iShares MSCI Emerging Markets Financials Sector	EMFN
iShares MSCI Emerging Markets Materials Sector	EMMT
iShares MSCI Europe Financials Sector	EUFN
iShares MSCI Far East Financials Sector	FEFN
iShares S&P Global Consumer Discretionary Sector	RXI
iShares S&P Global Consumer Staples Sector	KXI
iShares S&P Global Energy Sector	IXC
iShares S&P Global Financials Sector	IXG
iShares S&P Global Healthcare Sector	IXJ
iShares S&P Global Industrials Sector	EXI
iShares S&P Global Materials Sector	MXI
iShares S&P Global Technology Sector	IXN
iShares S&P Global Telecommunications Sector	IXP
iShares S&P Global Utilities Sector	JXI

iShares International/Global Theme Based and Specialty Index Funds
iShares Dow Jones International Select Dividend	IDV
iShares S&P Emerging Markets Infrastructure	EMIF
iShares S&P Global Clean Energy	ICLN
iShares S&P Global Infrastructure	IGF
iShares S&P Global Nuclear Energy	NUCL
iShares S&P Global Timber & Forestry	WOOD

iShares U.S. Multisector Bond Funds
iShares Barclays Aggregate	AGG
iShares Barclays Government/Credit	GBF
iShares Barclays Intermediate Government/Credit	GVI
iShares 10+ Year Government/Credit	GLJ

iShares U.S. Government Bond Funds
iShares Barclays Short Treasury	SHV
iShares Barclays 1-3 Year Treasury	SHY
iShares Barclays 3-7 Year Treasury	IEI
iShares Barclays 7-10 Year Treasury	IEF
iShares Barclays 10-20 Year Treasury	TLH
iShares Barclays 20+ Year Treasury	TLT
iShares Barclays TIPS	TIP
iShares Barclays Agency	AGZ

THE iSHARES FAMILY OF FUNDS	41

The iShares® Family of Funds (Continued)

iShares U.S. Credit Bond Funds	Trading Symbol
iShares Barclays Credit	CFT
iShares Barclays 1-3 Year Credit	CSJ
iShares Barclays Intermediate Credit	CIU
iShares iBoxx $ Investment Grade Corporate	LQD
iShares 10+ Year Credit	CLY
iShares iBoxx $ High Yield Corporate	HYG

iShares AMT-Free Municipal Bond Funds	Trading Symbol
iShares S&P National AMT-Free Municipal	MUB
iShares S&P Short Term National AMT-Free Municipal	SUB
iShares S&P California AMT-Free Municipal	CMF
iShares S&P New York AMT-Free Municipal	NYF
iShares 2012 S&P AMT-Free Municipal Series	MUAA
iShares 2013 S&P AMT-Free Municipal Series	MUAB
iShares 2014 S&P AMT-Free Municipal Series	MUAC
iShares 2015 S&P AMT-Free Municipal Series	MUAD
iShares 2016 S&P AMT-Free Municipal Series	MUAE
iShares 2017 S&P AMT-Free Municipal Series	MUAF

iShares U.S. Securitized Bond Fund
iShares Barclays MBS	MBB

iShares International Bond Funds
iShares JPMorgan USD Emerging Markets	EMB
iShares S&P/Citigroup International Treasury	IGOV
iShares S&P/Citigroup 1-3 Year International Treasury	ISHG

The iShares Funds that are registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 as iShares, Inc. and iShares Trust (“Funds”) are distributed in the U.S. by SEI Investments Distribution Co. (“SEI”). iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. The Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), FTSE/Xinhua Index Limited (“FXI”), iBoxx®, JPMorgan Chase & Co., MSCI Inc., Morningstar Inc., The NASDAQ OMX Group, Inc., National Association of Real Estate Investment Trusts (“NAREIT”), New York Stock Exchange, Inc., Russell Investment Group or Standard & Poor’s, nor are they sponsored, endorsed or issued by Barclays Capital. None of these companies make any representation regarding the advisability of investing in the Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the companies listed above. FXI does not make any warranty regarding the FTSE/Xinhua Index. All rights in the FTSE/Xinhua Index vest in FXI. Neither FTSE nor NAREIT makes any warranty regarding the FTSE NAREIT Real Estate 50/Residential/Retail/Mortgage or Industrial/Office Index; all rights vest in NAREIT. Neither FTSE nor NAREIT makes any warranty regarding the FTSE EPRA/NAREIT Developed Real Estate ex-US/North America/Europe/Asia Index; all rights vest in FTSE, NAREIT and EPRA. All rights in the FTSE Developed Small Cap ex-North America Index vest in FTSE. “FTSE” is a trade- and servicemark of London Stock Exchange and The Financial Times Limited; “Xinhua” is a trade- and servicemark of Xinhua Financial Network Limited.

An investment in the Fund(s) is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This advertising section does not constitute part of the 2010 Annual Report.

iS-3594-1010

42	2010 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.   Go to www.icsdelivery.com.

2.   From the main page, select the first letter of your brokerage firm’s name.

3.   Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.   Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by SEI Investments Distribution Co. (SEI).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. Neither SEI, nor BlackRock Institutional Trust Company, N.A., nor any of their affiliates, are affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a monthly basis on the Fund’s website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2010 BlackRock Institutional Trust Company, N.A. All rights reserved. iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

iS-AR-85-0810

Item 2.	Code of Ethics.

iShares, Inc. (the “Registrant”) has adopted a code of ethics that applies to persons appointed by the Registrant’s Board of Directors as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2010, there were no amendments to any provision of this code of ethics, nor were there any waivers granted from any provision of this code of ethics. A copy of this code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker and Robert H. Silver, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $471,552 for the fiscal year ended August 31, 2009 and $483,283 for the fiscal year ended August 31, 2010.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2009 and August 31, 2010 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations, were $136,950 for the fiscal year ended August 31, 2009 and $146,080 for the fiscal year ended August 31, 2010.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended August 31, 2009 and August 31, 2010 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended August 31, 2010 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant’s, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years, were $3,697,425 for the fiscal year ended August 31, 2009 and $4,199,105 for the fiscal year ended August 31, 2010.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Darrell Duffie.

Item 6.	Schedule of Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2)	Section 302 Certifications are attached.

(a) (3)	Not applicable to the Registrant.

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: October 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date: October 21, 2010

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date: October 21, 2010